UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

222 West Adams Street, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Michelle R. Seitz

William Blair Funds

222 West Adams Street, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1.	December 31, 2011 Annual Reports transmitted to shareholders.

ANNUAL REPORT

DECEMBER 31, 2011

December 31, 2011	William Blair Funds 1

The views expressed in the commentary for each Fund reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Statements involving predictions, assessments, analyses, or outlook for individual securities, industries, market sectors, and/or markets involve risks and uncertainties, and there is no guarantee they will come to pass.

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

2 Annual Report	December 31, 2011

PERFORMANCE AS OF DECEMBER 31, 2011—CLASS N SHARES (Unaudited)

	1 Yr.	3 Yr.	5 Yr.	10 Yr (or since inception)	Inception Date	Overall Morningstar Rating
Growth Fund
Class N	(1.93)	15.82	1.87	2.91	3/20/1946	««« Among 1,478 Large Growth Funds
Morningstar Large Growth	(2.46)	15.34	0.79	2.29
Russell 3000® Growth	2.18	18.09	2.46	2.74
S&P 500 Index	2.11	14.11	(0.25)	2.92

Large Cap Growth Fund
Class N	(3.64)	13.71	0.00	0.24	12/27/1999	««« Among 1,478 Large Growth Funds
Morningstar Large Growth	(2.46)	15.34	0.79	2.29
Russell 1000® Growth	2.64	18.02	2.50	2.60

Small Cap Growth Fund
Class N	(13.31)	19.52	(2.35)	5.74	12/27/1999	«« Among 676 Small Growth Funds
Morningstar Small Growth	(3.55)	18.45	1.30	4.38
Russell 2000® Growth	(2.91)	19.00	2.09	4.48

Mid Cap Growth Fund
Class N	1.65	19.69	5.11	5.10	2/1/2006	««««« Among 659 Mid-Cap Growth Funds
Morningstar Mid-Cap Growth	(3.96)	18.63	2.01	—
Russell MidCap® Growth	(1.65)	22.06	2.44	2.78

Small-Mid Cap Growth Fund
Class N	(0.27)	20.74	4.25	6.75	12/29/2003	«««« Among 659 Mid-Cap Growth Funds
Morningstar Mid-Cap Growth	(3.96)	18.63	2.01	—
Russell 2500TM Growth	(1.57)	21.57	2.89	6.00

Global Growth Fund
Class N	(3.47)	17.80	—	(4.71)	10/15/2007	««««« Among 697 World Stock Funds
Morningstar World Stock	(7.93)	12.35	—	—
MSCI All Country World IMI (net)	(7.89)	12.84	—	(5.40)

International Growth Fund
Class N	(14.51)	13.46	(3.83)	5.81	10/1/1992	««« Among 213 Foreign Large Growth Funds
Morningstar Foreign Large Growth	(12.30)	11.79	(2.69)	5.33
MSCI All Country World Ex-U.S. IMI (net)	(14.31)	11.53	(2.74)	6.95

International Equity Fund
Class N	(12.87)	8.64	(5.01)	2.35	5/24/2004	«« Among 213 Foreign Large Growth Funds
Morningstar Foreign Large Growth	(12.30)	11.79	(2.69)	—
MSCI World Ex-U.S. (net)	(12.21)	8.53	(4.09)	4.68
MSCI All Country World Ex-U.S. IMI (net)	(14.31)	11.53	(2.74)	6.24

International Small Cap Growth Fund
Class N	(12.16)	20.21	(1.10)	3.96	11/1/2005	««« Among 129 Foreign Small/Mid Growth Funds
Morningstar Foreign Small/Mid Growth	(14.72)	15.94	(2.62)	—
MSCI All Country World Ex-U.S. Small Cap (net)	(18.50)	18.46	(1.73)	4.09

Please see the next page for important disclosure information.

December 31, 2011	William Blair Funds 3

PERFORMANCE AS OF DECEMBER 31, 2011—CLASS N SHARES (Unaudited)—CONTINUED

	1 Yr.	3 Yr.	5 Yr.	10 Yr (or since inception)	Inception Date	Overall Morningstar Rating
Emerging Markets Growth Fund
Class N	(17.29)	21.08	(1.31)	9.72	6/6/2005	««« Among 352 Diversified Emerging Markets Funds
Morningstar Diversified Emerging Markets	(19.86)	18.32	0.40	—
MSCI Emerging Markets IMI (net)	(19.49)	20.74	2.61	10.46

Emerging Leaders Growth Fund
Class N	(19.55)	—	—	(2.85)	5/3/2010	Not rated.
Morningstar Diversified Emerging Markets	(19.86)	—	—	—
MSCI Emerging Markets Large Cap (net)	(17.65)	—	—	(2.90)

Emerging Markets Small Cap Growth Fund
Class N	—	—	—	(2.70)	10/24/2011	Not rated.
MSCI Emerging Markets Small Cap (net)	—	—	—	(6.32)

Large Cap Value Fund
Class N	—	—	—	(0.19)	10/24/2011	Not rated.
Russell 1000® Value	—	—	—	1.66

Small Cap Value Fund
Class N	(6.95)	15.43	1.50	6.28	12/23/1996	««« Among 302 Small Value Funds
Morningstar Small Value	(4.45)	16.87	0.20	7.10
Russell 2000® Value	(5.50)	12.36	(1.87)	6.40

Mid Cap Value Fund
Class N	(0.34)	—	—	4.70	5/3/2010	Not rated.
Morningstar Mid-Cap Value	(3.96)	—	—	—
Russell Midcap® Value	(1.38)	—	—	3.38

Small-Mid Cap Value Fund
Class N	—	—	—	4.50	12/15/2011	Not rated.
Russell 2500® Value Index	—	—	—	4.20

Bond Fund
Class N	7.41	8.78	—	6.68	5/1/2007	««« Among 1,018 Intermediate-Term Bond Funds
Morningstar Intermediate-term Bond	5.86	9.22	—	—
Barclays Capital U.S. Aggregate Bond	7.84	6.77	—	6.52

Income Fund
Class N	5.21	7.02	3.86	3.94	10/1/1990	«««« Among 353 Short-Term Bond Funds
Morningstar Short-term Bond	1.66	5.12	3.48	3.38
Barclays Capital Intermediate Govt./Credit Bond	5.80	5.65	5.88	5.20
4 Annual Report	December 31, 2011

PERFORMANCE AS OF DECEMBER 31, 2011—CLASS N SHARES (Unaudited)—CONTINUED

	1 Yr.	3 Yr.	5 Yr.	10 Yr (or since inception)	Inception Date	Overall Morningstar Rating
Low Duration Fund
Class N	1.73	—	—	1.43	12/1/2009	Not rated.
Morningstar Ultra Short Bond	0.25	—	—	—
Merrill Lynch 1-Year U.S. Treasury Note	0.57	—	—	0.60

Ready Reserves Fund
Class N	0.01	0.04	1.40	1.67	6/22/1988	Not rated.
AAA Money Market Funds	0.01	0.07	1.39	1.62

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. As interest rates rise, bond prices will fall and bond funds may become more volatile. Class N shares are available to the general public without a sales load.

Morningstar Ratings™ are as of 12/31/2011 and are subject to change every month. The ratings are based on a risk-adjusted return measure that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each Category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The 3/5/10 year Morningstar ratings were as follows: Growth Fund «««/««««/««« and Large Cap Growth Fund «««/«««/««, out of 1,478/1,279/804 large growth funds; Small Cap Growth Fund «««/«/«««, out of 676/573/368 small growth funds; Mid Cap Growth Fund ««««/«««««/NA and Small-Mid Cap Growth Fund ««««/««««/NA out of 659/596/NA mid cap growth funds; Global Growth Fund «««««/NA/NA out of 697/NA/NA world stocks; International Growth Fund ««««/«««/««« and International Equity Fund «««/««/NA out of 213/164/96 foreign large growth funds; International Small Cap Growth Fund ««««/«««/NA out of 129/108/NA foreign small/mid growth funds; Emerging Markets Growth Fund ««««/««/NA and Emerging Leaders Growth Fund ««««/NA/NA, out of 352/237/NA diversified emerging markets growth funds; Small Cap Value Fund «««/««««/««« out of 302/264/145 small value funds; Income Fund ««««/«««/«««« out of 353/322/179 short-term bond funds; Bond Fund «««/NA/NA out of 1,018/NA/NA intermediate-term bond fund.

Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 5

David C. Fording

John F. Jostrand

GROWTH FUND

The Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Growth Fund decreased 1.93% on a total return basis (Class N Shares) for the 12 months ended December 31, 2011. By comparison, the Fund’s benchmark, the Russell 3000® Growth Index, increased 2.18%.

We were disappointed in our near-term results; however, the fund has a solid performance record over the long-term as demonstrated by its outperformance over the benchmark for the ten year period.

The year was challenging for investors as uncertainty remained high, both here and abroad, and many worried about debt contagion, economic health, and the ability of governments to set policy in order to stabilize financial markets. Performance of equities remained greatly impacted by macroeconomic and political issues globally as demonstrated by elevated stock correlations. Remarkably, in 2011, given the uncertainty and volatility, the Russell 3000® Growth Index rose modestly. Most of the gains occurred in the first half of the year, despite headwinds from the Middle East crisis and Japanese earthquake; investors reacted positively to better-than-anticipated corporate earnings, economic reports, and had a growing level of confidence in the economic recovery. However, by the second half of the year investors were shaken by rising European sovereign debt concerns. Also, in the U.S., political gridlock ensued, the government’s credit rating was downgraded, and economic data weakened in the third quarter. Trading volatility was high and investors sought safety in more defensive Utilities, Consumer Staples, mega caps and high dividend yielding groups.

The fund’s performance was impacted by stock specific issues. It also had style headwinds as macro concerns flared and stock correlations rose to new highs presenting a challenge for active managers. Generally in periods of high stock correlations, stocks trade similarly and are influenced by macro or policy events, rather than company specific results. This is a difficult environment for active bottom up managers as they focus on the underlying company fundamentals, rather than predicting government policy outcomes or GDP trends. In 2011 this was demonstrated by the return of the Russell 3000® Growth Index being in the top quintile when compared to the returns of the funds in the Morningstar Large Growth universe. Given the uncertainty, investors sought safety above all else. We maintained our investment discipline and did not flock to perceived safe groups at the expense of investing in quality companies with attractive growth profiles. Over time, we believe compounded earnings growth and high returns are clear drivers of stock performance, and while on occasion, macro issues may rise to the forefront, they are typically for a limited time. Most notably, our underweights in both Consumer Staples and mega cap stocks hurt relative results. Also, our underweight in the highest dividend yielding stocks was a detractor. We do not have a dividend yield threshold as part of our investment process. The portfolio had more than 60% of its assets invested in the lowest yielding group or those stocks with less than a 1% dividend yield. Importantly, we added value through stock selection in this larger, more growth-oriented group.

In order to provide some context, the return spreads between groups perceived as “safe” versus those perceived as having higher risk were wide and an underweight in the best groups posed a challenge for relative performance. Within the Russell 3000® Growth Index, the Consumer Staples sector rose 15.10% versus Industrials which fell 2.68%; mega caps (>$50 billion in market capitalization) gained 8.29% while small caps (<$3 billion in market capitalization) lost 3.94%; and lastly, high yielding stocks (dividend yield >3%) rose 17.44% in comparison to low dividend yielding (<1% in dividend yield) which lost 3.96%.

6 Annual Report	December 31, 2011

In terms of our portfolio holdings, the Energy sector was a struggle. Suncor Energy, Inc., an integrated Canadian oil and gas company, declined on the uncertainty around the strength of global growth and oil demand, which is critical to profitable extraction of oil in the Canadian oil sands. Also, we did not own Exxon Mobil, a large integrated oil company and one of the largest benchmark weights. It rose 19% in the period, and not owning it detracted from relative results. Another sector detractor was Health Care, primarily due to our position in Illumina, Inc., the technology leader in genotyping. It declined on a preannounced revenue shortfall in the fourth quarter due to uncertainty in funding budgets resulting in delayed spending by its customers. We continue to own the stock, believing that the firm is well positioned to take advantage of the secular trend in genetic sequencing adoption. Outside of Energy and Health Care, there were two notable laggards. Manpower, Inc., an employment service company, came under pressure as investors had concerns over the elevated macroeconomic headwinds, particularly in Europe, its largest market. As the global economy continues to recover albeit at a slow pace, the firm should benefit from secular growth in worldwide demand for temporary staffing. In Information Technology (IT), Dolby Laboratories, Inc. declined due to concerns over potential sustained softness in the PC end market as well as the strength in Apple products which do no utilize Dolby technologies. We sold this position because we had better opportunities elsewhere in our view.

Our greatest contributor to results was McDonald’s Corporation, one of our largest holdings. This Consumer Discretionary stock had solid earnings reports throughout the period; and we believe it should continue to benefit from strong store traffic, its product offering with broad menu pricing as well as exceptional execution by management. Another strong performer was Green Mountain Coffee Roasters, Inc. Its stock rallied in the first nine months of the year on better-than-expected earnings reports due to sales gains; during this period, we trimmed it into strength which is consistent with our discipline. In our view, the consumer adoption rate remains strong and likely will continue, especially with Starbucks and Dunkin Donuts entering the Keurig ecosystem. Also, the company has a compelling first mover advantage, and it should perpetuate some of its competitive strengths with a next generation brewer. In terms of sectors, our best performer was the Materials sector where more defensive positions, such as Airgas, Inc. and Ecolab, Inc., held up well. Also, the Industrials sector was notable. Fastenal Co. gained ground on strong sales growth with the roll-out of the vending machines initiative and increased international business while Goodrich Corporation, a leader in aerospace systems, rallied on the announcement of its acquisition by United Technologies. Additionally, we had two other holdings that were acquired—Rightnow Technologies and Atheros Communications both in IT—which helped our results.

As you know, our investment process is a bottom up, fundamental research driven approach, which leverages our global research capabilities. Our stock selection has led us to larger sector positions in Information Technology, Industrials, Health Care and Consumer Discretionary. Over the year, our sector exposures did not change drastically. Information Technology and Health Care both rose modestly while Consumer Staples declined. In regard to Consumer Staples, it is our largest underweight. Historically, we prefer to invest in companies with more attractive long-term growth rates, which in general are found in other sectors. In 2011, many investors sought out this group for its defensive characteristics; we believe relative valuations in the sector are broadly unattractive. With the volatility, we trimmed our winners, and were opportunistic adding several new names to the portfolio such as Amazon.com, Inc. We have a high degree of confidence in our investment process and find our current holdings attractive on quality and growth metrics.

Looking ahead into 2012 and similar to last year, we continue to be cautiously optimistic on the U.S. economy; growth will likely remain at a slow pace. Toward the end of 2011, signs were encouraging on the employment front and in terms of consumer spending though we are cautious on the latter unless the former continues to strengthen. Also, U.S. corporations remain strong with solid profits in a difficult environment and healthy balance sheets with significant cash positions. The Federal Reserve persists with its accommodative stance, which should assist businesses and consumers further. Likewise, many other central banks around the globe cut interest rates as inflationary concerns fell over the course of 2011. However,

December 31, 2011	William Blair Funds 7

investors are likely to remain uneasy over policy risks and their macro implications. Globally, ongoing structural challenges in the largest developed economies remain. Policy decisions will play a large role which raises the possibility of stalemates or brinksmanship, neither of which would aid an already fragile investor psychology. Periodic bouts of volatility are likely.

As always, our philosophy, process and disciplines remain in full force. This framework will lead us to quality growth companies with unique competitive advantages, superior as well as sustainable earnings growth, and strong management teams. In our view, these companies will perform well over the long-term against peers and the overall market.

8 Annual Report	December 31, 2011

Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2011

	1 Year	3 Year	5 Year	10 Year
Class N	(1.93)%	15.82%	1.87%	2.91%
Class I	(1.60)	16.18	2.22	3.22
Russell 3000® Growth Index	2.18	18.09	2.46	2.74
S&P 500 Index	2.11	14.11	(0.25)	2.92

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on December 31, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2011	William Blair Funds 9

Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—33.3%
*Apple, Inc.	84,985	$34,419
*Broadcom Corporation Class “A”	274,300	8,053
*eBay, Inc.	492,200	14,928
*Genpact, Ltd.†	602,818	9,012
*Google, Inc. Class “A”	40,605	26,227
*Juniper Networks, Inc.	294,000	6,000
*Monolithic Power Systems, Inc.	614,800	9,265
QUALCOMM, Inc.	324,540	17,752
*Silicon Laboratories, Inc.	304,140	13,206
*SolarWinds, Inc.	244,800	6,842
Solera Holdings, Inc.	159,400	7,100
TE Connectivity, Ltd.†	345,200	10,636
*Trimble Navigation, Ltd.	338,500	14,691
VeriSign, Inc.	289,800	10,352

		188,483

Health Care—15.8%
*Align Technology, Inc.	209,600	4,973
Allergan, Inc.	115,900	10,169
*Celgene Corporation	147,980	10,004
*Cerner Corporation	85,900	5,261
*DaVita, Inc.	175,400	13,297
*DexCom, Inc.	418,200	3,893
*Gilead Sciences, Inc.	257,435	10,537
*Haemonetics Corporation	110,800	6,783
*IDEXX Laboratories, Inc.	141,318	10,876
*Illumina, Inc.	178,500	5,441
*NxStage Medical, Inc.	464,415	8,257

		89,491

Industrials—15.8%
Fastenal Co.	248,458	10,835
Goodrich Corporation	90,600	11,207
*IHS, Inc. Class “A”	201,314	17,345
*Jacobs Engineering Group, Inc.	332,800	13,505
Manpower, Inc.	149,900	5,359
*Polypore International, Inc.	156,300	6,876
The Corporate Executive Board Co.	221,339	8,433
*TransDigm Group, Inc.	103,980	9,949
*Trimas Corporation	327,862	5,885

		89,394

Consumer Discretionary—14.7%
*Amazon.com, Inc.	65,100	11,269
Gentex Corporation	290,900	8,608
Harley-Davidson, Inc.	226,599	8,808

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Consumer Discretionary—(continued)
*K12, Inc.	244,688	$4,390
McDonald’s Corporation	334,964	33,607
*Tempur-Pedic International, Inc.	126,800	6,661
*Urban Outfitters, Inc.	371,100	10,227

		83,570

Energy—8.3%
*Cameron International Corporation	147,547	7,258
Occidental Petroleum Corporation	156,800	14,692
Schlumberger, Ltd.†	244,800	16,722
Suncor Energy, Inc.†	284,600	8,205

		46,877

Materials—4.8%
Airgas, Inc.	132,000	10,307
Ecolab, Inc.	242,720	14,032
*Stillwater Mining Co.	294,300	3,078

		27,417

Financials—3.1%
*IntercontinentalExchange, Inc.	117,500	14,165
Jones Lang LaSalle, Inc.	53,300	3,265

		17,430

Consumer Staples—1.6%
*Green Mountain Coffee Roasters, Inc.	203,900	9,145

Total Common Stocks—97.4% (cost $488,294)		551,807

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/30/11, due 1/3/12, repurchase price $12,603, collateralized by U.S. Treasury Note, 1.750%, due 1/31/14	$12,603	12,603

Total Repurchase Agreement—2.2% (cost $12,603)		12,603

Total Investments—99.6% (cost $500,897)		564,410
Cash and other assets, less liabilities—0.4%		2,332

Net assets—100.0%		$566,742

* Non-income producing securities

† U.S. listed foreign security

See accompanying Notes to Financial Statements.

10 Annual Report	December 31, 2011

James S. Golan

David P. Ricci

LARGE CAP GROWTH FUND

The Large Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Large Cap Growth Fund decreased 3.64% on a total return basis (Class N Shares) for the 12 months ended December 31, 2011. By comparison, the Fund’s benchmark, the Russell 1000® Growth Index, increased 2.64%.

We were disappointed in this near-term performance.

The year was challenging for investors as uncertainty remained high, both here and abroad, and many worried about debt contagion, economic health, and the ability of governments to set policy in order to stabilize financial markets. Performance of equities remained greatly impacted by macroeconomic and political issues globally as demonstrated by elevated stock correlations. Remarkably, in 2011, given the uncertainty and volatility, the Russell 1000® Growth Index rose modestly. Most of the gains occurred in the first half of the year, despite headwinds from the Middle East crisis and Japanese earthquake; investors reacted positively to better-than-anticipated corporate earnings, economic reports, and had a growing level of confidence in the economic recovery. However, by the second half, investors were shaken by rising European sovereign debt concerns. Also, in the U.S., political gridlock ensued, the government’s credit rating was downgraded, and economic data weakened in the third quarter. Trading volatility was high and investors sought safety in more defensive Utilities, Consumer Staples, mega caps, and high dividend yielding groups.

The fund’s performance was impacted by stock selection. It also had style headwinds as macro concerns flared and stock correlations rose to new highs presenting a challenge for active managers. Generally in periods of high stock correlations, stocks trade similarly and are influenced by macro or policy events, rather than company specific results. This is a difficult environment for active bottom up managers as they focus on the underlying company fundamentals, rather than predicting government policy outcomes or GDP trends. In 2011, this was demonstrated by the return of the Russell 1000® Growth Index being in the top quintile when compared to the returns of the funds in the Morningstar Large Growth universe. Given the uncertainty, investors sought safety above all else. We maintained our investment discipline and did not flock to perceived safe groups at the expense of investing in quality companies with attractive growth profiles. Over time, we believe compounded earnings growth and high returns are the clear drivers of stock performance, and while on occasion, macro issues may rise to the forefront, they are typically for a limited time. Most notably, our underweights in both Consumer Staples and mega cap stocks hurt relative results. Also, our underweight in the highest dividend yielding stocks was a detractor. We do not have a dividend yield threshold as part of our investment process. The portfolio had little exposure to higher yielding stocks or stocks with greater than a 2% dividend yield; our exposure was about 7% while the benchmark was more than 34%.

In order to provide some context, the return spreads between groups perceived as “safe” versus those perceived as having higher risk were wide and an underweight in the best groups posed a challenge for relative performance. Within the Russell 1000® Growth Index, the Consumer Staples sector rose 15.15% versus Industrials which fell 2.71%; mega cap or stocks (>$50 billion in market capitalization) gained 8.29% while small caps (<$3billion in market capitalization) lost 8.27%; and lastly, high yielding stocks (dividend yield >3%) rose 18.32% in comparison to low dividend yielding (<1% in dividend yield) that lost 3.99%.

Our largest sector detractor was Energy. Suncor Energy, an integrated Canadian oil and gas company, declined on the uncertainty around the strength of global growth and oil demand, which is critical to profitable extraction of oil in the Canadian oil sands. This position was

December 31, 2011	William Blair Funds 11

sold in December. Also, we did not own Exxon Mobil, a large integrated oil company, and one of the largest benchmark weights. It rose 19% in the period, and not owing it hurt relative results. Consumer Staples stocks were also a notable laggard due to Green Mountain Coffee Roasters, Inc. and no exposure to Phillip Morris—a high dividend yielder that rose 40%— detracting from relative results. On Green Mountain Coffee Roasters, Inc., we started a position in early December after the stock came under pressure in November on a disappointing revenue figure (despite being up 91% year-over-year) due to changes in wholesale ordering patterns by grocery and wholesale clubs and not a result of a shift in end demand. This stock declined further in mid December as investors were jittery about the important holiday gift giving season. In our view, the consumer adoption rate remains strong and likely will continue, especially with Starbucks and Dunkin Donuts entering the Keurig ecosystem. Additionally, select Information Technology stocks were relative underperformers. One of the weakest overall holdings was Dolby Laboratories, Inc.; it declined on concerns over potential sustained softness in the PC end market and the strength of Apple products which do not utilize Dolby technologies. Microsoft was notable as well; despite its attractive earnings reports driven by its business division (Office 2010) and entertainment and devices group (Xbox 360 console and Kinect), the market was unwilling to reward the stock due to concerns over slowing PC sales, especially in consumer, and competition from tablets (e.g. iPads). We sold both of these Technology positions because we had better opportunities.

The greatest positive relative performance was from the Industrial sector. Goodrich, a leader in aerospace systems, rallied on the announcement of its acquisition by United Technologies. As a result, it was sold from the portfolio. W.W. Grainger, Inc., a high quality industrial distributor, had solid earnings reports throughout the year driven by attractive sales growth. In this highly fragmented North American industrial distribution sector, we believe it is well positioned to experience market share gains from Stock Keeping Unit (SKU) expansion and sales force increases. Also, on a sector basis, Materials was helpful to results due our position in Praxair, Inc., an industrial gas company. It continued to have a high project backlog and exceptional management execution. In our view, Praxair, Inc. will benefit from growth drivers in emerging market expansion, new project starts, rising capitalization and pricing. Other notable contributors were in Consumer Discretionary. Starbucks Corporation was added to the portfolio in May and benefited from solid sales figures and store traffic, as well as its announced introduction into the highly profitable single serve K-cup market. Nike, Inc., the world’s largest provider of athletic footwear, apparel, and equipment, rose nicely driven by sales momentum in North America and China as well as strong execution. Nike Inc.’s strengths remain its brand, product innovation, and marketing (World Cup/Olympics upcoming). Its growth will benefit from continued emerging market expansion, price increases as a result of brand strength, and improved operational efficiencies.

As you know, our investment process is a bottom up, fundamental research driven approach, which leverages our global research capabilities. We are committed to building a quality growth large cap portfolio with strong competitive results against benchmarks and peers. In our view, it is important to focus more narrowly, with greater position sizes, on companies that are long-term strategically advantaged and can sustain growth in excess of the benchmark. At end of 2011, the portfolio held 40 stocks, which the largest 15 stocks accounted for about 55% of total assets. For comparison at the end of December 2010, we held 42 names and the top 15 were 50% of assets. In terms of sectors, our stock selection has led us to large sector positions in Information Technology, Consumer Discretionary, and Industrials. In the year, our sector exposures only changed modestly. Information Technology and Consumer Staples both rose while Industrials and Energy declined.

Looking ahead into 2012 and similar to last year, we continue to be cautiously optimistic on the U.S. economy; growth will likely remain at a slow pace. Toward the end of 2011, signs were encouraging on the employment front and in terms of consumer spending though we are cautious on the latter unless the former continues to strengthen. Also, U.S. corporations remain strong with solid profits in a difficult environment and healthy balance sheets with significant cash positions. The Federal Reserve persists with its accommodative stance, which should assist businesses and consumers further. Likewise, many other central banks around

12 Annual Report	December 31, 2011

the globe cut interest rates as inflationary concerns fell over the course of 2011. However, investors are likely to remain uneasy over policy risks and their macro implications. Globally, ongoing structural challenges in the largest developed economies remain. Policy decisions will play a large role which raises the possibility of stalemates or brinksmanship, neither of which would aid an already fragile investor psychology. Periodic bouts of volatility are likely.

As always, our philosophy, process and disciplines remain in full force. This framework will lead us to quality growth companies with unique competitive advantages, superior as well as sustainable earnings growth, and strong management teams. In our view, these companies will perform well over the long-term against peers and the overall market.

December 31, 2011	William Blair Funds 13

Large Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2011

	1 Year	3 Year	5 Year	10 Year
Class N	(3.64)%	13.71%	0.00%	0.24%
Class I	(3.54)	13.94	0.20	0.47
Russell 1000® Growth Index	2.64	18.02	2.50	2.60

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

14 Annual Report	December 31, 2011

Large Cap Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—32.9%
Accenture plc†	13,720	$730
*Apple, Inc.	4,930	1,997
*Broadcom Corporation Class “A”	14,040	412
*Citrix Systems, Inc.	8,170	496
*eBay, Inc.	25,710	780
*Google, Inc. Class “A”	2,023	1,307
*Juniper Networks, Inc.	19,650	401
QUALCOMM, Inc.	18,195	995
TE Connectivity, Ltd.†	18,220	561
*Trimble Navigation, Ltd.	12,260	532

		8,211

Consumer Discretionary—16.4%
*Amazon.com, Inc.	2,010	348
*Discovery Communications, Inc.	8,580	351
Harley-Davidson, Inc.	18,310	712
Johnson Controls, Inc.	12,560	393
NIKE, Inc. Class “B”	10,590	1,021
*priceline.com, Inc.	545	255
Starbucks Corporation	21,850	1,005

		4,085

Industrials—13.7%
Donaldson Co., Inc.	5,620	383
*Jacobs Engineering Group, Inc.	10,250	416
Precision Castparts Corporation	4,590	756
Rockwell Automation, Inc.	3,100	228
*Stericycle, Inc.	5,070	395
United Parcel Service, Inc. Class “B”	7,490	548
W.W. Grainger, Inc.	3,680	689

		3,415

Consumer Staples—9.8%
Colgate-Palmolive Co.	6,800	628
*Green Mountain Coffee Roasters, Inc.	12,400	556
Mead Johnson Nutrition Co.	11,680	803
Whole Foods Market, Inc.	6,510	453

		2,440

Health Care—8.4%
Allergan, Inc.	7,015	615
Cardinal Health, Inc.	7,120	289
Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Health Care—(continued)
*DaVita, Inc.	7,620	$578
*Gilead Sciences, Inc.	14,730	603

		2,085

Energy—7.7%
National Oilwell Varco, Inc.	6,810	463
Occidental Petroleum Corporation	5,390	505
Schlumberger, Ltd.†	14,160	967

		1,935

Financials—5.7%
*Affiliated Managers Group, Inc.	4,480	430
American Express Co.	10,530	496
T Rowe Price Group, Inc.	8,810	502

		1,428

Materials—4.7%
Praxair, Inc.	7,045	753
*Syngenta AG—ADR	7,210	425

		1,178

Total Common Stocks—99.3% (cost $20,888)		24,777

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/30/11, due 1/3/12, repurchase price $233, collateralized by FHLMC, 4.500%, due 1/15/14	$233	233

Total Repurchase Agreement—0.9% (cost $233)		233

Total Investments—100.2% (cost $21,121)		25,010
Liabilities, plus cash and other assets—(0.2)%		(61)

Net assets—100.0%		$24,949

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 15

ADR = American Depository Receipt

† U.S. listed foreign security

* Non-income producing securities

Michael P. Balkin

Karl W. Brewer

SMALL CAP GROWTH FUND

The Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Small Cap Growth Fund decreased 13.31% on a total return basis (Class N shares) for the 12 months ended December 31, 2011. By comparison the Fund’s benchmark, the Russell 2000® Growth Index, declined 2.91%.

Market Review

The U.S. equity markets finished a volatile 2011 with a robust rally in the fourth quarter, bringing most large cap indices just into positive territory for the year and leaving most small cap indices just below breakeven. The Russell 2000® Growth Index was up 14.99% in the fourth quarter and -2.91% for the year overall. The William Blair Small Cap Growth Fund did not keep pace in the fourth quarter’s rapid ascent. For the year overall, the strategy underperformed the benchmark as well.

The aforementioned volatility in 2011 was caused by the opposing forces of mostly positive U.S. economic data and corporate fundamentals contrasted against numerous concerns about the global economy and geo-political environment. During the first half of the year, investors mostly looked through Middle Eastern and North African uprisings and the Japanese natural disaster as corporate fundamentals remained robust. However, during the third quarter, the market corrected swiftly. This was driven primarily by the European sovereign debt crisis spreading more dramatically to larger Euro-zone countries beyond Greece. Domestically, political brinksmanship over the debt ceiling debate deteriorated investor and public sentiment about our leadership, contributing to the selloff as well. While the European sovereign debt crisis remained at the forefront of concerns throughout the fourth quarter, investor sentiment improved considerably as the focus moved instead to better-than-expected corporate earnings, employment, housing and industrial production reports late in the year.

From a style and sector perspective, the market environment within the Russell 2000® Growth Index was much different in the fourth quarter than it was for the year overall. Higher beta stocks did well in the fourth quarter but underperformed for the year. This can be seen in sector performance as well. Some of the more cyclically-driven sectors outperformed in the fourth quarter (e.g., Energy +28.16%, Industrials +20.74%) while underperforming for the year overall (e.g., Industrials -2.07%, Energy -6.27%). On the other hand, the typically-defensive Consumer Staples and Health Care sectors outperformed for the year (+13.36% and +1.93%, respectively) while underperforming in the final quarter (+6.89% and +11.33%, respectively).

Portfolio Review

The Fund’s underperformance for the year was most dramatic in the first quarter. In that quarter, the strategy’s three defining characteristics—its contrarian bias, valuation sensitivity and smaller market cap bias—were out of favor in the market and caused a great deal of the underperformance during the period. Over the balance of the year, while the style headwinds were more muted, stock selection continued to be subpar. For the year overall, stock selection in Consumer Discretionary (e.g., Office Depot, Inc. and WMS Industrials, Inc.) and Health Care (e.g., ExamWorks Group, Inc. and Kensey Nash Corporation) were two of the weakest areas of the portfolio. ICG Group, Inc. and Cowen Group, Inc. within Financials and Demand Media within Information Technology were other meaningful detractors for the year. On the other hand, stock selection in Industrials (e.g., On Assignment, Inc. and TransDigm Group, Inc.) and Energy were two areas of positive relative performance.

16 Annual Report	December 31, 2011

For the fourth quarter specifically, the Fund’s underperformance was the result of negative stock selection. ICG Group, Inc. and First Cash Financial Services, Inc. within Financials and Kensey Nash Corporation within Health Care were a few of the weakest performers. Positively contributing to relative performance were On Assignment, Inc., Oil States International, Inc. and Monolithic Power Systems, Inc.. These stocks are discussed in greater detail later in this year-end review.

As investors in the strategy ourselves, we are keenly aware this year’s underperformance represents the second consecutive year of underperformance. As we discussed last year, 2010 was a combination of negative stock selection and style headwinds, similar to 2011 discussed above. Below, given our bottom-up orientation, and as we do each quarter, we aim to give you more information on some of the fourth quarter’s worst performing stocks, all 5 of which we continue to hold. It may also be worth noting that we continue to hold 8 of the 10 worst detractors from 2011 relative return. We still believe we have a portfolio of attractive investment ideas and are confident we can produce the superior stock selection that has driven solid results over the long-term track record of this Fund.

Market Outlook

Looking forward, the improved economic data over the past few months increases the probability that the economic recovery is self-sustaining. The health of the global financial system due to European sovereign debt problems and the prospects for emerging market growth continue to be two of the largest macro-economic risks. In addition, 2012 will bring events such as the U.S. presidential election, austerity debates, potential standoffs with Iran and North Korea and other unforeseen events that will undoubtedly spur uncertainty in investor psyche. That said, the level of investor pessimism is already high, stock market valuations are reasonably attractive and earnings expectations for 2012 have been reduced over the past few months. All of these are often advantageous for prospective equity returns.

In the end, while we factor various economic scenarios into our stock picking, we focus our time on constructing the portfolio from a bottom-up perspective. We continue to find good ideas across sectors, and are confident the Fund consists of well-managed companies with solid competitive positions whose stocks are at attractive valuations compared to the growth and consistency of their business.

Contributors to Return (Fourth Quarter)

Brookdale Senior Living, Inc. (BKD) operates senior living facilities in the United States. The company offers three main types of facilities; Independent Living, Assisted Living, and Continuing Care Retirement Communities. Reason for outperformance: Improved prospects regarding the economy, and specifically housing, helped the stock over the three-month period. Action: We maintained our position during the quarter. The stock was extremely volatile during 2011 as it was one of our largest contributors to return in the first and fourth quarters and one of the largest detractors from return in the second and third quarters. However, we continue to own the stock given its long-term prospects. Our investment thesis centers around Brookdale Senior Living, Inc.’s strong competitive position in the senior living industry, enabling the company to capitalize on an aging population and a dearth of new senior living facilities being built.

Monolithic Power Systems, Inc. (MPWR) designs, manufactures and markets analog power integrated circuit solutions and mixed-signal semiconductors. Reason for outperformance: Sentiment improved on the stock as investors anticipated increasing design wins over the coming quarters. Action: We maintained our position in the stock after the move. We continue to believe the company’s ultra low cost structure, and therefore competitive pricing, combined with strong design capabilities will allow the company to steal market share and drive above average long-term earnings growth.

December 31, 2011	William Blair Funds 17

Oil States International, Inc. (OIS) is a diversified energy services firm. The company manufacturers capital equipment for deepwater production facilities and subsea pipelines and provides services to the oil and gas industry such as remote site accommodations and production-related rental tools. Reason for outperformance: In addition to the overall energy sector performing well, the company reported a very strong earnings report during the quarter. It saw particular business momentum in its accommodations and tool rental businesses. Action: We maintained our position in the stock following the positive move. We continue to believe the company’s accommodations and off-shore products divisions are strong long-term growth drivers, and that its management team and strong returns on capital make the stock an attractive investment as well.

On Assignment, Inc. (ASGN) is a professional staffing firm that provides flexible and permanent staffing solutions in specialty skills including Laboratory, Healthcare, Physician, Information Technology and Engineering. Reason for outperformance: General improvement in economic data, especially in employment figures, helped boost the stock during the quarter. Importantly, the company also reported strong results, as the company is seeing strength in Information Technology staffing and an improvement in Healthcare staffing. Action: We trimmed the stock on strength but continue to hold a position as we believe the company’s niche and differentiated staffing solutions should enable the company to gain market share and produce superior, long-term earnings growth.

Six Flags Entertainment Corporation (SIX) owns and operates regional theme, water and zoological parks throughout North America. Reason for outperformance: After purchasing this stock early in the quarter following the third quarter’s economic-sensitivity led sell-off, the stock rebounded swiftly as those economic fears receded during the fourth quarter. In addition, while overall attendance was down primarily due to weather, revenue per capita was up nicely, a metric many are watching to gauge the success of the current management team. Action: We maintained our position following the move as we believe the management team is focused on improving the monetization of its Six Flags Entertainment Corporation brand, representing a meaningful earnings growth opportunity for the company.

Detractors from Return (Fourth Quarter)

First Cash Financial Services, Inc. (FCFS) provides consumer financial services and related specialty products, primarily through its network of pawn shops in the United States and Mexico. Reason for underperformance: After the company’s solid growth the past couple of years, investors became concerned that recent decelerating growth was likely to continue, particularly in the Mexican market. The selloff in the price of gold impacted sentiment as well given the company’s inventory of jewelry. Action: We added to our position on weakness given the company’s strong management team, barriers to entry in the US market and substantial growth opportunity particularly in the Mexican market.

ICG Group, Inc.’s (ICGE) primary business, ICG Commerce, is an outsourced procurement provider for corporate customers’ non-core expenses such as freight and media buying. Reason for underperformance: The company announced disappointing earnings and forward revenue guidance as a few large customer deals were pushed out. The company noted the approval process and economic environment were lengthening the sales cycle. Action: We added to our position on the weakness as we believe ICG Commerce’s value proposition is substantial for customers. Given the amount of expense savings it provides to a typical customer, the return on that customer’s investment is very attractive. In addition, the sizable global procurement market should provide a long runway for growth.

Kensey Nash Corporation (KNSY) develops, manufactures and processes resorbable biomaterial products, incorporating the company’s collagen technology and synthetic polymers. The company sells its products through strategic partners into a variety of medical end markets such as orthopedics, spine, sports medicine and general surgery. Reason for underperformance: The company announced it was entering mediation with one of its

18 Annual Report	December 31, 2011

partners, St. Jude Medical, regarding historical and future royalty payments relating to Angio-Seal, a St. Jude vascular closure device with Kensey Nash Corporation content. Action: We added to our position on weakness as we believe the company’s diversified mix of innovative products will drive superior long-term earnings growth despite the near term negative business development.

NxStage Medical, Inc. (NXTM) develops and markets novel technologies for the treatment of kidney failure, primarily for the at-home hemodialysis market. Reason for underperformance: Despite what we feel are strong underlying trends in home hemodialysis, the company reported worse than expected international sales, in part due to accounting changes that were likely misunderstood by many investors. The stock’s strong performance in previous quarters likely contributed to the fourth quarter decline as well, as some investors took profits. Action: We maintained our position as we believe NxStage Medical, Inc. is poised to benefit from the trend to home hemodialysis, a trend likely to continue given evidence it produces better patient outcomes at lower cost to the health care system.

Polypore International, Inc. (PPO) develops highly engineered microporous membranes enabling the management of ions, gases and particles. The company’s technology is used in lithium ion and lead-acid battery separators, hemodialysis and blood oxygenation applications within healthcare, and various microfiltration, ultrafiltration and gasification/degasification industrial applications. Reason for underperformance: Despite healthy business trends, the weakness during the quarter was primarily driven by global economic concerns, capacity expansion causing the potential need for a capital raise, and negative sentiment toward battery separation technology in the electric vehicle market. Action: We added to the position on the selloff as we believe the company’s capacity additions and demand for its technologies will boost revenue and margins over the coming year.

December 31, 2011	William Blair Funds 19

Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2011

	1 Year	3 Year	5 Year	10 Year
Class N	(13.31)%	19.52%	(2.35)%	5.74%
Class I	(13.13)	19.87	(2.07)	6.03
Russell 2000® Growth Index	(2.91)	19.00	2.09	4.48

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Growth Index.

This report identifies the Fund’s investments on December 31, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

20 Annual Report	December 31, 2011

Small Cap Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Industrials—25.6%
*CAI International, Inc.	519,700	$8,034
*Cenveo, Inc.	1,284,645	4,368
*Clean Harbors, Inc.	164,390	10,477
*CoStar Group, Inc.	88,713	5,920
*Franklin Covey Co.	767,830	6,503
*Furmanite Corporation	670,335	4,230
*GrafTech International, Ltd.	413,242	5,641
Healthcare Services Group, Inc.	459,810	8,134
*Heritage-Crystal Clean, Inc.	331,211	5,485
*Higher One Holdings, Inc.	472,180	8,707
*Huron Consulting Group, Inc.	180,303	6,985
*ICF International, Inc.	353,833	8,768
*Mistras Group, Inc.	259,781	6,622
*Navigant Consulting, Inc.	624,160	7,122
*On Assignment, Inc.	795,231	8,891
*Polypore International, Inc.	275,730	12,129
*Thermon Group Holdings, Inc.	334,680	5,897
*TransDigm Group, Inc.	85,864	8,215
*Trimas Corporation	547,734	9,832

		141,960

Information Technology—19.1%
*Bottomline Technologies, Inc.	67,337	1,560
*Cavium, Inc.	213,442	6,068
*ExlService Holdings, Inc.	262,304	5,868
*iGate Corporation	350,400	5,512
*Inuvo, Inc.	861,747	611
j2 Global Communications, Inc.	183,318	5,159
*MaxLinear, Inc. Class “A”	888,007	4,218
*Monolithic Power Systems, Inc.	510,596	7,695
*Plexus Corporation	172,580	4,725
*RealPage, Inc.	247,670	6,259
*Silicon Laboratories, Inc.	177,097	7,689
*SolarWinds, Inc.	221,370	6,187
Syntel, Inc.	133,020	6,221
*Tangoe, Inc.	6,422	99
*TeleTech Holdings, Inc.	621,970	10,076
*Ultimate Software Group, Inc.	84,746	5,519
*ValueClick, Inc.	797,990	12,999
*Vertro, Inc.	847,343	873
*Volterra Semiconductor Corporation	334,251	8,560

		105,898

Health Care—18.1%
*Air Methods Corporation	140,811	11,891
*athenahealth, Inc.	33,125	1,627
*Brookdale Senior Living, Inc.	485,970	8,451
*ExamWorks Group, Inc.	864,923	8,199
*Haemonetics Corporation	105,415	6,453
*HealthSouth Corporation	369,390	6,527
*Integra LifeSciences Holdings Corporation	189,968	5,857
*Kensey Nash Corporation	483,937	9,287
*NxStage Medical, Inc.	421,557	7,495

Common Stocks—(continued)
Health Care—(continued)
*Quidel Corporation	399,056	$6,038
*SXC Health Solutions Corporation†	109,380	6,178
*Team Health Holdings, Inc.	284,212	6,273
*The Providence Service Corporation	481,223	6,622
Trinity Biotech plc—ADR	952,354	9,695

		100,593

Consumer Discretionary—15.3%
*Amerigon, Inc.	829,160	11,824
*Dreams, Inc.	2,671,926	5,745
*Genesco, Inc.	106,233	6,559
*Grand Canyon Education, Inc.	341,356	5,448
Jarden Corporation	230,937	6,900
MDC Partners, Inc. Class “A”†	130,063	1,758
*Office Depot, Inc.	3,052,050	6,562
*Shuffle Master, Inc.	592,730	6,947
Six Flags Entertainment Corporation	182,400	7,522
*Steven Madden, Ltd.	187,645	6,474
*Teavana Holdings, Inc.	317,508	5,963
Texas Roadhouse, Inc.	381,044	5,678
*U.S. Auto Parts Network, Inc.	1,045,169	4,567
*WMS Industries, Inc.	139,567	2,864

		84,811

Financials—8.9%
*Cowen Group, Inc.	2,940,710	7,616
*First Cash Financial Services, Inc.	260,670	9,147
*FirstService Corporation†	224,972	5,960
*ICG Group, Inc.	1,183,845	9,139
*Manning & Napier, Inc.	470,583	5,878
Marlin Business Services Corporation	292,532	3,715
*National Financial Partners Corporation	606,346	8,198

		49,653

Energy—7.7%
*Atwood Oceanics, Inc.	140,160	5,577
Berry Petroleum Co.	133,280	5,600
*Bill Barrett Corporation	140,160	4,775
*Hornbeck Offshore Services, Inc.	220,653	6,845
*Laredo Petroleum Holdings, Inc.	150,365	3,353
*Oasis Petroleum, Inc.	234,470	6,821
*Oil States International, Inc.	126,570	9,666

		42,637

Materials—2.2%
*Horsehead Holding Corporation	442,840	3,990
PolyOne Corporation	218,384	2,522
*Stillwater Mining Co.	546,656	5,718

		12,230

Total Common Stocks—96.9% (cost $517,079)		537,782

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 21

Small Cap Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Exchange-Traded Fund
iShares Russell 2000 Growth Index Fund	112,725	$9,495

Total Exchange-Traded Fund—1.7% (cost $9,152)		9,495

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/30/11, due 1/3/12, repurchase price $6,596, collateralized by U.S. Treasury Note, 1.750%, due 01/31/14	$6,596	6,596

Total Repurchase Agreement—1.2% (cost $6,596)		6,596

Total Investments—99.8% (cost $532,827)		553,873
Cash and other assets, less liabilities—0.2%		865

Net assets—100.0%		$554,738

ADR American Depository Receipt

* Non-income producing securities

† U.S. listed foreign security

If the Fund’s portfolio holdings represent ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the Investment Company Act of 1940. The Small Cap Growth Fund had the following transactions during the year ended December 31, 2011 with companies deemed affiliated during the year or at December 31, 2011.

		Share Activity				Year Ended December 31, 2011
						(in thousands)
Security Name		Balance 12/31/2010	Purchases	Sales	Balance 12/31/2011	Value	Dividends Included in Income
p	Dreams, Inc.	3,285,457	189,497	803,028	2,671,926	$5,745	$—
	Duckwall-ALCO Stores, Inc.	429,693	—	429,693	—	—	—
	Franklin Covey, Co	758,841	141,689	132,700	767,830	6,503	—
	Gaiam, Inc. Class “A”	1,050,272	—	1,050,272	—	—	—
p	Inuvo, Inc.	861,747	—	—	861,747	611	—
p	Kensey Nash Corporation	424,466	154,271	94,800	483,937	9,287	—
	Kona Grill, Inc.	1,019,792	—	1,019,792	—	—	—
	Marlin Business Services Corporation	718,870	—	426,338	292,532	3,715	18
	On Assignment Inc	2,248,382	262,429	1,715,580	795,231	8,891	—
	Princeton Review, Inc.	3,519,896	—	3,519,896	—	—	—
	Trinity Biotech plc	1,903,563	—	951,209	952,354	9,695	144
	United Western Bancorp, Inc.	2,290,015	—	2,290,015	—	—	—
	U.S. Autoparts Network, Inc.	1,448,391	170,447	573,669	1,045,169	4,567	—
p	Vertro, Inc.	847,343	—	—	847,343	873	—

						$49,887	$162

p Affiliated company at December 31, 2011. The Small Cap Growth Fund’s total value in companies deemed to be affiliated at December 31, 2011 was $16,516 (in thousands).

See accompanying Notes to Financial Statements.

22 Annual Report	December 31, 2011

Robert C. Lanphier, IV

David P. Ricci

MID CAP GROWTH FUND

The Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Mid Cap Growth Fund posted a 1.65% increase on a total return basis (Class N Shares) for the 12 months ended December 31, 2011. By comparison, the Fund’s benchmark, the Russell Midcap® Growth Index, declined 1.65% during the period.

Market Review

The U.S. equity markets finished a volatile 2011 with a robust rally in the fourth quarter, bringing most large cap indices just into positive territory for the year and leaving most small cap indices just below breakeven. The Russell Midcap® Growth Index was up 11.24% in the fourth quarter and -1.65% for the year overall. As one might expect in such an environment, the William Blair Mid Cap Growth Fund did not keep pace in the fourth quarter’s rapid ascent. However, it outperformed for the year overall.

The aforementioned volatility in 2011 was associated with the opposing forces of mostly positive though uneven U.S. economic data and corporate fundamentals compared to numerous concerns about the global economy and geo-political environment. During the first half of the year, investors mostly looked through Middle Eastern and North African uprisings and the Japanese natural disaster as corporate fundamentals remained robust. However, during the third quarter, the market corrected swiftly. This was driven primarily by the European sovereign debt crisis spreading more dramatically to larger Euro-zone countries beyond Greece. Domestically, volatility in leading economic indicators and political brinksmanship over the debt ceiling debate likely contributed to the selloff as well. While the European sovereign debt crisis remained at the forefront of concerns throughout the fourth quarter, investor sentiment improved considerably as the focus moved instead to better-than-expected corporate earnings, employment, housing and industrial production reports domestically late in the year.

Given the market dynamics discussed above, the fourth quarter and calendar year 2011 were near mirror images of each other from a sector and style perspective. Higher beta stocks did well in the fourth quarter but underperformed for the year. The more cyclically-driven Energy, Materials and Industrials sectors led the market in the fourth quarter while they were the worst performing sectors, along with Financials, for the year overall. The opposite was true for the typically-defensive Consumer Staples and Health Care sectors as they outperformed for the year while underperforming in the final quarter. Also noteworthy for the year was Information Technology underperforming and Consumer Discretionary outperforming as consumers reduced savings and perhaps as interest rates declined and employment gradually improved.

Portfolio Review

The Fund’s outperformance for the year is attributable to superior stock selection and a modest style benefit. Our more conservative investment approach (i.e. typical lower portfolio beta) was a positive as investors sought less market risk given overall market volatility. More importantly, stock selection across a variety of sectors boosted results above the benchmark. The largest source of this was Green Mountain Coffee Roasters, Inc. within Consumer Staples. Airgas, Inc. and Ecolab, Inc., within Materials, contributed to the outperformance along with HMS Holdings Corporation and Perrigo Co. within Health Care. Information Technology and Industrials stock selection was also positive. Detracting from relative performance were WMS Holdings and Harmon International Industries, Inc. within Consumer Discretionary, Newfield Exploration within Energy and Greenhill & Company within Financials.

December 31, 2011	William Blair Funds 23

For the fourth quarter specifically, the Fund’s underperformance was the result of a style headwind and negative stock selection. While our typical lower beta was a headwind during the market’s swift fourth quarter rally, stock selection was the main detractor for the three month period. Green Mountain Coffee Roasters, Inc. corrected swiftly and was responsible for the underperformance. Energy stock selection, including Southwestern Energy Co., detracted as well. On the other hand, positive contributors were CarMax, Inc. and Gentex Corporation within Consumer Discretionary and Silicon Laboratories, Inc. and Trimble Navigation, Ltd. within Information Technology.

Market Outlook

Looking forward, the improved economic data in the U.S. over the past few months increases the probability that the economic recovery is self-sustaining. As we said last quarter, the health of the global financial system due to European sovereign debt problems and the prospects for emerging market growth continue to be two of the largest macro-economic risks. In addition, 2012 will bring events such as the U.S. presidential election, austerity debates, potential standoffs with Iran and North Korea and other unforeseen events that will undoubtedly spur uncertainty in investor psyche. That said, the level of investor pessimism is already high, stock market valuations are reasonably attractive and earnings expectations for 2012 have been reduced over the past few months. All of these are often advantageous for prospective equity returns.

In the end, while we factor various economic scenarios into our stock picking, we focus our time on constructing the portfolio from a bottom-up perspective. We continue to find good long-term investment ideas across sectors, and are confident the Fund consists of well-managed companies with solid business franchises whose stocks are at attractive valuations compared to the growth and consistency of their business.

Contributors to Return (Fourth Quarter)

Fastenal Co. (FAST) is a distributor of various industrial supplies, from nuts and bolts to shovels and work gloves. Reason for outperformance: The stock performed well in the fourth quarter and throughout the year due in part to improving growth prospects from internal initiatives, such as industrial supply vending machines and government sales specialists. Improved economic sentiment in the fourth quarter combined with the company’s domestic focus, likely contributed to the stock’s performance as well. Action: We trimmed our position on strength, but continue to own this long-time holding as we believe it can continue to gain market share in the highly fragmented industrial distribution market.

HMS Holdings Corporation (HMSY) provides a variety of cost containment, coordination of benefits and program integrity services for government-sponsored health and human services programs, including state Medicaid agencies, the Veterans Health Administration and the Centers for Medicare & Medicaid Services. The company’s solutions aim to help clients reduce costs by detecting fraud and administrative inefficiencies in their programs. Reason for outperformance: The company announced the acquisition of the leading Medicare Recovery Audit Contractor, expanding its recovery services into the Federal arena and bolstering its recovery service offering to existing State contracts. Action: We trimmed our position after the positive move in the stock, but continue to believe the company’s solutions can improve government efficiency.

CarMax, Inc. (KMX) is a specialty retailer operating in the highly fragmented used car market. The company buys, reconditions and sells used cars at their used car superstores as well as offering financing options, extended service plans and repair services. Reason for outperformance: After underperforming during the third quarter on economic concerns, the stock rebounded strongly in the fourth quarter as economic data improved. The company also announced an increase in planned new store expansion over the next few years. Action: We maintained our position as we continue to believe in CarMax’s differentiated business model and therefore its ability to gain market share within the fragmented used car market.

24 Annual Report	December 31, 2011

Silicon Laboratories, Inc. (SLAB) is a semiconductor company. The company designs analog and mixed signal integrated circuits for use in mobile phones, PC modems, satellite set top boxes, radio tuners, and office networking equipment. Reason for outperformance: The company announced better-than-expected new design wins during the quarter. Specifically, the company’s innovative products are seeing demand from the smartphone touchscreen, networking equipment and flat panel TV markets. Action: We maintained our position in the stock as we believe the company’s research and development engine will continue to produce innovative solutions, propelling superior long-term earnings growth.

Trimble Navigation, Ltd. (TRMB) develops and markets products embedded with its global positioning systems (GPS) technology to commercial and governmental customers for use in the construction and agriculture industries. Reason for outperformance: Improved economic sentiment and continued strong business momentum drove the stock higher in the fourth quarter. Trimble Navigation, Ltd.’s improved Mobile Solutions division and overall distribution system drove fundamental strength in the quarter. Action: We maintained our position as we believe the company’s solutions are well positioned for growth in the construction, agriculture and fleet management businesses.

Detractors from Return (Fourth Quarter)

Cerner Corporation (CERN) provides healthcare information technology solutions, devices and services primarily to physician offices and hospitals. Reason for underperformance: Market sentiment shifted markedly during October as investors started viewing this previously “safe” health care holding as “at risk” given its lofty valuation and if the company’s remarkable 30%+ new business bookings growth in 2011 became unsustainable. Action: We trimmed our position but continue to hold a position as we believe Cerner Corporation, as the market leader, will continue to benefit from secular trends in healthcare IT.

Green Mountain Coffee Roasters, Inc. (GMCR) sells its Keurig line of single cup brewers, along with coffee and tea “K-cups” for use in these machines. Reason for underperformance: While being the largest contributor to relative return for 2011 as a whole, the stock sold off sharply during the fourth quarter. Early in the quarter, during the company’s quiet period, a prominent short seller published a short case on the stock, citing concerns about the long-term market opportunity for the company, patent expirations in 2012 and certain accounting practices. This pessimism surrounding the stock was compounded when the company reported a rare disappointment in revenues which the company attributed to short-term changes in buying patterns by grocery and wholesale club customers. Action: After trimming our position substantially through the first nine months of the year, we added to our position on the selloff. We continue to believe the company’s earnings potential is much greater than it is today, as consumer adoption of the Keurig single-serve brewing system remains robust.

Illumina, Inc. (ILMN) develops and markets integrated systems used in the gene sequencing and genotyping markets. The company’s machines enable medical and academic institutions to understand the genetic make-up of individuals, which allows for more productive research in disease treatment and prevention. Reason for underperformance: In the third quarter, the company announced a large revenue disappointment in early October. Slowing government funding to research institutions combined with increased productivity of Illumina, Inc.’s highly-successful Hi-Seq systems created an imbalance between demand and capacity. Action: We added to our position during the quarter as we believe the fundamental weakness in the business is short-term in nature and that long-term demand for sequencing remains robust. This partly is evidenced by the recent announcements of large genome center openings.

Polypore International, Inc. (PPO) develops highly engineered microporous membranes enabling the management of ions, gases and particles. The company’s technology is used in lithium ion and lead-acid battery separators, hemodialysis and blood oxygenation applications within healthcare, and various microfiltration, ultrafiltration and gasification/degasification industrial applications. Reason for underperformance: Despite healthy business trends, the

December 31, 2011	William Blair Funds 25

stock weakness during the quarter was primarily driven by short-term start up costs, potential dilution from new capacity expansion, and negative sentiment toward the electric vehicle market due to reported battery fires with the Chevrolet Volt in crash tests. Action: We added to the position on the selloff as we believe the company’s capacity additions and demand for its technologies will boost growth over the long term. In addition, Chevrolet announced structural improvements to its electric battery, which should eliminate any lingering concerns about the electric vehicle opportunity.

Solera Holdings, Inc. (SLH) provides software and services to the automobile insurance claims processing industry. Reason for underperformance: The sovereign debt crisis and economic concerns out of Europe, along with a weak euro, weighed on the stock given the company’s revenue exposure to the region. Action: We maintained our position in the stock given the company’s strong long-term competitive position and as a secular rise in global car ownership should increase demand for the company’s software solutions for insurance claims processing. In addition, we believe a great deal of economic impact has been priced into Solera Inc.’s consensus earnings expectations.

26 Annual Report	December 31, 2011

Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2011

	1 Year	3 Year	5 Year	Since Inception(a)
Class N	1.65%	19.69%	5.11%	5.10%
Class I	1.86	19.97	5.39	5.39
Russell MidCap® Growth Index	(1.65)	22.06	2.44	2.78
(a)	For the period from February 1, 2006 (Commencement of Operations) to December 31, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell MidCap® Growth Index is an index that is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

This report identifies the Fund’s investments on December 31, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2011	William Blair Funds 27

Mid Cap Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—22.3%
Amphenol Corporation	65,900	$2,991
*Cavium, Inc.	83,900	2,385
*Citrix Systems, Inc.	49,900	3,030
*Concur Technologies, Inc.	32,530	1,652
FLIR Systems, Inc.	51,000	1,279
*Genpact, Ltd.†	157,003	2,347
*Informatica Corporation	15,600	576
*Silicon Laboratories, Inc.	106,810	4,638
*SolarWinds, Inc.	51,400	1,437
Solera Holdings, Inc.	66,092	2,944
TE Connectivity, Ltd.†	62,700	1,932
*Trimble Navigation, Ltd.	99,500	4,318
VeriSign, Inc.	85,000	3,036

		32,565

Industrials—17.9%
*Clean Harbors, Inc.	38,500	2,453
Donaldson Co., Inc.	33,800	2,301
Expeditors International of Washington, Inc.	35,500	1,454
Fastenal Co.	95,550	4,167
Gardner Denver, Inc.	27,000	2,081
J.B. Hunt Transport Services, Inc.	34,700	1,564
*Jacobs Engineering Group, Inc.	60,200	2,443
*Polypore International, Inc.	60,100	2,644
Rockwell Automation, Inc.	20,800	1,526
*Stericycle, Inc.	21,630	1,685
*TransDigm Group, Inc.	39,650	3,794

		26,112

Consumer Discretionary—15.2%
*Bed Bath & Beyond, Inc.	44,360	2,572
*CarMax, Inc.	177,570	5,412
*Chipotle Mexican Grill, Inc.	2,160	730
Dick’s Sporting Goods, Inc.	101,929	3,759
Gentex Corporation	113,080	3,346
Harman International Industries, Inc.	55,006	2,092
*Lululemon Athletica, Inc.	31,000	1,446
*O’Reilly Automotive, Inc.	35,680	2,853

		22,210

Health Care—11.9%
*CareFusion Corporation	61,839	1,571
*Cerner Corporation	25,600	1,568
*DaVita, Inc.	33,800	2,563
*HMS Holdings Corporation	115,200	3,684
*IDEXX Laboratories, Inc.	37,472	2,884
*Illumina, Inc.	86,820	2,646
Perrigo Co.	24,800	2,413

		17,329

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Financials—7.9%
*Affiliated Managers Group, Inc.	34,075	$3,270
*First Republic Bank	51,800	1,586
*IntercontinentalExchange, Inc.	17,650	2,128
*LPL Investment Holdings, Inc.	69,497	2,122
T Rowe Price Group, Inc.	41,500	2,363

		11,469

Consumer Staples—7.8%
*Green Mountain Coffee Roasters, Inc.	98,546	4,420
McCormick & Co., Inc.	46,700	2,354
Mead Johnson Nutrition Co.	67,100	4,612

		11,386

Energy—7.5%
*Cameron International Corporation	64,600	3,178
*Denbury Resources, Inc.	117,570	1,775
*FMC Technologies, Inc.	45,800	2,392
Range Resources Corporation	37,200	2,304
*Southwestern Energy Co.	41,070	1,312

		10,961

Materials—5.9%
Airgas, Inc.	53,700	4,193
Ecolab, Inc.	74,900	4,330

		8,523

Telecommunication Services—1.9%
*SBA Communications Corporation	63,100	2,711

Total Common Stocks—98.3% (cost $132,160)		143,266

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/30/11, due 1/3/12, repurchase price $2,433, collateralized by FHLMC, 4.500%, due 1/15/14	$2,433	2,433

Total Repurchase Agreement—1.7% (cost $2,433)		2,433

Total Investments—100.0% (cost $134,593)		145,699
Cash and other assets, less liabilities—0.0%		55

Net assets—100.0%		$145,754

See accompanying Notes to Financial Statements.

28 Annual Report	December 31, 2011

* Non-income producing securities

† U.S. listed foreign security

Karl W. Brewer

Robert C. Lanphier, IV

Matthew A. Litfin

SMALL-MID CAP GROWTH FUND

The Small-Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Small-Mid Cap Growth Fund decreased 0.27% on a total return basis (Class N Shares) for the 12 months ended December 31, 2011. By comparison, the Fund’s benchmark, the Russell 2500TM Growth Index, declined 1.57% during the period.

Market Review

The U.S. equity markets finished a volatile 2011 with a robust rally in the fourth quarter, bringing most large cap indices just into positive territory for the year and leaving most small cap indices just below breakeven. The Russell 2500TM Growth Index returned +13.51% in the fourth quarter and -1.57% for the year overall. While the William Blair Small-Mid Cap Growth Fund did not keep pace in the fourth quarter’s rapid ascent, it outperformed for the year overall.

The aforementioned volatility in 2011 was caused by the opposing forces of mostly positive U.S. economic data and corporate fundamentals contrasted against numerous concerns about the global economy and geo-political environment. During the first half of the year, investors mostly looked through Middle Eastern and North African uprisings and the Japanese natural disaster as corporate fundamentals remained robust. However, during the third quarter, the market corrected swiftly. This was driven primarily by the European sovereign debt crisis spreading more dramatically to larger Euro-zone countries beyond Greece. Domestically, political brinksmanship over the debt ceiling debate deteriorated investor and public sentiment about our leadership, contributing to the selloff as well. While the European sovereign debt crisis remained at the forefront of concerns throughout the fourth quarter, investor sentiment improved considerably as the focus moved instead to better-than-expected corporate earnings, employment, housing and industrial production reports late in the year.

From a style and sector perspective, the market environment within the Russell 2500TM Growth was much different in the fourth quarter than it was for the year overall. Higher beta stocks did well in the fourth quarter but underperformed for the year. Some of the more cyclically-driven sectors outperformed in the fourth quarter (e.g., Energy +26.42%, Industrials +20.88%) while underperforming for the year overall (e.g., Industrials -1.38%, Energy -4.07%). On the other hand, the typically-defensive Consumer Staples and Health Care sectors outperformed for the year while underperforming in the final quarter.

Portfolio Review

The Fund’s outperformance for the year is attributable to stock selection and a modest style benefit. Our more conservative investment approach (i.e. typical lower portfolio beta) was a positive as investors sought less market risk given overall market volatility. More importantly, stock selection across a variety of sectors boosted results above the benchmark. This was most prevalent in the Energy sector as Petrohawk and Cabot Oil & Gas Corporation outperformed. Green Mountain Coffee Roasters, Inc. within Consumer Staples boosted relative performance for the year along with Airgas, Inc. and Celanese Corporation within Materials. On the downside, K12, Inc. and Urban Outfitters within Consumer Discretionary and Jones Lang LaSalle, Inc. within Financials hurt relative performance for 2011.

December 31, 2011	William Blair Funds 29

For the fourth quarter specifically, the Fund’s underperformance was the result of a style headwind and negative stock selection. While our typical lower beta was a headwind during the market’s swift fourth quarter rally, stock selection was the main detractor for the three month period. This was most pronounced in Health Care as Illumina, Perrigo, Co. and Cerner Corporation underperformed. Stock selection in Industrials (e.g., Stericycle, Inc.), Energy (KiOR Inc.) and Consumer Staples (Green Mountain Coffee Roasters, Inc.) detracted as well. Benefitting relative performance was stock selection in Information Technology (e.g., RightNow Technologies), Materials (e.g., Celanese Corporation) and Financials (Invesco, Ltd., Affiliated Managers Group, Inc.).

Market Outlook

Looking forward, the improved economic data over the past few months increases the probability that the economic recovery is self-sustaining. As we said last quarter, the health of the global financial system due to European sovereign debt problems and the prospects for emerging market growth continue to be two of the largest macro-economic risks. In addition, 2012 will bring events such as the U.S. presidential election, austerity debates, potential standoffs with Iran and North Korea and other unforeseen events that will undoubtedly spur uncertainty in investor psyche. That said, the level of investor pessimism is already high, stock market valuations are reasonably attractive and earnings expectations for 2012 have been reduced over the past few months. All of these are often advantageous for prospective equity returns.

In the end, while we factor various economic scenarios into our stock picking, we focus our time on constructing the portfolio from a bottom-up perspective. We continue to find good ideas across sectors, and are confident the Fund consists of well-managed companies with solid competitive positions whose stocks are at attractive valuations compared to the growth and consistency of their business.

Contributors to Return (Fourth Quarter)

Celanese Corporation (CE) is a specialty chemical and materials company. Its diversified product portfolio includes chemicals and polymers used in paints and coatings, electronics (batteries and liquid crystal displays) and food and beverage applications (sweeteners for Red Bull and Gatorade). Reason for outperformance: After underperforming in the third quarter on broad economic concerns, improved economic sentiment in the fourth quarter helped move the stock higher. Action: We maintained our position on the move. Our investment thesis remains that investors have yet to fully appreciate Celanese Corporation’s waning dependence on commodity chemicals and increased exposure to faster growth and higher margin specialty chemicals and polymers. In addition, Wall Street has not yet appreciated the company’s new proprietary technology for manufacturing ethanol from coal, which has the potential to be monetized meaningfully over the long term.

Fastenal, Co. (FAST) is a distributor of various industrial supplies, from nuts and bolts to shovels and work gloves. Reason for outperformance: The stock performed well in the fourth quarter and throughout the year due in part to internal growth initiatives, such as industrial supply vending machines and government sales specialists. Improved economic sentiment in the fourth quarter contributed to the stock’s performance as well. Action: We trimmed our position on strength, but continue to own this long-time holding as we believe it can continue to gain market share in the highly fragmented industrial distribution market.

HMS Holdings Corporation (HMSY) provides a variety of cost containment, coordination of benefits and program integrity services for government-sponsored health and human services programs, including state Medicaid agencies, the Veterans Health Administration and the Centers for Medicare & Medicaid Services. The company’s solutions aim to help clients reduce costs by detecting fraud and administrative inefficiencies in their programs. Reason

30 Annual Report	December 31, 2011

for outperformance: The company announced the acquisition of the leading Medicare Recovery Audit Contractor, expanding its recovery services into the Federal arena and bolstering its recovery service offering to existing State contracts. Action: We continue to hold a position in the stock after the positive move as we believe the company’s solutions can improve government efficiency, as detection of fraud waste and abuse continues to have strong bipartisan support.

RightNow Technologies (RNOW) provides its corporate customers a cloud-based multi-channel customer service solution, allowing them to interact with clients and prospects via the phone, email, Web, chat and social media all on one common platform. Reason for outperformance: During October, the company announced it was being acquired by a large cap technology company, Oracle. Action: We liquidated our position on the news.

Team Health Holdings, Inc. (TMH) provides outsourced physician staffing and administrative services to the healthcare industry, with particular focus on outsourced emergency department solutions. Reason for outperformance: A solid earnings report and increased awareness of the company’s value proposition among investors likely drove the stock higher in the fourth quarter. Given cost pressures and increased quality demands in the healthcare field, more hospitals are searching for ways to be more efficient while improving clinical outcomes, which has increased the demand for Team Health’s solutions. Action: We maintained our position in the stock given the long-term earnings growth potential of the company and the industry.

Detractors from Return (Fourth Quarter)

Cerner Corporation (CERN) provides healthcare information technology solutions, devices and services primarily to physician offices and hospitals. Reason for underperformance: The market became increasingly concerned that the company’s 30%+ new business bookings growth in 2011 was unsustainable as many investors questioned the adoption level and size of the market. Given the stock’s solid performance in 2011 prior to the fourth quarter, a rich valuation contributed to the decline. Action: We maintained our position as we believe Cerner Corporation, as the market leader, will continue to benefit from secular trends in healthcare Information Technology.

Green Mountain Coffee Roasters, Inc. (GMCR) sells its Keurig line of single cup brewers, along with coffee and tea “K-cups” for use in these machines. Reason for underperformance: While being the largest contributor to relative return for 2011 as a whole, the stock sold off during the fourth quarter primarily due to two reasons. First, early in the quarter, during the company’s quiet period, a prominent short seller published a short case on the stock, citing concerns about the long-term market opportunity for the company, patent expirations in 2012 and certain accounting practices. This pessimism surrounding the stock was compounded when the company reported a rare disappointment in revenues. While revenues were up roughly 95% in the quarter versus the prior year period, this level was below expectations. The company said it was caused by short-term changes in buying patterns by grocery and wholesale club customers. Action: After trimming our position substantially through the first nine months of the year, we added to our position on the selloff. We continue to believe the company’s earnings potential is much greater than it is today, in part due to third party surveys we commissioned throughout the year to monitor demand in the single serve coffee market. Furthermore, we believe the company’s competitive position is strong relative to the inevitable increase in competition over the next couple of years.

Illumina (ILMN) develops and markets integrated systems used in the gene sequencing and genotyping markets. The company’s machines enable medical and academic institutions to understand the genetic make-up of individuals which allows for more productive research in disease treatment and prevention. Reason for underperformance: As we mentioned in our third quarter letter, the company announced a large revenue disappointment in early October. This recent fundamental weakness is likely the result of delayed government funding to

December 31, 2011	William Blair Funds 31

research institutions and due to increased productivity of Illumina’s systems which has reduced the company’s revenue per sequencing run. Action: We liquidated our position as we believe the current fundamental weakness could be emblematic of a smaller-than-expected long-term total addressable market, but we will continue to monitor developments in this nascent industry.

K12, Inc. (LRN) services the Kindergarten through grade-12 virtual public school market by selling these schools online curriculum, books and other learning materials, as well as management and technology services. Reason for underperformance: Despite better-than-expected revenue and enrollment growth, recent acquisition activity and internal investments have hurt the bottom line and have lessened visibility into future earnings. Also, in mid-December, The New York Times published a negative article about online charter schools and specifically K12, Inc., primarily focused on standardized test scores. Many of the dynamics in the article are well known and the article did not present a thorough analysis of the company or this burgeoning industry. Nonetheless, investor sentiment toward the stock sank after it was published. Action: We continue to hold a position in the stock as we believe the company’s education solutions are strong and that the company will continue to gain market share versus traditional solutions.

KiOR, Inc. (KIOR) is a renewable fuels company whose technology converts low-cost, abundant and sustainable non-food biomass (e.g., wood chips) into traditional hydrocarbon-based oil. Reason for underperformance: After being one of the largest contributors to relative return in the third quarter, the stock came under pressure in the fourth quarter as investors became more concerned about capital expenditures and financing for the company’s Mississippi production facility. Action: We maintained our relatively small position in the stock given the commercial potential for the company’s renewable fuel capabilities.

32 Annual Report	December 31, 2011

Small-Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2011

	1 Year	3 Year	5 Year	Since Inception(a)
Class N	(0.27)%	20.74%	4.25%	6.75%
Class I	0.01	21.09	4.53	7.02
Russell 2500™ Growth Index	(1.57)	21.57	2.89	6.00
(a)	For the period from December 29, 2003 (Commencement of Operations) to December 31, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500™ Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2011	William Blair Funds 33

Small-Mid Cap Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—22.8%
*ANSYS, Inc.	55,300	$3,168
*Aruba Networks, Inc.	118,600	2,196
*Booz Allen Hamilton Holding Corporation	233,565	4,029
*Cavium, Inc.	127,673	3,630
*Concur Technologies, Inc.	45,200	2,296
*Genpact, Ltd.†	162,300	2,426
*Informatica Corporation	74,300	2,744
j2 Global Communications, Inc.	100,375	2,825
*MICROS Systems, Inc.	62,300	2,902
Molex, Inc.	146,628	3,499
NIC, Inc.	231,700	3,084
*Polycom, Inc.	206,800	3,371
*RealPage, Inc.	153,900	3,889
*Riverbed Technology, Inc.	159,900	3,758
*Silicon Laboratories, Inc.	85,660	3,719
*SolarWinds, Inc.	89,700	2,507
*Trimble Navigation, Ltd.	64,500	2,799
*Ultimate Software Group, Inc.	38,225	2,489
*Wright Express Corp.	48,000	2,605

		57,936

Industrials—22.3%
*Allegiant Travel Co.	51,565	2,751
*BE Aerospace, Inc.	67,953	2,631
*Corrections Corporation of America	119,755	2,439
*CoStar Group, Inc.	43,858	2,927
Fastenal Co.	114,070	4,975
*GrafTech International, Ltd.	214,026	2,921
Healthcare Services Group, Inc.	271,683	4,806
*Huron Consulting Group, Inc.	76,300	2,956
*ICF International, Inc.	127,725	3,165
Manpower, Inc.	68,450	2,447
*Polypore International, Inc.	46,700	2,054
Robert Half International, Inc.	128,300	3,651
Roper Industries, Inc.	35,100	3,049
*Stericycle, Inc.	74,670	5,818
The Corporate Executive Board Co.	125,735	4,791
*TransDigm Group, Inc.	27,408	2,622
*Trimas Corporation	140,448	2,521

		56,524

Health Care—15.2%
*athenahealth, Inc.	61,474	3,020
*Brookdale Senior Living, Inc.	127,876	2,224
*Cerner Corporation	51,536	3,157
*Covance, Inc.	80,100	3,662
*HealthSouth Corporation	209,800	3,707
*HMS Holdings Corporation	145,792	4,662
*Hologic, Inc.	256,800	4,496
*IDEXX Laboratories, Inc.	45,005	3,464

Common Stocks—(continued)
Health Care—(continued)
Perrigo Co.	26,756	$2,603
*SXC Health Solutions Corporation†	68,216	3,853
*Team Health Holdings, Inc.	162,100	3,577

		38,425

Consumer Discretionary—12.7%
*CarMax, Inc.	96,100	2,929
Dick’s Sporting Goods, Inc.	123,390	4,551
Gentex Corporation	127,000	3,758
*K12, Inc.	103,650	1,860
*O’Reilly Automotive, Inc.	32,450	2,594
Strayer Education, Inc.	38,500	3,742
*Tempur-Pedic International, Inc.	43,100	2,264
Texas Roadhouse, Inc.	177,243	2,641
Tractor Supply Co.	56,000	3,928
*Under Armour, Inc.	54,760	3,931

		32,198

Energy—8.8%
Cabot Oil & Gas Corporation	31,800	2,414
Core Laboratories N.V.†	40,200	4,581
*Dresser-Rand Group, Inc.	56,000	2,795
Helmerich & Payne, Inc.	49,300	2,877
*KiOR, Inc.	146,299	1,489
Oceaneering International, Inc.	58,400	2,694
*Oil States International, Inc.	49,600	3,788
SM Energy Co.	24,300	1,776

		22,414

Financials—5.6%
*Affiliated Managers Group, Inc.	53,909	5,172
*FirstService Corporation†	85,575	2,267
Invesco, Ltd.†	165,800	3,331
Jones Lang LaSalle, Inc.	57,900	3,547

		14,317

Materials—4.5%
Airgas, Inc.	58,400	4,560
Celanese Corporation	94,100	4,166
*Rockwood Holdings, Inc.	68,000	2,677

		11,403

Telecommunication Services—1.9%
*SBA Communications Corporation	111,700	4,799

Consumer Staples—1.5%
*Green Mountain Coffee Roasters, Inc.	83,226	3,733

Total Common Stocks—95.3% (cost $225,293)		241,749

See accompanying Notes to Financial Statements.

34 Annual Report	December 31, 2011

Small-Mid Cap Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/30/11, due 1/3/12, repurchase price $8,131, collateralized by U.S. Treasury Note, 1.750%, due 1/31/14	$8,131	$8,131

Total Repurchase Agreement—3.2% (cost $8,131)		8,131

Total Investments—98.5% (cost $233,424)		249,880
Cash and other assets, less liabilities—1.5%		3,717

Net assets—100.0%		$253,597

* Non-income producing securities

† U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 35

GLOBAL MARKETS OVERVIEW

Summary

After a positive start, 2011 hit a rough patch as the markets centered on the continuing European debt crisis, developed sovereign credit rating downgrades and concerns of a potential global contagion effect. Daily market volatility centered on investors’ perception of governmental wherewithal to deal with these issues and on news flow of their progress. Despite the focus on developed markets, emerging markets were no safe haven during the period, as inflationary pressures precipitated monetary policy tightening across most emerging markets, and as concerns about Chinese overinvestment and infrastructure overbuild intensified during the third quarter. Despite these concerns, economic indicators in the United States remained stable, the Eurozone moved closer to tighter fiscal and monetary policy integration, and corporate performance generally remained strong. These concerns continue to affect global markets, however, as details surrounding “Europe’s Grand Bargain” have not been finalized and financial system liquidity, while improving, remains relatively tight. The market also remains focused on incremental data points in China regarding infrastructure spending, property market values, and asset quality, the overall tradeoff between inflation and economic growth, and the resulting implications for global growth. Finally, concerns linger about the profitability and capital position of financials, along with the implications of the 2008 and the European debt crisis on regulation, capital requirements, asset quality and prospective loan growth.

Given this backdrop, the global equity market ended 2011 down 7.89%, despite an early year rally and October bounce. While globally there was virtually no difference attributable to style, outside the U.S., the MSCI ACWI Ex-US Growth Index underperformed the Value Index by approximately 70 basis points. Small cap stocks were down nearly 16% outside the U.S. during 2011, underperforming their larger capitalization counterparts, with the exception of Japan. The more defensive sectors outperformed, as Health Care and Consumer Staples were each up approximately 7%, while Materials and Financials were the worst performing sectors, down 18% and 21%, respectively. After depreciating most of the year, the U.S. Dollar appreciated versus most developed market currencies beginning in September to end the year with slight appreciation. The notable exception was the Japanese yen, which appreciated versus most currencies globally.

Despite the concerns about debt downgrades and the European debt situation as a whole, developed markets significantly outpaced emerging markets, as the World Index was down 6.03%, well ahead of the -19.49% MSCI Emerging Markets Index return. The U.S. was a key driver of that strong relative performance, as it eked out a 0.63% return for the year, well ahead of almost all other developed markets. Japan, after falling significantly following March’s earthquake and tsunami, rebounded mid year only to retreat during the fourth quarter. It ended the year down nearly 13%, although it benefited from the Yen’s appreciation. Similarly Europe, which began the year strongly, was the epicenter of concern for most of the year, and ended 2011 down over 16%, led on the downside by Greece (-61%) and, to a lesser extent, Austria (-34%), Finland (-31%), and Israel (-29%). Conversely, Switzerland, which was down 8%, was a key outperformer in Europe. Other developed markets countries that performed well on a relative basis included Canada and the U.K.

The three emerging markets regions; Emerging Asia, Emerging Europe, Mid-East, Africa, and Emerging Latin America, were each down between 19% to 21% during 2011, although country returns varied significantly even within regions. Indonesia was the only emerging market country with a positive return, up 4.31%, on continued growth. Other countries that were top performers included Mexico, South Africa, and Thailand. Conversely, the worst performing emerging market country was Egypt, which was down 47.62%, following the regime change in January and persisting uncertainty throughout the remainder of the year. India was also down significantly, falling 39%, due partially to a depreciating Rupee,

36 Annual Report	December 31, 2011

but also due to concerns about inflationary pressures, high costs, and the overall competitive environment within that country. Central and Eastern Europe generally suffered along with the travails of Western Europe, due to financial market integration and follow on effects. After underperforming a large percentage of the year, China ended the year in the middle of the pack, down approximately 21%, due to an 8% fourth quarter rally.

Outlook

It has been twelve years since the historic highs of the 1999-2000 bull market. During that time, the world economy has been through a post-bubble consolidation, a credit-fueled expansion, a severe recession, and a tentative recovery (2010-2011) that has been challenged by persistent doubts about the sustainability of global growth. Economic performance has been volatile over the whole period, and conventional assumptions about the viability of policy regimes and the financial system have come under attack.

It has been predominantly a bear market cycle, with major developed markets all still below their early-2000 peaks. Corporate performance has been strong over the last decade—profit growth has far outpaced economic growth around the world; at the same time, emerging market equity values have expanded significantly. Nevertheless, overall market returns have been significantly impacted by an erosion of confidence. Earnings multiples on global markets have contracted in eight out of the last twelve years, declining from a high of 25x earnings in 2000 to lows of just above ten times in 2008 and 2011.

Price to Earnings ratios contracted in both 2010 and 2011, reflecting caution in expectations for both growth and valuation. Institutional, hedge fund, and retail investors have swung decisively to the pessimistic end of the long-term sentiment spectrum in the last several years. Strategists like Albert Edwards of Societe Generale, investors like Jeremy Grantham of GMO, and media sources such as the Daily Telegraph and ZeroHedge provide an array of negative perspectives on capital markets ranging from overleverage and financial disorder to permanent impairment of growth to the assertion that valuation and profitability measures are illusory.

Consensus expectations today are built around a scenario of moderate European recession (with continuing risk of financial instability), a cooling effect on global growth from bank deleveraging, an unpredictable deceleration in investment growth in China, and chronic sluggishness in the U.S. If the economic and financial conditions behind those assumptions begin to change at the margin, there could be scope for improvement in the market return environment, especially given the modest starting point on valuations.

After months of crisis headlines, at this point the prospects for change do seem to be improving. In Europe, the extended and expanded Long-Term Refinancing Operation (LTRO) facility has brought funding relief to the banks and strengthened the tone of recent bond auctions. China has seen selective easing measures enacted as inflation has begun to recede, and other emerging market authorities are easing as well. U.S. economic indicators are continuing to improve amid signs that the government is preparing a more activist approach to the lingering housing market problems.

From here, critical indicators to watch will include U.S. employment data, Greek debt negotiations, peripheral European country budget debates, Chinese housing and industrial activity, and the trend in corporate profitability as growth decelerates. If there is observable improvement in three or more of these five key benchmarks of global economic performance, the market environment could turn a good deal more positive in 2012.

December 31, 2011	William Blair Funds 37

W. George Greig

Kenneth J. McAtamney

GLOBAL GROWTH FUND

The Global Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Global Growth Fund posted a 3.47% decrease (Class N Shares) for the 12 months ended December 31, 2011. By comparison, the Fund’s benchmark, the MSCI All Country World IMI (net) index declined 7.89%.

The Fund outpaced the index during the full year of 2011. Despite lagging early in the year on the European low quality rally, the Global Growth Fund’s full year outperformance was driven by its focus on quality companies with strong operating performance. In the slowing growth environment experienced during the latter part of the year, those companies with stronger intrinsic growth capabilities provided positive relative stock performance. As a result, performance was strong across most sectors, particularly Information Technology (IT), Consumer Discretionary, Industrials and Financials. Apple, Inc, Gree, Inc. and International Business Machines Corporation all contributed within IT. In addition, the Fund benefitted from Hewlett Packard’s bid for Autonomy. Within Consumer Discretionary, stock selection was strong with Starbucks, Hyundai Motor, Yum! Brands, Nike, O’Reilly Automotive, and Hansen Natural (Monster Beverage) all contributing to outperformance. Industrial sector outperformance was driven by Grainger, Rolls-Royce, Weir Group, Babcock International and Experian. Financials stock selection benefited from the underweighting in commercial and investment banks throughout the year. Despite the Health Care sector outpacing the market overall, our Fund returns were hurt by poor stock selections in that sector. Energy sector under-exposure and stock selection also detracted from performance throughout the year.

The overall complexion of the Fund did not change dramatically throughout 2011. Consumer Discretionary and IT sectors were the consistent overweights, as well as Industrials, although to a declining degree. The largest underweights were consistently in the Financials and Materials sectors. The U.S. weighting remained high—given historical Fund positioning—at a near benchmark level. We believe economic stability and valuation is relatively attractive in the U.S. The global emerging markets were uncharacteristically under-represented in the Fund this year, which aided relative performance. This could be an area of renewed focus for us as the outlook in China in particular becomes more (positively) visible. The biggest variables that could impact 2012 performance based on the Fund’s current positioning are the economic growth and stability in China, and the political deliberations and policy measures within the European Union.

38 Annual Report	December 31, 2011

Global Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2011

	1 Year	3 Year	Since Inception(a)
Class N	(3.47)%	17.80%	(4.71)%
Class I	(3.26)	18.06	(4.45)
MSCI All Country World IMI (net)	(7.89)	12.84	(5.40)
(a)	For the period from October 15, 2007 (Commencement of Operations) to December 31, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market of developed and emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2011	William Blair Funds 39

Global Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks

Western Hemisphere—47.7%
Canada—4.6%
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	18,987	$522
Peyto Exploration & Development Corporation (Oil, gas & consumable fuels)	9,866	236
Saputo, Inc. (Food products)	16,081	616
The Toronto-Dominion Bank (Commercial banks)	7,613	570

		1,944

United States—43.1%
*Affiliated Managers Group, Inc. (Capital markets)	4,825	463
American Express Co. (Consumer finance)	15,527	732
AMETEK, Inc. (Electrical equipment)	10,575	445
*Apple, Inc. (Computers & peripherals)	3,133	1,269
Church & Dwight Co., Inc. (Household products)	10,084	462
*Citrix Systems, Inc. (Software)	7,447	452
*Clean Harbors, Inc. (Commercial services & supplies)	4,525	288
Colgate-Palmolive Co. (Household products)	6,685	618
CR Bard, Inc. (Health care equipment & supplies)	4,786	409
*DaVita, Inc. (Health care providers & services)	6,705	508
*Discovery Communications, Inc. Class “A” (Media)	12,551	514
*Express Scripts, Inc. (Health care providers & services)	11,696	523
Exxon Mobil Corporation (Oil, gas & consumable fuels)	10,717	908
*Hansen Natural Corporation (Beverages)	6,774	624
*IDEXX Laboratories, Inc. (Health care equipment & supplies)	5,668	436
International Business Machines Corporation (IT services)	4,859	894
j2 Global Communications, Inc. (Internet software & services)	7,924	223
JPMorgan Chase & Co. (Diversified financial services)	18,563	617
McCormick & Co., Inc. (Food products)	9,360	472
NIKE, Inc. Class “B” (Textiles, apparel & luxury goods)	7,790	751
*O’Reilly Automotive, Inc. (Specialty retail)	6,975	558
*priceline.com, Inc. (Internet & catalog retail)	1,199	561
QUALCOMM, Inc. (Communications equipment)	15,064	824
Starbucks Corporation (Hotels, restaurants & leisure)	18,228	839
*Tempur-Pedic International, Inc. (Household durables)	7,863	413
The Walt Disney Co. (Media)	16,135	605
*Thermo Fisher Scientific, Inc. (Life sciences tools & services)	10,873	489
United Parcel Service, Inc. Class “B” (Air freight & logistics)	8,791	643
W.W. Grainger, Inc. (Trading companies & distributors)	3,292	616
Williams-Sonoma, Inc. (Specialty retail)	8,999	347
Yum! Brands, Inc. (Hotels, restaurants & leisure)	14,461	853

		18,356

Common Stocks—(continued)

United Kingdom—19.3%
Abcam plc (Biotechnology)	34,689	$197
Ashmore Group plc (Capital markets)	64,902	337
Babcock International Group plc (Commercial services & supplies)	26,694	305
BG Group plc (Oil, gas & consumable fuels)	31,426	672
BHP Billiton plc (Metals & mining)	22,925	668
Burberry Group plc (Textiles, apparel & luxury goods)	15,737	290
Compass Group plc (Hotels, restaurants & leisure)	66,592	632
Diageo plc (Beverages)	34,935	763
Experian plc (Professional services)	45,406	617
Hargreaves Lansdown plc (Capital markets)	27,793	186
Meggitt plc (Aerospace & defense)	32,929	180
Pearson plc (Media)	31,326	589
Petrofac, Ltd. (Energy equipment & services)	19,297	432
*Rolls-Royce Holdings plc (Aerospace & defense)	64,487	747
Standard Chartered plc (Commercial banks)	24,827	543
The Weir Group plc (Machinery)	17,520	553
Vodafone Group plc (Wireless telecommunication services)	186,966	519

		8,230

Europe, Mid-East—14.6%
Denmark—1.7%
Coloplast A/S Class “B” (Health care equipment & supplies)	1,591	229
Novozymes A/S (Chemicals)	16,745	517

		746

France—1.2%
Essilor International S.A. (Health care equipment & supplies)	6,969	492

Germany—2.7%
Aixtron AG (Semiconductors & semiconductor equipment)	6,047	77
Brenntag AG (Trading companies & distributors)	3,586	334
SAP AG (Software)	14,018	741

		1,152

Israel—1.1%
*Check Point Software Technologies, Ltd. (Software)†	8,761	460

Italy—2.2%
Saipem SpA (Energy equipment & services)	16,985	722
Tod’s SpA (Textiles, apparel & luxury goods)	2,567	210

		932

Sweden—1.5%
Atlas Copco AB (Machinery)	30,155	648

Switzerland—4.2%
Nestle S.A. (Food products)	13,321	766
Partners Group Holding AG (Capital markets)	3,026	528
*Syngenta AG (Chemicals)	1,646	482

		1,776

See accompanying Notes to Financial Statements.

40 Annual Report	December 31, 2011

Global Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—8.8%
China—3.3%
*Baidu, Inc.—ADR (Internet software & services)	4,841	$564
Industrial and Commercial Bank of China, Ltd. Class “H” (Commercial banks)	1,413,185	839

		1,403

Indonesia—1.3%
PT Bank Rakyat Indonesia (Commercial banks)	748,000	557

South Korea—4.2%
*Hyundai Motor Co. (Automobiles)	4,522	836
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	1,060	973

		1,809

Japan—5.0%
Exedy Corporation (Auto components)	5,700	164
Fanuc, Ltd. (Machinery)	3,700	566
Gree, Inc. (Internet software & services)	16,500	569
Miraca Holdings, Inc. (Health care providers & services)	5,400	215
Softbank Corporation (Wireless telecommunication services)	20,400	601

		2,115

Emerging Latin America—1.6%
Brazil—1.0%
BR Malls Participacoes S.A. (Real estate management & development)	43,400	422

Chile—0.6%
Banco Santander Chile—ADR (Commercial banks)	3,313	251

Emerging Europe, Mid-East, Africa—1.0%
South Africa—1.0%
Sasol, Ltd. (Oil, gas & consumable fuels)	9,176	438

Asia—1.0%
Singapore—1.0%
Keppel Corporation, Ltd. (Industrial conglomerates)	57,500	412

Total Common Stocks—99.0% (cost $37,725)		42,143

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/30/11, due 1/3/12, repurchase price $457, collateralized by FHLMC, 4.500%, due 1/15/14	$457	$457

Total Repurchase Agreement—1.1% (cost $457)		457

Total Investments—100.1% (cost $38,182)		42,600
Liabilities, plus cash and other assets—(0.1)%		(26)

Net assets—100.0%		$42,574

ADR American Depository Receipt

† U.S. listed foreign security

*Non-income producing securities

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2011, the Fund’s Portfolio of Investments includes the following industry categories:

Consumer Discretionary	19.3%
Information Technology	16.6%
Financials	15.6%
Industrials	15.1%
Consumer Staples	10.3%
Health Care	8.3%
Energy	8.1%
Materials	4.0%
Telecommunication Services	2.7%

Total	100.0%

At December 31, 2011, the Fund’s Portfolio of Investments includes the following currency categories:

U.S. Dollar	47.8%
British Pound Sterling	19.5%
Euro	6.1%
Japanese Yen	5.0%
South Korean Won	4.3%
Swiss Franc	4.2%
Canadian Dollar	3.4%
Hong Kong Dollar	2.0%
Danish Krone	1.8%
Swedish Krona	1.5%
Indonesian Rupiah	1.3%
South African Rand	1.1%
Brazilian Real	1.0%
All Other Currencies	1.0%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 41

W. George Greig

INTERNATIONAL GROWTH FUND

The International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The International Growth Fund posted a 14.51% decrease (Class N Shares) for the 12 months ended December 31, 2011. By comparison, the Fund’s benchmark, the MSCI All Country World Ex-U.S. IMI Index (net), declined 14.31%.

Despite outpacing the market for the last nine months of the year due to its focus on high quality companies with good operating performance, the Fund had a market-like return, as it lagged early in the year on the European low quality rally. Performance was strong across most sectors, with particular value added in Consumer Discretionary, Industrials, and Information Technology (IT). Within Consumer Discretionary, the Fund’s Auto, Media and Retailing stock selection added value, as did performance by Property Management companies. Industrials stock selection was augmented by strong performance in Capital Goods and Machinery, along with the overweighting and stock selection in Commercial and Professional Services. IT stock selection was bolstered by good performance amongst internet-related holdings, in addition to strong operating performance by SAP AG and Autonomy, as Hewlett-Packard Company bid to acquire the company. Detracting from 2011 results was Consumer Staples, Health Care and Telecommunication Services stock selection. Consumer Staples performance was hurt largely during the first half of the year as increasing raw materials prices hampered margins and corporate growth outlook, while large cap European Pharmaceutical holdings dragged on Health Care performance.

While year-end sector positioning was substantially unchanged since December 2010, it masked changes that occurred throughout the year. In particular, after being underweighted in European Financials most of the year, this segment was increased during the fourth quarter, although commercial banks remained underweighted more broadly in favor of insurance and asset management. Consumer Discretionary totaled 14.0% of the Fund, higher than the 9.9% Index weighting, due largely to a focus in autos and retailing and, to some extent, media. Health Care and IT each represented approximately 9% of the Fund, slight increases since year-end 2010, but ahead of Index weightings approximating 7%. The Resources sectors remained the most underweighted, totaling 19.4% of the Fund compared to 23.3% for the Index, due largely to lower mining exposure, although the overall sector weightings increased throughout the year. Regionally, the Fund’s emerging markets exposure was 20.7%, below the 23.2% Index weighting, due to lower weightings in Asia and EMEA (Europe, Mid-East and Africa) in favor of Latin America. The reduction below market weighting occurred during the first quarter on inflationary and growth concerns. Developed Asia was also significantly underweighted in favor of Europe Ex-U.K. and the U.K., although the weighting in Japan was ahead of the Index during the first and second quarters.

42 Annual Report	December 31, 2011

International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2011

	1 Year	3 Year	5 Year	10 Year
Class N	(14.51)%	13.46%	(3.83)%	5.81%
Class I	(14.23)	13.80	(3.53)	6.11
MSCI All Country World Ex-U.S. IMI (net)	(14.31)	11.53	(2.74)	6.95

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2011	William Blair Funds 43

International Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks

Europe, Mid-East—33.1%
Denmark—0.7%
Coloplast A/S (Health care equipment & supplies)	127,365	$18,318
SimCorp A/S (Software)	30,179	4,608

		22,926

Finland—1.0%
Nokian Renkaat Oyj (Auto components)	494,210	15,914
UPM-Kymmene Oyj (Paper & forest products)	1,495,453	16,471

		32,385

France—6.0%
AXA S.A. (Insurance)	3,566,446	46,366
BNP Paribas S.A. (Commercial banks)	1,242,952	48,824
Cie de St-Gobain (Building products)	546,214	20,971
Essilor International S.A. (Health care equipment & supplies)	470,566	33,223
Sanofi (Pharmaceuticals)	354,218	26,017
Suez Environnement Co. (Multi-utilities)	1,539,351	17,734

		193,135

Germany—7.9%
Aixtron AG (Semiconductors & semiconductor equipment)	605,792	7,723
BASF SE (Chemicals)	335,088	23,371
Bayer AG (Pharmaceuticals)	788,524	50,415
Bayerische Motoren Werke AG (Automobiles)	579,906	38,848
Delticom AG (Specialty retail)	27,909	2,409
Deutsche Bank AG (Capital markets)	848,266	32,316
Gerry Weber International AG (Textiles, apparel & luxury goods)	208,345	6,356
Infineon Technologies AG (Semiconductors & semiconductor equipment)	650,121	4,894
Lanxess AG (Chemicals)	320,761	16,606
MTU Aero Engines Holding AG (Aerospace & defense)	220,840	14,131
SAP AG (Software)	1,075,047	56,838

		253,907

Ireland—1.3%
Paddy Power plc (Hotels, restaurants & leisure)	165,944	9,561
*Ryanair Holdings plc—ADR (Airlines)	331,902	9,247
Shire plc (Pharmaceuticals)	630,919	21,977

		40,785

Israel—0.5%
*Check Point Software Technologies, Ltd. (Software)†	295,251	15,512

Italy—0.1%
*Salvatore Ferragamo Italia SpA (Textiles, apparel & luxury goods)	356,305	4,694

Luxembourg—0.7%
Millicom International Cellular S.A. (Wireless telecommunication services)	226,942	22,737

Common Stocks—Europe, Mid-East—33.1%—(continued)
Netherlands—5.0%
ASML Holding N.V. (Semiconductors & semiconductor equipment)	647,994	$27,236
Royal Dutch Shell plc (Oil, gas & consumable fuels)	1,960,490	74,716
Unilever N.V. (Food products)	1,703,183	58,569

		160,521

Norway—1.5%
*Norwegian Air Shuttle ASA (Airlines)	308,757	2,852
Opera Software ASA (Internet software & services)	884,091	4,302
Statoil ASA (Oil, gas & consumable fuels)	1,614,500	41,436

		48,590

Spain—1.5%
Banco Santander S.A. (Commercial banks)	597,863	4,542
Inditex S.A. (Specialty retail)	452,541	37,063
Viscofan S.A. (Food products)	220,300	8,172

		49,777

Sweden—1.5%
Elekta AB (Health care equipment & supplies)	290,821	12,614
Getinge AB (Health care equipment & supplies)	873,065	22,125
JM AB (Household durables)	294,765	4,797
Mekonomen AB (Specialty retail)	122,013	3,989
NIBE Industrier AB (Building products)	330,569	4,887

		48,412

Switzerland—5.4%
*Dufry Group (Specialty retail)	63,727	5,865
*Geberit AG (Building products)	68,854	13,268
*Glencore International plc (Metals & mining)	6,777,175	41,258
*Julius Baer Group, Ltd. (Capital markets)	411,542	16,097
*Meyer Burger Technology AG (Machinery)	106,749	1,671
Nestle S.A. (Food products)	735,105	42,261
*Orascom Development Holding AG (Hotels, restaurants & leisure)	161,234	2,463
Partners Group Holding AG (Capital markets)	88,396	15,424
SGS S.A. (Professional services)	9,782	16,194
Sika AG (Chemicals)	6,644	12,520
Xstrata plc (Metals & mining)	553,517	8,407

		175,428

United Kingdom—24.1%
Abcam plc (Biotechnology)	2,132,874	12,090
Aggreko plc (Commercial services & supplies)	422,301	13,228
AMEC plc (Energy equipment & services)	1,290,096	18,182
Amlin plc (Insurance)	2,091,758	10,197
Ashmore Group plc (Capital markets)	2,032,563	10,543
Babcock International Group plc (Commercial services & supplies)	2,078,436	23,741
Barclays plc (Commercial banks)	14,512,182	39,677
BG Group plc (Oil, gas & consumable fuels)	2,258,140	48,272
BHP Billiton plc (Metals & mining)	2,013,909	58,721

See accompanying Notes to Financial Statements.

44 Annual Report	December 31, 2011

International Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—United Kingdom—24.1%—(continued)
Burberry Group plc (Textiles, apparel & luxury goods)	816,557	$15,027
Carphone Warehouse Group plc (Specialty retail)	2,335,791	11,209
Centrica plc (Multi-utilities)	9,829,151	44,161
Croda International plc (Chemicals)	355,259	9,953
Diageo plc (Beverages)	2,775,782	60,631
Dunelm Group plc (Specialty retail)	1,144,483	7,710
Experian plc (Professional services)	762,458	10,367
Halma plc (Electronic equipment, instruments & components)	1,502,877	7,711
Hargreaves Lansdown plc (Capital markets)	590,617	3,949
Hiscox, Ltd. (Insurance)	1,028,989	5,969
IG Group Holdings plc (Diversified financial services)	1,408,685	10,433
John Wood Group plc (Energy equipment & services)	912,014	9,079
Johnson Matthey plc (Chemicals)	1,029,583	29,357
Jupiter Fund Management plc (Capital markets)	1,916,115	6,460
Lancashire Holdings, Ltd. (Insurance)	1,190,490	13,395
Meggitt plc (Aerospace & defense)	2,102,053	11,517
Moneysupermarket.com Group plc (Internet software & services)	1,922,629	3,135
Next plc (Multiline retail)	321,779	13,677
*Ocado Group plc (Internet & catalog retail)	3,715,033	3,139
Petrofac, Ltd. (Energy equipment & services)	1,532,242	34,290
Prudential plc (Insurance)	1,689,253	16,750
Restaurant Group plc (Hotels, restaurants & leisure)	742,967	3,437
Rightmove plc (Media)	62,550	1,208
*Rolls-Royce Holdings plc (Aerospace & defense)	2,731,126	31,662
Rotork plc (Machinery)	183,846	5,510
RPS Group plc (Commercial services & supplies)	1,154,966	3,229
Scottish & Southern Energy plc (Electric utilities)	2,147,522	43,056
Spirax-Sarco Engineering plc (Machinery)	378,322	11,005
*Sports Direct International plc (Specialty retail)	619,214	2,052
St James’s Place plc (Insurance)	999,767	5,038
Standard Chartered plc (Commercial banks)	1,114,719	24,392
*Telecity Group plc (Internet software & services)	1,115,027	11,204
*The Berkeley Group Holdings plc (Household durables)	810,726	16,066
The Capita Group plc (Professional services)	336,128	3,281
The Weir Group plc (Machinery)	776,385	24,500
Tullow Oil plc (Oil, gas & consumable fuels)	994,511	21,654
Victrex plc (Chemicals)	414,017	7,047

		776,911

Emerging Asia—12.1%
China—1.3%
AAC Technologies Holdings, Inc. (Communications equipment)	1,586,000	3,561
*China Minzhong Food Corporation, Ltd. (Food products)	2,256,000	1,418

Common Stocks—Emerging Asia—12.1%—(continued)
China—(continued)
Dongyue Group (Chemicals)	10,082,000	$6,646
Golden Eagle Retail Group, Ltd. (Multiline retail)	3,486,000	7,370
Lenovo Group, Ltd. (Computers & peripherals)	24,074,000	16,056
*Sun Art Retail Group, Ltd. (Food & staples retailing)	2,768,171	3,461
Yingde Gases (Chemicals)	3,739,000	3,818

		42,330

India—2.1%
Axis Bank, Ltd. (Commercial banks)	418,282	6,365
HDFC Bank, Ltd. (Commercial banks)	1,374,931	11,051
Lupin, Ltd. (Pharmaceuticals)	818,771	6,905
Shriram Transport Finance Co., Ltd. (Consumer finance)	69,855	554
Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	1,099,182	10,300
Tata Consultancy Services, Ltd. (IT services)	1,477,538	32,293

		67,468

Indonesia—1.5%
PT Bank Rakyat Indonesia (Commercial banks)	29,772,000	22,163
PT Kalbe Farma Tbk (Pharmaceuticals)	22,868,000	8,575
PT United Tractors Tbk (Machinery)	5,993,606	17,417

		48,155

Malaysia—0.4%
Kuala Lumpur Kepong Bhd (Food products)	1,586,300	11,359

Papua New Guinea—0.4%
Oil Search, Ltd. (Oil, gas & consumable fuels)	2,028,346	12,966

Philippines—0.3%
Alliance Global Group, Inc. (Industrial conglomerates)	36,731,000	8,661

South Korea—5.2%
*Celltrion, Inc. (Pharmaceuticals)	150,482	4,742
*Hyundai Mobis (Auto components)	95,061	24,095
*Hyundai Motor Co. (Automobiles)	202,227	37,391
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	60,965	55,990
*Samsung Engineering Co., Ltd. (Construction & engineering)	134,659	23,554
Samsung Fire & Marine Insurance Co., Ltd. (Insurance)	125,219	22,935

		168,707

Thailand—0.9%
Advanced Info Service PCL (Wireless telecommunication services)	2,333,600	10,392
*Bangkok Dusit Medical Services PCL (Health care providers & services)	2,150,100	5,588
Kasikornbank PCL (Commercial banks)	3,461,500	13,660

		29,640

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 45

International Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Japan—12.0%
Ain Pharmaciez, Inc. (Food & staples retailing)	64,700	$3,110
Daito Trust Construction Co., Ltd. (Real estate management & development)	208,500	17,878
Dr Ci:Labo Co., Ltd. (Personal products)	950	5,054
Exedy Corporation (Auto components)	356,100	10,275
F.C.C. Co., Ltd. (Auto components)	252,203	5,125
FamilyMart Co., Ltd. (Food & staples retailing)	204,400	8,259
Fanuc, Ltd. (Machinery)	204,400	31,283
Fast Retailing Co., Ltd. (Specialty retail)	128,400	23,355
Gree, Inc. (Internet software & services)	529,100	18,230
K’s Holdings Corporation (Specialty retail)	360,200	14,273
Kakaku.com, Inc. (Internet software & services)	227,600	8,345
Kaken Pharmaceutical Co., Ltd. (Pharmaceuticals)	444,000	5,901
Keyence Corporation (Electronic equipment, instruments & components)	93,600	22,570
Miraca Holdings, Inc. (Health care providers & services)	210,500	8,382
Nitori Co., Ltd. (Specialty retail)	278,870	26,159
ORIX Corporation (Diversified financial services)	403,560	33,346
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	24,300	2,523
Sharp Corporation (Household durables)	1,716,000	15,004
Ship Healthcare Holdings, Inc. (Health care providers & services)	222,800	4,869
SMC Corporation (Machinery)	103,900	16,765
Softbank Corporation (Wireless telecommunication services)	1,181,600	34,802
Start Today Co., Ltd. (Internet & catalog retail)	233,100	5,454
Sumitomo Mitsui Financial Group, Inc. (Commercial banks)	2,234,500	62,242
United Arrows, Ltd. (Specialty retail)	169,500	3,272

		386,476

Emerging Latin America—6.9%
Brazil—4.0%
BR Malls Participacoes S.A. (Real estate management & development)	1,047,200	10,173
BR Properties S.A. (Real estate management & development)	672,600	6,671
CETIP S.A.—Balcao Organizado de Ativos e Derivativos (Capital markets)	348,600	5,037
Cia de Concessoes Rodoviarias (Transportation infrastructure)	2,000,700	13,107
Cia Hering (Specialty retail)	659,600	11,479
Cielo S.A. (IT services)	68,400	1,768
Iochpe-Maxion S.A. (Machinery)	410,800	5,561
*OGX Petroleo e Gas Participacoes S.A. (Oil, gas & consumable fuels)	2,484,700	18,143
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	3,681,600	45,397
*T4F Entretenimento S.A. (Media)	626,100	3,843
Tractebel Energia S.A. (Independent power producers & energy traders)	555,700	8,926

		130,105

Common Stocks—Emerging Latin America—6.9%—(continued)
Chile—1.8%
Banco Santander Chile—ADR (Commercial banks)	190,156	$14,395
*CFR Pharmaceuticals S.A. (Pharmaceuticals)	26,791,981	6,297
ENTEL Chile S.A. (Wireless telecommunication services)	510,390	9,481
Parque Arauco S.A. (Real estate management & development)	5,743,388	9,353
Sociedad Quimica y Minera de Chile S.A.—ADR (Chemicals)	245,133	13,200
Sonda S.A. (IT services)	1,706,854	4,091

		56,817

Mexico—0.3%
Compartamos S.A.B. de C.V. (Consumer finance)	5,127,000	6,282
*Genomma Lab Internacional S.A.B. de C.V. (Pharmaceuticals)	2,675,156	5,159

		11,441

Panama—0.2%
Copa Holdings S.A. (Airlines)†	86,762	5,090

Peru—0.6%
Credicorp, Ltd. (Commercial banks)†	186,437	20,409

Canada—5.3%
Alimentation Couche Tard, Inc. (Food & staples retailing)	688,262	21,416
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	1,454,865	39,980
Canadian Western Bank (Commercial banks)	327,304	8,289
*Celtic Exploration, Ltd. (Oil, gas & consumable fuels)	134,283	3,015
CI Financial Corporation (Capital markets)	684,140	14,170
Crescent Point Energy Corporation (Oil, gas & consumable fuels)	325,921	14,364
Dollarama, Inc. (Multiline retail)	295,866	12,924
Home Capital Group, Inc. (Thrifts & mortgage finance)	75,778	3,652
Intact Financial Corporation (Insurance)	158,121	9,084
Intact Financial Corporation—144A (Insurance)	83,672	4,807
Peyto Exploration & Development Corporation (Oil, gas & consumable fuels)	584,172	13,986
Saputo, Inc. (Food products)	85,677	3,282
Tim Hortons, Inc. (Hotels, restaurants & leisure)	432,507	20,956

		169,925

Asia—4.0%
Australia—0.5%
Iluka Resources, Ltd. (Metals & mining)	1,097,986	17,407

Hong Kong—1.8%
AIA Group, Ltd. (Insurance)	8,275,000	25,837
China High Precision Automation Group, Ltd. (Electronic equipment, instruments & components)**§	2,624,000	694

See accompanying Notes to Financial Statements.

46 Annual Report	December 31, 2011

International Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—Asia—4.0%—(continued)
Hong Kong—(continued)
Hutchison Telecommunications Hong Kong Holdings, Ltd. (Diversified telecommunication services)	21,348,000	$8,219
Sa Sa International Holdings, Ltd. (Specialty retail)	8,530,000	4,723
SmarTone Telecommunications Holdings, Ltd. (Wireless telecommunication services)	4,450,000	7,701
Value Partners Group, Ltd. (Capital markets)	8,989,000	4,606
Wynn Macau, Ltd. (Hotels, restaurants & leisure)	2,452,800	6,158

		57,938

Singapore—1.7%
*Biosensors International Group, Ltd. (Health care equipment & supplies)	4,908,000	5,411
CapitaMalls Asia, Ltd. (Real estate management & development)	10,708,000	9,329
*Global Logistic Properties, Ltd. (Real estate management & development)	11,887,000	16,084
Keppel Corporation, Ltd. (Industrial conglomerates)	3,454,300	24,769

		55,593

Emerging Europe, Mid-East, Africa—1.7%
South Africa—1.1%
Life Healthcare Group Holdings Pte, Ltd. (Health care providers & services)	3,252,931	8,317
Shoprite Holdings, Ltd. (Food & staples retailing)	972,528	16,409
The Foschini Group, Ltd. (Specialty retail)	880,181	11,447

		36,173

Turkey—0.6%
BIM Birlesik Magazalar A.S. (Food & staples retailing)	285,394	7,912
Turkiye Halk Bankasi A.S. (Commercial banks)	2,167,584	11,331

		19,243

Total Common Stocks—99.2% (cost $3,144,195)		3,201,623

Convertible Bond
Brazil—0.0%
Lupatech S.A., 6.500%, due 4/15/18 (Machinery)**§	$2,875	747

Total Convertible Bond—0.0% (cost $1,491)		747

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/30/11, due 1/3/12, repurchase price $41,628, collateralized by FHLMC, 4.500%, due 1/15/14; U.S. Treasury Note, 1.750%, due 1/31/14	$41,628	$41,628

Total Repurchase Agreement—1.3% (cost $41,628)		41,628

Total Investments—100.5% (cost $3,187,314)		3,243,998
Liabilities, plus cash and other assets—(0.5)%		(15,096)

Net assets—100.0%		$3,228,902

ADR American Depository Receipt

*Non-income producing securities

† U.S. listed foreign security

** Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. These holdings represent 0.04% of the Fund’s net assets at December 31, 2011.

§ Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 0.04% of the net assets at December 31, 2011.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2011, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	22.5%
Consumer Discretionary	14.0%
Industrials	11.5%
Energy	11.1%
Information Technology	9.6%
Health Care	8.7%
Materials	8.3%
Consumer Staples	7.8%
Utilities	3.6%
Telecommunication Services	2.9%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 47

International Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

At December 31, 2011, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	28.8%
Euro	19.6%
Japanese Yen	12.1%
South Korean Won	5.3%
Brazilian Real	4.1%
Canadian Dollar	4.1%
Swiss Franc	3.9%
U.S. Dollar	3.7%
Hong Kong Dollar	3.1%
Swedish Krona	2.2%
Indian Rupee	2.1%
Singapore Dollar	1.8%
Norwegian Krone	1.5%
Indonesian Rupiah	1.5%
South African Rand	1.1%
All Other Currencies	5.1%

Total	100.0%

See accompanying Notes to Financial Statements.

48 Annual Report	December 31, 2011

David Merjan

INTERNATIONAL EQUITY FUND

The International Equity Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The International Equity Fund posted a 12.87% decrease (Class N Shares) for the 12 months ended December 31, 2011. By comparison, the Fund’s benchmark, the MSCI World Ex-U.S. (net) Index declined 12.21%, while the MSCI All Country World Ex-U.S. IMI Index (net), dropped 14.31%.

The Fund approximated its benchmark Index during 2011. Full year performance was bolstered by strong stock selection across a number of sectors, with significant value added in Consumer Discretionary, Information Technology (IT) and Materials. The Fund’s Consumer Discretionary holdings were up over 2%, while the Index return was -14.82% for the year. Within Consumer Discretionary, Automobiles stock selection added significant value due to Hyundai Motor Co., which continued to take market share in the U.S. and maintained margins. Burberry Group plc also performed well on strong luxury demand in emerging markets, coupled with generally stable developed market demand. Tim Hortons, Inc., the Canadian doughnut purveyor, was another key performer during the year on good same store sales, coupled with an improving U.S. business. Retailing and media also performed well during the period. IT stock selection was driven by the weighting and stock selection in the Software and Services industry group, as SAP AG continued to exceed market expectations for operating performance, and Autonomy was acquired by Hewlett-Packard Company. Materials stock selection was bolstered by good stock selection both in Chemicals and Mining, coupled with the underweighting in the weak mining sector. Detracting from full year performance was large cap European Pharmaceutical performance on concerns about competition for key drugs. Consumer Staples and Energy also detracted from 2011 performance, with the underweighting and stock selection in Oil/Gas, coupled with underperformance by Nestle S.A. at the beginning of the year on increased raw material costs. Regionally, emerging markets exposure detracted from overall performance as developed markets generally outperformed. Europe and Canadian stock selection was strong over the period, while Developed Asian stock selection dragged on performance.

Throughout 2011, the Fund maintained its overweighting in Consumer Discretionary and IT at the expense of Resources and Financials. Consumer Discretionary totaled 14.4% of the Fund as of year-end 2011, an increase of 2% during the year, but a slight decline since September 30. Media, Specialty Retail and Hotels/Restaurants were the key overweightings within Consumer Discretionary during the period. IT represented 11.2% of the Fund at year-end, a slight increase from September 30 and year-end 2010, but well above the 4.3% Index weighting, due to a larger focus on Software/Services and Semiconductors. Industrials, while representing 14.9% of the Fund as of year-end, above the 11.8% Index weighting, was decreased substantially during mid year, particularly in Capital Equipment holdings on concerns about a slowdown in earnings growth. Financials was persistently underweighted throughout 2011, and ended the year totaling 19.9%, below the 22.6% Index weighting, given the Fund’s underweighting in Commercial Banks and Insurance companies. This weight increased, however, from 16.2% as of September 30, as we increased European bank holdings on a slightly improving outlook and very low valuations. This increase was in high quality companies with good balance sheet structures, which had been punished given uncertainty surrounding the European debt situation. Resources totaled 16.4% of the Fund as of year end, below the 23.0% index weighting, and a decrease from 18.9% as of year-end 2010, due to moderating Oil/Gas and Mining exposure. Regionally, emerging markets totaled 13.9% as of year-end 2011, and declined consistently throughout the year from 19.3% as of year-end 2010, on concerns about inflationary pressures and potential fixed asset overinvestment in China. The U.K. was overweighted throughout the year, not because of the domestic U.K. economy, but due to the quality of the companies and the multi-national nature of their revenue stream. Conversely, Developed Asia was underweighted throughout 2011.

December 31, 2011	William Blair Funds 49

International Equity Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2011

	1 Year	3 Year	5 Year	Since Inception(a)
Class N	(12.87)%	8.64%	(5.01)%	2.35%
Class I	(12.68)	8.87	(4.79)	2.62
MSCI World Ex-U.S. (net)	(12.21)	8.53	(4.09)	4.68
MSCI All Country World Ex-U.S. IMI (net)	(14.31)	11.53	(2.74)	6.24
(a)	For the period from May 24, 2004 (Commencement of Operations) to December 31, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

On May 1, 2011, the Fund’s benchmark changed from the MSCI All Country World Ex-U.S. IMI (net) to the MSCI World Ex-U.S. (net). The primary reason for this change is to compare the Fund to a benchmark that more closely reflects the market capitalization focus the Fund uses in its investment strategy.

This report identifies the Fund’s investments on December 31, 2011 . These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

50 Annual Report	December 31, 2011

International Equity Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks

Europe, Mid-East—35.3%
Denmark—1.7%
Novo Nordisk A/S (Pharmaceuticals)	11,189	$1,286

France—4.7%
AXA S.A. (Insurance)	65,625	853
BNP Paribas S.A. (Commercial banks)	25,670	1,008
Cie Generale des Etablissements Michelin (Auto components)	7,929	469
Essilor International S.A. (Health care equipment & supplies)	17,925	1,266

		3,596

Germany—7.5%
BASF SE (Chemicals)	11,660	813
Deutsche Bank AG (Capital markets)	25,348	966
Fresenius Medical Care AG & Co. KGaA (Health care providers & services)	25,709	1,747
Infineon Technologies AG (Semiconductors & semiconductor equipment)	105,798	796
SAP AG (Software)	26,105	1,380

		5,702

Ireland—2.9%
*Ryanair Holdings plc—ADR (Airlines)	25,325	706
Shire plc (Pharmaceuticals)	41,839	1,457

		2,163

Israel—2.9%
*Check Point Software Technologies, Ltd. (Software)†	22,982	1,208
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	23,970	967

		2,175

Italy—2.0%
Saipem SpA (Energy equipment & services)	35,806	1,522

Netherlands—4.2%
ASML Holding N.V. (Semiconductors & semiconductor equipment)	20,029	842
Royal Dutch Shell plc (Oil, gas & consumable fuels)	29,934	1,141
Unilever N.V. (Food products)	34,958	1,202

		3,185

Spain—2.4%
Banco Santander S.A. (Commercial banks)	111,430	846
Inditex S.A. (Specialty retail)	11,780	965

		1,811

Sweden—1.0%
Atlas Copco AB (Machinery)	34,322	738

Switzerland—6.0%
*ABB, Ltd. (Electrical equipment)	43,222	814
*Glencore International plc (Metals & mining)	104,375	635
*Julius Baer Group, Ltd. (Capital markets)	18,855	737
Nestle S.A. (Food products)	21,875	1,258
*Syngenta AG (Chemicals)	3,669	1,074

		4,518

Common Stocks—(continued)

United Kingdom—27.1%
Barclays plc (Commercial banks)	602,707	$1,648
BG Group plc (Oil, gas & consumable fuels)	53,875	1,152
British Sky Broadcasting Group plc (Media)	73,660	838
Burberry Group plc (Textiles, apparel & luxury goods)	52,513	966
Centrica plc (Multi-utilities)	210,491	946
Compass Group plc (Hotels, restaurants & leisure)	156,886	1,489
Diageo plc (Beverages)	60,481	1,321
Experian plc (Professional services)	73,879	1,004
HSBC Holdings plc (Commercial banks)	119,703	909
Johnson Matthey plc (Chemicals)	27,381	781
Pearson plc (Media)	63,010	1,184
Petrofac, Ltd. (Energy equipment & services)	43,064	964
Prudential plc (Insurance)	151,216	1,499
*Rolls-Royce Holdings plc (Aerospace & defense)	128,930	1,495
Scottish & Southern Energy plc (Electric utilities)	60,189	1,207
Standard Chartered plc (Commercial banks)	47,507	1,040
The Capita Group plc (Professional services)	20,275	198
Tullow Oil plc (Oil, gas & consumable fuels)	34,970	761
Vodafone Group plc (Wireless telecommunication services)	390,985	1,086

		20,488

Canada—9.7%
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	39,452	1,084
Canadian National Railway Co. (Road & rail)†	13,285	1,044
Goldcorp, Inc. (Metals & mining)†	19,474	862
National Bank of Canada (Commercial banks)	13,250	938
Saputo, Inc. (Food products)	21,888	839
The Toronto-Dominion Bank (Commercial banks)	20,843	1,561
Tim Hortons, Inc. (Hotels, restaurants & leisure)	20,070	972

		7,300

Japan—9.5%
Canon, Inc. (Office electronics)	22,400	992
Daito Trust Construction Co., Ltd. (Real estate management & development)	10,500	900
Fanuc, Ltd. (Machinery)	6,400	979
Fast Retailing Co., Ltd. (Specialty retail)	6,700	1,219
Keyence Corporation (Electronic equipment, instruments & components)	4,200	1,013
Mitsubishi Corporation (Trading companies & distributors)	43,100	871
Nitori Co., Ltd. (Specialty retail)	8,950	840
Softbank Corporation (Wireless telecommunication services)	13,200	389

		7,203

Emerging Asia—8.2%
China—1.9%
Belle International Holdings, Ltd. (Specialty retail)	380,000	662
China Shenhua Energy Co., Ltd. (Oil, gas & consumable fuels)	174,000	755

		1,417

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 51

International Equity Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—8.2%—(continued)
India—0.8%
Tata Consultancy Services, Ltd. (IT services)	27,949	$611

Indonesia—1.1%
PT Bank Rakyat Indonesia (Commercial banks)	1,120,000	834

South Korea—4.4%
*Hyundai Motor Co. (Automobiles)	5,927	1,096
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	1,602	1,471
*Samsung Engineering Co., Ltd. (Construction & engineering)	4,592	803

		3,370

Emerging Latin America—4.8%
Brazil—2.6%
Cia de Bebidas das Americas—ADR (Beverages)	34,979	1,263
Embraer S.A.—ADR (Aerospace & defense)	28,404	716

		1,979

Mexico—1.2%
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	336,700	924

Panama—1.0%
Copa Holdings S.A. (Airlines)†	12,544	736

Asia—2.6%
Australia—1.3%
BHP Billiton, Ltd.—ADR (Metals & mining)	14,092	995

Singapore—1.3%
Keppel Corporation, Ltd. (Industrial conglomerates)	132,000	947

Emerging Europe, Mid-East, Africa—0.9%
South Africa—0.9%
Sasol, Ltd. (Oil, gas & consumable fuels)	14,538	694

Total Common Stocks—98.1% (cost $70,311)		74,194

Total Investments—98.1% (cost $70,311)		74,194
Cash and other assets, less liabilities—1.9%		1,463

Net assets—100.0%		$75,657

ADR American Depository Receipt

* Non-income producing securities

† U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2011, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	19.9%
Industrials	14.9%
Consumer Discretionary	14.4%
Information Technology	11.2%
Energy	9.4%
Consumer Staples	9.2%
Health Care	9.1%
Materials	7.0%
Utilities	2.9%
Telecommunication Services	2.0%

Total	100.0%

At December 31, 2011, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	30.8%
Euro	19.8%
U.S. Dollar	12.9%
Japanese Yen	9.7%
Canadian Dollar	5.8%
Swiss Franc	5.2%
South Korean Won	4.5%
Hong Kong Dollar	3.1%
Danish Krone	1.7%
Singapore Dollar	1.3%
Mexican Peso	1.3%
Indonesian Rupiah	1.1%
All Other Currencies	2.8%

Total	100.0%

See accompanying Notes to Financial Statements.

52 Annual Report	December 31, 2011

Jeffrey A. Urbina

INTERNATIONAL SMALL CAP GROWTH FUND

The International Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The International Small Cap Growth Fund posted a 12.16% decrease (Class N Shares) for the 12 months ended December 31, 2011. By comparison, the Fund’s benchmark, the MSCI All Country Ex-U.S. Small Cap Index (net), declined 18.50%.

Performance was driven by strong stock selection across regions and sectors. From a sector perspective, Financials, Information Technology (IT) and Materials were the key drivers of performance, although all sectors added value, with the exception of Energy. The underweighting in Europe and focus on Asset Management and Insurance added value in Financials, and as management teams generally executed well relative to the universe as a whole. IT stock selection benefited from the focus and performance of Internet Software/Services and IT Services holdings, while the underweighting in Metals/Mining and Chemicals stock selection drove Materials returns. Energy stock selection was hampered by Oil/Gas performance.

From a sector positioning perspective, Consumer Discretionary (25.1%), Healthcare (15.8%) and IT (16.7%) remained significantly overweighted relative to the Index throughout the entire year, while Financials (13.1%) and Materials (2.6%) were most significantly underweighted with only minor changes in sector weightings throughout 2011. On the other hand, Consumer Staples steadily increased from approximately 4% as of December 2010 to 8.3% as of year-end 2011 due to higher weightings in Food and Food Retailing. Industrials were also significantly reduced during the period on lower Machinery and Professional Services exposure, given moderating operating performance. After increasing during the first half of the year from 17% to at or above the 20% Index weighting, Japanese exposure ended the year 12.9%, as we significantly reduced Consumer, Financials and Industrials exposures. These assets were redeployed into Asia Ex-Japan, Canada and, to some extent, in Emerging Markets, which totaled 24.5% as of year-end, above the 22.2% Index weighting, due to the higher weighting in EMEA (Europe, Mid-East and Africa) and Latin America at the expense of Emerging Asia.

December 31, 2011	William Blair Funds 53

International Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2011

	1 Year	3 Year	5 Year	Since Inception(a)
Class N	(12.16)%	20.21%	(1.10)%	3.96%
Class I	(11.84)	20.58	(0.76)	4.30
MSCI AC World Ex-U.S. Small Cap Index (net)	(18.50)	18.46	(1.73)	4.09
(a)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Smaller capitalization stock are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

54 Annual Report	December 31, 2011

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks

Europe—22.6%
Finland—1.0%
Nokian Renkaat Oyj (Auto components)	228,528	$7,359

Germany—6.9%
Aixtron AG (Semiconductors & semiconductor equipment)	659,861	8,412
Delticom AG (Specialty retail)	35,197	3,038
ElringKlinger AG (Auto components)	224,609	5,576
Gerry Weber International AG (Textiles, apparel & luxury goods)	171,252	5,224
MTU Aero Engines Holding AG (Aerospace & defense)	170,437	10,906
Wincor Nixdorf AG (Computers & peripherals)	232,278	10,381
Wirecard AG (IT services)	345,265	5,550

		49,087

Ireland—1.4%
Paddy Power plc (Hotels, restaurants & leisure)	170,315	9,812

Italy—2.7%
De’Longhi SpA (Household durables)	477,455	4,221
*Salvatore Ferragamo Italia SpA (Textiles, apparel & luxury goods)	591,443	7,792
Tod’s SpA (Textiles, apparel & luxury goods)	59,014	4,816
*Yoox SpA (Internet & catalog retail)	236,517	2,553

		19,382

Norway—0.4%
Opera Software ASA (Internet software & services)	627,230	3,052

Spain—2.1%
Viscofan S.A. (Food products)	402,566	14,933

Sweden—4.8%
Elekta AB (Health care equipment & supplies)	354,223	15,364
JM AB (Household durables)	680,223	11,070
Mekonomen AB (Specialty retail)	86,842	2,839
NIBE Industrier AB (Building products)	360,985	5,337

		34,610

Switzerland—3.3%
*Meyer Burger Technology AG (Machinery)	324,045	5,071
Partners Group Holding AG (Capital markets)	107,323	18,727

		23,798

United Kingdom—20.9%
Abcam plc (Biotechnology)	1,133,920	6,428
*ASOS plc (Internet & catalog retail)	209,103	4,014
Aveva Group plc (Software)	309,675	6,877
Babcock International Group plc (Commercial services & supplies)	1,304,077	14,896
*Blinkx plc (Internet software & services)	1,531,578	1,820
Carphone Warehouse Group plc (Specialty retail)	424,161	2,035
Croda International plc (Chemicals)	129,953	3,641
Dunelm Group plc (Specialty retail)	524,645	3,534
Elementis plc (Chemicals)	1,681,016	3,582
*EnQuest plc (Oil, gas & consumable fuels)	1,900,415	2,729

Common Stocks—United Kingdom—20.9%—(continued)
Fidessa Group plc (Software)	113,164	$2,659
Halma plc (Electronic equipment, instruments & components)	1,029,085	5,280
Hargreaves Lansdown plc (Capital markets)	782,001	5,228
Hikma Pharmaceuticals plc (Pharmaceuticals)	392,631	3,780
IG Group Holdings plc (Diversified financial services)	1,499,148	11,103
*Imagination Technologies Group plc (Computers & peripherals)	940,451	8,018
Lancashire Holdings, Ltd. (Insurance)	1,090,332	12,268
Moneysupermarket.com Group plc (Internet software & services)	3,400,087	5,544
*Ocado Group plc (Internet & catalog retail)	670,815	567
Restaurant Group plc (Hotels, restaurants & leisure)	801,136	3,706
*Salamander Energy plc (Oil, gas & consumable fuels)	1,199,181	3,760
Spirax-Sarco Engineering plc (Machinery)	326,571	9,499
*Sports Direct International plc (Specialty retail)	1,574,379	5,218
St James’s Place plc (Insurance)	1,105,662	5,572
Synergy Health plc (Health care providers & services)	243,952	3,207
*Telecity Group plc (Internet software & services)	1,078,314	10,835
Victrex plc (Chemicals)	264,276	4,498

		150,298

Emerging Asia—13.2%
China—3.0%
AAC Technologies Holdings, Inc. (Communications equipment)	1,623,559	3,646
Comba Telecom Systems Holdings, Ltd. (Communications equipment)	4,463,526	3,598
Haitian International Holdings, Ltd. (Machinery)	4,498,496	3,869
Hengdeli Holdings, Ltd. (Specialty retail)	15,368,000	5,026
Spreadtrum Communications, Inc.—ADR (Semiconductors & semiconductor equipment)†	165,481	3,455
*WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)†	160,947	1,777

		21,371

India—2.1%
CRISIL, Ltd. (Diversified financial services)	213,930	3,569
eClerx Services, Ltd. (Professional services)	161,806	2,102
Ipca Laboratories, Ltd. (Pharmaceuticals)	353,225	1,835
*Jubilant Foodworks, Ltd. (Hotels, restaurants & leisure)	257,293	3,655
Motherson Sumi Systems, Ltd. (Auto components)	841,485	2,159
Oberoi Realty, Ltd. (Real estate management & development)	405,384	1,602

		14,922

Indonesia—3.5%
PT Harum Energy Tbk (Oil, gas & consumable fuels)	12,248,000	9,253
PT Indofood CBP Sukses Makmur Tbk (Food products)	12,965,000	7,435

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 55

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—13.2%—(continued)
Indonesia—(continued)
PT Kalbe Farma Tbk (Pharmaceuticals)	10,284,500	$3,856
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Food products)	18,415,500	4,570

		25,114

South Korea—0.9%
*Daum Communications Corporation (Internet software & services)	66,097	6,885

Taiwan—3.1%
E Ink Holdings, Inc. (Electronic equipment, instruments & components)	2,413,000	3,148
Hiwin Technologies Corporation (Machinery)	436,000	3,542
Powertech Technology, Inc. (Semiconductors & semiconductor equipment)	2,464,000	5,216
Simplo Technology Co., Ltd. (Computers & peripherals)	615,500	3,598
TSRC Corporation (Chemicals)	2,720,600	6,676

		22,180

Thailand—0.6%
*Bangkok Dusit Medical Services PCL (Health care providers & services)	1,761,200	4,577

Japan—12.9%
Ain Pharmaciez, Inc. (Food & staples retailing)	132,700	6,379
CyberAgent, Inc. (Media)	3,171	10,304
Dr Ci:Labo Co., Ltd. (Personal products)	1,549	8,241
Exedy Corporation (Auto components)	244,300	7,049
F.C.C. Co., Ltd. (Auto components)	384,209	7,807
K’s Holdings Corporation (Specialty retail)	230,100	9,118
Kakaku.com, Inc. (Internet software & services)	158,400	5,808
M3, Inc. (Health care technology)	821	3,701
Miraca Holdings, Inc. (Health care providers & services)	383,500	15,271
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	65,500	6,799
Ship Healthcare Holdings, Inc. (Health care providers & services)	223,200	4,878
Start Today Co., Ltd. (Internet & catalog retail)	155,100	3,629
United Arrows, Ltd. (Specialty retail)	196,500	3,794

		92,778

Asia—8.9%
Australia—2.6%
Cochlear, Ltd. (Health care equipment & supplies)	231,101	14,655
Iress Market Technology, Ltd. (IT services)	607,170	4,303

		18,958

Hong Kong—5.1%
ASM Pacific Technology, Ltd. (Semiconductors & semiconductor equipment)	838,200	9,406
*Haier Electronics Group Co., Ltd. (Household durables)	7,780,000	6,962
Sa Sa International Holdings, Ltd. (Specialty retail)	9,518,000	5,270

Common Stocks—Asia—8.9%—(continued)
Hong Kong—(continued)
SmarTone Telecommunications Holdings, Ltd. (Wireless telecommunication services)	7,445,000	$12,883
Value Partners Group, Ltd. (Capital markets)	4,313,000	2,210

		36,731

Singapore—1.2%
*Biosensors International Group, Ltd. (Health care equipment & supplies)	3,535,000	3,897
First Resources, Ltd. (Food products)	2,982,000	3,472
Goodpack, Ltd. (Air freight & logistics)	841,000	895

		8,264

Canada—8.0%
Canadian Western Bank (Commercial banks)	217,600	5,511
*Celtic Exploration, Ltd. (Oil, gas & consumable fuels)	462,102	10,374
Dollarama, Inc. (Multiline retail)	232,374	10,150
Home Capital Group, Inc. (Thrifts & mortgage finance)	105,423	5,081
*Legacy Oil + Gas, Inc. (Oil, gas & consumable fuels)	831,529	8,554
Petrominerales, Ltd. (Oil, gas & consumable fuels)	317,847	5,167
Peyto Exploration & Development Corporation (Oil, gas & consumable fuels)	507,608	12,153
Total Energy Services, Inc. (Energy equipment & services)	8,648	147

		57,137

Emerging Europe, Mid-East, Africa—6.3%
Poland—0.7%
Lubelski Wegiel Bogdanka S.A. (Oil, gas & consumable fuels)	152,701	4,598

Russia—0.3%
*Etalon Group Ltd.—144A—GDR (Real estate management & development)†	516,849	2,429

South Africa—4.3%
Capitec Bank Holdings, Ltd. (Commercial banks)	231,968	5,115
Clicks Group, Ltd. (Multiline retail)	1,803,149	10,326
Coronation Fund Managers, Ltd. (Capital markets)	1,984,323	5,580
Life Healthcare Group Holdings Pte, Ltd. (Health care providers & services)	2,392,361	6,117
Mr Price Group, Ltd. (Specialty retail)	406,903	4,022

		31,160

Turkey—1.0%
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	1,112,295	3,477
Turkiye Sinai Kalkinma Bankasi A.S. (Commercial banks)	3,754,548	3,628

		7,105

Emerging Latin America—5.0%
Brazil—3.3%
Arezzo Industria e Comercio S.A. (Textiles, apparel & luxury goods)	399,396	4,968

See accompanying Notes to Financial Statements.

56 Annual Report	December 31, 2011

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Latin America—5.0%—(continued)
Brazil—(continued)
CETIP S.A.—Balcao Organizado de Ativos e Derivativos (Capital markets)	287,855	$4,159
OdontoPrev S.A. (Health care providers & services)	402,300	5,737
Raia Drogasil S.A. (Food & staples retailing)	375,400	2,610
*Restoque Comercio e Confeccoes de Roupas S.A. (Textiles, apparel & luxury goods)	221,800	3,246
*T4F Entretenimento S.A. (Media)	487,400	2,992

		23,712

Chile—0.6%
*CFR Pharmaceuticals S.A. (Pharmaceuticals)	16,669,705	3,918

Mexico—0.7%
*Genomma Lab Internacional S.A.B. de C.V. (Pharmaceuticals)	2,516,520	4,853

Panama—0.4%
Copa Holdings S.A. (Airlines)†	53,767	3,155

Total Common Stocks—97.8% (cost $721,613)		702,178

Convertible Bond
Brazil—0.0%
Lupatech S.A., 6.500%, due 4/15/18 (Machinery)**§	$959	249

Total Convertible Bond—0.0% (cost $497)		249

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/30/11, due 1/3/12, repurchase price $12,882, collateralized by FHLB, 4.500%, due 1/15/14	12,882	12,882

Total Repurchase Agreement—1.8% (cost $12,882)		12,882

Total Investments—99.6% (cost $734,992)		715,309
Cash and other assets, less liabilities—0.4%		2,912

Net assets—100.0%		$718,221

ADR American Depository Receipt

GDR Global Depository Receipt

* Non-income producing securities

† U.S. listed foreign security

** Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.03% of the Fund’s net assets at December 31, 2011.

§ Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.03% of the net assets at December 31, 2011.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2011, the Fund’s Portfolio of Investments includes the following industry categories:

Consumer Discretionary	25.1%
Information Technology	16.7%
Health Care	15.8%
Financials	13.1%
Industrials	8.5%
Consumer Staples	8.3%
Energy	8.1%
Materials	2.6%
Telecommunication Services	1.8%

Total	100.0%

At December 31, 2011, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	21.4%
Euro	15.0%
Japanese Yen	13.2%
Canadian Dollar	8.1%
Hong Kong Dollar	7.5%
Swedish Krona	4.9%
South African Rand	4.4%
Indonesian Rupiah	3.6%
Brazilian Real	3.4%
Swiss Franc	3.4%
New Taiwan Dollar	3.2%
Australian Dollar	2.7%
Indian Rupee	2.1%
U.S. Dollar	1.6%
Singapore Dollar	1.2%
Turkish Lira	1.0%
All Other Currencies	3.3%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 57

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Emerging Markets Growth Fund posted a 17.29% decrease (Class N Shares) for the 12 months ended December 31, 2011. By comparison, the Fund’s benchmark, the MSCI Emerging Markets IMI Index (net), declined 19.49%.

Performance was augmented by strong stock selection across most sectors and regions, coupled with overall sector positioning. Consumer Discretionary, Financials, Industrials, Materials and Utilities stock selection were the key contributors to outperformance. Within Consumer Discretionary, the Fund’s overweighting in the strongly performing Auto industry added value as did the weighting and stock selection in Retailing. Financials stock selection was bolstered by strong Commercial Banks, Insurance and Real Estate performance. Industrials value added was driven by good performance across Capital Goods and Transportation holdings. Materials benefited from the Fund’s focus and stock selection in Chemicals at the expense of Mining. Utilities stock selection was largely driven by strong performance in CPFL Energia S.A., the Brazilian power generation company, as management executed well and earnings results were ahead of expectations during the period. From a regional perspective, the Fund added significant value in Emerging Asia due largely to China, India, and Korea stock selection, along with the overweighting in the strongly performing Indonesian market at the expense of India. Brazilian and South African stock selection added significant value as well, more than offsetting weakness in Russia.

The Fund’s significant focus in Consumer remained constant throughout 2011 with approximately 32% invested in Consumer Discretionary and Consumer Staples companies, a slight increase from year end 2010. The Index weighting in Consumer totaled 17.4%. Within Discretionary, the Fund’s focus was on Autos and Retail, while Consumer Staples exposure was largest in Beverages and Food/Staples Retailing. Information Technology (IT) exposure increased steadily throughout 2011 from 11.1% as of year end 2010 to 16.8% as of September 30, to the 19.1% year-end 2011 weighting, which was well ahead of the 13.24% Index weighting. Internet Software and IT Services were the two industries with consistently higher exposure, although the significant underweighting in Semiconductors moderated over the year as well. Conversely, Financials, while underweighted at year end 2010, was reduced throughout the year, particularly in Commercial Banks and Real Estate. As of year end, Financials represented 15.9% of the Fund, well below the 23.0% Index weighting. Resources were consistently underweighted throughout 2011, totaling 19.2% as of year end 2010, and decreased to 12.8% as of year end 2011, well below the 26.0% Index weighting, due largely to a reduction in Mining on a slower company growth outlook. Regionally, the Fund remained consistently overweighted in Latin America at the expense of Asia (largely China and India) and EMEA (Europe, Middle East, and Africa), due to lower Russia and Central/Eastern Europe exposure.

58 Annual Report	December 31, 2011

Emerging Markets Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2011

	1 Year	3 Year	5 Year	Since Inception(a)
Class N	(17.29)%	21.08%	(1.31)%	9.72%
Class I	(17.00)	21.40	(1.04)	9.99
MSCI Emerging Markets IMI (net)	(19.49)	20.74	2.61	10.46
(a)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2011	William Blair Funds 59

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks

Emerging Asia—54.3%
China—13.1%
AAC Technologies Holdings, Inc. (Communications equipment)	1,071,949	$2,407
*Baidu, Inc.—ADR (Internet software & services)	68,407	7,967
Belle International Holdings, Ltd. (Specialty retail)	4,721,000	8,230
China BlueChemical, Ltd. (Chemicals)	1,564,000	1,184
CNOOC, Ltd. (Oil, gas & consumable fuels)	9,094,000	15,901
Comba Telecom Systems Holdings, Ltd. (Communications equipment)	3,812,496	3,073
Dongfeng Motor Group Co., Ltd. (Automobiles)	5,634,000	9,663
Golden Eagle Retail Group, Ltd. (Multiline retail)	2,253,000	4,763
*Haier Electronics Group Co., Ltd. (Household durables)	2,146,000	1,920
Haitian International Holdings, Ltd. (Machinery)	2,422,185	2,083
Hengdeli Holdings, Ltd. (Specialty retail)	6,680,000	2,185
Lenovo Group, Ltd. (Computers & peripherals)	12,448,000	8,302
Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	1,167,000	7,693
Spreadtrum Communications, Inc.—ADR (Semiconductors & semiconductor equipment)	97,818	2,043
*Sun Art Retail Group, Ltd. (Food & staples retailing)	5,808,000	7,261
Tencent Holdings, Ltd. (Internet software & services)	252,200	5,069
Want Want China Holdings, Ltd. (Food products)	11,401,000	11,377
*WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	193,714	2,139
Yingde Gases (Chemicals)	2,146,000	2,191
*Youku.com, Inc.—ADR (Internet software & services)	150,415	2,357

		107,808

India—10.5%
Asian Paints, Ltd. (Chemicals)	78,064	3,811
Axis Bank, Ltd. (Commercial banks)	427,341	6,503
Bajaj Auto, Ltd. (Automobiles)	156,236	4,682
Dabur India, Ltd. (Personal products)	1,293,345	2,422
Housing Development Finance Corporation (Thrifts & mortgage finance)	614,535	7,546
IndusInd Bank, Ltd. (Commercial banks)	438,126	1,863
Infosys Technologies, Ltd. (IT services)	229,498	11,961
ITC, Ltd. (Tobacco)	3,050,676	11,564
*Jubilant Foodworks, Ltd. (Hotels, restaurants & leisure)	151,942	2,158
Lupin, Ltd. (Pharmaceuticals)	536,363	4,523
Motherson Sumi Systems, Ltd. (Auto components)	592,108	1,519
Nestle India, Ltd. (Food products)	51,479	3,969
Shriram Transport Finance Co., Ltd. (Consumer finance)	29,503	234
Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	415,484	3,894

Common Stocks—Emerging Asia—54.3%—(continued)
India—(continued)
Tata Consultancy Services, Ltd. (IT services)	583,577	$12,754
Tata Motors, Ltd. (Automobiles)	1,823,672	6,137

		85,540

Indonesia—5.9%
PT Astra International Tbk (Automobiles)	1,757,000	14,339
PT Bank Rakyat Indonesia (Commercial banks)	19,033,000	14,169
PT Harum Energy Tbk (Oil, gas & consumable fuels)	2,320,500	1,753
PT Indo Tambangraya Megah (Oil, gas & consumable fuels)	1,140,000	4,859
PT Kalbe Farma Tbk (Pharmaceuticals)	5,861,500	2,198
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Food products)	9,965,500	2,473
PT Unilever Indonesia Tbk (Household products)	2,495,000	5,173
PT United Tractors Tbk (Machinery)	1,052,757	3,059

		48,023

Malaysia—2.1%
Axiata Group Bhd (Wireless telecommunication services)	3,973,000	6,442
CIMB Group Holdings Bhd (Commercial banks)	2,535,100	5,950
Kuala Lumpur Kepong Bhd (Food products)	611,300	4,377

		16,769

Papua New Guinea—1.5%
Oil Search, Ltd. (Oil, gas & consumable fuels)	1,973,416	12,615

Philippines—0.3%
Alliance Global Group, Inc. (Industrial conglomerates)	8,965,300	2,114

South Korea—12.1%
*Celltrion, Inc. (Pharmaceuticals)	90,002	2,836
*Honam Petrochemical Corporation (Chemicals)	15,291	3,955
*Hyundai Mobis (Auto components)	34,338	8,704
*Hyundai Motor Co. (Automobiles)	86,112	15,922
*LG Household & Health Care, Ltd. (Household products)	21,702	9,184
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	36,296	33,334
*Samsung Engineering Co., Ltd. (Construction & engineering)	71,894	12,575
Samsung Fire & Marine Insurance Co., Ltd. (Insurance)	35,464	6,496
*Samsung Heavy Industries Co., Ltd. (Machinery)	251,713	6,096

		99,102

Taiwan—6.7%
Catcher Technology Co., Ltd. (Computers & peripherals)	751,000	3,485
Hiwin Technologies Corporation (Machinery)	245,000	1,990
Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments & components)	6,192,191	16,953

See accompanying Notes to Financial Statements.

60 Annual Report	December 31, 2011

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—54.3%—(continued)
Taiwan—(continued)
HTC Corporation (Communications equipment)	489,800	$8,040
MediaTek, Inc. (Semiconductors & semiconductor equipment)	483,000	4,427
Powertech Technology, Inc. (Semiconductors & semiconductor equipment)	1,328,000	2,811
Simplo Technology Co., Ltd. (Computers & peripherals)	571,300	3,340
*TPK Holding Co., Ltd. (Electronic equipment, instruments & components)	254,400	3,315
TSRC Corporation (Chemicals)	1,622,500	3,981
*Yuanta Financial Holding Co., Ltd. (Capital markets)	11,978,641	6,112

		54,454

Thailand—2.1%
Advanced Info Service PCL (Wireless telecommunication services)	524,600	2,336
CP ALL PCL (Food & staples retailing)	3,973,000	6,517
Kasikornbank PCL (Commercial banks)	1,647,100	6,500
Siam Makro PCL (Food & staples retailing)	225,600	1,709

		17,062

Emerging Latin America—24.5%
Argentina—0.5%
MercadoLibre, Inc. (Internet software & services)	49,092	3,905

Brazil—13.2%
BR Malls Participacoes S.A. (Real estate management & development)	450,716	4,378
BR Properties S.A. (Real estate management & development)	200,505	1,989
CETIP S.A.—Balcao Organizado de Ativos e Derivativos (Capital markets)	335,082	4,841
Cia de Bebidas das Americas—ADR (Beverages)	705,234	25,452
Cia de Concessoes Rodoviarias (Transportation infrastructure)	955,000	6,257
Cia Hering (Specialty retail)	260,170	4,528
CPFL Energia S.A.—ADR (Electric utilities)	253,830	7,160
Embraer S.A.—ADR (Aerospace & defense)	425,222	10,724
Lojas Renner S.A. (Multiline retail)	155,600	4,038
OdontoPrev S.A. (Health care providers & services)	155,622	2,219
*OGX Petroleo e Gas Participacoes S.A. (Oil, gas & consumable fuels)	1,038,160	7,581
PDG Realty S.A. Empreendimentos e Participacoes (Household durables)	1,448,587	4,582
Raia Drogasil S.A. (Food & staples retailing)	316,094	2,198
Redecard S.A. (IT services)	533,800	8,354
Totvs S.A. (Software)	219,995	3,923
Tractebel Energia S.A. (Independent power producers & energy traders)	627,754	10,083

		108,307

Common Stocks—Emerging Latin America—24.5%—(continued)
Chile—4.0%
Banco Santander Chile—ADR (Commercial banks)	164,176	$12,428
*CFR Pharmaceuticals S.A. (Pharmaceuticals)	9,600,643	2,256
ENTEL Chile S.A. (Wireless telecommunication services)	154,626	2,872
S.A.C.I. Falabella (Multiline retail)	711,082	5,530
Sociedad Quimica y Minera de Chile S.A.—ADR (Chemicals)	119,940	6,459
Sonda S.A. (IT services)	1,234,542	2,959

		32,504

Colombia—0.5%
Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	239,424	4,402

Mexico—5.4%
America Movil S.A.B. de C.V. (Wireless telecommunication services)	13,834,279	15,644
Coca-Cola Femsa S.A.B. de C.V.—ADR (Beverages)	49,628	4,725
*Genomma Lab Internacional S.A.B. de C.V. (Pharmaceuticals)	2,044,934	3,943
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	7,237,700	19,865

		44,177

Peru—0.9%
Credicorp, Ltd. (Commercial banks)†	65,885	7,212

Emerging Europe, Mid-East, Africa—15.7%
Poland—0.4%
Eurocash S.A. (Food & staples retailing)	431,285	3,567

Qatar—1.7%
Industries Qatar QSC (Industrial conglomerates)	372,133	13,592

Russia—1.3%
*Etalon Group Ltd.—144A—GDR (Real estate management & development)	510,600	2,400
Magnit OAO (Food & staples retailing)†	67,441	5,828
*Magnit OJSC (Food & staples retailing)	7,830	676
*Mail.ru Group, Ltd.—GDR (Internet software & services)	72,538	1,886

		10,790

South Africa—9.6%
Clicks Group, Ltd. (Multiline retail)	556,767	3,188
Life Healthcare Group Holdings Pte, Ltd. (Health care providers & services)	2,637,788	6,744
Mr Price Group, Ltd. (Specialty retail)	604,538	5,976
MTN Group, Ltd. (Wireless telecommunication services)	1,286,907	22,913
Naspers, Ltd. (Media)	131,207	5,741
Sasol, Ltd. (Oil, gas & consumable fuels)	377,150	18,011
Shoprite Holdings, Ltd. (Food & staples retailing)	412,721	6,963
The Foschini Group, Ltd. (Specialty retail)	391,571	5,093
Truworths International, Ltd. (Specialty retail)	437,301	4,001

		78,630

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 61

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—15.7% —(continued)
Turkey—2.7%
BIM Birlesik Magazalar A.S. (Food & staples retailing)	100,545	$2,787
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	886,821	2,772
Turkiye Garanti Bankasi A.S. (Commercial banks)	3,026,479	9,429
Turkiye Halk Bankasi A.S. (Commercial banks)	1,345,683	7,035

		22,023

Total Common Stocks—94.5% (cost $789,368)		772,596

Preferred Stocks
Brazil—3.7%
Itau Unibanco Holding S.A. (Commercial banks)	823,600	15,008
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	1,369,738	15,781

		30,789

Total Preferred Stocks—3.7% (cost $32,596)		30,789

Convertible Bond
Brazil—0.1%
Lupatech S.A., 6.500%, due 4/15/18 (Machinery)**§	$1,602	416

Total Convertible Bond—0.1% (cost $831)		416

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/30/11, due 1/3/12, repurchase price $8,235, collateralized by U.S. Treasury Note, 1.750%, due 1/31/14	8,235	8,235

Total Repurchase Agreement—1.0% (cost $8,235)		8,235

Total Investments—99.3% (cost $831,030)		812,036
Cash and other assets, less liabilities—0.7%		5,810

Net assets—100.0%		$817,846

ADR American Depository Receipt

GDR Global Depository Receipt

* Non-income producing securities

† U.S. listed foreign security

** Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.05% of the Fund’s net assets at December 31, 2011.

§ Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.05% of the Fund’s net assets at December 31, 2011.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2011, the Fund's Portfolio of Investments includes the following industry categories:

Information Technology	19.1%
Consumer Staples	17.6%
Financials	15.9%
Consumer Discretionary	15.2%
Energy	10.1%
Industrials	7.3%
Telecommunication Services	6.2%
Health Care	3.8%
Materials	2.7%
Utilities	2.1%

Total	100.0%

At December 31, 2011, the Fund's Portfolio of Investments includes the following currency categories:

U.S. Dollar	12.9%
South Korean Won	12.3%
Brazilian Real	12.0%
Hong Kong Dollar	11.6%
Indian Rupee	10.6%
South African Rand	9.8%
New Taiwan Dollar	6.8%
Indonesian Rupiah	6.0%
Mexican Peso	4.9%
Turkish Lira	2.7%
Thai Baht	2.1%
Malaysian Ringgit	2.1%
Chilean Peso	1.7%
Qatari Rial	1.7%
Australian Dollar	1.6%
All Other Currencies	1.2%

Total	100.0%

See accompanying Notes to Financial Statements.

62 Annual Report	December 31, 2011

Todd M. McClone

Jeffrey A. Urbina

EMERGING LEADERS GROWTH FUND

The Emerging Leaders Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Emerging Leaders Growth Fund posted a 19.55% decrease (Class N Shares) for the 12 months ended December 31, 2011. By comparison, the Fund’s benchmark, the MSCI Emerging Markets Large Cap Index (net) declined 17.65% during the same period.

The primary detractors from 2011 performance were the overweighting in India for the majority of the year, coupled with underperformance in Taiwanese Information Technology (IT) and in Russia during the first quarter. India underperformed on concerns about an increasing interest rate environment, coupled with increasing costs and slowing growth. Taiwanese IT performance was hampered by concerns about global supply chain issues following the Japanese earthquake and tsunami, in addition to changing competitive dynamics within smartphones and tablets and the impact on the supply chain. Russian underperformance was driven by a lack of Energy exposure. Key positive contributors to 2011 results included the significant weightings in Consumer at the expense of Materials, coupled with strong performance in Materials and IT. Within Materials, the Fund’s significant underweighting in the underperforming Mining segment added value, as did strong relative performance in Chemicals and Construction Materials. Within IT, Samsung Electronics Co. Ltd. was a key contributor to full year performance, on strong demand for its handsets, which more than offset broad semiconductor weakness. Baidu, Inc. was a strong performer within IT as well, on strong revenue growth and market share gains and good execution by Management. The Fund also outpaced the Index in Technology Hardware, due largely to Fund holdings Lenovo Group, Ltd. on its strong Chinese market position and market share gains globally, and TPK Holding Co. Ltd., the Taiwanese touch panel manufacturer, on expectations of continued strong demand for tablets.

Consumer weightings increased throughout the year from 27.3% as of year-end 2010 to 36.8% at year-end 2011, well ahead of the 14.3% Index weighting. The overweighting was largely in Emerging Asia, and largely in Automobiles, Specialty Retailing, Food/Staples Retailing and Personal Products. Conversely, Resources decreased substantially from 27.2% as of year-end 2010 to 11.0% as of year-end 2011, due to a significant reduction in Materials on a slower growth outlook in Mining in particular. Financials, while totaling 19.8% of the Fund, remained relatively static during the year and ended below the Index’s 24.4% weighting, given lower Commercial Banks exposure amidst the increasing interest rate environment. IT increased throughout the year from 9.9% to nearly 14.9% ahead of the 13.9% Index weighting given the increase in IT Services. From a regional perspective, the Fund maintained its overweighting in Latin America, albeit a moderated overweighting, while EMEA (Europe, Middle East, and Africa) increased from 12.9% of the Fund as of year-end 2010 to 18.8%.

December 31, 2011	William Blair Funds 63

Emerging Leaders Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2011

	1 Year	3 Year	Since Inception
Class N	(19.55)%	—%	(2.85	)%(a)
MSCI Emerging Markets Large Cap Index (net)	(17.65)	—	(2.90	)(a)
Class I	(19.34)	21.19	(4.14	)(b)
MSCI Emerging Markets Large Cap Index (net)	(17.65)	19.68	(2.65	)(b)
(a)	For the period from May 3, 2010 (Commencement of Operations) to December 31, 2011.
(b)	For the period from March 26, 2008 (Commencement of Operations) to December 31, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Large Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure market performance of large capitalization stocks in emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

64 Annual Report	December 31, 2011

Emerging Leaders Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks

Emerging Asia—56.0%
China—14.2%
*Baidu, Inc.—ADR (Internet software & services)	5,707	$665
Belle International Holdings, Ltd. (Specialty retail)	580,000	1,011
CNOOC, Ltd. (Oil, gas & consumable fuels)	1,065,000	1,862
Dongfeng Motor Group Co., Ltd. (Automobiles)	336,000	576
Lenovo Group, Ltd. (Computers & peripherals)	754,000	503
Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	73,000	481
*Sun Art Retail Group, Ltd. (Food & staples retailing)	622,500	778
Tencent Holdings, Ltd. (Internet software & services)	18,200	366
Want Want China Holdings, Ltd. (Food products)	563,000	562

		6,804

India—13.5%
Bajaj Auto, Ltd. (Automobiles)	11,652	349
HDFC Bank, Ltd. (Commercial banks)	80,798	649
Housing Development Finance Corporation (Thrifts & mortgage finance)	51,193	629
Infosys Technologies, Ltd. (IT services)	18,171	947
ITC, Ltd. (Tobacco)	242,469	919
Larsen & Toubro, Ltd. (Construction & engineering)	13,800	259
Nestle India, Ltd. (Food products)	4,149	320
Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	76,373	716
Tata Consultancy Services, Ltd. (IT services)	46,185	1,009
Tata Motors, Ltd. (Automobiles)	200,541	675

		6,472

Indonesia—6.6%
PT Astra International Tbk (Automobiles)	178,500	1,457
PT Bank Rakyat Indonesia (Commercial banks)	1,522,500	1,134
PT Unilever Indonesia Tbk (Household products)	276,500	573

		3,164

Malaysia—2.0%
CIMB Group Holdings Bhd (Commercial banks)	397,200	932

South Korea—13.5%
*Hyundai Mobis (Auto components)	4,179	1,059
*Hyundai Motor Co. (Automobiles)	7,802	1,443
*LG Household & Health Care, Ltd. (Household products)	1,987	841
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	2,440	2,241
*Samsung Engineering Co., Ltd. (Construction & engineering)	4,914	859

		6,443

Common Stocks— Emerging Asia—56.0%—(continued)
Taiwan—3.1%
Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments & components)	360,700	$988
HTC Corporation (Communications equipment)	30,850	506

		1,494

Thailand—3.1%
CP ALL PCL (Food & staples retailing)	581,000	953
Kasikornbank PCL (Commercial banks)	128,000	505

		1,458

Emerging Latin America—20.3%
Brazil—8.5%
BR Malls Participacoes S.A. (Real estate management & development)	76,100	739
Cia de Bebidas das Americas—ADR (Beverages)	30,607	1,105
Cia de Concessoes Rodoviarias (Transportation infrastructure)	76,000	498
CPFL Energia S.A.—ADR (Electric utilities)	19,998	564
Embraer S.A.—ADR (Aerospace & defense)	18,766	473
Tractebel Energia S.A. (Independent power producers & energy traders)	43,800	704

		4,083

Chile—4.3%
Banco Santander Chile—ADR (Commercial banks)	12,274	929
S.A.C.I. Falabella (Multiline retail)	82,253	640
Sociedad Quimica y Minera de Chile S.A.—ADR (Chemicals)	9,159	493

		2,062

Mexico—6.6%
America Movil S.A.B. de C.V.—ADR (Wireless telecommunication services)	65,492	1,480
Grupo Financiero Banorte S.A.B. de C.V. (Commercial banks)	158,000	478
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	431,600	1,185

		3,143

Peru—0.9%
Credicorp, Ltd. (Commercial banks)†	3,788	414

Emerging Europe, Mid-East, Africa—18.8%
Qatar—2.2%
Industries Qatar QSC (Industrial conglomerates)	29,458	1,076

Russia—2.9%
Magnit OJSC (Food & staples retailing)†	1,010	87
Magnit OJSC—144A—GDR (Food & staples retailing)†	26,631	563
Sberbank of Russian Federation (Commercial banks)†	300,414	736

		1,386

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 65

Emerging Leaders Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—18.8%—(continued)
South Africa—11.7%
MTN Group, Ltd. (Wireless telecommunication services)	104,366	$1,858
Naspers, Ltd. (Media)	26,849	1,175
Sasol, Ltd. (Oil, gas & consumable fuels)	21,876	1,045
Shoprite Holdings, Ltd. (Food & staples retailing)	58,628	989
Truworths International, Ltd. (Specialty retail)	57,500	526

		5,593

Turkey—2.0%
Turkiye Garanti Bankasi A.S. (Commercial banks)	304,189	948

Total Common Stocks—95.1% (cost $47,735)		45,472

Preferred Stocks
Brazil—6.1%
Itau Unibanco Holding S.A. (Commercial banks)	52,000	948
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	169,355	1,951

		2,899

Total Preferred Stocks—6.1% (cost $3,150)		2,899

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/30/11, due 1/3/12, repurchase price $405, collateralized by FHLMC, 4.500%, due 1/15/14	$405	405

Total Repurchase Agreement—0.8% (cost $405)		405

Total Investments—102.0% (cost $51,290)		48,776
Liabilities, plus cash and other assets—(2.0)%		(954)

Net assets—100.0%		$47,822

ADR American Depository Receipt

GDR Global Depository Receipt

* Non-income producing securities

† U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2011, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	19.8%
Consumer Discretionary	18.5%
Consumer Staples	18.3%
Information Technology	14.9%
Energy	10.0%
Telecommunication Services	6.9%
Industrials	6.5%
Utilities	2.6%
Health Care	1.5%
Materials	1.0%

Total	100.0%

At December 31, 2011, the Fund’s Portfolio of Investments includes the following currency categories:

U.S. Dollar	15.5%
Indian Rupee	13.4%
South Korean Won	13.3%
Hong Kong Dollar	12.7%
South African Rand	11.6%
Brazilian Real	10.0%
Indonesian Rupiah	6.6%
Mexican Peso	3.4%
New Taiwan Dollar	3.1%
Thai Baht	3.0%
Qatari Rial	2.2%
Turkish Lira	2.0%
Malaysian Ringgit	1.9%
Chilean Peso	1.3%

Total	100.0%

See accompanying Notes to Financial Statements.

66 Annual Report	December 31, 2011

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS SMALL CAP GROWTH FUND

The Emerging Markets Small Cap Growth Fund seeks long-term capital appreciation by investing in a diversified portfolio of equity securities issued by emerging market small cap companies.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

We are pleased to have the Emerging Markets Small Cap Growth Fund become one of the newest additions to the William Blair Fund Family and would like to thank our shareholders for investing with us.

We are enthusiastic about the opportunities available to us as the managers of the Emerging Markets Small Cap Growth Fund. As the emerging markets universe has broadened, the small cap universe has become one that is often overlooked by investors, but includes approximately 30% of small cap companies worldwide, as reflected by MSCI Global Small Cap (net) Index. Given William Blair’s expertise in small-mid cap companies and emerging markets in particular, we believe we are well placed to manage a portfolio of quality growth companies within this diverse universe.

The Emerging Markets Small Cap Growth Fund commenced operations on October 24, 2011. Through the period ending December 31, 2011, the Fund posted a decrease of 2.70% (Class N Shares). By comparison, the Fund’s benchmark, the MSCI Emerging Markets Small Cap Index (net), declined 6.32% for this time period.

Fund performance was augmented by strong stock selection across most sectors and regions, coupled with overall sector positioning. Consumer, Financials, Industrials, Materials and Health Care stock selections were the key contributors to outperformance versus the Fund benchmark.

December 31, 2011	William Blair Funds 67

Emerging Markets Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2011

Since Inception(a)
Class N	(2.70)%
Class I	(2.70)
MSCI Emerging Markets Small Cap IMI (net)	(6.32)
(a)	For the period from October 24, 2011 (Commencement of Operations) to December 31, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index IMI (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

68 Annual Report	December 31, 2011

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks

Emerging Asia—60.6%
China—11.0%
AAC Technologies Holdings, Inc. (Communications equipment)	14,000	$31
China Lumena New Materials Corporation (Chemicals)	88,000	16
China Shanshui Cement Group, Ltd. (Construction materials)	35,000	23
*China ZhengTong Auto Services Holdings, Ltd. (Specialty retail)	23,000	23
Comba Telecom Systems Holdings, Ltd. (Communications equipment)	19,500	16
Dongyue Group (Chemicals)	47,000	31
Golden Eagle Retail Group, Ltd. (Multiline retail)	22,000	47
*Haier Electronics Group Co., Ltd. (Household durables)	24,000	22
Haitian International Holdings, Ltd. (Machinery)	53,000	46
Hengdeli Holdings, Ltd. (Specialty retail)	80,000	26
Spreadtrum Communications, Inc.—ADR (Semiconductors & semiconductor equipment)	671	14
*WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	1,672	18
Yingde Gases (Chemicals)	35,500	36
*Youku.com, Inc.—ADR (Internet software & services)	774	12

		361

India—1.8%
CRISIL, Ltd. (Diversified financial services)	1,347	22
GlaxoSmithKline Consumer Healthcare, Ltd. (Food products)	768	37

		59

Indonesia—14.2%
PT Ace Hardware Indonesia Tbk (Specialty retail)	115,500	52
PT Alam Sutera Realty Tbk (Real estate management & development)	450,500	23
*PT Bank Tabungan Pensiunan Nasional Tbk (Commercial banks)	115,500	43
PT BFI Finance Indonesia Tbk (Consumer finance)	33,500	21
PT Ciputra Development Tbk (Real estate management & development)	376,000	22
PT Harum Energy Tbk (Oil, gas & consumable fuels)	44,500	34
PT Hexindo Adiperkasa Tbk (Trading companies & distributors)	46,000	46
*PT Indomobil Sukses Internasional Tbk (Specialty retail)	32,500	46
PT Jasa Marga (Transportation infrastructure)	74,000	34
PT Kalbe Farma Tbk (Pharmaceuticals)	99,500	37
PT Media Nusantara Citra Tbk (Media)	200,500	29
PT Mitra Adiperkasa Tbk (Multiline retail)	81,000	46
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Food products)	91,000	23
PT Sumber Alfaria Trijaya Tbk (Food & staples retailing)	18,000	8

		464

Common Stocks—Emerging Asia—60.6%—(continued)
Malaysia—6.9%
Aeon Co. M Bhd (Multiline retail)	8,800	$20
AirAsia BHD (Airlines)	32,600	39
Dayang Enterprise Holdings Bhd (Energy equipment & services)	52,400	30
Guinness Anchor Bhd (Beverages)	11,900	51
KPJ Healthcare Bhd (Health care providers & services)	28,900	43
Nestle Malaysia Bhd (Food products)	2,500	44

		227

Philippines—5.5%
Alliance Global Group, Inc. (Industrial conglomerates)	182,900	43
Security Bank Corporation (Commercial banks)	27,630	62
SM Prime Holdings, Inc. (Real estate management & development)	133,100	40
Universal Robina Corporation (Food products)	30,800	34

		179

South Korea—5.3%
*Daum Communications Corporation (Internet software & services)	357	37
Dongbu Insurance Co., Ltd. (Insurance)	800	37
*Halla Climate Control Corporation (Auto components)	1,620	31
*LG Fashion Corporation (Textiles, apparel & luxury goods)	580	20
*Mando Corporation (Auto components)	264	47

		172

Taiwan—4.5%
Hiwin Technologies Corporation (Machinery)	5,000	41
PChome Online, Inc. (Internet software & services)	6,000	37
St Shine Optical Co., Ltd. (Health care equipment & supplies)	3,000	32
TSRC Corporation (Chemicals)	16,000	39

		149

Thailand—10.8%
*Bangkok Dusit Medical Services PCL (Health care providers & services)	23,700	62
BEC World PCL (Media)	21,000	30
Dynasty Ceramic PCL (Building products)	14,400	28
Home Product Center PCL (Specialty retail)	133,300	46
LPN Development PCL (Real estate management & development)	90,600	34
Major Cineplex Group PCL (Media)	91,100	41
Minor International PCL (Hotels, restaurants & leisure)	49,700	18
Robinson Department Store PCL (Multiline retail)	18,200	24
Siam Makro PCL (Food & staples retailing)	5,400	41
Tisco Financial Group PCL (Commercial banks)	22,900	28

		352

Emerging Latin America—24.4%
Argentina—1.5%
MercadoLibre, Inc. (Internet software & services)	625	50

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 69

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Latin America—24.4%—(continued)
Brazil—16.6%
Amil Participacoes S.A. (Health care providers & services)	3,400	$30
Arezzo Industria e Comercio S.A. (Textiles, apparel & luxury goods)	1,400	17
BR Properties S.A. (Real estate management & development)	3,500	35
CETIP S.A.—Balcao Organizado de Ativos e Derivativos (Capital markets)	4,000	58
Cia Hering (Specialty retail)	2,100	37
EcoRodovias Infraestrutura e Logistica S.A. (Transportation infrastructure)	1,900	14
Ez Tec Empreendimentos e Participacoes S.A. (Household durables)	5,400	46
Iochpe-Maxion S.A. (Machinery)	2,800	38
Localiza Rent a Car S.A. (Road & rail)	2,600	36
Lojas Renner S.A. (Multiline retail)	1,200	31
Mills Estruturas e Servicos de Engenharia S.A. (Trading companies & distributors)	2,043	19
OdontoPrev S.A. (Health care providers & services)	2,900	41
Raia Drogasil S.A. (Food & staples retailing)	6,900	48
*Restoque Comercio e Confeccoes de Roupas S.A. (Textiles, apparel & luxury goods)	2,600	38
*T4F Entretenimento S.A. (Media)	1,000	6
Totvs S.A. (Software)	1,000	18
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A (Commercial services & supplies)	2,600	30

		542

Chile—2.9%
ENTEL Chile S.A. (Wireless telecommunication services)	2,117	39
Parque Arauco S.A. (Real estate management & development)	13,986	23
Sonda S.A. (IT services)	13,493	32

		94

Mexico—2.2%
Alsea S.A.B. de C.V. (Hotels, restaurants & leisure)	34,046	35
*Genomma Lab Internacional S.A.B. de C.V. (Pharmaceuticals)	19,800	38

		73

Panama—1.2%
Copa Holdings S.A. (Airlines)†	703	41

Emerging Europe, Mid-East, Africa—14.9%
Poland—1.5%
Eurocash S.A. (Food & staples retailing)	3,297	27
Lubelski Wegiel Bogdanka S.A. (Oil, gas & consumable fuels)	747	23

		50

Common Stocks—Emerging Europe, Mid-East, Africa—14.9%—(continued)
Russia—1.0%
*Etalon Group Ltd.—144A—GDR (Real estate management & development)	5,141	$24
M Video OJSC (Specialty retail)	1,640	9

		33

South Africa—9.5%
Capitec Bank Holdings, Ltd. (Commercial banks)	1,946	43
Clicks Group, Ltd. (Multiline retail)	7,028	40
Coronation Fund Managers, Ltd. (Capital markets)	14,889	42
Life Healthcare Group Holdings Pte, Ltd. (Health care providers & services)	22,898	59
Mr Price Group, Ltd. (Specialty retail)	5,215	52
The Foschini Group, Ltd. (Specialty retail)	2,994	39
Truworths International, Ltd. (Specialty retail)	3,988	36

		311

Turkey—2.9%
BIM Birlesik Magazalar A.S. (Food & staples retailing)	1,483	41
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	8,358	26
Trakya Cam Sanayi A.S. (Building products)	10,232	13
Turkiye Sinai Kalkinma Bankasi A.S. (Commercial banks)	14,014	14

		94

Total Common Stocks—99.3% (cost $3,266)		3,251

Preferred Stock
Brazil—0.7%
Marcopolo S.A. (Machinery)	5,500	21

Total Preferred Stock—0.7% (cost $23)		21
Total Investments—100.0% (cost $3,289)		3,272
Cash and other assets, less liabilities—0.0%		—

Net assets—100.0%		$3,272

ADR = American Depository Receipt

GDR = Global Depository Receipt

*Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

70 Annual Report	December 31, 2011

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

At December 31, 2011, the Fund’s Portfolio of Investments includes the following industry categories:

Consumer Discretionary	28.8%
Financials	17.4%
Industrials	14.9%
Consumer Staples	12.0%
Health Care	11.0%
Information Technology	7.6%
Materials	4.5%
Energy	2.6%
Telecommunication Services	1.2%

Total	100.0%

At December 31, 2011, the Fund’s Portfolio of Investments includes the following currency categories:

Brazilian Real	17.2%
Indonesian Rupiah	14.2%
Thai Baht	10.8%
Hong Kong Dollar	9.7%
South African Rand	9.5%
Malaysian Ringgit	6.9%
Philippine Peso	5.5%
South Korean Won	5.3%
U.S. Dollar	5.1%
New Taiwan Dollar	4.5%
Chilean Peso	2.9%
Turkish Lira	2.9%
Mexican Peso	2.2%
Indian Rupee	1.8%
Euro	1.5%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 71

David F. Hone

LARGE CAP VALUE FUND

The Large Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The Large Cap Value Fund commenced operations on October 24, 2011. For this short two-month period ended December 31, 2011, the Fund decreased 0.19% (Class N Shares). By comparison, the Fund’s benchmark the Russell 1000® Value Index rose 1.66%.

Uncertainty remained high during this period, and as a result, so was volatility. Performance of equities remained greatly impacted by macro and political issues globally as demonstrated by elevated stock correlations presenting a challenge for active managers. U.S. equities responded to continued negative news concerning the European debt crisis countered by better U.S. economic data on employment, the housing market and consumer spending. The best sector performers were more defensive (Health Care, Telecommunications Services) while more cyclical groups trailed (Financials and Information Technology).

The Fund had weakness in the Consumer Discretionary sector due to positions in Time Warner Cable, Inc. and General Motors Co., which both declined. Also, Information Technology was lackluster as Symantec Corporation was a drag. Conversely, our stock selection in Industrials was the greatest contributor to results; Kansas City Southern and SPX Corporation’s stock price rose nicely above peers. Lastly, the Telecommunications Services sector was additive due to a position in American Tower Corporation.

Looking ahead into 2012, we continue to be cautiously optimistic on the U.S. economy; growth will likely remain at a slower pace. Toward the end of 2011, signs were encouraging on the employment front and in terms of consumer spendings though we are cautious on the latter unless the former continues to strengthen. Also, U.S. corporations remain strong with solid profits and balance sheets in a difficult environment. The Federal Reserve persists with its accommodative stance, which should assist businesses and consumers further. However, investors may continue to be uneasy over macro worries. Globally, ongoing and uncertain structural challenges in the largest developed economies remain. Policy decisions will likely continue to play a larger role and the market will quickly reflect its confidence in any long-term solutions. While some progress has been made, as new policy decisions are discussed and possibly enacted, volatility may continue as investor confidence is fragile.

Our philosophy, process and disciplines will lead us to undervalued, quality companies that are temporarily out-of-favor. In our view, financial markets can overreact to short-term information creating inefficiencies that can be exploited by taking a longer-term time horizon. As reversion to the mean occurs, we seek to take advantage of the powerful valuation expansion that can be achieved as earnings growth rates resume toward historical levels accompanied by improving investor sentiment.

72 Annual Report	December 31, 2011

Large Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2011

Since Inception(a)
Class N	(0.19)%
Class I	(0.19)
Russell 1000® Value Index	1.66%
(a)	For the period from October 24, 2011 (Commencement of Operations) to December 31, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Value Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2011	William Blair Funds 73

Large Cap Value Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Financials—23.3%
*CBRE Group, Inc.	1,349	$21
Citigroup, Inc.	1,957	51
CNA Financial Corporation	1,075	29
Discover Financial Services	2,218	53
JPMorgan Chase & Co.	2,136	71
Lazard, Ltd. Class “A”†	1,843	48
Lincoln National Corporation	1,024	20
New York Community Bancorp, Inc.	1,526	19
Prudential Financial, Inc.	580	29
Regions Financial Corporation	2,972	13
State Street Corporation	704	28
SunTrust Banks, Inc.	1,619	29
The Goldman Sachs Group, Inc.	215	19
US Bancorp	1,314	36
Wells Fargo & Co.	2,430	67
Zions BanCorp.	2,366	38

		571

Health Care—14.5%
Amgen, Inc.	665	43
Baxter International, Inc.	882	44
Cardinal Health, Inc.	1,244	51
*Express Scripts, Inc.	497	22
Merck & Co., Inc.	1,427	54
Pfizer, Inc.	3,208	69
UnitedHealth Group, Inc.	677	34
*Zimmer Holdings, Inc.	718	38

		355

Energy—12.1%
Anadarko Petroleum Corporation	601	46
ConocoPhillips	594	43
Devon Energy Corporation	680	42
Exxon Mobil Corporation	744	63
Hess Corporation	525	30
Occidental Petroleum Corporation	533	50
Schlumberger, Ltd.†	343	24

		298

Information Technology—9.4%
*Adobe Systems, Inc.	1,409	40
*BMC Software, Inc.	498	16
Corning, Inc.	1,642	21
Hewlett-Packard Co.	1,669	43
Intel Corporation	1,822	44
Microsoft Corporation	902	24
*Symantec Corporation	2,620	41

		229

Industrials—9.1%
General Electric Co.	3,325	60
Honeywell International, Inc.	320	17
*Kansas City Southern	617	42
Rockwell Automation, Inc.	275	20

Common Stocks—(continued)
Industrials—(continued)
SPX Corporation	334	$20
Textron, Inc.	2,285	42
Union Pacific Corporation	213	23

		224

Consumer Discretionary—9.0%
Brunswick Corporation	1,281	23
*General Motors Co.	1,394	28
International Game Technology	1,026	18
Lear Corporation	413	16
Marriott International, Inc. Class “A”	458	13
*MGM Resorts International	1,815	19
*Saks, Inc.	1,937	19
The Walt Disney Co.	1,053	40
Time Warner Cable, Inc.	711	45

		221

Consumer Staples—7.2%
General Mills, Inc.	1,173	47
Kimberly-Clark Corporation	338	25
Philip Morris International, Inc.	597	47
The Procter & Gamble Co.	866	58

		177

Utilities—5.9%
CMS Energy Corporation	2,064	45
NextEra Energy, Inc.	702	43
Wisconsin Energy Corporation	1,599	56

		144

Telecommunication Services—5.3%
American Tower Corporation Class “A”	830	50
AT&T, Inc.	943	29
CenturyLink, Inc.	791	29
Verizon Communications, Inc.	558	22

		130

Materials—2.7%
Alcoa, Inc.	2,342	21
Freeport-McMoRan Copper & Gold, Inc.	734	27
The Dow Chemical Co.	669	19

		67

Total Common Stocks—98.5% (cost $2,423)		2,416

Total Investments—98.5% (cost $2,423)		2,416
Cash and other assets, less liabilities—1.5%		37

Net assets—100.0%		$2,453

ADR American Depository Receipt

*Non-income producing securities

† U.S. listed foreign security

See accompanying Notes to Financial Statements.

74 Annual Report	December 31, 2011

Chad M. Kilmer

Mark T. Leslie

David S. Mitchell

SMALL CAP VALUE FUND

The Small Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Small Cap Value Fund posted a 6.95% decrease on a total return basis (Class N shares) during the 12 months ended December 31, 2011. By comparison, the Russell 2000® Value Index declined 5.50%.

Market Review

The U.S. equity markets finished a volatile 2011 with a robust rally in the fourth quarter, bringing most large cap indices just into positive territory for the year and leaving most small cap indices just below breakeven. The Russell 2000® Value Index was up 15.97% in the fourth quarter and -5.50% for the year overall. The William Blair Small Cap Value Fund slightly trailed its benchmark in the fourth quarter’s rapid ascent and lagged its benchmark for the year overall.

The aforementioned volatility in 2011 was caused by the opposing forces of mostly positive U.S. economic data and corporate fundamentals compared to numerous concerns about the global economy and geo-political environment. During the first half of the year, investors mostly looked through Middle Eastern and North African uprisings and the Japanese natural disaster as corporate fundamentals remained robust. However, during the third quarter, the market corrected swiftly. This was driven primarily by the European sovereign debt crisis spreading more dramatically to larger Euro-zone countries beyond Greece. Domestically, political brinksmanship over the debt ceiling debate deteriorated investor and public sentiment about our leadership, contributing to the selloff as well. While the European sovereign debt crisis remained at the forefront of concerns throughout the fourth quarter, investor sentiment improved considerably as the focus moved instead to better-than-expected corporate earnings, employment, housing and industrial production reports late in the year.

From a style and sector perspective, the market environment was much different in the fourth quarter than it was for the year overall. Higher beta stocks did well in the fourth quarter but underperformed for the year. Some of the more cyclically-driven sectors outperformed in the fourth quarter (e.g., Industrials +20.28%, Consumer Discretionary +17.95%) while underperforming for the year overall (e.g., Industrials -9.01%, Consumer Discretionary -9.73%). On the other hand, the typically defensive Consumer Staples, Health Care and Utility sectors outperformed for the year while underperforming in the final quarter.

Portfolio Review

Our more conservative investment approach (i.e. typical lower portfolio beta) was a positive as investors sought less market risk given overall market volatility. Stock selection was strong in the Financials and Industrials sectors, with Education Realty Trust, Inc., ProAssurance Corporation, Bank of the Ozarks, Inc., Robbins & Myers, Inc., and Global Defense Tech all enjoying absolute returns greater than 30%. These outsized returns were offset by the Fund’s investments in Digital River, Inc. and Avid Technology (Information Technology), Invacare (Health Care), and Pacific Sunwear of California and American Greetings (Consumer Discretionary); these stocks hurt relative performance during 2011.

For the fourth quarter specifically, the Fund’s performance is attributable to stock selection. While the Energy sector lagged the market, stock selection within the space made it the

December 31, 2011	William Blair Funds 75

Fund’s strongest sector on an absolute and relative basis; Complete Production Services, Inc, Key Energy Services, Inc, and Magnum Hunter Resources Corporation all experienced returns in excess of 60%. On the flip side, there were some underperformers in the portfolio: Invacare, American Greetings, Digital River, Inc., Avid Technology, and EarthLink, Inc. were significant detractors from relative performance.

Market Outlook

Looking forward, the improved economic data over the past few months increases the probability that the economic recovery is self-sustaining. The health of the global financial system due to European sovereign debt problems and the prospects for emerging market growth continue to be two of the largest macro-economic risks. In addition, 2012 will bring events such as the U.S. presidential election, austerity debates, potential standoffs with Iran and North Korea and other unforeseen events that will undoubtedly spur uncertainty in investor psyche. That said, the level of investor pessimism is already high, stock market valuations are reasonably attractive and earnings expectations for 2012 have been reduced over the past few months. All of these are often advantageous for prospective equity returns.

In the end, while we factor various economic scenarios into our stock picking, we focus our time on constructing the Fund from a bottom-up perspective. As always, we remain focused on finding quality companies at discount prices and corporate transformation opportunities. We believe building a fund with these types of companies should produce solid investment results over the long term.

Contributors to Return (Fourth Quarter)

Complete Production Services, Inc. (CPX) offers a range of oil field services, including drilling, completion and production services and product sales. As third quarter earnings releases and subsequent data continue to show, the energy market, with the exception of dry gas, continues to improve. A large part of the third quarter sell-off was related to concern that Europe would send the world, and thus energy prices, into the abyss once more. After underperforming in the third quarter, the stock bounced back; while Europe is still in a state of flux, the market has become more positive relative to Energy as activity in oil-related and liquid-rich gas plays remain strong. The stock also benefitted from the early October announcement that it was being acquired by Superior Energy Services. We trimmed the position on strength.

Key Energy Services, Inc. (KEG) is a well servicing and workover company. Similar to Complete Production Services, Inc. (CPX) discussed above, this stock rebounded after the third quarter Energy sell-off. After trimming our position in the first half of the year, we added to it on the sell-off.

Magnum Hunter Resources Corporation (MHR) is an independent oil and gas company engaged in the acquisition, development and production of oil and natural gas, primarily in West Virginia, North Dakota, Texas and Louisiana. Similar to Complete Production Services, Inc. (CPX) discussed above, this stock rebounded after the third quarter Energy sell-off. During third quarter, Magnum Hunter Resources Corporation had several instances of significant positive news flow that were ignored during the sell-off but were subsequently recognized in the fourth quarter rebound. We maintained our position in the stock

Meredith Corporation (MDP) is a media and marketing company with business centering on magazine and book publishing, television broadcasting, integrated marketing and interactive media. The company announced slightly better than expected first quarter results and, perhaps more importantly, announced a significant enhancement in its strategy to return capital to shareholders. Reflecting confidence in its free cash flow generation, the company announced

76 Annual Report	December 31, 2011

a 50% increase to its annual dividend and concurrently announced a new $100 million share repurchase authorization. We took advantage of the stock’s underperformance from earlier in the year and added to it near its 2011 low.

Bank of the Ozarks, Inc. (OZRK) is a bank holding company. Through its banking subsidiary, it provides a wide range of retail and commercial banking services through offices located in Arkansas, Texas, Georgia, Florida, North Carolina, South Carolina and Alabama. The company showed organic loan growth for the first time in five quarters and reported strong third quarter results driven by solid performance from recent FDIC acquisitions as well as an improvement in credit trends. We trimmed our position in the stock following a period of outperformance and continue to hold the stock in our portfolio.

Detractors from Return (Fourth Quarter)

Invacare Corp (IVC) designs, manufactures and distributes home and long-term care medical products that promote recovery and active lifestyles. Invacare surprised the market with an announcement that the U.S. Food and Drug Administration requested a consent decree relating to inspectional observations at one of the company’s primary wheelchair manufacturing facilities. Given the uncertainty resulting from a suspension of operations for an unknown length of time, we chose to exit the position.

Digital River, Inc. (DRIV) provides e-commerce solutions and markets shareware software products. The company reported disappointing earnings guidance. We think valuation is attractive and maintained our position.

American Greetings (AM) designs, manufactures and sells everyday and seasonal greeting cards and other social expression products. American Greetings reported earnings well below expectations on a sudden and unforeseen rise in expenses. Due to the magnitude of the spending to acquire new customers and the unwillingness of the management to give much detail about where the spending was going and how long it would persist we decided to exit the name.

The Hanover Insurance Group, Inc. (THG) underwrites commercial and personal property and casualty insurance coverage. The fourth quarter saw concerns related to the Chaucer acquisition although performance improved as investors got a better understanding of the strategic purpose. Also third quarter results were sub-par, primarily due to above average storm activity that failed for the most part to penetrate reinsurance coverage. We continue to hold a position in the stock.

Avid Technology (AVID) is a provider of digital media content-creation solutions for film, video, audio and broadcast professionals, artists and enthusiasts. AVID reported disappointing third quarter earnings and fundamentals continued to deteriorate in the fourth quarter. We lost confidence in our turnaround thesis and exited the position.

December 31, 2011	William Blair Funds 77

Small Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2011

	1 Year	3 Year	5 Year	10 Year
Class N	(6.95)%	15.43%	1.50%	6.28%
Class I	(6.68)	15.71	1.72	6.51
Russell 2000® Value	(5.50)	12.36	(1.87)	6.40

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

78 Annual Report	December 31, 2011

Small Cap Value Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Financials—32.7%
Alterra Capital Holdings, Ltd.†	140,895	$3,329
Bank of the Ozarks, Inc.	79,415	2,353
Berkshire Hills Bancorp, Inc.	106,405	2,361
BioMed Realty Trust, Inc.	189,540	3,427
Brandywine Realty Trust	300,930	2,859
CoBiz Financial, Inc.	463,025	2,672
*Eagle Bancorp, Inc.	192,362	2,797
Education Realty Trust, Inc.	281,850	2,883
Excel Trust, Inc.	211,490	2,538
First Potomac Realty Trust	224,037	2,924
FirstMerit Corporation	180,778	2,735
Hancock Holding Co.	102,850	3,288
Highwoods Properties, Inc.	89,785	2,664
LaSalle Hotel Properties	129,322	3,131
Meadowbrook Insurance Group, Inc.	272,054	2,906
Mid-America Apartment Communities, Inc.	33,865	2,118
*National Financial Partners Corporation	196,475	2,656
National Retail Properties, Inc.	107,665	2,840
Old National Bancorp	301,986	3,518
ProAssurance Corporation	39,250	3,133
Prosperity Bancshares, Inc.	69,850	2,818
*Safeguard Scientifics, Inc.	202,721	3,201
Sandy Spring Bancorp, Inc.	115,340	2,024
Susquehanna Bancshares, Inc.	299,440	2,509
The Hanover Insurance Group, Inc.	66,925	2,339
Webster Financial Corporation	152,010	3,100
*Western Alliance Bancorp	391,920	2,442

		75,565

Industrials—18.0%
Belden, Inc.	71,965	2,395
Brady Corporation	91,105	2,876
Cubic Corporation	55,295	2,410
EMCOR Group, Inc.	132,976	3,565
ESCO Technologies, Inc.	65,642	1,889
G&K Services, Inc.	97,543	2,840
*Hawaiian Holdings, Inc.	302,475	1,754
Interface, Inc.	154,820	1,787
John Bean Technologies Corporation	93,280	1,434
*Kadant, Inc.	112,454	2,543
Kaydon Corporation	88,995	2,714
*Moog, Inc.	74,085	3,255
*Northwest Pipe Co.	65,320	1,493
Quanex Building Products Corporation	148,290	2,227
Robbins & Myers, Inc.	65,375	3,174
TAL International Group, Inc.	87,495	2,519
*Tetra Tech, Inc.	129,035	2,786

		41,661

Consumer Discretionary—11.6%
*AFC Enterprises, Inc.	155,117	2,280
Chico’s FAS, Inc.	170,805	1,903
Core-Mark Holding Co., Inc.	49,450	1,958
Matthews International Corporation	71,565	2,249
Meredith Corporation	92,995	3,036
PEP Boys-Manny Moe & Jack	241,537	2,657
*Pinnacle Entertainment, Inc.	224,610	2,282
Regis Corporation	178,025	2,946
*The Children’s Place Retail Stores, Inc.	46,870	2,490
The Jones Group, Inc.	211,775	2,234
The Men’s Wearhouse, Inc.	88,100	2,856

		26,891

Common Stocks—(continued)
Information Technology—10.0%
ADTRAN, Inc.	97,635	$2,945
*Booz Allen Hamilton Holding Corporation	110,700	1,909
*Digital River, Inc.	109,040	1,638
Earthlink, Inc.	450,190	2,899
*Inphi Corporation	108,865	1,302
*Integrated Device Technology, Inc.	317,342	1,733
j2 Global, Inc.	77,295	2,175
*Monolithic Power Systems, Inc.	152,619	2,300
*Parametric Technology Corporation	129,320	2,361
*Silicon Laboratories, Inc.	55,350	2,403
*Ultra Clean Holdings	249,363	1,524

		23,189

Materials—6.3%
Minerals Technologies, Inc.	49,850	2,818
PolyOne Corporation	249,590	2,883
*RTI International Metals, Inc.	95,690	2,221
Sensient Technologies Corporation	92,710	3,514
Silgan Holdings, Inc.	79,475	3,071

		14,507

Utilities—6.1%
Chesapeake Utilities Corporation	44,290	1,920
Northwest Natural Gas Co.	44,695	2,142
Portland General Electric Co.	95,690	2,420
Southwest Gas Corporation	60,165	2,557
UIL Holdings Corporation	67,040	2,371
WGL Holdings, Inc.	59,935	2,650

		14,060

Energy—5.8%
Berry Petroleum Co.	48,383	2,033
*Bill Barrett Corporation	53,575	1,825
*Complete Production Services, Inc.	46,180	1,550
*Key Energy Services, Inc.	182,610	2,825
*Magnum Hunter Resources Corporation	374,636	2,019
*Newpark Resources, Inc.	208,850	1,984
*Northern Oil and Gas, Inc.	52,323	1,255

		13,491

Health Care—4.8%
*CONMED Corporation	97,465	2,502
*Greatbatch, Inc.	101,530	2,244
*Magellan Health Services, Inc.	64,975	3,214
*Mednax, Inc.	42,343	3,049

		11,009

Consumer Staples—2.6%
J&J Snack Foods Corporation	42,917	2,287
Spartan Stores, Inc.	201,460	3,727

		6,014

Telecommunication Services—0.8%
*tw telecom, Inc.	101,245	1,962

Total Common Stocks—98.7% (cost $218,781)		228,349

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 79

Small Cap Value Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/30/11, due 1/3/12, repurchase price $5,376, collateralized by U.S. Treasury Notes, 1.750%, due 01/31/14	$5,376	$5,376

Total Repurchase Agreement—2.3% (cost $5,376)		5,376

Total Investments—101.0% (cost $224,157)		233,725
Liabilities, plus cash and other assets—(1.0)%		(2,327)

Net assets—100.0%		$231,398

† U.S. listed foreign security

* Non-income producing securities

See accompanying Notes to Financial Statements.

80 Annual Report	December 31, 2011

Chad M. Kilmer

Mark T. Leslie

David S. Mitchell

MID CAP VALUE FUND

The Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Mid Cap Value Fund posted a 0.34% decrease on a total return basis (Class N Shares) during the 12 months ended December 31, 2011. By comparison, the Fund’s benchmark the Russell Midcap® Value Index, decreased 1.38%.

Market Review

The U.S. equity markets finished a volatile 2011 with a robust rally in the fourth quarter, bringing most large cap indices just into positive territory for the year and leaving most small cap indices just below breakeven. The Russell Midcap® Value Index was up 13.37% in the fourth quarter and -1.38% for the year overall. The William Blair Mid Cap Value Fund outperformed in the fourth quarter’s rapid ascent, and it outperformed its benchmark for the year overall.

The aforementioned volatility in 2011 was caused by the opposing forces of mostly positive U.S. economic data and corporate fundamentals compared to numerous concerns about the global economy and geo-political environment. During the first half of the year, investors mostly looked through Middle Eastern and North African uprisings and the Japanese natural disaster as corporate fundamentals remained robust. However, during the third quarter, the market corrected swiftly. This was driven primarily by the European sovereign debt crisis spreading more dramatically to larger Euro-zone countries beyond Greece. Domestically, political brinksmanship over the debt ceiling debate deteriorated investor and public sentiment about our leadership, contributing to the selloff as well. While the European sovereign debt crisis remained at the forefront of concerns throughout the fourth quarter, investor sentiment improved considerably as the focus moved instead to better-than-expected corporate earnings, employment, housing and industrial production reports late in the year.

From a style and sector perspective, the market environment was much different in the fourth quarter than it was for the year overall. Higher beta stocks did well in the fourth quarter but underperformed for the year. Some of the more cyclically-driven sectors outperformed in the fourth quarter (e.g., Energy +21.38%, Industrials +16.62%) while underperforming for the year overall (e.g., Industrials -8.50%, Energy -3.83%). On the other hand, the typically defensive Consumer Staples, Health Care and Utility sectors outperformed for the year while underperforming in the final quarter.

Portfolio Review

The Fund’s outperformance for the year is attributable to superior stock selection and a modest style benefit. Our more conservative investment approach (i.e. typical lower portfolio beta) was a positive as investors sought less market risk given overall market volatility. More importantly, stock selection across a variety of sectors boosted results above the benchmark. The largest source of this was Petrohawk Energy. VF Corporation and DISH Network Corporation, within Consumer Discretionary, along with Carpenter Technology Corporation and Airgas, Inc. (Materials) contributed to the outperformance. On the downside, Oshkosh and Southwest Airlines Co. (Industrials) and Xerox and Atmel Corporation (Information Technology) detracted from relative performance.

December 31, 2011	William Blair Funds 81

The strong stock selection that helped the portfolio outperform its benchmark for the year remained a positive during the fourth quarter. The two sectors that did not contribute to the quarter’s outperformance were Utilities and Energy, but examples of strong stock selection can be found even within the underperforming space; Pioneer Natural Resources Co. and SM Energy Co. both contributed to relative returns. A few of the positions that detracted from returns were The Hanover Insurance Group, Inc. and Discover Financial Services (Financials), Manpower, Inc. (Industrials), and ITC Holdings Corporation (Utilities).

Market Outlook

Looking forward, the improved economic data over the past few months increases the probability that the economic recovery is self-sustaining. The health of the global financial system due to European sovereign debt problems and the prospects for emerging market growth continue to be two of the largest macro-economic risks. In addition, 2012 will bring events such as the U.S. presidential election, austerity debates, potential standoffs with Iran and North Korea and other unforeseen events that will undoubtedly spur uncertainty in investor psyche. That said, the level of investor pessimism is already high, stock market valuations are reasonably attractive and earnings expectations for 2012 have been reduced over the past few months. All of these are often advantageous for prospective equity returns.

In the end, while we factor various economic scenarios into our stock picking, we focus our time on constructing the portfolio from a bottom-up perspective. As always, we remain focused on finding quality companies at discount prices and corporate transformation opportunities. We believe building a fund with these types of companies should produce solid investment results over the long term.

Contributors to Return (Fourth Quarter)

Pioneer Natural Resources Co. (PXD) is an independent oil and gas exploration and production company with current operations in the United States and South Africa. As third quarter earnings releases and subsequent data continue to show, the energy market, with the exception of dry gas, continues to improve. A large part of the Q3 sell-off was related to concern that Europe would send the world, and thus energy prices, into the abyss once more. After underperforming in the third quarter, the stock bounced back; while Europe is still in a state of flux, the market has become more positive relative to Energy as activity in oil-related and liquid-rich gas plays remains strong. The company had excellent results in both the Permian and Eagle Ford Basins which drove strong third quarter results. Subsequent data flow remained positive, and we maintained our position.

Newell Rubbermaid, Inc. (NWL) manufactures and markets branded consumer and commercial products in the areas of cleaning and organization, office products, and tools and hardware, to name a few. The company experienced a strong fourth quarter. The CEO, new as of July 2011, has an impressive background and we expect him to reinvigorate the company. A large restructuring was announced, along with an ongoing focus on cost cutting, a renewed focus on revenue growth and an emphasis on margin improvement. On top of the exciting new focus, Newell Rubbermaid, Inc. announced earnings for the third quarter that met expectations and guidance for the fourth quarter that was acceptable to investors. We continue to have a position in the stock.

Detractors from Return (Fourth Quarter)

The Hanover Insurance Group, Inc. (THG) underwrites commercial and personal property and casualty insurance coverage. The fourth quarter saw concerns related to the Chaucer acquisition although performance improved as investors got a better understanding of the

82 Annual Report	December 31, 2011

strategic purpose. Also, third quarter results were sub-par, primarily due to above average storm activity that failed for the most part to penetrate reinsurance coverage. We continue to hold a position in the stock

ITC Holdings Corporation (ITC) is a Midwest electricity transmission company that invests in the electric transmission grid to improve system reliability, expand access to markets, lower the overall cost of delivered energy and allow new generating resources to interconnect to its transmission systems. ITC Holdings Corporation underperformed its small-mid/mid cap utility peers during the fourth quarter in what appears to be some mean reversion in the utility space; there was no fundamental reason for the underperformance during the quarter. It is worth noting that ITC Holdings Corporation was one of the single best performing utility stocks during the volatile and negative returns of the third quarter; as the appetite to accept risk and beta came back during the fourth quarter, we saw a reversal from third quarter’s flight to quality amongst investors. There were some slight concerns during the quarter that ITC Holdings Corporation allowed returns on equity from the Federal Energy Commission to come into question because of the low interest rate environment and other regulated utilities having their allowed returns lowered, but the investment in transmission in our country is so crucial we find it hard to believe the regulators would try to lower the incentive to make America’s power grid infrastructure more reliable. We continue to hold our position.

December 31, 2011	William Blair Funds 83

Mid Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2011

	1 Yr	Since Inception(a)
Class N	(0.34)%	4.70%
Class I	(0.25)	4.94
Russell Midcap® Value Index	(1.38)	3.38
(a)	For the period May 3, 2010 (Commencement of Operations) to December 31, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Value Index consists of Midcap-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

84 Annual Report	December 31, 2011

Mid Cap Value Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Financials—30.3%
Alexandria Real Estate Equities, Inc.	885	$61
Allied World Assurance Co. Holdings, Ltd.†	655	41
American Campus Communities, Inc.	850	36
Ameriprise Financial, Inc.	1,780	88
Brandywine Realty Trust	6,345	60
Discover Financial Services	4,500	108
Duke Realty Corporation	3,790	46
East West Bancorp, Inc.	3,125	62
Equity Residential	795	45
Fifth Third Bancorp	9,505	121
*Forest City Enterprises, Inc. Class “A”	4,235	50
Hancock Holding Co.	1,855	59
Host Hotels & Resorts, Inc.	3,755	55
New York Community Bancorp, Inc.	4,015	50
PartnerRe, Ltd.†	740	48
People’s United Financial, Inc.	7,340	94
Realty Income Corporation	1,950	68
SL Green Realty Corporation	905	60
The Hanover Insurance Group, Inc.	1,295	45
Unum Group	3,250	69
Validus Holdings, Ltd.†	2,055	65
Ventas, Inc.	970	54

		1,385

Industrials—13.0%
Cintas Corporation	1,765	61
Eaton Corporation	1,750	76
Hubbell, Inc. Class “B”	1,055	71
Manpower, Inc.	1,410	50
Pall Corporation	1,130	65
Parker Hannifin Corporation	995	76
Republic Services, Inc.	1,605	44
Rockwell Automation, Inc.	765	56
Rockwell Collins, Inc.	1,025	57
Snap-On, Inc.	760	39

		595

Consumer Discretionary—12.2%
Autoliv, Inc.	640	34
*Bed Bath & Beyond, Inc.	740	43
Chico’s FAS, Inc.	3,455	38
DISH Network Corporation	1,950	56
Genuine Parts Co.	920	56
H&R Block, Inc.	1,440	24
International Game Technology	2,855	49
Newell Rubbermaid, Inc.	4,875	79
Staples, Inc.	3,780	52
VF Corporation	505	64
Wyndham Worldwide Corporation	1,630	62

		557

Utilities—11.3%
American Water Works Co., Inc.	1,950	62
DTE Energy Co.	1,415	77
ITC Holdings Corporation	675	51

Common Stocks—(continued)
Utilities—(continued)
Northeast Utilities	2,025	$73
PPL Corporation	3,100	91
Wisconsin Energy Corporation	2,130	75
Xcel Energy, Inc.	3,140	87

		516

Energy—6.6%
Consol Energy, Inc.	1,330	49
Patterson-UTI Energy, Inc.	2,095	42
Pioneer Natural Resources Co.	770	69
*Rowan Cos., Inc.	1,605	48
SM Energy Co.	930	68
Valero Energy Corporation	1,370	29

		305

Information Technology—6.5%
*Atmel Corporation	5,050	41
*Ingram Micro, Inc. Class “A”	3,380	62
TE Connectivity, Ltd.†	2,295	71
VeriSign, Inc.	1,350	48
Xerox Corporation	9,710	77

		299

Consumer Staples—6.3%
ConAgra Foods, Inc.	2,985	79
Corn Products International, Inc.	1,230	65
HJ Heinz Co.	1,560	84
The Kroger Co.	2,455	59

		287

Health Care—5.9%
CIGNA Corporation	1,650	69
Hill-Rom Holdings, Inc.	1,900	64
*Laboratory Corporation of America Holdings	760	65
*Mettler-Toledo International, Inc.†	480	71

		269

Materials—5.9%
Airgas, Inc.	795	62
Carpenter Technology Corporation	965	50
FMC Corporation	715	61
Sonoco Products Co.	1,795	59
Steel Dynamics, Inc.	2,810	37

		269

Telecommunication Services—0.8%
*tw telecom, Inc.	1,910	37

Total Common Stocks—98.8% (cost $4,421)		4,519

Total Investments—98.8% (cost $4,421)		4,519
Cash and other assets, less liabilities—1.2%		54

Net assets—100.0%		$4,573

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 85

† U.S. listed foreign security

*Non-income producing securities

Chad M. Kilmer

Mark T. Leslie

David S. Mitchell

SMALL-MID CAP VALUE FUND

The Small-Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

We are pleased to have the Small-Mid Cap Value Fund become one of the newest additions to the William Blair Fund Family and would like to thank the shareholders for investing with us.

We are enthusiastic about the opportunities available to us as the portfolio managers of the Small-Mid Cap Value Fund. We believe the key to successful investing is striking a balance between attractive valuations and solid fundamentals. We look for this balance in two separate ways: quality companies at discount prices and corporate transformation opportunities. Critical to our long-term investment success is controlling stock-specific downside risk, and the consistent application of this philosophy.

The Small-Mid Cap Value Fund commenced operations on December 15, 2011. Through the two-week period ended December 31, 2011, the Fund posted an increase of 4.50% (Class N Shares). By comparison, the Fund’s benchmark, the Russell 2500® Value Index, gained 4.20% for this very short time period.

Portfolio Review

The Fund’s outperformance for the period is attributable to superior stock selection across a variety of sectors.

Market Outlook

Looking forward, the improved economic data over the past few months increases the probability that the economic recovery is self-sustaining. The health of the global financial system due to European sovereign debt problems and the prospects for emerging market growth continue to be two of the largest macro-economic risks. In addition, 2012 will bring events such as the US presidential election, austerity debates, potential standoffs with Iran and North Korea and other unforeseen events that will undoubtedly spur uncertainty in investor psyche. That said, the level of investor pessimism is already high, stock market valuations are reasonably attractive and earnings expectations for 2012 have been reduced over the past few months. All of these are often advantageous for prospective equity returns.

In the end, while we factor various economic scenarios into our stock picking, we focus our time on constructing the portfolio from a bottom-up perspective. As always, we remain focused on finding quality companies at discount prices and corporate transformation opportunities. We believe building a fund with these types of companies should produce solid investment results over the long term.

86 Annual Report	December 31, 2011

Small-Mid Cap Value Fund

Performance Highlights (Unaudited)

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Russell 2500® Value Index consists of Midcap-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

Average Annual Total Return at 12/31/2011

Since Inception(a)
Class N	4.50%
Class I	4.50
Russell 2500® Value Index	4.20
(a)	For the period from December 15, 2011 (Commencement of Operations) to December 31, 2011.

December 31, 2011	William Blair Funds 87

Small-Mid Cap Value Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Financials—29.0%
Alexandria Real Estate Equities, Inc.	310	$21
Allied World Assurance Co. Holdings, Ltd.	215	14
Alterra Capital Holdings, Ltd.	900	21
Bank of the Ozarks, Inc.	555	16
BioMed Realty Trust, Inc.	1,345	24
Brandywine Realty Trust	2,335	22
Duke Realty Corporation	930	11
East West Bancorp, Inc.	905	18
Education Realty Trust, Inc.	1,935	20
First Potomac Realty Trust	1,265	17
FirstMerit Corporation	1,400	21
Hancock Holding Co.	870	28
Highwoods Properties, Inc.	645	19
LaSalle Hotel Properties	965	23
Meadowbrook Insurance Group, Inc.	1,810	19
Mid-America Apartment Communities, Inc.	305	19
*National Financial Partners Corporation	1,420	19
National Retail Properties, Inc.	875	23
New York Community Bancorp, Inc.	1,860	23
Old National Bancorp	2,195	26
People’s United Financial, Inc.	2,625	33
ProAssurance Corporation	300	24
Prosperity Bancshares, Inc.	525	21
Realty Income Corporation	510	18
SL Green Realty Corporation	415	28
Susquehanna Bancshares, Inc.	2,085	17
The Hanover Insurance Group, Inc.	375	13
Unum Group	740	16
Validus Holdings, Ltd.	810	26
Webster Financial Corporation	1,205	25

		625

Industrials—16.6%
Belden, Inc.	555	19
Brady Corporation	680	21
Cubic Corporation	370	16
EMCOR Group, Inc.	985	26
ESCO Technologies, Inc.	415	12
G&K Services, Inc.	635	19
*Hawaiian Holdings, Inc.	1,850	11
Hubbell, Inc. Class “B”	470	31
Interface, Inc.	1,405	16
Kaydon Corporation	600	18
Manpower, Inc.	440	16
*Moog, Inc.	615	27
Pall Corporation	520	30
Quanex Building Products Corporation	1,225	18
Robbins & Myers, Inc.	470	23
Snap-On, Inc.	330	17
TAL International Group, Inc.	510	15
*Tetra Tech, Inc.	1,040	22

		357

Consumer Discretionary—13.5%
Autoliv, Inc.	350	19
Chico’s FAS, Inc.	1,400	16
Core-Mark Holding Co., Inc.	270	11
Genuine Parts Co.	285	17
H&R Block, Inc.	710	12
International Game Technology	1,280	22

Issuer	Shares	Value

Common Stocks—(continued)
Consumer Discretionary—(continued)
Matthews International Corporation	490	$15
Meredith Corporation	720	23
Newell Rubbermaid, Inc.	1,390	22
PEP Boys-Manny Moe & Jack	1,800	20
*Pinnacle Entertainment, Inc.	1,625	17
Regis Corporation	1,200	20
*The Children’s Place Retail Stores, Inc.	380	20
The Jones Group, Inc.	1,175	12
The Men’s Wearhouse, Inc.	700	23
Wyndham Worldwide Corporation	600	23

		292

Information Technology—9.1%
ADTRAN, Inc.	675	20
*Atmel Corporation	1,500	12
*Booz Allen Hamilton Holding Corporation	1,000	17
*Digital River, Inc.	755	11
Earthlink, Inc.	3,220	21
*Ingram Micro, Inc. Class “A”	1,560	29
*Integrated Device Technology, Inc.	2,650	15
j2 Global Communications, Inc.	600	17
*Monolithic Power Systems, Inc.	1,200	18
*Parametric Technology Corporation	1,045	19
VeriSign, Inc.	475	17

		196

Utilities—8.6%
American Water Works Co., Inc.	795	25
ITC Holdings Corporation	235	18
Northeast Utilities	755	27
Northwest Natural Gas Co.	370	18
Portland General Electric Co.	835	21
Southwest Gas Corporation	450	19
UIL Holdings Corporation	525	19
WGL Holdings, Inc.	460	20
Wisconsin Energy Corporation	480	17

		184

Materials—7.2%
Airgas, Inc.	250	19
Carpenter Technology Corporation	270	14
FMC Corporation	230	20
Minerals Technologies, Inc.	265	15
PolyOne Corporation	1,210	14
*RTI International Metals, Inc.	505	12
Sensient Technologies Corporation	420	16
Silgan Holdings, Inc.	485	19
Sonoco Products Co.	525	17
Steel Dynamics, Inc.	770	10

		156

Energy—5.6%
Berry Petroleum Co.	210	9
*Bill Barrett Corporation	330	11
*Complete Production Services, Inc.	170	6
Consol Energy, Inc.	400	15
*Key Energy Services, Inc.	840	13
*Newpark Resources, Inc.	1,265	12
*Northern Oil and Gas, Inc.	385	9
Patterson-UTI Energy, Inc.	665	13

See accompanying Notes to Financial Statements.

88 Annual Report	December 31, 2011

Small-Mid Cap Value Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)
Energy—(continued)
*Rowan Cos., Inc.	520	$16
SM Energy Co.	225	16

		120

Health Care—5.1%
*CONMED Corporation	460	12
*Greatbatch, Inc.	515	11
Hill-Rom Holdings, Inc.	625	21
*Magellan Health Services, Inc.	400	20
*Mednax, Inc.	365	26
*Mettler-Toledo International, Inc.	135	20

		110

Consumer Staples—3.0%
Corn Products International, Inc.	540	29
J&J Snack Foods Corporation	250	13
Spartan Stores, Inc.	1,200	22

		64

Telecommunication Services—0.8%
*tw telecom, Inc.	930	18

Total Common Stocks—98.5% (cost $2,028)		2,122

Total Investments—98.5% (cost $2,028)		2,122
Cash and other assets, less liabilities—1.5%		34

Net assets—100.0%		$2,156

*Non-income producing securities

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 89

Fixed Income Markets Overview

Summary

In many ways, 2011 brought back some painful memories of 2008. Global stock markets experienced significant volatility, U.S. fixed income assets benefitted from a tremendous flight-to-quality with rates reaching record lows, and segments of the bond market suffered from diminished liquidity. U.S. stocks finished the year positive on the strength of a strong rally during the fourth quarter. Non-U.S. stocks lagged U.S. stocks during the fourth quarter and calendar year 2011.

The European debt crisis took center stage, with the market concentrated on how European policymakers might act to mitigate the precarious fiscal finances of Greece, Italy, and, to a lesser extent, Portugal and Spain. The crisis impacted financial institutions around the globe, with European financial institutions particularly hard-hit due to its holdings of European sovereign debt.

In other parts of the globe, the Japanese earthquake and tsunami had a significant but short-lived impact on the global supply chain during the second quarter, and several Middle East and North African countries experienced violent overthrows of repressive political regimes.

The U.S. faced issues of its own in 2011. Politicians scrambled to a last-hour resolution to increase the debt ceiling in July. In August, Standard & Poor’s downgraded the U.S.’s long-term debt rating to AA+. Economic reports revealed that U.S. growth was stagnant, with notable weaknesses in the labor and housing markets.

The Federal Open Market Committee (FOMC) responded to these challenges with unconventional monetary easing policies. At its August 9 meeting, the FOMC pledged to keep interest rates at lower levels for an extended period of time, stating that conditions “warrant exceptionally low levels for the federal funds rate at least through mid-2013.” The FOMC announced “Operation Twist” at its September 21 meeting, in which it will sell short-term securities and purchase long-term securities. It will also reinvest principal payments into agency mortgage-backed securities to help stimulate the mortgage market.

Dollar-denominated fixed income assets were strong performers in this environment as declining interest rates buoyed returns. The 10-year Treasury note yielded 1.88% at year-end, 4 basis points lower for the quarter and 137 basis points lower for the year. Corporate bonds and mortgage-backed securities gained but lagged Treasuries. TIPS outperformed nominal Treasuries.

Outlook

We believe that the threat of any rapid rise in interest rates is subdued. The FOMC’s stance towards monetary policy has become increasingly accommodative due to concerns over the slow pace of economic growth and job growth.

We expect economic growth to be low, with continued high levels of unemployment and a depressed real estate market constraining growth. However, we do not believe that the economy is at risk of a “double dip” recession in the near term.

Even with the increase in capital market volatility, corporate bond issuance has been steady, albeit at slightly higher new issue concessions (risk premiums) offered by issuers. The wider spreads offered in the market have been partially offset by Treasury yields near historic lows. In addition to wider spreads, we have seen bid/ask spreads widen marginally, but far from the levels experienced in 2008. This is indicative of reduced risk taking by dealers.

We believe that spread sectors are poised to lead the market. Risk premiums across all spreads sectors have moved significantly higher in recent months but not approaching the historically cheap levels experienced in prior years. These valuations, coupled with the strength of corporate balance sheets, make us bullish on spread product relative to Treasuries.

90 Annual Report	December 31, 2011

Christopher T. Vincent

Paul J. Sularz

BOND FUND

The Bond Fund seeks to outperform the Barclays Capital U.S. Aggregate Bond Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Bond Fund posted a 7.41% increase on a total return basis (Class N Shares) for the 12 months ended December 31, 2011. By comparison, the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, gained 7.84%.

The Bond Fund posted positive performance results in both the fourth quarter and for 2011, in spite of what could be considered headwinds to our style of investing. The Fund outperformed its Barclays Capital U.S. Aggregate Bond Index benchmark during the fourth quarter and slightly underperformed it for the year.

During the fourth quarter, security selection was the main driver of Fund performance. Performance was exceptionally strong among the Fund’s corporate bond holdings and mortgage-backed securities. Among the corporate bonds, selection was strong among the Fund’s financial and industrial holdings. A modest allocation to high yield corporate bonds was additive to performance. Our Mortgage positions experienced slower-than-forecasted prepayment speeds, earned incremental yield over Treasuries, and impacted results favorably.

During 2011, the Fund trailed its benchmark, as sector positioning detracted from performance and overwhelmed the positive effect from security selection. The Fund’s underweight allocation to Treasuries and subsequent overweight allocations to corporate and mortgage-backed securities detracted over the year, as Treasuries were the best-performing sector and risk spreads widened. However, the Fund experienced strong security selection within its corporate and mortgage-backed securities. The same themes that drove security selection results during the fourth quarter impacted the year’s performance favorably.

The portfolio’s duration currently exceeds that of the benchmark. We believe that interest rates will remain range-bound at lower levels over the next year and a half, as the Federal Open Market Committee (FOMC) stated after its August 9th meeting that current conditions “warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

We are overweight agency mortgage-backed securities. We seek pools with better-than-market convexity characteristics through favoring pools with above-market coupon rates comprised of either low loan balances or seasoned pools and avoiding the generic, current-coupon pools that dominate the Mortgage Index. We view specified pool mortgage-backed securities as a cheap alternative to agency debentures (to which we are underweight).

We are overweight investment-grade corporate bonds, as we believe the sector continues to offer good relative value. Within the sector, we are overweight Industrials and Financials. We emphasize companies with positive free cash flow and strong and experienced management teams. We believe that certain names in the financial sector offer value, and we are encouraged by the improvement of balance sheets within the sector despite the regulatory issues facing the industry.

We hold an allocation to high yield bonds near the Fund’s maximum portfolio weight of 10%. We emphasize higher quality (BB- and B-rated) industrial issuers.

We hold an allocation to TIPS (Treasury Inflation-Protected Securities), as we find its embedded option on unexpected inflation to be an appealing feature versus owning nominal Treasury notes.

December 31, 2011	William Blair Funds 91

Bond Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2011

	1 Year	3 Year	Since Inception(a)
Class N	7.41%	8.78%	6.68%
Class I	7.62	8.96	6.83
Barclays Capital U.S. Aggregate Bond Index	7.84	6.77	6.52
(a)	For the period from May 1, 2007 (Commencement of Operations) to December 31, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays Capital U.S. Aggregate Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2011. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

92 Annual Report	December 31, 2011

Bond Fund

Portfolio of Investments, December 31, 2011 (all amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—44.3%
U.S. Treasury Inflation Indexed Notes/Bonds—8.4%
U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17	$5,614	$6,517
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	8,264	12,878

Total U.S. Treasury Inflation Indexed Notes/Bonds		19,395

U.S. Treasury—0.3%
U.S. Treasury Bond, 3.875%, due 8/15/40	500	599

Government National Mortgage Association (GNMA)—3.8%
GNR 2004-2 M5, 4.891%, due 7/16/34	125	140
GNR 2006-67 GB, 4.617%, due 9/16/34, VRN	1,590	1,686
#699118, 6.000%, due 9/15/38	6,152	7,023

Total GNMA Mortgage Obligations		8,849

Federal Home Loan Mortgage Corp. (FHLMC)—8.8%
#G90024, 7.000%, due 1/20/13	11	12
#G30093, 7.000%, due 12/1/17	29	33
#J14232, 3.500%, due 1/1/21	1,527	1,595
#G30255, 7.000%, due 7/1/21	61	70
#G12792, 4.500%, due 12/1/21	323	344
#D95897, 5.500%, due 3/1/23	174	190
#J16051, 4.500%, due 7/1/26	1,439	1,554
#G01728, 7.500%, due 7/1/32	301	360
#C01385, 6.500%, due 8/1/32	313	356
#C01623, 5.500%, due 9/1/33	485	528
#A15039, 5.500%, due 10/1/33	7	8
#G02141, 6.000%, due 3/1/36	1,683	1,880
#A62179, 6.000%, due 6/1/37	902	1,007
#A63539, 6.000%, due 7/1/37	1,142	1,275
#A62858, 6.500%, due 7/1/37	585	658
#G03170, 6.500%, due 8/1/37	1,494	1,679
#A66843, 6.500%, due 10/1/37	2,098	2,380
#A78138, 5.500%, due 6/1/38	1,196	1,327
#A81799, 6.500%, due 9/1/38	2,561	2,905
#C03665, 9.000%, due 4/1/41	1,786	2,183

Total FHLMC Mortgage Obligations		20,344

Federal National Mortgage Association (FNMA)—23.0%
#535559, 7.500%, due 9/1/12	8	8
#689612, 5.000%, due 5/1/18	314	342
#695910, 5.000%, due 5/1/18	646	705
#747903, 4.500%, due 6/1/19	271	290
#745735, 5.000%, due 3/1/21	702	762
#253847, 6.000%, due 5/1/21	188	207
#900725, 6.000%, due 8/1/21	162	176
#AA2924, 4.500%, due 4/1/24	1,059	1,150
#890329, 4.000%, due 4/1/26	558	598
#AI9811, 4.500%, due 8/1/26	582	632
#AH9564, 3.500%, due 9/1/26	1,174	1,243
#545437, 7.000%, due 2/1/32	158	184

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

U.S. Government and U.S. Government Agency—44.3%—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#545759, 6.500%, due 7/1/32		$1,701	$1,932
#684601, 6.000%, due 3/1/33		1,684	1,886
#555430, 5.000%, due 5/1/33		852	922
#708993, 5.000%, due 6/1/33		98	108
#254868, 5.000%, due 9/1/33		695	752
#739243, 6.000%, due 9/1/33		1,745	1,954
#739331, 6.000%, due 9/1/33		824	923
#555800, 5.500%, due 10/1/33		290	317
#555876, 5.500%, due 10/1/33		69	75
#725027, 5.000%, due 11/1/33		567	613
#555880, 5.500%, due 11/1/33		386	422
#555946, 5.500%, due 11/1/33		707	788
#756153, 5.500%, due 11/1/33		1,899	2,101
#725205, 5.000%, due 3/1/34		3,378	3,653
#725232, 5.000%, due 3/1/34		3,404	3,681
#725238, 5.000%, due 3/1/34		1,260	1,363
#725249, 5.000%, due 3/1/34		287	310
#763798, 5.500%, due 3/1/34		388	430
#725611, 5.500%, due 6/1/34		395	432
#786546, 6.000%, due 7/1/34		802	896
#787816, 6.000%, due 7/1/34		818	916
#190353, 5.000%, due 8/1/34		396	428
#794474, 6.000%, due 10/1/34		174	193
#745092, 6.500%, due 7/1/35		1,154	1,311
#357944, 6.000%, due 9/1/35		102	113
#829306, 6.000%, due 9/1/35		292	326
#843487, 6.000%, due 10/1/35		242	272
#849191, 6.000%, due 1/1/36		453	506
#848782, 6.500%, due 1/1/36		759	856
#745349, 6.500%, due 2/1/36		984	1,111
#895637, 6.500%, due 5/1/36		399	450
#831540, 6.000%, due 6/1/36		164	182
#745802, 6.000%, due 7/1/36		554	620
#886220, 6.000%, due 7/1/36		1,166	1,306
#893318, 6.500%, due 8/1/36		210	236
#909480, 6.000%, due 2/1/37		1,174	1,311
#938440, 6.000%, due 7/1/37		565	627
#928561, 6.000%, due 8/1/37		646	724
#948689, 6.000%, due 8/1/37		1,418	1,573
#946646, 6.000%, due 9/1/37		343	383
#888967, 6.000%, due 12/1/37		2,035	2,280
#962058, 6.500%, due 3/1/38		3,968	4,490
#934006, 6.500%, due 9/1/38		1,439	1,628
#986856, 6.500%, due 9/1/38		902	1,012
#991911, 7.000%, due 11/1/38		660	754

Total FNMA Mortgage Obligations			53,463

Non-Agency Mortgage-Backed Obligations—0.2%
First Plus Home Loan Trust, 1997-4, Tranche M1, 7.640%, 9/11/23§**	D	199	167
First Horizon Asset Securities, Inc., 2004-AR4, Tranche 3A1, 2.712%, 8/25/34, VRN	AAA	387	329

Total Non-Agency Mortgage-Backed Obligations			496

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 93

Bond Fund

Portfolio of Investments, December 31, 2011 (all amounts in thousands)

Issuer	NRSRO Rating (unaudited)		Principal Amount	Value

Asset-Backed Securities—3.5%
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-1A, Tranche A, 9.310%, 10/20/13	Aa1		$2,000	$2,083
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A1, 4.260%, 3/25/14	Aaa		2,230	2,283
Centre Point Funding LLC—144A, 2010-1A, Tranche 1, 5.430%, 7/20/16	A2		2,309	2,418
Sierra Receivables Funding Co. LLC—144A, 2011-1A, Tranche A, 3.350%, 4/20/26	A		1,259	1,233

Total Asset-Backed Securities				8,017

Corporate Obligations—48.9%
Bank of America Corporation, 7.375%, due 5/15/14	A		1,000	1,037
D.R. Horton, Inc., 5.625%, due 9/15/14	BB		1,535	1,581
Corporation Nacional del Cobre de Chile—144A, 4.750%, due 10/15/14	A1		1,350	1,448
Yum! Brands, Inc., 6.250%, due 4/15/16	BBB		1,050	1,214
SUPERVALU, Inc., 8.000%, due 5/1/16	B	+	1,500	1,549
Owens-Brockway Glass Container, Inc., 7.375%, due 5/15/16	BB	+	1,250	1,369
Fiserv, Inc., 3.125%, due 6/15/16	Baa2		1,825	1,858
SABMiller plc—144A, 6.500%, due 7/1/16	BBB	+	700	818
Petrobras International Finance Co., 6.125%, due 10/6/16	A3		1,350	1,497
Comcast Corporation, 6.500%, due 1/15/17	BBB	+	350	412
Corrections Corporation of America, 7.750%, due 6/1/17	Ba1		1,250	1,356
ERP Operating L.P., 5.750%, due 6/15/17	BBB	+	2,000	2,217
JPMorgan Chase & Co., 6.125%, due 6/27/17	A1		600	659
Smithfield Foods, Inc., 7.750%, due 7/1/17	BB-		1,500	1,642
American Express Co., 6.150%, due 8/28/17	A	+	2,000	2,287
Capital One Financial Corporation, 6.750%, due 9/15/17	A-		1,775	1,989
Exelon Generation Co. LLC, 6.200%, due 10/1/17	A3		1,100	1,263
Toll Brothers Finance Corporation, 8.910%, due 10/15/17	BBB-		1,000	1,152
Motorola Solutions, Inc., 6.000%, due 11/15/17	BBB		2,000	2,242
Triumph Group, Inc., 8.000%, due 11/15/17	B	+	1,500	1,597
Union Pacific Corporation, 5.750%, due 11/15/17	BBB	+	600	710
Wells Fargo & Co., 5.625%, due 12/11/17	AA-		1,000	1,140

Corporate Obligations—48.9%—(continued)
Kohl’s Corporation, 6.250%, due 12/15/17	BBB	+	$1,000	$1,191
American Tower Corporation, 4.500%, due 1/15/18	Baa3		1,150	1,170
Morgan Stanley, 6.625%, due 4/1/18	A2		2,000	1,975
General Electric Capital Corporation, 5.625%, due 5/1/18	AA	+	1,250	1,400
Simon Property Group L.P., 6.125%, due 5/30/18	A-		1,750	2,009
Time Warner Cable, Inc., 6.750%, due 7/1/18	BBB		1,000	1,188
Petrohawk Energy Corporation, 7.250%, due 8/15/18	A		1,000	1,125
Merrill Lynch & Co., Inc., 6.875%, due 11/15/18	A		1,075	1,036
Anheuser-Busch InBev Worldwide, Inc., 7.750%, due 1/15/19	A-		1,400	1,813
CSX Corporation, 7.375%, due 2/1/19	BBB		800	997
BHP Billiton Finance USA, Ltd., 6.500%, due 4/1/19	A	+	1,300	1,606
Owens Corning, 9.000%, due 6/15/19	BBB-		1,000	1,193
Discovery Communications LLC, 5.625%, due 8/15/19	BBB		500	569
Roper Industries, Inc., 6.250%, due 9/1/19	Baa2		1,800	2,127
Republic Services, Inc., 5.500%, due 9/15/19	BBB		1,650	1,904
Boston Properties L.P., 5.875%, due 10/15/19	A-		1,500	1,689
Crown Castle International Corporation, 7.125%, due 11/1/19	BB-		1,500	1,620
Toll Brothers Finance Corporation, 6.750%, due 11/1/19	BBB-		500	526
Ford Motor Credit Co. LLC, 8.125%, due 1/15/20	BB	+	2,000	2,354
Jarden Corporation, 7.500%, due 1/15/20	B		1,500	1,597
Johnson Controls, Inc., 5.000%, due 3/30/20	BBB	+	1,625	1,808
The Goldman Sachs Group, Inc., 6.000%, due 6/15/20	A1		1,800	1,844
Commonwealth Edison Co., 4.000%, due 8/1/20	A-		1,000	1,077
Citigroup, Inc., 5.375%, due 8/9/20	A		2,000	2,057
Alcoa, Inc., 6.150%, due 8/15/20	BBB-		2,000	2,078
Omnicom Group, Inc., 4.450%, due 8/15/20	BBB	+	2,000	2,062
The Goodyear Tire & Rubber Co., 8.250%, due 8/15/20	B	+	1,500	1,635
BE Aerospace, Inc., 6.875%, due 10/1/20	BB		1,500	1,635
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	A-		1,500	1,661

See accompanying Notes to Financial Statements.

94 Annual Report	December 31, 2011

Bond Fund

Portfolio of Investments, December 31, 2011 (all amounts in thousands)

Issuer	NRSRO Rating (unaudited)		Principal Amount	Value

Corporate Obligations—48.9%—(continued)
Progress Energy, Inc., 4.400%, due 1/15/21	BBB		$1,625	$1,791
L-3 Communications Corporation, 4.950%, due 2/15/21	BBB-		2,355	2,334
Wyndham Worldwide Corporation, 5.625%, due 3/1/21	BBB-		1,000	1,033
Ball Corporation, 5.750%, due 5/15/21	BB	+	1,500	1,571
Energizer Holdings, Inc.—144A, 4.700%, due 5/19/21	BBB-		2,000	2,105
Discovery Communications LLC, 4.375%, due 6/15/21	BBB		1,000	1,056
Praxair, Inc., 3.000%, due 9/1/21	A		2,000	2,047
O’Reilly Automotive, Inc., 4.625%, due 9/15/21	BBB-		2,200	2,307
FUEL Trust—144A, 3.984%, due 12/15/22	Baa2		2,000	2,000
The Kroger Co., 8.000%, due 9/15/29	BBB		425	583
Conoco Funding Co., 7.250%, due 10/15/31	A1		400	555
Kohl’s Corporation, 6.000%, due 1/15/33	BBB	+	1,000	1,116
Wisconsin Electric Power Co., 5.700%, due 12/1/36	A	+	500	646
Comcast Corporation, 6.450%, due 3/15/37	BBB	+	650	788
Yum! Brands, Inc., 6.875%, due 11/15/37	BBB		600	766
JPMorgan Chase & Co., 6.400%, due 5/15/38	Aa3		1,400	1,625
COX Communications, Inc.—144A, 6.950%, due 6/1/38	BBB		350	400
General Electric Capital Corporation, 6.875%, due 1/10/39	AA	+	750	898

Corporate Obligations—48.9%—(continued)
Abbott Laboratories, 6.000%, due 4/1/39	AA		$2,200	$2,795
Burlington Northern Santa Fe LLC, 5.750%, due 5/1/40	A3		1,515	1,813
Illinois Tool Works, Inc.—144A, 4.875%, due 9/15/41	A	+	850	967
Union Pacific Corporation, 4.750%, due 9/15/41	BBB	+	1,400	1,525
Aristotle Holding, Inc.—144A, 6.125%, due 11/15/41	BBB	+	2,450	2,649
Philip Morris International, Inc., 4.375%, due 11/15/41	A		2,000	2,079
Gilead Sciences, Inc., 5.650%, due 12/1/41	A-		750	830
CSX Corporation, 4.750%, due 5/30/42	BBB		1,200	1,238

Total Corporate Obligations				113,500

Total Long-Term Investments—96.9% (cost $211,270)				224,663

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/30/11, due 1/3/12, repurchase price $564, collateralized by FHLMC, 3.150%, due 10/28/20	Aaa		564	564

Total Repurchase Agreement—0.2% (cost $564)				564

Total Investments—97.1% (cost $211,834)				225,227
Cash and other assets, less liabilities—2.9%				6,789

Net assets—100.0%				$232,016

GNR Government National Mortgage Association

NRSRO Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

VRN Variable Rate Note

§ Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.07% of the Fund’s net assets at December 31, 2011.

** Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.07% of the Fund’s net assets at December 31, 2011.

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 95

Christopher T. Vincent

INCOME FUND

The Income Fund seeks a high level of current income with relative stability of principal.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The Income Fund posted a 5.21% increase on a total return basis (Class N Shares) for the 12 months ended December 31, 2011. By comparison, the Fund’s benchmark, the Barclays Capital Intermediate Government/Credit Bond Index, gained 5.80%.

The Income Fund posted positive performance results in both the fourth quarter and for 2011, in spite of what could be considered headwinds to our style of investing. Security selection was the main driver of Fund performance.

The Fund outperformed its Barclays Capital Intermediate Government/Credit Bond Index benchmark during the fourth quarter and slightly underperformed it for the year. The Fund’s underweight allocation to Treasuries and subsequent overweight allocations to corporate and mortgage-backed securities detracted somewhat from performance in the third quarter, as Treasuries were the best-performing sector and risk spreads widened. Our modest allocation to high yield corporate bonds also hindered results.

However this strategy served the Fund well in the fourth quarter. The Fund also was underweight sectors of the Corporate Bond market that were the weakest performers, such as Financials. In addition, the Corporate Bonds that we held outperformed, including banks, REITS and Industrials.

Our Mortgage positions experienced slower-than-forecasted prepayment speeds, earned incremental yield over Treasuries, and impacted results favorably.

We are positioned slightly overweight on interest rates with the portfolio’s duration exceeding that of the benchmark. We believe that interest rates will remain range-bound at lower levels over the next year and a half, as the FOMC stated after its August 9th meeting that current conditions “warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

We are overweight agency Mortgage-backed securities. We seek pools with better-than-market convexity characteristics through favoring pools with above-market coupon rates comprised of either low loan balances or seasoned pools and avoiding the generic, current-coupon pools that dominate the Mortgage Index. We view specified pool Mortgage-backed securities as a cheap alternative to agency debentures (to which we are underweight).

We are overweight investment-grade corporate bonds, as we believe the sector continues to offer good relative value. Within the sector, we are overweight Industrials and Financials. We emphasize companies with positive free cash flow and strong and experienced management teams. We believe that certain names in the financial sector offer value, and we are encouraged by the improvement of balance sheets within the sector despite the regulatory issues facing the industry.

We hold an allocation to TIPS (Treasury Inflation-Protected Securities), as we find its embedded option on unexpected inflation to be an appealing feature versus owning nominal Treasury notes.

96 Annual Report	December 31, 2011

Income Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2011

	1 Year	3 Year	5 Year	10 Year
Class N	5.21%	7.02%	3.86%	3.94%
Class I	5.46	7.21	4.07	4.11
Barclays Capital Intermediate Government/Credit Bond Index	5.80	5.65	5.88	5.20

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays Capital Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2011. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

December 31, 2011	William Blair Funds 97

Income Fund

Portfolio of Investments, December 31, 2011 (all amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—49.6%
U.S. Treasury Inflation Indexed Notes/Bonds—4.1%
U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17	$3,930	$4,562

U.S. Treasury—3.8%
U.S. Treasury Note, 3.125%, due 5/15/19	500	561
U.S. Treasury Note, 2.625%, due 8/15/20	2,500	2,696
U.S. Treasury Strip Principal, 0.000%, due 5/15/20	1,185	1,031

Total U.S. Treasury Obligations		4,288

Government National Mortgage Association (GNMA)—0.2%
#780405, 9.500%, due 11/15/17	114	122
#357322, 7.000%, due 9/15/23	75	87

Total GNMA Mortgage Obligations		209

Federal Home Loan Mortgage Corp. (FHLMC)—13.7%
#G10708, 6.500%, due 8/1/12	3	3
#E72924, 7.000%, due 10/1/13	143	145
#E81703, 7.000%, due 5/1/15	193	201
#E81697, 8.000%, due 5/1/15	448	482
#E81908, 8.500%, due 12/1/15	31	32
#J02184, 8.000%, due 4/1/16	298	318
#G90022, 8.000%, due 9/17/16	156	166
#M30028, 5.500%, due 5/1/17	24	24
#E90398, 7.000%, due 5/1/17	470	511
#E96536, 5.000%, due 3/1/18	506	545
#E97112, 4.000%, due 5/1/18	245	262
#B13459, 4.500%, due 4/1/19	158	169
#J14232, 3.500%, due 1/1/21	1,528	1,596
#C67537, 9.500%, due 8/1/21	4	4
#D95621, 6.500%, due 7/1/22	1,577	1,760
#E02913, 5.000%, due 6/1/26	905	977
#J16051, 4.500%, due 7/1/26	2,667	2,880
#A45790, 7.500%, due 5/1/35	299	358
#G02141, 6.000%, due 3/1/36	881	984
#A66843, 6.500%, due 10/1/37	971	1,102
#A81799, 6.500%, due 9/1/38	1,482	1,681
#C03665, 9.000%, due 4/1/41	909	1,111

Total FHLMC Mortgage Obligations		15,311

Federal National Mortgage Association (FNMA)—27.8%
#254788, 6.500%, due 4/1/13	23	23
#725315, 8.000%, due 5/1/13	32	33
#593561, 9.500%, due 8/1/14	73	78
#567027, 7.000%, due 9/1/14	331	346
#567026, 6.500%, due 10/1/14	219	229
#458124, 7.000%, due 12/15/14	48	51
#576554, 8.000%, due 1/1/16	483	525
#576553, 8.000%, due 2/1/16	701	762
#555747, 8.000%, due 5/1/16	59	63
#735569, 8.000%, due 10/1/16	375	406
#725410, 7.500%, due 4/1/17	184	195
#643217, 6.500%, due 6/1/17	153	170
#679247, 7.000%, due 8/1/17	615	687

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

U.S. Government and U.S. Government Agency—49.6%—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#685194, 4.500%, due 3/1/18		$843	$903
#689334, 5.000%, due 3/1/18		110	119
#695910, 5.000%, due 5/1/18		554	604
#740847, 6.000%, due 10/1/18		363	395
#323501, 6.500%, due 1/1/19		117	130
#255358, 5.000%, due 9/1/19		154	167
#852864, 7.000%, due 7/1/20		1,242	1,386
#458147, 10.000%, due 8/15/20		304	345
#835563, 7.000%, due 10/1/20		508	559
#735574, 8.000%, due 3/1/22		326	375
#679253, 6.000%, due 10/1/22		756	833
FNR G93-19 SH, 11.234%, due 4/25/23, VRN		11	15
#AD8164, 4.000%, due 8/1/25		903	970
#AE1176, 4.000%, due 8/1/25		918	985
#255956, 5.500%, due 10/1/25		216	236
#890329, 4.000%, due 4/1/26		1,860	1,992
#AI4872, 4.500%, due 6/1/26		2,200	2,390
#AI9811, 4.500%, due 8/1/26		873	948
#AJ2322, 3.500%, due 10/1/26		977	1,034
#AJ3203, 4.000%, due 10/1/26		1,974	2,120
#AJ7724, 4.000%, due 12/1/26		1,000	1,074
#256639, 5.000%, due 2/1/27		65	71
#806458, 8.000%, due 6/1/28		222	267
#880155, 8.500%, due 7/1/29		717	875
#797846, 7.000%, due 3/1/32		786	879
#745519, 8.500%, due 5/1/32		222	272
#654674, 6.500%, due 9/1/32		142	161
#733897, 6.500%, due 12/1/32		273	316
#254693, 5.500%, due 4/1/33		39	42
#555531, 5.500%, due 6/1/33		109	119
#555591, 5.500%, due 7/1/33		65	71
#725231, 5.000%, due 2/1/34		812	879
#725220, 5.000%, due 3/1/34		790	854
#725232, 5.000%, due 3/1/34		791	856
#725238, 5.000%, due 3/1/34		434	469
#725424, 5.500%, due 4/1/34		418	456
#255630, 5.000%, due 3/1/35		48	52
#886220, 6.000%, due 7/1/36		830	930
#928658, 6.500%, due 9/1/37		135	151
#962058, 6.500%, due 3/1/38		1,505	1,703
#991911, 7.000%, due 11/1/38		528	602

Total FNMA Mortgage Obligations			31,173

Non-Agency Mortgage-Backed Obligations—1.0%
First Plus Home Loan Trust, 1997-4, Tranche M1, 7.640%, 9/11/23**§	D	676	566
First Plus Home Loan Trust, 1997-4, Tranche M2, 7.830%, 9/11/23**§	D	143	104
First Plus Home Loan Trust, 1998-3, Tranche M2, 7.920%, 5/10/24**§	Caa1	256	247

See accompanying Notes to Financial Statements.

98 Annual Report	December 31, 2011

Income Fund

Portfolio of Investments, December 31, 2011 (all amounts in thousands)

Issuer	NRSRO Rating (unaudited)		Principal Amount	Value

Non-Agency Mortgage-Backed Obligations—1.0%—(continued)
Lehman Structured Securities Corp.—144A, 2004-2, Tranche M1, 2.217%, 2/28/33, VRN§	CCC		$346	$159

Total Non-Agency Mortgage-Backed Obligations				1,076

Asset-Backed Securities—4.6%
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-1A, Tranche A, 9.310%, 10/20/13	Aa1		1,000	1,042
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A1, 4.260%, 3/25/14	Aaa		1,500	1,536
Centre Point Funding LLC—144A, 2010-1A, Tranche 1, 5.430%, 7/20/16	A2		1,418	1,485
Citibank Omni Master Trust—144A, 2009-A14A, Tranche A14, 3.028%, 8/15/18, VRN	Aaa		1,000	1,049

Total Asset-Backed Securities				5,112

Corporate Obligations—42.9%
PACCAR, Inc., 6.875%, due 2/15/14	A	+	1,000	1,120
Bank of America Corporation, 7.375%, due 5/15/14	A		500	518
St. Jude Medical, Inc., 3.750%, due 7/15/14	A		500	530
AT&T, Inc., 5.100%, due 9/15/14	A2		1,250	1,377
Corporation Nacional del Cobre de Chile—144A, 4.750%, due 10/15/14	A1		1,000	1,073
Raytheon Co., 1.400%, due 12/15/14	A-		1,000	1,005
United Technologies Corporation, 4.875%, due 5/1/15	A	+	1,000	1,123
PepsiCo, Inc., 2.500%, due 5/10/16	Aa3		700	728
Petrobras International Finance Co., 6.125%, due 10/6/16	A3		1,000	1,109
BHP Billiton Finance USA, Ltd., 5.400%, due 3/29/17	A	+	1,000	1,160
ERP Operating L.P., 5.750%, due 6/15/17	BBB	+	1,000	1,109
JPMorgan Chase & Co., 6.125%, due 6/27/17	A1		1,750	1,923
Kimberly-Clark Corporation, 6.125%, due 8/1/17	A		1,000	1,223
American Express Co., 6.150%, due 8/28/17	A	+	1,500	1,716
IBM Corporation, 5.700%, due 9/14/17	Aa3		1,750	2,119
Capital One Financial Corporation, 6.750%, due 9/15/17	A-		1,000	1,121
Exelon Generation Co. LLC, 6.200%, due 10/1/17	A3		1,000	1,148
Motorola Solutions, Inc., 6.000%, due 11/15/17	BBB		750	841

Corporate Obligations—42.9%—(continued)
Tesco plc—144A, 5.500%, due 11/15/17	A-		$1,000	$1,160
Abbott Laboratories, 5.600%, due 11/30/17	AA		500	597
Wells Fargo & Co., 5.625%, due 12/11/17	AA-		750	855
American Tower Corporation, 4.500%, due 1/15/18	Baa3		500	509
Morgan Stanley, 6.625%, due 4/1/18	A2		750	741
General Electric Capital Corporation, 5.625%, due 5/1/18	AA	+	1,725	1,932
Philip Morris International, Inc., 5.650%, due 5/16/18	A		1,250	1,479
Simon Property Group L.P., 6.125%, due 5/30/18	A-		1,000	1,148
Time Warner Cable, Inc., 6.750%, due 7/1/18	BBB		750	891
John Deere Capital Corporation, 5.750%, due 9/10/18	A		900	1,090
Honeywell International, Inc., 5.000%, due 2/15/19	A		1,225	1,426
The Procter & Gamble Co., 4.700%, due 2/15/19	AA-		500	590
Unilever Capital Corporation, 4.800%, due 2/15/19	A	+	500	581
Burlington Northern Santa Fe LLC, 4.700%, due 10/1/19	A3		1,000	1,122
Boston Properties L.P., 5.875%, due 10/15/19	A-		1,350	1,520
The Boeing Co., 4.875%, due 2/15/20	A		1,000	1,168
The Goldman Sachs Group, Inc., 6.000%, due 6/15/20	A1		1,000	1,024
Citigroup, Inc., 5.375%, due 8/9/20	A		1,000	1,028
Alcoa, Inc., 6.150%, due 8/15/20	BBB-		1,000	1,039
Omnicom Group, Inc., 4.450%, due 8/15/20	BBB	+	750	773
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	A-		450	498
Progress Energy, Inc., 4.400%, due 1/15/21	BBB		500	551
L-3 Communications Corporation, 4.950%, due 2/15/21	BBB-		1,000	991
Energizer Holdings, Inc.—144A, 4.700%, due 5/19/21	BBB-		750	789
Praxair, Inc., 3.000%, due 9/1/21	A		1,000	1,023
O’Reilly Automotive, Inc., 4.625%, due 9/15/21	BBB-		700	734
Aristotle Holding, Inc.—144A, 4.750%, due 11/15/21	BBB	+	1,000	1,035
Gilead Sciences, Inc., 4.400%, due 12/1/21	A-		800	847

Total Corporate Obligations				48,084

Total Long-Term Investments—98.1% (cost $104,857)				109,815

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 99

Income Fund

Portfolio of Investments, December 31, 2011 (all amounts in thousands)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/30/11, due 1/3/12, repurchase price $1,136, collateralized by FNMA, 5.000%, due 3/15/16	Aaa	$1,136	$1,136

Total Repurchase Agreement—1.0% (cost $1,136)			1,136

Total Investments—99.1% (cost $105,993)			110,951
Cash and other assets, less liabilities—0.9%			1,034

Net assets—100.0%			$111,985

NRSRO Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN Variable Rate Note

** Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. These holdings represent 0.82% of the Fund’s net assets at December 31, 2011.

§ Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 0.96% of the net assets at December 31, 2011.

See accompanying Notes to Financial Statements.

100 Annual Report	December 31, 2011

Christopher T. Vincent

Paul J. Sularz

LOW DURATION FUND

The Low Duration Fund seeks to maximize total return. Total return includes both income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Low Duration Fund posted a 1.73% increase on a total return basis (Class N Shares) for the 12 months ended December 31, 2011. By comparison, the Fund’s benchmark, the Merrill Lynch 1-Year U.S. Treasury Note Index, gained 0.57%.

The Fund had a very positive year, with the Fund outperforming its Merrill Lynch 1-Year U.S. Treasury Note Index benchmark. We believe the Fund has been able to outperform the benchmark without sacrificing credit quality. The Fund does not own securities with a rating below “A” from a Nationally Recognized Statistical Rating Organization.

The majority of the Fund’s portfolio is invested in seasoned U.S. Government-guaranteed short duration Mortgage-backed Fannie Mae and Freddie Mac securities. This is the Fund’s major sector emphasis. We favor such securities because they are high quality instruments, provide excellent liquidity, and pay monthly principal and interest, which we then are able to reinvest. The benefits of this strategy are evident in a rising rate environment such as the one we experienced during the first quarter.

Asset-Backed Securities are another segment of the market in which we invest that offers monthly payment of principal and interest. We continued to invest in credit card securitizations issued by top-tier banking institutions. As mentioned, all Asset-Backed Securities held in the Fund must maintain a rating above “A.”

Since the beginning of 2011, we have increased the Fund’s holdings of Asset-Backed Securities whose coupons are reset monthly and are tied to LIBOR—the London Interbank Offered Rate. The income from these securities will rise with any increase in rates and will protect the Fund against falling prices. The percentage of these floating-rate securities in the Fund’s portfolio rose from approximately 15% at the beginning of 2011 to approximately 22% at the end of the year.

The Fund purchased TIPS (Treasury Inflation-Protected Securities) earlier this year. TIPS have been the strongest-performing investment grade security. We believe in holding TIPS instead of nominal Treasuries, as TIPS provide protection against unexpected inflation and diversification benefits.

The Fund kept its exposure to cash and cash equivalents extremely low, given the very low rates currently available from money market instruments.

Assets in the Fund continued to build since the Fund’s inception in 2010, with assets increasing to a new high “watermark” of approximately $157 million at the end of 2011.

While Treasury rates are at historically low levels, corporate risk spreads are at elevated levels last experienced in mid-2009 as the market was recovering from the depths of the credit crisis. In addition, demand for high-quality, fixed-income assets has risen due to increased equity market volatility and the near-zero rates offered by money market instruments.

We structure our Low Duration Fund to earn a competitive yield by emphasizing security selection in agency mortgage-backed securities, asset-backed securities, and high-quality corporate bonds.

December 31, 2011	William Blair Funds 101

Our primary emphasis remains in agency mortgage-backed securities, primarily higher-coupon, low loan balance, 15-year pools. We believe these securities will experience slower prepayments in a lower interest rate environment.

Within the asset-backed sector, we are allocated to short-dated auto and credit card loan receivable pools originated by “Tier 1” issuers. Some of our asset-backed holdings are floating-rate instruments, which help protect principal in a rising interest rate environment.

In the corporate sector, we favor short-dated, high-quality (A-rated or better) bonds of large, systemically important financial institutions, as well as high-quality, blue-chip industrials.

102 Annual Report	December 31, 2011

Low Duration Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 12/31/2011

	1 Year	Since Inception(a)
Class N	1.73%	1.43%
Class I	1.99	1.57
Merrill Lynch 1-Year U.S. Treasury Note Index	0.57	0.60
(a)	For the period from December 1, 2009 (Commencement of Operations) to December 31, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Merrill Lynch 1-Year U.S. Treasury Note Index is comprised of a single U.S. Treasury Note issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding U.S. Treasury Note that matures closest to, but not beyond one year from the rebalancing date.

This report identifies the Fund’s investments on December 31, 2011. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

December 31, 2011	William Blair Funds 103

Low Duration Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—68.1%
Government National Mortgage Association (GNMA)—0.4%
#781567, 5.000%, due 2/15/18	$101	$108
#606406, 5.000%, due 4/15/18	151	164
#003438, 4.500%, due 9/20/18	254	276
#003465, 4.500%, due 11/20/18	77	84

Total GNMA Mortgage Obligations		632

Federal Home Loan Mortgage Corp. (FHLMC)—23.6%
#M80970, 4.500%, due 5/1/12	64	64
#M80982, 5.000%, due 7/1/12	185	189
#B18053, 5.000%, due 3/1/15	61	64
#G11885, 5.000%, due 1/1/16	193	207
#E86134, 5.000%, due 11/1/16	202	216
#E01337, 4.000%, due 2/1/18	198	209
#E96536, 5.000%, due 3/1/18	315	340
#E95355, 5.000%, due 4/1/18	402	433
#E01377, 4.500%, due 5/1/18	404	428
#G11618, 4.500%, due 5/1/18	1,867	1,992
#E96700, 5.000%, due 5/1/18	1,161	1,250
#E96962, 4.000%, due 6/1/18	196	209
#E01411, 5.000%, due 7/1/18	208	222
#E01424, 4.000%, due 8/1/18	5	6
#G12024, 4.500%, due 8/1/18	502	535
#E99963, 4.500%, due 10/1/18	120	128
#E01488, 5.000%, due 10/1/18	445	477
#E99895, 5.000%, due 10/1/18	897	966
#G12093, 4.500%, due 12/1/18	544	581
#B11386, 5.000%, due 12/1/18	189	203
#B11362, 5.500%, due 12/1/18	28	30
#G13367, 5.500%, due 12/1/18	152	165
#E01545, 5.000%, due 1/1/19	251	269
#B12826, 4.500%, due 3/1/19	855	916
#G11766, 5.000%, due 3/1/19	182	196
#G13176, 4.000%, due 5/1/19	211	224
#G18001, 4.500%, due 7/1/19	245	261
#G11596, 5.500%, due 8/1/19	213	233
#B16291, 5.000%, due 9/1/19	1,461	1,574
#G11605, 5.500%, due 9/1/19	109	119
#G11690, 4.000%, due 2/1/20	33	35
#G18045, 5.000%, due 3/1/20	200	216
#G11892, 4.000%, due 4/1/20	194	207
#B19078, 5.000%, due 4/1/20	141	152
#G18048, 5.000%, due 4/1/20	134	144
#J08152, 5.000%, due 5/1/20	139	150
#G11720, 4.500%, due 8/1/20	43	45
#J14232, 3.500%, due 1/1/21	2,478	2,588
#G12394, 5.000%, due 5/1/21	252	271
#G13296, 5.000%, due 5/1/21	691	744
#G12113, 5.500%, due 5/1/21	342	375
#G12286, 5.000%, due 7/1/21	137	147
#G12545, 4.000%, due 10/1/21	266	282
#E02322, 5.500%, due 5/1/22	92	100
#J06484, 5.500%, due 11/1/22	772	845
#C00351, 8.000%, due 7/1/24	127	150
#G13695, 4.000%, due 9/1/24	1,849	1,977
#G00363, 8.000%, due 6/1/25	163	195
#C80329, 8.000%, due 8/1/25	39	47
#J13022, 4.000%, due 9/1/25	2,753	2,943

U.S. Government and U.S. Government Agency—68.1%—(continued)
Federal Home Loan Mortgage Corp. (FHLMC)—(continued)
#G14150, 4.500%, due 4/1/26	$3,531	$3,813
#E02912, 5.000%, due 6/1/26	1,823	1,964
#E02913, 5.000%, due 6/1/26	1,725	1,862
#J16051, 4.500%, due 7/1/26	4,798	5,181

Total FHLMC Mortgage Obligations		37,139

Federal National Mortgage Association (FNMA)—44.1%
#256224, 5.500%, due 4/1/16	36	39
#256559, 5.500%, due 1/1/17	20	22
#256606, 5.500%, due 2/1/17	26	28
#256646, 5.500%, due 3/1/17	19	20
#545898, 5.500%, due 9/1/17	549	597
#545899, 5.500%, due 9/1/17	641	697
#555029, 5.000%, due 11/1/17	79	85
#257067, 5.000%, due 1/1/18	91	98
#663692, 5.000%, due 1/1/18	260	281
#674713, 5.000%, due 1/1/18	20	21
#679305, 5.000%, due 1/1/18	84	91
#254591, 5.500%, due 1/1/18	424	458
#677680, 4.500%, due 2/1/18	15	16
#681310, 4.500%, due 2/1/18	326	349
#678938, 5.500%, due 2/1/18	41	45
#683100, 5.500%, due 2/1/18	551	605
#254684, 5.000%, due 3/1/18	29	31
#675717, 5.000%, due 3/1/18	380	411
#681361, 5.000%, due 3/1/18	144	155
#656564, 5.000%, due 4/1/18	1,957	2,113
#696677, 5.000%, due 4/1/18	137	148
#702888, 5.000%, due 4/1/18	203	219
#695838, 5.500%, due 4/1/18	118	129
#929388, 4.500%, due 5/1/18	492	525
#254721, 5.000%, due 5/1/18	322	348
#702332, 5.000%, due 5/1/18	68	74
#704049, 5.500%, due 5/1/18	1,048	1,152
#735357, 5.500%, due 5/1/18	1,641	1,803
#254785, 4.000%, due 6/1/18	232	246
#555622, 4.500%, due 6/1/18	403	432
#656573, 5.000%, due 6/1/18	300	327
#709848, 5.000%, due 6/1/18	265	289
#713380, 4.000%, due 7/1/18	242	258
#254802, 4.500%, due 7/1/18	349	374
#713807, 4.500%, due 7/1/18	190	204
#735003, 5.500%, due 7/1/18	1,751	1,924
#254840, 4.000%, due 8/1/18	114	122
#682443, 4.000%, due 8/1/18	500	532
#730823, 4.000%, due 8/1/18	216	230
#734753, 4.000%, due 8/1/18	37	40
#711991, 5.000%, due 8/1/18	246	268
#254919, 4.000%, due 9/1/18	30	32
#740444, 4.500%, due 9/1/18	321	344
#734741, 4.000%, due 10/1/18	22	23
#743183, 5.000%, due 10/1/18	107	116
#255003, 4.000%, due 11/1/18	15	16
#747823, 4.000%, due 11/1/18	613	657
#749596, 5.000%, due 11/1/18	374	408
#745237, 5.000%, due 12/1/18	87	94

See accompanying Notes to Financial Statements.

104 Annual Report	December 31, 2011

Low Duration Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

U.S. Government and U.S. Government Agency—68.1%—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#725171, 4.000%, due 1/1/19		$14	$15
#725168, 4.500%, due 2/1/19		255	273
#255079, 5.000%, due 2/1/19		74	80
#766276, 5.000%, due 3/1/19		597	649
#255233, 4.000%, due 5/1/19		528	562
#725445, 4.500%, due 5/1/19		949	1,015
#779363, 5.000%, due 6/1/19		112	122
#785259, 5.000%, due 8/1/19		456	496
#725953, 5.000%, due 10/1/19		131	143
#745240, 4.500%, due 12/1/19		548	587
#735401, 5.500%, due 3/1/20		339	369
#735646, 4.500%, due 7/1/20		635	679
#745440, 4.500%, due 7/1/20		11	12
#825912, 4.000%, due 9/1/20		68	72
#836016, 4.500%, due 9/1/20		743	794
#879607, 5.500%, due 4/1/21		149	163
#881284, 4.500%, due 12/1/21		1,374	1,471
#972934, 5.500%, due 2/1/23		534	585
#254908, 5.000%, due 9/1/23		102	111
#255165, 4.500%, due 3/1/24		129	141
#934808, 4.500%, due 3/1/24		170	185
#AA4519, 4.500%, due 3/1/24		2,898	3,147
#AA5028, 4.500%, due 4/1/24		674	732
#190988, 9.000%, due 6/1/24		207	241
#AC8857, 4.500%,due 12/1/24		104	112
#AC9560, 5.000%, due 1/1/25		4,548	4,959
#932449, 4.000%, due 2/1/25		660	709
#AD0855, 4.000%, due 3/1/25		336	360
#932723, 4.000%, due 4/1/25		800	859
#935995, 4.000%, due 6/1/25		230	247
#AD4677, 4.000%, due 6/1/25		2,573	2,763
#AD8164, 4.000%, due 8/1/25		2,302	2,473
#AE1176, 4.000%, due 8/1/25		1,032	1,109
#AB1459, 4.000%, due 9/1/25		266	285
#AH2671, 4.000%, due 1/1/26		1,893	2,033
#890329, 4.000%, due 4/1/26		1,860	1,992
#AI4856, 4.500%, due 6/1/26		2,228	2,420
#AI9811, 4.500%, due 8/1/26		3,211	3,487
#AH9564, 3.500%, due 9/1/26		3,679	3,894
#AB3608, 3.500%, due 10/1/26		3,936	4,167
#AI7363, 3.500%, due 10/1/26		1,297	1,373
#AJ2322, 3.500%, due 10/1/26		3,011	3,187
#AJ7724, 4.000%, due 12/1/26		2,500	2,685

Total FNMA Mortgage Obligations			69,254

Asset-Backed Securities—21.4%
Honda Auto Receivables Owner Trust, 2009-2, Tranche A3, 2.790%, 1/15/13	AAA	90	90
CarMax Auto Owner Trust, 2009-1, Tranche A3, 4.120%, 3/15/13	AAA	34	34
Ford Credit Auto Owner Trust, 2009-A, Tranche A3A, 3.960%, 5/15/13	AAA	44	44

Asset-Backed Securities—21.4%—(continued)
USAA Auto Owner Trust, 2009-1, Tranche A3, 3.020%, 6/17/13	AAA	$1	$1
American Express Issuance Trust, 2007-2, Tranche A, 0.528%, 7/15/13, VRN	AAA	373	373
Ally Auto Receivables Trust, 2010-3, Tranche A2, 0.378%, 8/15/13, VRN	AAA	314	314
Ford Credit Auto Owner Trust, 2009-B, Tranche A3, 2.790%, 8/15/13	AAA	139	140
John Deere Owner Trust, 2009-B, Tranche A3, 1.570%, 10/15/13	AAA	250	250
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-1A, Tranche A, 9.310%, 10/20/13	Aa1	2,000	2,084
Harley-Davidson Motorcycle Trust, 2009-1, Tranche A3, 3.190%, 11/15/13	AAA	353	353
CNH Equipment Trust, 2009-C, Tranche A3, 1.850%, 12/16/13	AAA	4	4
Volkswagen Auto Loan Enhanced Trust, 2010-1, Tranche A3, 1.310%, 1/20/14	AAA	485	486
USAA Auto Owner Trust, 2008-3, Tranche A4, 4.710%, 2/18/14	AAA	25	25
Harley-Davidson Motorcycle Trust, 2009-2, Tranche A3, 2.620%, 3/15/14	AAA	192	193
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A1, 4.260%, 3/25/14	Aaa	1,765	1,807
BMW Vehicle Owner Trust, 2010-A, Tranche A3, 1.390%, 4/25/14	AAA	235	235
Ford Credit Auto Owner Trust, 2010-A, Tranche A3, 1.320%, 6/15/14	AAA	367	368
Nissan Auto Receivables Owner Trust, 2008-A, Tranche A4, 4.280%, 6/16/14	AAA	35	35
Capital Auto Receivables Asset Trust, 2008-1, Tranche A4B, 1.628%, 7/15/14, VRN	AAA	353	355
CNH Equipment Trust, 2010-A, Tranche A3, 1.540%, 7/15/14	AAA	444	445
Nissan Auto Receivables Owner Trust, 2010-A, Tranche A3, 0.870%, 7/15/14	Aaa	500	501
Daimler Chrysler Auto Trust, 2008-A, Tranche A4, 4.480%, 8/8/14	AAA	444	446

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 105

Low Duration Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	NRSRO Rating (unaudited)		Principal Amount	Value

Asset-Backed Securities—21.4%—(continued)
Mercedes-Benz Auto Lease Trust—144A, 2011-B, Tranche A3, 1.070%, 8/15/14	Aaa		$1,500	$1,498
Nissan Auto Receivables Owner Trust, 2009-1, Tranche A3, 5.000%, 9/15/14	AAA		293	296
Porsche Innovative Lease Owner Trust—144A, 2011-1, Tranche A3, 1.090%, 9/22/14	Aaa		500	499
Nissan Master Owner Trust Receivables—144A, 2010-AA, Tranche A, 1.428%, 1/15/15, VRN	AAA		2,000	2,015
CNH Equipment Trust, 2010-C, Tranche A3, 1.170%, 5/15/15	AAA		459	459
Harley-Davidson Motorcycle Trust, 2011-2, Tranche A2, 0.710%, 5/15/15	Aaa		1,500	1,498
Discover Card Master Trust, 2007-A2, Tranche A2, 0.886%, 6/15/15, VRN	AAA		192	193
Discover Card Master Trust I, 2005-4, Tranche A2, 0.368%, 6/16/15, VRN	AAA		77	77
FPL Recovery Funding LLC, 2007-A, Tranche A2, 5.044%, 8/1/15	AAA		700	724
Bank of America Credit Card Trust, 2010-A1, Tranche A1, 0.578%, 9/15/15, VRN	AAA		2,000	2,005
Discover Card Master Trust, 2010-A1, Tranche A1, 0.928%, 9/15/15, VRN	Aaa		347	349
USAA Auto Owner Trust, 2010-1, Tranche A4, 2.140%, 9/15/15	AAA		685	695
American Express Credit Account Master Trust, 2010-1, Tranche A, 0.528%, 11/16/15, VRN	AAA		500	501
Ford Credit Floorplan Master Owner Trust, 2011-1, Tranche A2, 0.878%, 2/15/16, VRN	AAA		1,000	999
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A2, 5.290%, 3/25/16	Aaa		2,350	2,544
Ally Master Owner Trust, 2011-3, Tranche A1, 0.908%, 5/15/16, VRN	Aaa		1,100	1,097
CNH Equipment Trust, 2010-C, Tranche A4, 1.750%, 5/16/16	AAA		60	61

Asset-Backed Securities—21.4%—(continued)
Avis Budget Rental Car Funding AESOP LLC—144A, 2010-3A, Tranche A, 4.640%, 5/20/16	Aaa		$1,400	$1,490
Centre Point Funding LLC—144A, 2010-1A, Tranche 1, 5.430%, 7/20/16	A2		1,649	1,727
CNH Equipment Trust, 2011-B, Tranche A3, 0.910%, 8/15/16	AAA		500	498
Discover Card Master Trust, 2011-A1, Tranche A1, 0.628%, 8/15/16, VRN	Aaa		1,400	1,405
Enterprise Fleet Financing LLC—144A, 2011-2, Tranche A2, 1.430%, 10/20/16	AAA		2,000	1,997
GE Capital Credit Card Master Note Trust, 2011-1, Tranche A, 0.828%, 1/15/17, VRN	Aaa		500	503
Discover Card Master Trust, 2010-A2, Tranche A2, 0.858%, 3/15/18, VRN	AAA		350	353
Capital One Multi-Asset Execution Trust, 2007-A2, Tranche A2, 0.358%, 12/16/19, VRN	AAA		215	209
MBNA Credit Card Master Note Trust, 2004-A3, Tranche A3, 0.538%, 8/16/21, VRN	AAA		300	296
Sierra Receivables Funding Co. LLC—144A, 2011-1A, Tranche A, 3.350%, 4/20/26	A		1,101	1,079

Total Asset-Backed Securities				33,650

Corporate Obligations—6.9%
Bank of America Corporation, 5.375%, due 9/11/12	A		1,000	1,012
Citigroup, Inc., 5.300%, due 10/17/12	A		1,000	1,016
Wells Fargo & Co., 5.250%, due 10/23/12	AA-		1,000	1,035
The Goldman Sachs Group, Inc., 5.450%, due 11/1/12	A1		1,000	1,017
American Express Co., 4.875%, due 7/15/13	A	+	1,000	1,046
JPMorgan Chase & Co., 1.216%, due 1/24/14, VRN	Aa3		1,000	985
Morgan Stanley, 2.016%, due 1/24/14, VRN	A2		1,000	921
Bank of America Corporation, 1.848%, due 1/30/14, VRN	A		1,000	903

See accompanying Notes to Financial Statements.

106 Annual Report	December 31, 2011

Low Duration Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—6.9%—(continued)
Citigroup, Inc., 1.511%, due 4/1/14, VRN	A	$1,000	$942
Morgan Stanley, 6.000%, due 5/13/14	A2	1,000	1,010
General Dynamics Corporation, 1.375%, due 1/15/15	A	1,000	1,011

Total Corporate Obligations			10,898

Total Long-Term Investments—96.4% (cost $151,313)			151,573

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/30/11, due 1/3/12, repurchase price $4,035, collateralized by FNMA, 5.000%, due 3/15/16	Aaa	4,035	4,035

Total Repurchase Agreement—2.6% (cost $4,035)			4,035

Total Investments—99.0% (cost $155,348)			155,608
Cash and other assets, less liabilities—1.0%			1,539

Net assets—100.0%			$157,147

NRSRO Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN Variable Rate Note

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 107

Christopher T. Vincent

Kathleen M. Lynch

READY RESERVES FUND

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The return for the 12 months ended December 31, 2011, of the Fund’s Class N Shares was 0.01%, versus the 0.01% return of the Fund’s benchmark, the AAA-Rated Money Market Funds Average. Total assets were $1.27 billion at December 31, 2011, virtually unchanged from December 31, 2010.

Federal Reserve Board Monetary policy continued to be the focus of the money markets during 2011.

In 2011, the Federal Open Market Committee (FOMC)—which is comprised of members of the Federal Reserve’s board of governors and selected presidents of the regional Federal Reserve banks—implemented several unconventional policies over concerns of slowing U.S. economic growth.

In August, the FOMC announced that it believed the Fed Funds rate will remain at lower levels through at least mid-2013. In September, the FOMC announced plans for “Operation Twist,” which included buying longer-term securities and selling shorter-term securities. It also announced that it will reinvest principal payments in mortgage-backed securities to help support the mortgage market.

The most recent minutes from the December 13 FOMC meeting made no significant change to existing Fed policy.

The Federal Funds target rate was kept at a range of 0.00 – 0.25%.

The Fed stated that recent signs of improvement in the economy came despite the deterioration of global conditions, and it noted the continuing risk that a European meltdown could undermine the early American recovery.

“The economy has been expanding moderately, notwithstanding some apparent slowing in global growth,” the FOMC said in a statement announcing its decision. It noted an increase in household spending and a decrease in unemployment as signs of improvement.

The December meeting marked the third anniversary of the FOMC’s decision to hold short-term interest rates near zero, a policy it has previously stated it intends to continue through at least the middle of 2013 and possibly longer.

The FOMC also said it will continue its ongoing campaign to cut borrowing costs for businesses and consumers by investing in long-term Treasury securities, funded by proceeds from the sale of its existing holdings of short-term securities.

We believe that until fundamentals in the economy show significant signs of improvement—including gains in employment and strength in the housing market—and until inflation picks up, the Fed will leave its Federal Funds target rate at its existing level.

We continue to favor overnight repurchase agreements, in an effort to maintain a high degree of overnight liquidity.

The Fund also continues to maintain a relatively short Average Maturity. On December 31, 2011, the Fund’s Average Maturity was 41 days, up from 38 at September 30, 2011 and up from 37 at June, 30, 2011, and compared to 37 days on March 31, 2011 and 40 days on December 31, 2010.

108 Annual Report	December 31, 2011

Ready Reserves Fund

Performance Highlights (Unaudited)

The Fund’s 7 day yield on December 31, 2011 was 0.01%.

Average Annual Total Returns—Class N Shares period ended December 31, 2011.

	1 Year	3 Year	5 Year	10 Year
Ready Reserves Fund Class N	0.01%	0.04%	1.40%	1.67%
AAA Ready Money Market Funds	0.01%	0.07%	1.39%	1.62%

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N Shares are available to the general public without a sales load. Total return includes reinvestment of income. Yields fluctuate and are not guaranteed. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The AAA Rated Money Market Funds Average represents the average annual composite performance of all AAA rated First Tier Retail Money Market Funds listed by iMoneyNet data.

This report identifies the Fund’s investments on December 31, 2011. These holdings are subject to change. Not all fixed-income securities in the Fund performed the same, nor is there any guarantee that these fixed-income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total Investments.

December 31, 2011	William Blair Funds 109

Ready Reserves Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Principal Amount	Amortized Cost

U.S. Government and U.S. Government Agency—6.1%
Federal Home Loan Mortgage Corp. (FHLMC)—2.6%
Federal Home Loan Mortgage Corporation, 1.750%-5.125%, 3/5/12-9/21/12	$32,006	$32,440

Total Federal Home Loan Mortgage Corp. (FHLMC)		32,440

Federal National Mortgage Association (FNMA)—3.5%
Federal National Mortgage Association, 1.000%-5.000%, 1/9/12-11/19/12	44,214	44,837

Total Federal National Mortgage Association (FNMA)		44,837

Corporate Notes—8.5%
Bank of America Corporation, 2.100%, 4/30/12	6,085	6,125
Brown-Forman Corporation, 5.200%, 4/1/12	4,275	4,324
Caterpillar Financial Services Corporation, 4.700%-5.750%, 2/15/12-3/15/12	3,815	3,847
Citigroup Funding, Inc., 2.000%, 3/30/12	12,000	12,053
Eli Lilly & Co., 3.550%, 3/6/12	10,410	10,467
General Electric Capital Corporation, 3.500%-6.000%, 2/15/12-10/19/12	23,423	23,900
International Business Machines Corporation, 0.576%, 6/15/12, VRN	6,575	6,576
John Deere Capital Corporation, 5.250%-7.000%, 3/15/12-10/1/12	9,260	9,522
Kimberly-Clark Corporation, 5.625%, 2/15/12	1,040	1,047
Morgan Stanley, 1.950%-2.250%, 3/13/12-6/20/12	13,825	13,918
Praxair, Inc., 6.375%, 4/1/12	5,593	5,675
Procter & Gamble Co. (The), 1.375%, 8/1/12	8,625	8,678
Shell International Finance BV, 4.950%, 3/22/12	750	758
State Street Corporation, 2.150%, 4/30/12	1,000	1,007

Total Corporate Notes		107,897

Commercial Paper—59.8%
Abbott Laboratories, 0.030%, 1/17/12	10,000	10,000
American Honda Finance Corporation, 0.110%-0.120%, 1/5/12-1/19/12	30,000	30,000
Caterpillar Financial Services Corporation, 0.050%-0.080%, 1/20/12-2/27/12	29,438	29,436
Chevron Funding Corporation, 0.010%-0.050%, 1/4/12-1/13/12	48,000	48,000
Coca-Cola Co., 0.070%-0.160%, 1/10/12-4/16/12	42,385	42,380
Colgate Palmolive Co., 0.010%-0.020%, 1/9/12-1/18/12	11,500	11,500

Commercial Paper—59.8%—(continued)
Deere & Co., 0.070%-0.130%, 1/26/12-6/20/12	$14,000	$13,996
General Electric Capital Corporation, 0.020%-0.030%, 1/23/12-1/30/12	20,000	20,000
Illinois Tool Works, Inc., 0.040%, 1/5/12	20,000	20,000
International Business Machines Corporation, 0.050%-0.060%, 1/9/12-1/27/12	34,000	33,999
John Deere Credit, Ltd., 0.060%-0.100%, 1/4/12-1/25/12	22,900	22,900
Johnson & Johnson, 0.070%-0.110%, 1/23/12-5/1/12	42,000	41,991
Merck & Co., Inc., 0.060%, 1/9/12-1/11/12	25,000	25,000
Nestle Capital Corporation, 0.050%-0.180%, 1/9/12-5/25/12	43,000	42,993
PACCAR Financial Corporation, 0.050%-0.160%, 1/4/12-3/28/12	50,996	50,992
Pfizer, Inc., 0.040%, 1/12/12-1/26/12	29,000	28,999
Praxair, Inc., 0.030%-0.040%, 1/4/12-1/5/12	26,559	26,559
Private Export Funding, 0.100%-0.210%, 2/13/12-3/20/12	47,000	46,988
Procter & Gamble Co. (The), 0.050%-0.100%, 1/10/12-3/27/12	31,000	30,998
Procter & Gamble International Funding, 0.050%-0.060%, 1/3/12-1/5/12	8,000	8,000
Roche Holdings, Inc., 0.040%-0.070%, 1/3/12-2/6/12	36,000	35,999
Toyota Credit de Puerto Rico Corporation, 0.030%-0.050%, 1/3/12-1/17/12	53,000	53,000
Unilever Capital Corporation, 0.050%-0.170%, 1/3/12-6/6/12	30,000	29,992
United Technologies Corporation, 0.040%, 1/19/12	10,000	10,000
Wal-Mart Stores, Inc., 0.020%-0.040%, 1/4/12-1/23/12	47,000	47,000

Total Commercial Paper		760,722

Asset-Backed Commercial Paper—7.8%
Chariot Funding L.L.C., 0.130%-0.180%, 1/5/12-2/16/12	46,366	46,362
Govco L.L.C., 0.010%-0.230%, 1/3/12-1/26/12	52,430	52,428

Total Asset-Backed Commercial Paper		98,790

Repurchase Agreements—17.7%
Bank of America, 0.040% dated 12/30/11, due 1/3/12, repurchase price $60,000, collateralized by U.S. Government Agency securities, 0.000%-5.850%, due 6/29/12-1/15/37	60,000	60,000
Barclays Capital, 0.080% dated 12/30/11, due 1/3/12, repurchase price $25,000, collateralized by FDIC guaranteed security, 1.875%, due 10/22/12	25,000	25,000

See accompanying Notes to Financial Statements.

110 Annual Report	December 31, 2011

Ready Reserves Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Principal Amount	Amortized Cost

Repurchase Agreements—17.7%—(continued)
Fixed Income Clearing Corporation, 0.000% dated 12/30/11, due 1/3/12, repurchase price $140,489, collateralized by FHLMC, 1.625%-3.150%, due 12/5/16-10/28/20, and FNMA, 4.377%-5.000%, due 3/15/16-1/23/18	$140,489	$140,489

Total Repurchase Agreements		225,489

Total Investments—99.9% (cost $1,270,175)		1,270,175
Cash and other assets, less liabilities—0.1%		1,571

Net assets—100.0%		$1,271,746

Portfolio Weighted Average Maturity		41 days

VRN Variable Rate Note

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 111

Statements of Assets and Liabilities

December 31, 2011 (dollar amounts in thousands)

	Growth Fund	Large Cap Growth Fund	Small Cap Growth Fund	Mid Cap Growth Fund
Assets
Investments in securities, at cost	$500,897	$21,121	$494,970	$134,593
Investment in Affiliated Companies, at cost	—	—	37,857	—

Investments in securities, at value	$564,410	$25,010	$537,357	$145,699
Investment in Affiliated Companies, at value	—	—	16,516	—
Receivable for securities sold	92	—	20,027	331
Receivable for fund shares sold	3,825	—	1,461	557
Receivable from Advisor	—	—	—	5
Dividend and interest receivable	314	19	37	57

Total assets	568,641	25,029	575,398	146,649
Liabilities
Payable for investment securities purchased	698	—	2,719	598
Payable for fund shares redeemed	632	34	16,970	126
Investment advisory fee payable	359	22	543	115
Distribution fee payable	43	1	44	6
Other accrued expenses	167	23	384	50

Total liabilities	1,899	80	20,660	895

Net Assets	$566,742	$24,949	$554,738	$145,754

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$51	$4	$27	$12
Capital paid in excess of par value	500,222	24,545	602,880	135,225
Accumulated net investment income (loss)	—	—	—	—
Accumulated net realized gain (loss)	2,956	(3,489)	(69,215)	(589)
Net unrealized appreciation (depreciation) of investments and foreign currencies	63,513	3,889	21,046	11,106

Net Assets	$566,742	$24,949	$554,738	$145,754

Class N Shares
Net Assets	$204,476	$3,387	$202,341	$30,093
Shares Outstanding	19,056,901	492,496	10,048,719	2,581,412
Net Asset Value Per Share	$10.73	$6.88	$20.13	$11.66
Class I Shares
Net Assets	$362,266	$21,562	$352,397	$115,661
Shares Outstanding	32,391,123	3,065,062	16,849,558	9,740,364
Net Asset Value Per Share	$11.18	$7.03	$20.91	$11.87

See accompanying Notes to Financial Statements.

112 Annual Report	December 31, 2011

Statements of Operations

for the Year Ended December 31, 2011 (all amounts in thousands)

	Growth Fund	Large Cap Growth Fund	Small Cap Growth Fund		Mid Cap Growth Fund
Investment income
Dividends	$4,980	$305	$1,844		$886
Less foreign tax withheld	(13)	(2)	(56)		(2)
Interest	5	—	6		1

Total income	4,972	303	1,794		885
Expenses
Investment advisory fees	4,443	228	7,864		1,221
Distribution fees	536	12	731		45
Custodian fees	22	35	39		38
Transfer agent fees	123	8	81		14
Sub-transfer agent fees
Class N	335	6	449		21
Class I	222	2	677		74
Professional fees	51	23	55		27
Registration fees	40	26	70		39
Shareholder reporting fees	35	2	305		17
Trustee fees	23	1	35		4
Other expenses	28	5	41		8

Total expenses before waiver	5,858	348	10,347		1,508
Expenses waived by Advisor	—	(66)	(678)		(50)

Net expenses	5,858	282	9,669		1,458

Net investment income (loss)	(886)	21	(7,875)		(573)
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments	27,542	3,351	27,224	(a)	13,458
Foreign currency transactions	(2)	—	—		—

Total net realized gain (loss)	27,540	3,351	27,224		13,458
Change in net unrealized appreciation (depreciation) of:
Investments	(38,002)	(4,038)	(110,707	)(a)	(12,060)
Foreign currency translations	—	—	—		—

Total change in net unrealized appreciation (depreciation)	(38,002)	(4,038)	(110,707)		(12,060)

Net increase (decrease) in net assets resulting from operations	$(11,348)	$(666)	$(91,358)		$825

(a)	Affiliated companies accounted for $(15,309) of the net realized gain on investments and $(21,044) of the change in net unrealized (depreciation) on investments during the year.

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 113

Statements of Changes in Net Assets

for the Year Ended December 31, 2011 and the Year Ended December 31, 2010 (all amounts in thousands)

	Growth Fund		Large Cap Growth Fund		Small Cap Growth Fund		Mid Cap Growth Fund
	2011	2010	2011	2010	2011	2010	2011	2010
Operations
Net investment income (loss)	$(886)	$329	$21	$32	$(7,875)	$(7,283)	$(573)	$(147)
Net realized gain (loss) on investments and foreign currency	27,540	29,431	3,351	1,167	27,224	98,419	13,458	9,349
Change in net unrealized appreciation (depreciation) on investments and foreign currency	(38,002)	35,328	(4,038)	3,134	(110,707)	32,801	(12,060)	10,074

Net increase (decrease) in net assets resulting from operations	(11,348)	65,088	(666)	4,333	(91,358)	123,937	825	19,276
Distributions to shareholders from
Net investment income	(329)	(13)	(37)	(33)	—	—	—	—
Net realized gain	(16,081)	—	—	—	—	—	(11,057)	—

	(16,410)	(13)	(37)	(33)	—	—	(11,057)	—
Capital stock transactions
Net proceeds from sale of shares	134,130	176,362	4,139	3,077	123,447	364,595	88,823	24,389
Shares issued in reinvestment of income dividends and capital gain distributions	14,916	11	32	29	—	—	10,898	—
Less cost of shares redeemed	(130,159)	(85,355)	(10,554)	(5,682)	(368,940)	(359,741)	(44,983)	(13,251)

Net increase (decrease) in net assets resulting from capital share transactions	18,887	91,018	(6,383)	(2,576)	(245,493)	4,854	54,738	11,138

Increase (decrease) in net assets	(8,871)	156,093	(7,086)	1,724	(336,851)	128,791	44,506	30,414
Net assets
Beginning of year	575,613	419,520	32,035	30,311	891,589	762,798	101,248	70,834

End of year	$566,742	$575,613	$24,949	$32,035	$554,738	$891,589	$145,754	$101,248

Accumulated net investment income (loss) at the end of the year	$—	$329	$—	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements.

114 Annual Report	December 31, 2011

Statements of Assets and Liabilities

December 31, 2011 (dollar amounts in thousands)

	Small-Mid Cap Growth Fund	Global Growth Fund	International Growth Fund	International Equity Fund
Assets
Investments in securities, at cost	$233,424	$38,182	$3,187,314	$70,311

Investments in securities, at value	$249,880	$42,600	$3,243,998	$74,194
Cash	—	—	—	96
Foreign currency, at value (cost $—; $—; $257; $1)	—	—	257	1
Receivable for securities sold	1,733	854	7,380	3,123
Receivable for fund shares sold	3,321	20	8,284	2
Receivable from Advisor	11	3	14	11
Dividend and interest receivable	108	58	6,810	170

Total assets	255,053	43,535	3,266,743	77,597
Liabilities
Payable for investment securities purchased	1,005	876	7,850	1,767
Payable for fund shares redeemed	166	—	23,004	—
Unrealized depreciation on forward foreign currency contracts	—	—	1,799	—
Investment advisory fee payable	217	36	2,810	69
Distribution and shareholder service fee payable	7	6	276	1
Other accrued expenses	61	43	2,102	103

Total liabilities	1,456	961	37,841	1,940

Net Assets	$253,597	$42,574	$3,228,902	$75,657

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$19	$5	$171	$7
Capital paid in excess of par value	236,013	55,919	4,352,995	164,774
Accumulated net investment income (loss)	—	(3)	27,949	1,379
Accumulated net realized gain (loss)	1,109	(17,765)	(1,207,030)	(94,379)
Net unrealized appreciation (depreciation) of investments and foreign currencies	16,456	4,418	54,817	3,876

Net Assets	$253,597	$42,574	$3,228,902	$75,657

Class N Shares
Net Assets	$34,123	$3,740	$1,277,534	$6,773
Shares Outstanding	2,624,249	461,999	68,374,840	641,667
Net Asset Value Per Share	$13.00	$8.10	$18.68	$10.56
Class I Shares
Net Assets	$219,474	$38,834	$1,951,368	$68,884
Shares Outstanding	16,481,039	4,801,264	102,172,019	6,455,664
Net Asset Value Per Share	$13.32	$8.09	$19.10	$10.67

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 115

Statements of Operations

for the Year Ended December 31, 2011 (all amounts in thousands)

	Small-Mid Cap Growth Fund	Global Growth Fund	International Growth Fund	International Equity Fund
Investment income
Dividends	$1,403	$848	$120,215	$3,836
Less foreign tax withheld	(5)	(47)	(9,126)	(305)
Interest	2	—	293	1

Total income	1,400	801	111,382	3,532
Expenses
Investment advisory fees	2,469	453	42,999	1,481
Distribution fees	74	11	4,986	27
Shareholder services fees	—	68	—	—
Custodian fees	39	70	602	100
Transfer agent fees	35	16	341	5
Sub-transfer agent fees
Class N	37	1	2,950	10
Class I	77	2	2,010	91
Professional fees	40	39	313	54
Registration fees	58	43	79	32
Shareholder reporting fees	17	—	598	—
Trustee fees	9	2	193	9
Other expenses	12	6	239	14

Total expenses before waiver	2,867	711	55,310	1,823
Expenses waived by the Advisor	(80)	(135)	(222)	(181)

Net expenses	2,787	576	55,088	1,642

Net investment income (loss)	(1,387)	225	56,294	1,890
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments	27,339	4,624	367,730	23,368
Foreign currency transactions	—	(54)	(19,782)	(522)

Total net realized gain (loss)	27,339	4,570	347,948	22,846
Change in net unrealized appreciation (depreciation) of:
Investments	(27,537)	(6,318)	(969,027)	(36,117)
Foreign currency translations	—	(2)	(2,742)	(17)

Total change in net unrealized appreciation (depreciation)	(27,537)	(6,320)	(971,769)	(36,134)

Net increase (decrease) in net assets resulting from operations	$(1,585)	$(1,525)	$(567,527)	$(11,398)

See accompanying Notes to Financial Statements.

116 Annual Report	December 31, 2011

Statements of Changes in Net Assets

for the Year Ended December 31, 2011 and the Year Ended December 31, 2010 (all amounts in thousands)

	Small-Mid Cap Growth Fund		Global Growth Fund		International Growth Fund		International Equity Fund
	2011	2010	2011	2010	2011	2010	2011	2010
Operations
Net investment income (loss)	$(1,387)	$(871)	$225	$51	$56,294	$38,496	$1,890	$2,202
Net realized gain (loss) on investments and foreign currency transactions	27,339	22,299	4,570	3,989	347,948	706,043	22,846	30,531
Change in net unrealized appreciation (depreciation) on investments and foreign currency translations	(27,537)	16,762	(6,320)	3,533	(971,769)	122,523	(36,134)	(21,798)

Net increase (decrease) in net assets resulting from operations	(1,585)	38,190	(1,525)	7,573	(567,527)	867,062	(11,398)	10,935
Distributions to shareholders from
Net investment income	—	—	(174)	(12)	(6,046)	(101,433)	—	(2,578)
Net realized gain	(23,013)	—	—	—	—	—	—	—

	(23,013)	—	(174)	(12)	(6,046)	(101,433)	—	(2,578)
Capital stock transactions
Net proceeds from sale of shares	85,339	51,303	3,738	4,844	756,415	1,498,589	26,832	59,843
Shares issued in reinvestment of income dividends and capital gain distributions	20,564	—	166	11	5,030	92,533	—	2,452
Less cost of shares redeemed	(35,773)	(28,256)	(4,508)	(5,826)	(2,041,149)	(1,747,980)	(117,832)	(190,765)

Net increase (decrease) in net assets resulting from capital share transactions	70,130	23,047	(604)	(971)	(1,279,704)	(156,858)	(91,000)	(128,470)

Increase (decrease) in net assets	45,532	61,237	(2,303)	6,590	(1,853,277)	608,771	(102,398)	(120,113)
Net assets
Beginning of year	208,065	$146,828	44,877	$38,287	5,082,179	$4,473,408	178,055	$298,168

End of year	$253,597	$208,065	$42,574	$44,877	$3,228,902	$5,082,179	$75,657	$178,055

Accumulated net investment income (loss) at the end of the year	$—	$—	$(3)	$(2)	$27,949	$(14,016)	$1,379	$(242)

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 117

Statements of Assets and Liabilities

December 31, 2011 (dollar amounts in thousands)

	International Small Cap Growth Fund	Emerging Markets Growth Fund	Emerging Leaders Growth Fund	Emerging Markets Small Cap Growth Fund
Assets
Investments in securities, at cost	$734,992	$831,030	$51,290	$3,289

Investments in securities, at value	$715,309	$812,036	$48,776	$3,272
Cash	—	—	—	13
Foreign currency, at value (cost $437; $3,992; $111; $—)	436	4,000	111	—
Receivable for securities sold	2,944	4,156	375	—
Receivable for fund shares sold	1,614	231	344	12
Receivable from Advisor	—	—	—	14
Dividend and interest receivable	630	570	23	3

Total assets	720,933	820,993	49,629	3,314
Liabilities
Payable for investment securities purchased	460	1,642	—	—
Payable for fund shares redeemed	899	203	1,662	—
Unrealized depreciation on forward foreign currency contracts	311	—	—	—
Investment advisory fee payable	588	778	48	3
Distribution and shareholder service fee payable	53	23	3	1
Other accrued expenses	401	501	94	38

Total liabilities	2,712	3,147	1,807	42

Net Assets	$718,221	$817,846	$47,822	$3,272

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$63	$72	$6	$1
Capital paid in excess of par value	798,066	867,474	53,039	3,360
Accumulated net investment income (loss)	4,542	(1,953)	(14)	(13)
Accumulated net realized gain (loss)	(64,220)	(28,436)	(2,650)	(58)
Net unrealized appreciation (depreciation) of investments and foreign currencies	(20,230)	(19,311)	(2,559)	(18)

Net Assets	$718,221	$817,846	$47,822	$3,272

Class N Shares
Net Assets	$18,991	$17,474	$46	$1,012
Shares Outstanding	1,671,792	1,565,714	6,028	103,994
Net Asset Value Per Share	$11.36	$11.16	$7.68	$9.73
Class I Shares
Net Assets	$364,574	$124,739	$21,610	$2,260
Shares Outstanding	31,809,860	11,088,207	2,822,526	232,221
Net Asset Value Per Share	$11.46	$11.25	$7.66	$9.73

See accompanying Notes to Financial Statements.

118 Annual Report	December 31, 2011

Statements of Operations

for the Year Ended December 31, 2011 (all amounts in thousands)

	International Small Cap Growth Fund	Emerging Markets Growth Fund	Emerging Leaders Growth Fund	Emerging Markets Small Cap Growth Fund(a)
Investment income
Dividends	$16,417	$22,977	$1,944	$12
Less foreign tax withheld	(1,173)	(1,968)	(159)	(1)
Interest	98	161	—	—

Total income	15,342	21,170	1,785	11
Expenses
Investment advisory fees	7,013	10,964	921	7
Distribution fees	54	68	—	—
Shareholder services fees	622	294	38	1
Custodian fees	204	434	111	19
Transfer agent fees	30	42	18	3
Sub-transfer agent fees
Class N	34	27	—	—
Class I	211	74	—	—
Professional fees	86	138	67	18
Registration fees	98	75	53	9
Shareholder reporting fees	74	68	2	—
Trustee fees	24	47	4	—
Other expenses	35	54	10	—

Total expenses before waiver	8,485	12,285	1,224	57
Expenses waived and reimbursed by Advisor	—	—	(140)	(48)

Net expenses	8,485	12,285	1,084	9

Net investment income (loss)	6,857	8,885	701	2
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments	58,878	129,522	390	(55)
Foreign currency transactions	1,557	(1,986)	(278)	(20)

Total net realized gain (loss)	60,435	127,536	112	(75)
Change in net unrealized appreciation (depreciation) of:
Investments	(154,971)	(303,742)	(20,141)	(17)
Foreign currency translations	(606)	(363)	(40)	—

Total change in net unrealized appreciation (depreciation)	(155,577)	(304,105)	(20,181)	(17)

Net increase (decrease) in net assets resulting from operations	$(88,285)	$(167,684)	$(19,368)	$(90)

(a)	For the period from October 24, 2011 (Commencement of Operations) to December 31, 2011.

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 119

Statements of Changes in Net Assets

for the Year Ended December 31, 2011 and the Year Ended December 31, 2010 (all amounts in thousands)

	International Small Cap Growth Fund		Emerging Markets Growth Fund		Emerging Leaders Growth Fund		Emerging Markets Small Cap Growth Fund
	2011	2010	2011	2010	2011	2010	2011(a)
Operations
Net investment income (loss)	$6,857	$3,235	$8,885	$4,305	$701	$468	$2
Net realized gain (loss) on investments and foreign currency transactions	60,435	57,094	127,536	245,341	112	33,656	(75)
Change in net unrealized appreciation (depreciation) on investments and foreign currency translations	(155,577)	62,315	(304,105)	13,556	(20,181)	(16,315)	(17)

Net increase (decrease) in net assets resulting from operations	(88,285)	122,644	(167,684)	263,202	(19,368)	17,809	(90)
Distributions to shareholders from
Net investment income	(10,724)	(2,781)	(4,450)	(13,461)	(307)	(255)	—
Net realized gain	—	—	(115,030)	—	(3,704)	(505)	—
Return of capital	—	—	—	—	(25)	—	—

	(10,724)	(2,781)	(119,480)	(13,461)	(4,036)	(760)	—
Capital stock transactions
Net proceeds from sale of shares	313,989	222,392	352,369	357,761	19,857	14,224	3,362
Shares issued in reinvestment of income dividends and capital gain distributions	8,514	2,417	100,061	12,072	3,491	681	—
Less cost of shares redeemed	(152,224)	(88,572)	(597,963)	(407,291)	(47,023)	(52,189)	—

Net increase (decrease) in net assets resulting from capital share transactions	170,279	136,237	(145,533)	(37,458)	(23,675)	(37,284)	3,362

Increase (decrease) in net assets	71,270	256,100	(432,697)	212,283	(47,079)	(20,235)	3,272
Net assets
Beginning of year	646,951	390,851	1,250,543	1,038,260	94,901	115,136	—

End of year	$718,221	$646,951	$817,846	$1,250,543	$47,822	$94,901	$3,272

Accumulated net investment income (loss) at the end of the year	$4,542	$(586)	$(1,953)	$(12,327)	$(14)	$(131)	$(13)

(a)	For the period from October 24, 2011 (Commencement of Operations) to December 31, 2011.

See accompanying Notes to Financial Statements.

120 Annual Report	December 31, 2011

Statements of Assets and Liabilities

December 31, 2011 (dollar amounts in thousands)

	Large Cap Value Fund	Small Cap Value Fund	Mid Cap Value Fund	Small-Mid Cap Value Fund
Assets
Investments in securities, at cost	$2,423	$224,157	$4,421	$2,028

Investments in securities, at value	$2,416	$233,725	$4,519	$2,122
Cash	40	—	70	70
Receivable for securities sold	—	1,166	—	7
Receivable for fund shares sold	12	445	—	—
Receivable from Advisor	4	45	—	16
Dividend and interest receivable	5	230	9	2

Total assets	2,477	235,611	4,598	2,217
Liabilities
Payable for investment securities purchased	—	3,776	—	44
Payable for fund shares redeemed	—	133	—	—
Investment advisory fee payable	2	213	8	1
Distribution fee payable	—	9	—	—
Other accrued expenses	22	82	17	16

Total liabilities	24	4,213	25	61

Net Assets	$2,453	$231,398	$4,573	$2,156

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$1	$19	$1	$1
Capital paid in excess of par value	2,463	228,455	4,468	2,063
Accumulated net investment income (loss)	—	25	—	1
Accumulated net realized gain (loss)	(4)	(6,669)	6	(3)
Net unrealized appreciation (depreciation) of investments	(7)	9,568	98	94

Net Assets	$2,453	$231,398	$4,573	$2,156

Class N Shares
Net Assets	$998	$40,712	$58	$860
Shares Outstanding	100,308	3,319,567	5,582	82,300
Net Asset Value Per Share	$9.95	$12.26	$10.48	$10.45
Class I Shares
Net Assets	$1,455	$190,686	$4,515	$1,296
Shares Outstanding	146,226	15,286,545	430,960	124,011
Net Asset Value Per Share	$9.95	$12.47	$10.48	$10.45

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 121

Statements of Operations

for the Year Ended December 31, 2011 (all amounts in thousands)

	Large Cap Value Fund(a)	Small Cap Value Fund	Mid Cap Value Fund	Small-Mid Cap Value Fund(b)
Investment income
Dividends	$12	$2,901	$86	$2
Interest	—	1	—	—

Total income	12	2,902	86	2
Expenses
Investment advisory fees	4	2,290	35	1
Distribution fees	—	98	—	—
Custodian fees	8	74	42	2
Transfer agent fees	3	36	4	2
Sub-transfer agent fees
Class N	—	56	—	—
Class I	—	151	—	—
Professional fees	13	28	20	10
Registration fees	6	42	28	2
Shareholder reporting fees	—	30	—	—
Trustee fees	—	6	—	—
Other expenses	—	10	4	—

Total expenses before waiver	34	2,821	133	17
Expenses waived and reimbursed by the Advisor	(29)	(359)	(93)	(16)

Net expenses	5	2,462	40	1

Net investment income (loss)	7	440	46	1
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments	(4)	890	40	(3)
Foreign currency transactions	—	—	—	—

Total net realized gain (loss)	(4)	890	40	(3)
Change in net unrealized appreciation (depreciation) of:
Investments	(7)	(16,890)	(92)	94
Foreign currency translations	—	—	—	—

Total change in net unrealized appreciation (depreciation)	(7)	(16,890)	(92)	94

Net increase (decrease) in net assets resulting from operations	$(4)	$(15,560)	$(6)	$92

(a)	For the period from October 24, 2011 (Commencement of Operations) to December 31, 2011.
(b)	For the period from December 15, 2011 (Commencement of Operations) to December 31, 2011.

See accompanying Notes to Financial Statements.

122 Annual Report	December 31, 2011

Statements of Changes in Net Assets

for the Year Ended December 31, 2011 and the Year Ended December 31, 2010 (all amounts in thousands)

	Large Cap Value Fund	Small Cap Value Fund		Mid Cap Value Fund		Small-Mid Cap Value Fund
	2011(a)	2011	2010	2011	2010(b)	2011(c)
Operations
Net investment income (loss)	$7	$440	$411	$46	$26	$1
Net realized gain (loss) on investments	(4)	890	9,981	40	19	(3)
Change in net unrealized appreciation (depreciation) on investments	(7)	(16,890)	20,721	(92)	190	94

Net increase (decrease) in net assets resulting from operations	(4)	(15,560)	31,113	(6)	235	92
Distributions to shareholders from
Net investment income	(7)	(489)	(404)	(48)	(21)	—
Net realized gain	—	(8,188)	—	(51)	(5)	—
Return of capital	—	(333)	—	—	—	—

	(7)	(9,010)	(404)	(99)	(26)	—
Capital stock transactions
Net proceeds from sale of shares	2,457	162,792	92,468	1,698	3,162	2,064
Shares issued in reinvestment of income dividends and capital gain distributions	7	8,075	354	85	27	—
Less cost of shares redeemed	—	(79,398)	(13,891)	(498)	(5)	—

Net increase (decrease) in net assets resulting from capital share transactions	2,464	91,469	78,931	1,285	3,184	2,064

Increase (decrease) in net assets	2,453	66,899	109,640	1,180	3,393	2,156
Net assets
Beginning of year	—	164,499	54,859	3,393	—	—

End of year	$2,453	$231,398	$164,499	$4,573	$3,393	$2,156

Accumulated net investment income (loss) at the end of the year	$—	$25	$127	$—	$5	$1

(a)	For the period from October 24, 2011 (Commencement of Operations) to December 31, 2011.
(b)	For the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.
(c)	For the period from December 15, 2011 (Commencement of Operations) to December 31, 2011.

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 123

Statements of Assets and Liabilities

December 31, 2011 (dollar amounts in thousands)

	Bond Fund	Income Fund	Low Duration Fund	Ready Reserves Fund
Assets
Investments in securities, at cost	$211,834	$105,993	$155,348	$1,270,175

Investments in securities, at value	$225,227	$110,951	$155,608	$1,270,175
Receivable for fund shares sold	4,950	470	1,150	—
Receivable from Advisor	1	1	1	630
Dividend and interest receivable	2,101	861	508	1,658

Total assets	232,279	112,283	157,267	1,272,463
Liabilities
Payable for fund shares redeemed	68	163	9	—
Investment advisory fee payable	58	42	40	264
Distribution and shareholder service fee payable	21	6	12	386
Other accrued expenses	116	87	59	67

Total liabilities	263	298	120	717

Net Assets	$232,016	$111,985	$157,147	$1,271,746

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$20	$12	$16	$1,272
Capital paid in excess of par value	217,752	146,902	159,433	1,270,407
Accumulated net investment income (loss)	2	—	—	108
Accumulated net realized gain (loss)	849	(39,887)	(2,561)	(41)
Net unrealized appreciation (depreciation) of investments	13,393	4,958	259	—

Net Assets	$232,016	$111,985	$157,147	$1,271,746

Class N Shares
Net Assets	$8,345	$44,802	$6,260	$1,271,746
Shares Outstanding	764,844	4,805,435	637,307	1,271,802,771
Net Asset Value Per Share	$10.91	$9.32	$9.82	$1.00
Class I Shares
Net Assets	$154,224	$67,183	$82,828
Shares Outstanding	14,274,532	7,261,027	8,432,625
Net Asset Value Per Share	$10.80	$9.25	$9.82

See accompanying Notes to Financial Statements.

124 Annual Report	December 31, 2011

Statements of Operations

for the Year Ended December 31, 2011 (all amounts in thousands)

	Bond Fund	Income Fund	Low Duration Fund	Ready Reserves Fund
Investment income
Interest	$9,795	$4,348	$3,317	$1,835

Total income	9,795	4,348	3,317	1,835
Expenses
Investment advisory fees	633	473	449	2,998
Distribution fees	8	52	9	—
Shareholder services fees	228	—	126	4,372
Custodian fees	54	49	67	22
Transfer agent fees	23	22	17	27
Sub-transfer agent fees
Class N	4	47	—	—
Class I	10	2	—	—
Professional fees	35	38	29	83
Registration fees	46	32	56	23
Shareholder reporting fees	8	16	2	34
Trustee fees	9	5	6	56
Other expenses	15	8	11	79

Total expenses before waiver	1,073	744	772	7,694
Expenses waived and reimbursed by Advisor	(98)	(23)	(41)	(5,984)

Net expenses	975	721	731	1,710

Net investment income (loss)	8,820	3,627	2,586	125
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from investments
Investments	3,325	2,582	59	—
Foreign currency transactions	—	—	—	—

Total net realized gain (loss)	3,325	2,582	59	—
Change in net unrealized appreciation (depreciation) of investments
Investments	3,590	(897)	360	—
Foreign currency translations	—	—	—	—

Change in net unrealized appreciation (depreciation)	3,590	(897)	360	—

Net increase (decrease) in net assets resulting from operations	$15,735	$5,312	$3,005	$125

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 125

Statements of Changes in Net Assets

for the Year Ended December 31, 2011 and the Year Ended December 31, 2010 (all amounts in thousands)

	Bond Fund		Income Fund		Low Duration Fund		Ready Reserves Fund
	2011	2010	2011	2010	2011	2010	2011	2010
Operations
Net investment income (loss)	$8,820	$8,051	$3,627	$4,613	$2,586	$1,915	$125	$126
Net realized gain (loss) on investments	3,325	2,212	2,582	2,316	59	(60)	—	—
Change in net unrealized appreciation (depreciation) on investments	3,590	3,290	(897)	202	360	468	—	—

Net increase (decrease) in net assets resulting from operations	15,735	13,553	5,312	7,131	3,005	2,323	125	126
Distributions to shareholders from
Net investment income	(9,700)	(8,566)	(4,177)	(5,134)	(4,103)	(2,958)	(125)	(126)
Net realized gain	(1,831)	(494)	—	—	—	—	—	—

	(11,531)	(9,060)	(4,177)	(5,134)	(4,103)	(2,958)	(125)	(126)
Capital stock transactions
Net proceeds from sale of shares	100,839	90,709	34,055	15,385	121,427	149,882	838,997	670,783
Shares issued in reinvestment of income dividends and capital gain distributions	8,489	6,013	3,514	4,350	3,322	2,297	125	126
Less cost of shares redeemed	(74,292)	(55,783)	(39,996)	(26,063)	(109,974)	(103,208)	(783,919)	(807,267)

Net increase (decrease) in net assets resulting from capital share transactions	35,036	40,939	(2,427)	(6,328)	14,775	48,971	55,203	(136,358)

Increase (decrease) in net assets	39,240	45,432	(1,292)	(4,331)	13,677	48,336	55,203	(136,358)
Net assets
Beginning of year	192,776	147,344	113,277	117,608	143,470	95,134	1,216,543	1,352,901

End of year	$232,016	$192,776	$111,985	$113,277	$157,147	$143,470	$1,271,746	$1,216,543

Accumulated net investment income (loss) at the end of the year	$2	$1	$—	$—	$—	$—	$108	$86

See accompanying Notes to Financial Statements.

126 Annual Report	December 31, 2011

Notes to Financial Statements

(1) Significant Accounting Policies

The following is a summary of William Blair Funds’ (the “Fund”) significant accounting policies in effect during the year covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Description of the Fund

The Fund is a diversified mutual fund registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Fund currently consists of the following publicly offered twenty-three portfolios (the “Portfolios”), each with its own investment objective and policies. For each Portfolio, the number of shares authorized is unlimited.

Equity Portfolios

Growth

Large Cap Growth

Small Cap Growth

Mid Cap Growth

Small-Mid Cap Growth

Large Cap Value

Small Cap Value

Mid Cap Value

Small-Mid Cap Value

Global Equity Portfolio

Global Growth

Dynamic Allocation Portfolio

Macro Allocation

International Equity Portfolios

International Growth

International Equity

Institutional International Growth

Institutional International Equity

International Small Cap Growth

Emerging Markets Growth

Emerging Leaders Growth

Emerging Markets Small Cap Growth

Fixed-Income Portfolios

Bond

Income

Low Duration

Money Market Portfolio

Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity	Long-term capital appreciation.
Global Equity	Long-term capital appreciation.
Dynamic Allocation	Long-term risk adjusted total return.
International Equity	Long-term capital appreciation.
Fixed-Income	High level of current income with relative stability of principal. (Maximize total return—Low Duration)
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Portfolio, the Institutional International Equity Portfolio, the Institutional Class of the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio, the Bond Portfolio and the Low Duration Portfolio issue a separate report.

The Macro Allocation Portfolio has a fiscal year end of October 31, and issues a separate report.

(b) Share Classes

Three different classes of shares currently exist: N, I and Institutional. This report includes financial highlight information for Classes N and I. The table below describes the Class N shares and the Class I shares covered by this report:

Class	Description
N	Class N shares are sold to the general public, either directly through the Fund’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee (0.25% for the Equity, Global Equity and International Equity Portfolios and 0.15% for the Fixed-Income Portfolios) or a service fee (0.35% for the Money Market Portfolio), a Sub-transfer agent fee that is not a fixed rate and may vary by Portfolio and class, and an annual shareholder administration fee (0.15% for the Global Growth Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio, the Emerging Markets Small Cap Growth Portfolio, the Bond Portfolio and the Low Duration Portfolio).
December 31, 2011	William Blair Funds 127

Class	Description
I	Class I shares are sold to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than the Class N shares. Class I shares have a Sub-transfer agent fee that is not a fixed rate and may vary by Portfolio and class and the Global Growth Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio, the Emerging Markets Small Cap Growth Portfolio, the Bond Portfolio and the Low Duration Portfolio carry an annual shareholder administration fee of 0.15%.

Sub-transfer fees: The Portfolios may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-administration, sub-transfer agency and other services provided to investors whose shares are held of record in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $15 per shareholder account.

Investment income, realized and unrealized gains and losses, and certain Portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

(c) Investment Valuation

The market value of domestic equity securities is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the latest bid price.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the latest bid price. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Portfolios compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Portfolios may use an independent pricing service to fair value the security as of the close of regular trading on the New York Stock Exchange. As a result, a Portfolio’s value for a security may be different from the last sale price (or the latest bid price).

Fixed-income securities are valued by using market quotations or independent pricing services that use either prices provided by market-makers or matrices that produce estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Other securities, and all other assets, including securities for which a market price is not available or is deemed unreliable, (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Fund’s Valuation Procedures. The value of fair valued securities may be different from the last sale price (or the latest bid price), and there is no guarantee that a fair valued security will be sold at the price at which a Portfolio is carrying the security.

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. Securities held in the Ready Reserves Portfolio are valued at amortized cost, which approximates market value.

As of December 31, 2011, there were securities held in the International Growth, International Small Cap Growth, Emerging Markets Growth, Emerging Leaders Growth, Emerging Markets Small Cap Growth, Bond and Income Portfolios requiring fair valuation pursuant to the Funds’ Valuation Procedures.

(d) Investment income and transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Bond, Income, Low Duration and Ready Reserves Portfolios were the rates in effect on December 31, 2011. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

128 Annual Report	December 31, 2011

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the year ended December 31, 2011, the Bond, Income and Low Duration Portfolios recognized a reduction of interest income and a decrease of net realized loss of $(879), $(550) and $(1,517), respectively (in thousands). This reclassification had no effect on the net asset value or the net assets of the Portfolios.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at yearend.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting year. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Portfolios no longer own the applicable securities, the proceeds are recorded as realized gains.

(e) Share Valuation and Distributions to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Portfolio’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange (the “Exchange”), which is generally 4:00 p.m. Eastern time, on each day the Exchange is open. Redemption fees may be applicable to redemptions or exchanges within 60 days of purchase. For both Class N and Class I shares, the Equity Portfolios assess a 1% redemption fee on shares sold or exchanged that have been owned 60 days or less and the Global Equity and International Equity portfolios assess a 2% redemption fee on shares sold or exchanged that have been owned 60 days or less as disclosed within the Fund’s Prospectus. The redemption fees collected by the Portfolio are netted against the amount of redemptions for presentation on the Statements of Changes in Net Assets.

The redemption fees collected by the Portfolios were as follows (in thousands):

	Year Ended December 31, 2011	Year Ended December 31, 2010
Growth	$11	$10
Large Cap Growth	—	1
Small Cap Growth	15	78
Mid Cap Growth	13	2
Small-Mid Cap Growth	8	—
Global Growth	1	—
International Growth	107	149
International Equity	4	7
International Small Cap Growth	18	3
Emerging Markets Growth	4	18
Emerging Leaders Growth	1	—
Emerging Markets Small Cap Growth	—	N/A
Large Cap Value	—	N/A
Small Cap Value	48	20
Mid Cap Value	—	—
Small-Mid Cap Value	—	N/A

Distributions from net investment income, if any, of the Growth, Large Cap Growth, Small Cap Growth, Mid Cap Growth, Small-Mid Cap Growth, Global Growth, International Growth, International Equity, International Small Cap Growth,

December 31, 2011	William Blair Funds 129

Emerging Markets Growth, Emerging Leaders Growth, Emerging Markets Small Cap Growth, Large Cap Value, Small Cap Value, Mid Cap Value, and Small-Mid Cap Value Portfolios are declared and paid at least annually. As of April 16, 2011, dividends from the Bond and Income Portfolios are declared daily and paid monthly. Distributions from the Low Duration and Ready Reserves Portfolios are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid at least annually in December. Distributions payable to shareholders are recorded on the ex-dividend date.

(f) Foreign Currency Translation and Forward Foreign Currency Contracts

The Growth, Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth, Emerging Leaders Growth, and Emerging Markets Small Cap Growth Portfolios may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open forward foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Portfolio’s Net Asset Value, typically 4:00 p.m. Eastern time on days when there is regular trading on the New York Stock Exchange. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(g) Income Taxes

Each Portfolio intends to comply with the provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies. Each Portfolio intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

The Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth, Emerging Leaders Growth and Emerging Market Small Cap Growth Portfolios may be subject to a tax imposed on net realized and unrealized gains on securities of certain foreign countries.

Management has evaluated all of the uncertain tax positions of the Portfolios and has determined that no liability is required to be recorded in the financial statements.

The statute of limitations on the Portfolios’ tax returns for each of the tax years in the four year period ended December 31, 2011, remains open and the returns are subject to examination.

The Portfolios have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for federal income tax purposes. The Portfolios also treat the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation (depreciation) at December 31, 2011, were as follows (in thousands):

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth	$503,014	$87,848	$26,452	$61,396
Large Cap Growth	21,378	4,248	616	3,632
Small Cap Growth	542,480	80,588	69,195	11,393
Mid Cap Growth	135,755	15,160	5,216	9,944
Small-Mid Cap Growth	235,101	27,301	12,522	14,779
Global Growth	38,219	6,130	1,748	4,382
International Growth	3,209,867	286,400	252,269	34,131
International Equity	71,088	6,167	3,061	3,106
International Small Cap Growth	741,839	52,848	79,378	(26,530)
Emerging Markets Growth	848,230	48,379	84,573	(36,194)
Emerging Leaders Growth	53,067	2,368	6,660	(4,292)
130 Annual Report	December 31, 2011

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Small Cap Growth	$3,292	$132	$152	$(20)
Large Cap Value	2,423	80	87	(7)
Small Cap Value	227,141	16,149	9,565	6,584
Mid Cap Value	4,437	276	194	82
Small-Mid Cap Value	2,028	97	3	94
Bond	211,834	13,929	536	13,393
Income	105,993	5,703	745	4,958
Low Duration	155,349	1,007	748	259
Ready Reserves	1,270,175	—	—	—

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to net operating losses, Section 988 currency gains and losses, PFICs gains and losses, recharacterization of dividends received from investments in Real Estate Investment Trust, paydown gains and losses, expired capital loss carryforwards and redemptions in-kind. These reclassifications have no impact on the net asset values of the Portfolios. Accordingly, at December 31, 2011, the following reclassifications were recorded (in thousands):

Portfolio	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Capital Paid in Excess of Par Value
Growth	$886	$2	$(888)
Large Cap Growth	16	—	(16)
Small Cap Growth	7,875	—	(7,875)
Mid Cap Growth	573	—	(573)
Small-Mid Cap Growth	1,387	(1,387)	—
Global Growth	(53)	54	(1)
International Growth	(8,284)	(106,774)	115,058
International Equity	(269)	269	—
International Small Cap Growth	8,995	(8,995)	—
Emerging Markets Growth	5,939	(24,168)	18,229
Emerging Leaders Growth	(251)	276	(25)
Emerging Markets Small Cap Growth	(15)	15	—
Large Cap Value	—	—	—
Small Cap Value	271	62	(333)
Mid Cap Value	(2)	2	—
Small-Mid Cap Value	—	—	—
Bond	879	(879)	—
Income	550	(550)	—
Low Duration	1,517	(1,517)	—
Ready Reserves	22	(19)	(3)

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows (in thousands):

	Distributions Paid in 2011			Distributions Paid in 2010
Portfolio	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Growth	$329	$16,081	$16,410	$13	$—	$13
Large Cap Growth	37	—	37	33	—	33
Small Cap Growth	—	—	—	—	—	—
Mid Cap Growth	—	11,057	11,057	—	—	—
Small-Mid Cap Growth	4,367	18,646	23,013	—	—	—
December 31, 2011	William Blair Funds 131

	Distributions Paid in 2011				Distributions Paid in 2010
Portfolio	Return of Capital	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Global Growth	$—	$174	$—	$174	$12	$—	$12
International Growth	—	6,046	—	6,046	101,433	—	101,433
International Equity	—	—	—	—	2,578	—	2,578
International Small Cap Growth	—	10,724	—	10,724	2,781	—	2,781
Emerging Markets Growth	—	4,450	115,030	119,480	13,461	—	13,461
Emerging Leaders Growth	25	1,278	2,733	4,036	255	505	760
Emerging Markets Small Cap Growth	—	—	—	—	N/A	N/A	N/A
Large Cap Value	—	7	—	7	N/A	N/A	N/A
Small Cap Value	333	429	8,248	9,010	269	135	404
Mid Cap Value	—	62	37	99	26	—	26
Small-Mid Cap Value	—	—	—	—	N/A	N/A	N/A
Bond	—	9,700	1,831	11,531	8,566	494	9,060
Income	—	4,177	—	4,177	5,134	—	5,134
Low Duration	—	4,103	—	4,103	2,958	—	2,958
Ready Reserves	—	125	—	125	126	—	126

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows (in thousands):

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)
Growth	$—	$(1,538)	$6,611	$61,396
Large Cap Growth	—	(3,232)	—	3,632
Small Cap Growth	—	(59,562)	—	11,393
Mid Cap Growth	—	(1,452)	2,025	9,944
Small-Mid Cap Growth	18	(2,331)	5,099	14,779
Global Growth	—	(17,732)	—	4,382
International Growth	30,132	(1,188,527)	—	34,131
International Equity	1,407	(93,637)	—	3,106
International Small Cap Growth	5,874	(59,252)	—	(26,530)
Emerging Markets Growth	—	(13,506)	—	(36,194)
Emerging Leaders Growth	—	(931)	—	(4,292)
Emerging Market Small Cap Growth	—	(69)	—	(20)
Large Cap Value	—	(4)	—	(7)
Small Cap Value	—	(3,660)	—	6,584
Mid Cap Value	—	—	22	82
Small-Mid Cap Value	1	(3)	—	94
Bond	2	(79)	928	13,393
Income	—	(39,887)	—	4,958
Low Duration	—	(2,561)	—	259
Ready Reserves	108	(41)	—	—

As of December 31, 2011, the Portfolios have unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Portfolio	2012	2013	2014	2015	2016	2017	2018	Total
Large Cap Growth	$—	$—	$—	$—	$—	$2,854	$—	$2,854
Small Cap Growth	—	—	—	—	—	55,317	—	55,317
Global Growth	—	—	—	—	4,371	13,127	—	17,498
132 Annual Report	December 31, 2011

Portfolio	2012	2013	2014	2015	2016	2017	2018	Total
International Growth	$—	$—	$—	$—	$—	$1,142,899	$—	$1,142,899
International Equity	—	—	—	—	10,691	81,926	—	92,617
International Small Cap Growth	—	—	—	—	—	55,999	—	55,999
Income	4,102	3,398	4,138	9,190	14,460	4,577	—	39,865
Low Duration	—	—	—	—	—	—	955	955
Ready Reserves	20	—	—	2	—	—	—	22

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. Under the Act each Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred in periods after enactment will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. Each Portfolio has the following carry forward capital losses without expiration as of December 31, 2011 (in thousands):

Portfolio	Short- Term	Long- Term
Emerging Markets Small Cap Growth	$1	$—
Low Duration	951	406
Ready Reserves	17	—

For the period from November 1, 2011 through December 31, 2011, the following Portfolios incurred realized ordinary loss and capital losses. Ordinary Loss includes losses from currency transactions and PFICs. Each Portfolio intends to treat these losses as having occurred on the first day of fiscal year 2012 for federal income tax purposes (in thousands):

Portfolio	Ordinary Loss	Short-Term Capital	Long-Term Capital
Growth	$—	$1,539	$—
Large Cap Growth	—	378	—
Small Cap Growth	—	6,244	—
Mid Cap Growth	—	1,452	—
Small-Mid Cap Growth	—	2,331	—
Global Growth	3	229	—
International Growth	—	45,561	—
International Equity	25	985	—
International Small Cap Growth	537	2,491	—
Emerging Markets Growth	783	9,852	2,610
Emerging Leaders Growth	16	791	81
Emerging Markets Small Cap Growth	13	55	—
Large Cap Value	—	4	—
Small Cap Value	—	2,504	1,154
Mid Cap Value	—	—	—
Small-Mid Cap Value	—	4	—
Bond	—	78	—
Income	—	23	—
Low Duration	—	118	132
Ready Reserves	—	2	—

(h) Repurchase Agreements

In a repurchase agreement, a Portfolio buys a security at one price and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. William Blair & Company, L.L.C. (“William Blair” or the “Advisor”) will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Portfolio’s ability to dispose of the underlying securities. The risk to a Portfolio is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Portfolio is entitled to sell the underlying collateral. The loss, if any, to a Portfolio will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy

December 31, 2011	William Blair Funds 133

proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Portfolio may be delayed or limited. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which a Portfolio enters into repurchase agreements to evaluate those risks. A Portfolio may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(i) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(j) Indemnification

In the normal course of business, the Portfolios have entered into contracts in which the Portfolios agree to indemnify the other party or parties against various potential cost or liabilities. The Portfolios’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Portfolios.

(k) Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Portfolio’s investments. A three-tier hierarchy of inputs are used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•

Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time the net asset value of the Portfolio is calculated.

•

Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Portfolio’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Any transfers between Level 1 and Level 2 are disclosed, effective as of the beginning of the year, in the tables below with the reasons for the transfers disclosed in a note to the tables, if applicable.

As of December 31, 2011, the hierarchical input levels of securities in each Portfolio, segregated by security class, are as follows (in thousands):

Investments in Securities	Growth	Large Cap Growth	Small Cap Growth	Mid Cap Growth	Small-Mid Cap Growth	Global Growth
Level 1—Quoted prices
Common Stocks	$551,807	$24,777	$537,782	$143,266	$241,749	$42,143
Exchange Traded Funds	—	—	9,495	—	—	—
Level 2—Other significant observable inputs
Short-Term Investments	12,603	233	6,596	2,433	8,131	457
Level 3—Significant unobservable inputs
None	—	—	—	—	—	—

Total investments in securities	$564,410	$25,010	$553,873	$145,699	$249,880	$42,600

134 Annual Report	December 31, 2011

Investments in Securities	International Growth	International Equity	International Small Cap Growth	Emerging Markets Growth	Emerging Leaders Growth	Emerging Small Cap Growth
Level 1—Quoted prices
Common Stocks	$3,200,929	$74,194	$702,178	$772,596	$45,472	$3,251
Preferred Stocks	—	—	—	30,789	2,899	21
Level 2—Other significant observable inputs
Short-Term Investments	41,628	—	12,882	8,235	405	—
Level 3—Significant unobservable inputs
Common Stock	694	—	—	—	—	—
Convertible Bonds	747	—	249	416	—	—

Total investments in securities	$3,243,998	$74,194	$715,309	$812,036	$48,776	$3,272

Other financial instruments—Liability
Level 2—Other significant observable inputs
Forward foreign currency contracts	$(1,799)	—	$(311)	—	—	—

Investments in Securities	Large Cap Value	Small Cap Value	Mid Cap Value	Small-Mid Cap Value
Level 1—Quoted prices
Common Stocks	$2,416	$228,349	$4,519	$2,122
Level 2—Other significant observable inputs
Short-Term Investments	—	5,376	—	—
Level 3—Significant unobservable inputs
None	—	—	—	—

Total investments in securities	$2,416	$233,725	$4,519	$2,122

Investments in Securities	Bond	Income	Low Duration	Ready Reserves*
Level 1—Quoted Prices
None	$—	$—	$—	$—
Level 2—Other significant observable inputs
U.S. Government and Agency Bonds	102,650	55,543	107,025	77,277
Corporate Bonds	113,500	48,084	10,898	107,897
Asset-Backed Bonds	8,346	5,271	33,650	—
Commercial Paper	—	—	—	859,512
Short-Term Investments	564	1,136	4,035	225,489
Level 3—Significant unobservable inputs
Asset-Backed Bonds	167	917	—	—

Total investments in securities	$225,227	$110,951	$155,608	$1,270,175

*	All of the investments held by Ready Reserves are short term investments.

There were no transfers between Level 1 and Level 2 during the year.

Level 1 Common Stocks are exchange-traded securities with a quoted price. See Portfolio of Investments for Sector Classification.

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value:

	Balance January 1, 2011	Purchases	Sales	Transfers to Level 3	Transfers from Level 3	Change in Unrealized Gain/(Loss)	Realized Gain/(Loss)	Balance December 31, 2011	Percent of Net Assets
Small Cap Growth	$1,109	$—	$—	$—	$(1,109)	$—	$—	$—	0.00%
International Growth	—	—	—	1,659	—	(218)	—	1,441	0.04%
International Small Cap Growth	—	—	—	322	—	(73)	—	249	0.03%
Emerging Markets Growth	—	—	—	538	—	(122)	—	416	0.05%
Bond	170	—	—	—	—	(3)	—	167	0.07%
Income	918	—	—	—	—	(1)	—	917	0.82%
December 31, 2011	William Blair Funds 135

The fair value estimates for the Level 3 securities in the International Growth, International Small Cap Growth, Emerging Markets Growth, Bond and Income Portfolios were determined in good faith by the Pricing Committee in consultation with the Valuation Committee, pursuant to the Valuation Procedures adopted by the Board of Trustees. There were various factors considered in reaching this fair value determination, including, but not limited to, the following: the type of security, the extent of public trading of the security, information obtained from a broker-dealer for the security, analysis of the company’s performance, market trends that influence its performance and the potential for an adverse outcome in pending litigation. The change in net unrealized gain (loss) related to those securities held at December 31, 2011 is the same as in the table above, and is included in the change in net unrealized appreciation (depreciation) of investments on the Statement of Operations. The transfers to and from Level 3 were valued using transfer date.

Vitacost.com held in the Small Cap Growth Portfolio was moved from Level 3 to Level 1 because the security resumed trading on a national exchange. China High Precision Automation Group held in the International Growth Portfolio moved from Level 1 to Level 3 due to a trading halt imposed by foreign regulators. The Lupatech convertible bonds held in the International Growth, the International Small Cap Growth and the Emerging Markets Growth Portfolios moved from Level 2 to Level 3 due to a change in observable inputs. The First Plus Home Loan Trust bonds held in the Bond and Income Portfolios remained in Level 3 during the year due to the lack of significant other observable inputs.

(l) Redemptions In-Kind

In accordance with the Fund’s prospectus, the Portfolios may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Portfolio recognizes a gain or loss on the transfer of securities depending on the market value of those securities on the date of redemption. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2011, the International Growth and the Emerging Markets Growth Portfolios redeemed in-kind (in thousands) $481,595 and $91,525, respectively, with realized gains of $116,407 and $20,249, respectively.

(2) Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-03 Reconsideration of Effective Control for Repurchase Agreements. Accounting Standard Update (“ASU”) 2011-03 amends ASC 860, Transfers and Servicing, in relation to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU 2011-03 is effective prospectively for new transfers and existing transitions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implication of this change and its impact on the financial statements has not been determined.

On May 12, 2011, the FASB issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. The ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity and, (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this change and its impact on the financial statements has not been determined.

(3) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Portfolio has a management agreement with the Advisor for investment advisory, clerical, bookkeeping and administrative services. Each Portfolio pays the Advisor an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

136 Annual Report	December 31, 2011

Equity Portfolios		International Equity Portfolios
Growth	0.75%	International Growth:
Large Cap Growth	0.80%	First $250 million	1.10%
Small Cap Growth	1.10%	Next $4.75 billion	1.00%
Mid Cap Growth	0.95%	Next $5 billion	0.95%
Small-Mid Cap Growth	1.00%	Next $5 billion	0.925%
Large Cap Value	0.80%	In excess of $15 billion	0.90%
Small Cap Value	1.10%	International Equity:
Mid Cap Value	0.95%	First $250 million	1.10%
Small-Mid Cap Value	1.00%	In excess of $250 million	1.00%
		International Small Cap Growth	1.00%
Global Equity Portfolio		Emerging Markets Growth	1.10%
Global Growth	1.00%	Emerging Leaders Growth	1.10%
		Emerging Markets Small Cap Growth	1.10%

Fixed-Income Portfolios		Money Market Portfolio
Bond	0.30%	Ready Reserves:
Low Duration	0.30%	First $250 million	0.275%
Income*		Next $250 million	0.250%
First $250 million	0.25%	Next $2 billion	0.225%
In excess of $250 million	0.20%	In excess of $2.5 billion	0.200%

*Management fee also includes a charge of 5% of gross income.

Some of the Portfolios have also entered into an Expense Limitation Agreement with the Advisor. Under the terms of the agreement, the Advisor will waive its management fee and/or reimburse the Portfolio for expenses in excess of the agreed upon rate. The amount the Advisor owes a Portfolio as of the reporting date is recorded as the Receivable from Advisor on the Statement of Assets and Liabilities. The Advisor reimburses the Portfolios on a monthly basis. Under the terms of the agreement, the Advisor has agreed to waive its advisory fees and/or absorb other operating expenses through April 30, 2012, if total expenses for each class of the following Portfolios exceed the following rates (as a percentage of average daily net assets):

	Class N			Class I
Portfolio	Effective May 1, 2011 through April 30, 2012		Effective May 1, 2010 through April 30, 2011	Effective May 1, 2011 through April 30, 2012		Effective May 1, 2010 through April 30, 2011
Large Cap Growth	1.20%		1.20%	0.95%		0.95%
Small Cap Growth	1.50%		1.50%	1.25%		1.25%
Mid Cap Growth	1.35%		1.35%	1.10%		1.10%
Small-Mid Cap Growth	1.35%		1.35%	1.10%		1.10%
Global Growth	1.50%		1.50%	1.25%		1.25%
International Growth	1.45%		1.45%	1.20%		1.20%
International Equity	1.45%		1.45%	1.20%		1.20%
International Small Cap Growth	1.65%		1.65%	1.40%		1.40%
Emerging Markets Growth	1.70%		1.70%	1.45%		1.45%
Emerging Leaders Growth	1.65%		1.65%	1.40%		1.40%
Emerging Markets Small Cap Growth	1.65	%(a)	N/A	1.40	%(a)	N/A
Large Cap Value	1.20	%(a)	N/A	0.95	%(a)	N/A
Small Cap Value	1.40%		1.35%	1.15%		1.10%
Mid Cap Value	1.35%		1.35%	1.10%		1.10%
Small-Mid Cap Value	1.40	%(b)	N/A	1.15	%(b)	N/A
Bond	0.65%		0.65%	0.50%		0.50%
Income	0.85%		0.85%	0.70%		0.70%
Low Duration	0.70%		0.70%	0.55%		0.55%

(a)	Effective October 24, 2011 through April 30, 2013.
(b)	Effective December 15, 2011 through April 30, 2013.

December 31, 2011	William Blair Funds 137

For a period of three years subsequent to the commencement of operations, the Advisor is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent the overall expense ratio remains below the expense limitation in place at the time the fee was waived and/or the expense was reimbursed. The total amount available for recapture at December 31, 2011 was (in thousands):

Available for Recapture
Emerging Markets Small Cap Growth	$48
Large Cap Value	29
Mid Cap Value	181
Small-Mid Cap Value	16
Low Duration	153

The Advisor has agreed to voluntarily waive fees and reimburse expenses incurred for the Ready Reserves Portfolio in order to maintain a minimum yield given the current interest rate environment.

For the year ended December 31, 2011, the fee waivers and/or reimbursements for each Portfolio were as follows (in thousands):

Portfolio	Fund Level Waiver	Class I Specific Waiver	Class N Specific Waiver	Total Waiver
Growth	$—	$—	$—	$—
Large Cap Growth	58	2	6	66
Small Cap Growth	—	416	262	678
Mid Cap Growth	—	36	14	50
Small-Mid Cap Growth	—	48	32	80
Global Growth	132	2	1	135
International Growth	—	—	222	222
International Equity	80	91	10	181
International Small Cap Growth	—	—	—	—
Emerging Markets Growth	—	—	—	—
Emerging Leaders Growth	140	—	—	140
Emerging Markets Small Cap Growth	48	—	—	48
Large Cap Value	29	—	—	29
Small Cap Value	225	91	43	359
Mid Cap Value	93	—	—	93
Small-Mid Cap Value	16	—	—	16
Bond	83	11	4	98
Income	—	—	23	23
Low Duration	37	3	1	41
Ready Reserves	5,984	—	—	5,984

(b) Underwriting, Distribution Services and Service Agreements

Each Portfolio, except the Ready Reserves Portfolio, has a Distribution Agreement with William Blair for distribution services to the Portfolios’ Class N shares. Each Portfolio pays William Blair an annual fee, payable monthly, based on a specified percentage of its average daily net assets of Class N shares. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25% for all Portfolios except the Income, Bond and Low Duration Portfolios, which is 0.15%. Pursuant to the Distribution Agreement, William Blair enters into related selling group agreements with various firms at various rates for sales of the Portfolios’ Class N shares.

The Ready Reserves Portfolio has a Service Agreement with William Blair to provide shareholder services and automatic sweep services. The Portfolio pays William Blair an annual fee, payable monthly, based upon 0.35% of the average daily net assets of Class N shares. The Board of Trustees has determined that the amount payable for “service fees” (as defined by FINRA (Financial Industry Regulatory Authority)) will not exceed 0.25% of the average annual net assets attributable to Class N shares.

138 Annual Report	December 31, 2011

The Global Growth, International Small Cap Growth, Emerging Markets Growth, Emerging Leaders Growth, Emerging Markets Small Cap Growth, Bond and Low Duration Portfolios have a Shareholder Administration Agreement with William Blair to provide shareholder administration services. Class N and Class I shares of the Portfolios pay William Blair an annual fee, payable monthly, based upon 0.15% of average daily net assets attributable to each class, respectively. For the year ended December 31, 2011, the following fees were incurred (in thousands):

Portfolio	Class N	Class I	Total
Global Growth	$7	$61	$68
International Small Cap Growth	32	590	622
Emerging Markets Growth	41	253	294
Emerging Leaders Growth	—	38	38
Emerging Markets Small Cap Growth	—	1	1
Bond	8	220	228
Low Duration	9	117	126

(4) Investment Transactions

Investment transactions, excluding money market instruments, repurchase agreements and demand notes for the year ended December 31, 2011, were as follows (in thousands):

Portfolio	Purchases	Sales
Growth	$386,225	$(340,772)
Large Cap Growth	18,933	(24,943)
Small Cap Growth	681,275	(908,675)
Mid Cap Growth	131,152	(88,263)
Small-Mid Cap Growth	220,429	(184,273)
Global Growth	34,174	(33,645)
International Growth	4,377,557	(5,517,922)
International Equity	128,456	(213,068)
International Small Cap Growth	745,147	(581,084)
Emerging Markets Growth	1,002,446	(1,229,369)
Emerging Leaders Growth	117,869	(143,770)
Emerging Markets Small Cap Growth	3,909	(566)
Large Cap Value	2,540	(113)
Small Cap Value	215,897	(133,900)
Mid Cap Value	3,776	(2,569)
Small-Mid Cap Value	2,063	(31)
Bond	105,624	(75,418)
Income	47,955	(49,794)
Low Duration	125,063	(109,128)

(5) Forward Foreign Currency Contracts

The Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth, Emerging Markets Small Cap Growth and Emerging Leaders Growth Portfolios from time to time may enter into forward foreign currency contracts with the Fund's custodian and other counterparties in an attempt to hedge against a decline in the value of foreign currency against the U.S. dollar. The Portfolios bear the market risk that arises from changes in foreign currency rates and bear the credit risk if the counterparty fails to perform under the contract.

For the year ended December 31, 2011, the International Growth, International Equity, and International Small Cap Growth Portfolios engaged in forward foreign currency contracts with notional volume (in thousands) of:

Portfolio	Average Notional Value
International Growth	$785,922
International Equity	3,088
International Small Cap Growth	31,054

December 31, 2011	William Blair Funds 139

The following tables present the value of forward foreign currency contracts as of December 31, 2011 and their respective location on the Statement of Assets and Liabilities (values in thousands):

	Assets		Liabilities
Portfolio	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
International Growth	Unrealized appreciation on foreign forward currency contracts	$—	Unrealized depreciation on foreign forward currency contracts	$1,799
International Small Cap Growth	Unrealized appreciation on foreign forward currency contracts	—	Unrealized depreciation on foreign forward currency contracts	311

The effect of forward contracts on the Statements of Operations for the year ended December 31, 2011 (values in thousands):

Realized gain (loss) recognized on foreign currency transactions
Portfolio	Value
International Growth	$(7,051)
International Equity	(394)
International Small Cap Growth	2,666

Change in net unrealized gain (loss) recognized on foreign currency translations
Portfolio	Value
International Growth	$(1,799)
International Equity	135
International Small Cap Growth	(311)

The following table presents open forward foreign currency contracts as of December 31, 2011 (values in thousands):

International Growth
Counterparty	Short Contracts	Settlement Date	Local Currency	Current Value	Unrealized Gain (Loss)
Bank of New York	Japanese Yen	3/22/2012	13,813,264	$179,716	$(1,799)

International Small Cap Growth
Counterparty	Short Contracts	Settlement Date	Local Currency	Current Value	Unrealized Gain (Loss)
Bank of New York	Japanese Yen	3/22/2012	2,389,359	$31,087	$(311)

(6) Fund Share Transactions

The following table summarizes the activity in capital shares of each Portfolio (in thousands):

	Sales (Dollars)
	Year Ended December 31, 2011			Year Ended December 31, 2010
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$71,261	$62,869	$134,130	$68,365	$107,997	$176,362
Large Cap Growth	900	3,239	4,139	1,142	1,935	3,077
Small Cap Growth	30,204	93,243	123,447	108,310	256,285	364,595
Mid Cap Growth	21,824	66,999	88,823	2,798	21,591	24,389
Small Mid-Cap Growth	14,552	70,787	85,339	3,028	48,275	51,303
Global Growth	475	3,263	3,738	1,046	3,798	4,844
International Growth	280,122	476,293	756,415	876,749	621,840	1,498,589
International Equity	693	26,139	26,832	1,093	58,750	59,843
International Small Cap Growth	5,220	163,897	169,117	7,838	138,435	146,273
Emerging Markets Growth	1,576	24,982	26,558	6,588	51,960	58,548
Emerging Leaders Growth (a)	34	19,823	19,857	49	11,564	11,613
Emerging Markets Small Cap Growth (c)	1,040	2,322	3,362	—	—	—
Large Cap Value (c )	1,000	1,457	2,457	—	—	—
Small Cap Value	42,726	120,066	162,792	24,765	67,703	92,468
Mid Cap Value (b)	81	1,617	1,698	4	3,159	3,163
Small-Mid Cap Value (d)	823	1,241	2,064	—	—	—
Bond	4,585	41,430	46,015	1,759	65,749	67,508
Income	25,156	8,899	34,055	8,860	6,525	15,385
Low Duration	2,975	56,988	59,963	6,671	77,708	84,379
Ready Reserves	838,997	—	838,997	670,783	—	670,783
140 Annual Report	December 31, 2011

	Reinvested Distributions (Dollars)
	Year Ended December 31, 2011			Year Ended December 31, 2010
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$5,705	$9,211	$14,916	$—	$11	$11
Large Cap Growth	—	32	32	—	29	29
Small Cap Growth	—	—	—	—	—	—
Mid Cap Growth	2,354	8,544	10,898	—	—	—
Small Mid-Cap Growth	3,020	17,544	20,564	—	—	—
Global Growth	4	162	166	—	11	11
International Growth	—	5,030	5,030	50,365	42,168	92,533
International Equity	—	—	—	174	2,278	2,452
International Small Cap Growth	182	3,176	3,358	38	1,078	1,116
Emerging Markets Growth	2,055	13,471	15,526	234	1,348	1,582
Emerging Leaders Growth (a)	3	1,336	1,339	—	79	79
Emerging Markets Small Cap Growth (c)	—	—	—	—	—	—
Large Cap Value (c)	3	4	7	—	—	—
Small Cap Value	1,502	6,573	8,075	58	296	354
Mid Cap Value (b)	1	84	85	—	26	26
Small-Mid Cap Value (d)	—	—	—	—	—	—
Bond	219	5,706	5,925	126	4,728	4,854
Income	1,249	2,265	3,514	1,462	2,888	4,350
Low Duration	80	1,426	1,506	54	1,211	1,265
Ready Reserves	125	—	125	126	—	126

	Redemptions (Dollars)
	Year Ended December 31, 2011			Year Ended December 31, 2010
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$61,036	$69,123	$130,159	$47,695	$37,660	$85,355
Large Cap Growth	4,715	5,839	10,554	925	4,757	5,682
Small Cap Growth	188,253	180,687	368,940	235,001	124,740	359,741
Mid Cap Growth	6,014	38,969	44,983	2,034	11,217	13,251
Small Mid-Cap Growth	7,153	28,620	35,773	4,809	23,447	28,256
Global Growth	1,725	2,783	4,508	1,468	4,358	5,826
International Growth	1,472,224	568,925	2,041,149	1,196,684	551,296	1,747,980
International Equity	6,340	111,492	117,832	4,139	186,626	190,765
International Small Cap Growth	5,634	95,320	100,954	5,438	62,241	67,679
Emerging Markets Growth	12,534	59,984	72,518	5,661	70,448	76,109
Emerging Leaders Growth (a)	30	8,683	8,713	—	6,692	6,692
Emerging Markets Small Cap Growth (c)	—	—	—	—	—	—
Large Cap Value (c)	—	—	—	—	—	—
Small Cap Value	33,678	45,720	79,398	2,617	11,274	13,891
Mid Cap Value (b)	24	474	498	—	5	5
Small-Mid Cap Value (d)	—	—	—	—	—	—
Bond	1,033	43,605	44,638	1,085	54,078	55,163
Income	17,730	22,266	39,996	12,781	13,282	26,063
Low Duration	3,689	63,525	67,214	1,607	69,878	71,485
Ready Reserves	783,918	—	783,918	807,267	—	807,267
December 31, 2011	William Blair Funds 141

	Net Change in Net Assets relating to Fund Share Activity (Dollars)
	Year Ended December 31, 2011			Year Ended December 31, 2010
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$15,933	$2,954	$18,887	$20,670	$70,348	$91,018
Large Cap Growth	(3,815)	(2,568)	(6,383)	217	(2,793)	(2,576)
Small Cap Growth	(158,049)	(87,444)	(245,493)	(126,691)	131,545	4,854
Mid Cap Growth	18,164	36,574	54,738	764	10,374	11,138
Small Mid-Cap Growth	10,419	59,711	70,130	(1,781)	24,828	23,047
Global Growth	(1,246)	642	(604)	(422)	(549)	(971)
International Growth	(1,192,102)	(87,602)	(1,279,704)	(269,570)	112,712	(156,858)
International Equity	(5,647)	(85,353)	(91,000)	(2,872)	(125,598)	(128,470)
International Small Cap Growth	(232)	71,753	71,521	2,438	77,272	79,710
Emerging Markets Growth	(8,903)	(21,531)	(30,434)	1,161	(17,140)	(15,979)
Emerging Leaders Growth (a)	7	12,476	12,483	49	4,951	5,000
Emerging Markets Small Cap Growth (c)	1,040	2,322	3,362	—	—	—
Large Cap Value (c)	1,003	1,461	2,464	—	—	—
Small Cap Value	10,550	80,919	91,469	22,206	56,725	78,931
Mid Cap Value (b)	58	1,227	1,285	4	3,180	3,184
Small-Mid Cap Value (d)	823	1,241	2,064	—	—	—
Bond	3,771	3,531	7,302	800	16,399	17,199
Income	8,675	(11,102)	(2,427)	(2,459)	(3,869)	(6,328)
Low Duration	(634)	(5,111)	(5,745)	5,118	9,041	14,159
Ready Reserves	55,203	—	55,203	(136,358)	—	(136,358)

(a)	For Class N shares the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.
(b)	For the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.
(c)	For the period from October 24, 2011 (Commencement of Operations) to December 31, 2011.
(d)	For the period from December 15, 2011 (Commencement of Operations) to December 31, 2011.

	Sales (Shares)
	Year Ended December 31, 2011			Year Ended December 31, 2010
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	6,242	5,321	11,563	6,808	9,829	16,637
Large Cap Growth	125	451	576	182	299	481
Small Cap Growth	1,396	4,242	5,638	5,035	12,133	17,168
Mid Cap Growth	1,734	5,091	6,825	261	1,998	2,259
Small Mid-Cap Growth	997	4,690	5,687	242	3,846	4,088
Global Growth	59	378	437	139	526	665
International Growth	13,859	22,239	36,098	45,601	31,294	76,895
International Equity	58	2,177	2,235	96	5,289	5,385
International Small Cap Growth	409	12,634	13,043	729	12,221	12,950
Emerging Markets Growth	110	1,744	1,854	467	3,722	4,189
Emerging Leaders Growth (a)	3	2,073	2,076	5	1,252	1,257
Emerging Markets Small Cap Growth (c)	104	232	336	—	—	—
Large Cap Value (c)	100	145	245	—	—	—
Small Cap Value	3,200	8,897	12,097	1,978	5,844	7,822
Mid Cap Value (b)	8	151	159	—	313	313
Small-Mid Cap Value (d)	82	124	206	—	—	—
Bond	421	3,871	4,292	164	6,220	6,384
Income	2,705	967	3,672	957	713	1,670
Low Duration	301	5,769	6,070	670	7,796	8,466
Ready Reserves	838,996	—	838,996	670,783	—	670,783

142 Annual Report	December 31, 2011

	Reinvested Distributions (Shares)
	Year Ended December 31, 2011			Year Ended December 31, 2010
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	552	854	1,406	—	1	1
Large Cap Growth	—	5	5	—	4	4
Small Cap Growth	—	—	—	—	—	—
Mid Cap Growth	208	742	950	—	—	—
Small Mid-Cap Growth	239	1,356	1,595	—	—	—
Global Growth	—	21	21	—	1	1
International Growth	—	271	271	2,343	1,918	4,261
International Equity	—	—	—	15	189	204
International Small Cap Growth	17	286	303	3	83	86
Emerging Markets Growth	188	1,225	1,413	15	87	102
Emerging Leaders Growth (a)	1	178	179	—	8	8
Emerging Markets Small Cap Growth (c)	—	—	—	—	—	—
Large Cap Value (c)	—	1	1	—	—	—
Small Cap Value	128	550	678	4	22	26
Mid Cap Value (b)	—	8	8	—	3	3
Small-Mid Cap Value (d)	—	—	—	—	—	—
Bond	20	533	553	12	447	459
Income	135	246	381	159	315	474
Low Duration	8	145	153	5	122	127
Ready Reserves	125	—	125	126	—	126

	Redemptions (Shares)
	Year Ended December 31, 2011			Year Ended December 31, 2010
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	5,345	5,968	11,313	4,775	3,591	8,366
Large Cap Growth	633	802	1,435	148	761	909
Small Cap Growth	8,432	7,958	16,390	11,449	5,763	17,212
Mid Cap Growth	465	2,990	3,455	187	1,030	1,217
Small Mid-Cap Growth	478	1,908	2,386	386	1,836	2,222
Global Growth	204	334	538	209	615	824
International Growth	68,547	27,431	95,978	61,789	28,153	89,942
International Equity	549	9,168	9,717	373	17,372	17,745
International Small Cap Growth	431	7,627	8,058	483	5,850	6,333
Emerging Markets Growth	911	4,152	5,063	422	5,459	5,881
Emerging Leaders Growth (a)	3	1,006	1,009	—	728	728
Emerging Markets Small Cap Growth (c)	—	—	—	—	—	—
Large Cap Value (c)	—	—	—	—	—	—
Small Cap Value	2,509	3,505	6,014	219	945	1,164
Mid Cap Value (b)	2	43	45	—	1	1
Small-Mid Cap Value (d)	—	—	—	—	—	—
Bond	95	4,083	4,178	101	5,087	5,188
Income	1,913	2,423	4,336	1,382	1,449	2,831
Low Duration	373	6,432	6,805	161	7,002	7,163
Ready Reserves	783,918	—	783,918	807,267	—	807,267
December 31, 2011	William Blair Funds 143

	Net Change in Shares Outstanding relating to Fund Share Activity (Shares)
	Year Ended December 31, 2011			Year Ended December 31, 2010
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	1,449	207	1,656	2,033	6,239	8,272
Large Cap Growth	(508)	(346)	(854)	34	(458)	(424)
Small Cap Growth	(7,036)	(3,716)	(10,752)	(6,414)	6,370	(44)
Mid Cap Growth	1,477	2,843	4,320	74	968	1,042
Small Mid-Cap Growth	758	4,138	4,896	(144)	2,010	1,866
Global Growth	(145)	65	(80)	(70)	(88)	(158)
International Growth	(54,688)	(4,921)	(59,609)	(13,845)	5,059	(8,786)
International Equity	(491)	(6,991)	(7,482)	(262)	(11,894)	(12,156)
International Small Cap Growth	(5)	5,293	5,288	249	6,454	6,703
Emerging Markets Growth	(613)	(1,183)	(1,796)	60	(1,650)	(1,590)
Emerging Leaders Growth (a)	1	1,245	1,246	5	532	537
Emerging Markets Small Cap Growth (c)	104	232	336	—	—	—
Large Cap Value (c)	100	146	246	—	—	—
Small Cap Value	819	5,942	6,761	1,763	4,921	6,684
Mid Cap Value (b)	6	116	122	—	315	315
Small-Mid Cap Value (d)	82	124	206	—	—	—
Bond	346	321	667	75	1,580	1,655
Income	927	(1,210)	(283)	(266)	(421)	(687)
Low Duration	(64)	(518)	(582)	514	916	1,430
Ready Reserves	55,203	—	55,203	(136,358)	—	(136,358)

(a)	For Class N shares the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.
(b)	For the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.
(c)	For the period from October 24, 2011 (Commencement of Operations) to December 31, 2011.
(d)	For the period from December 15, 2011 (Commencement of Operations) to December 31, 2011.

144 Annual Report	December 31, 2011

Financial Highlights

Growth Fund

	Class N
	Years Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$11.28	$9.89	$7.12	$11.70	$11.42
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.01)	(0.02)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.19)	1.40	2.79	(4.35)	1.53

Total from investment operations	(0.23)	1.39	2.77	(4.40)	1.49
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	0.32	—	—	0.18	1.21

Total distributions	0.32	—	—	0.18	1.21

Net asset value, end of year	$10.73	$11.28	$9.89	$7.12	$11.70

Total Return (%)	(1.93)	14.05	38.90	(37.61)	13.17
Ratios to average daily net assets (%):
Expenses	1.21	1.16	1.23	1.17	1.22
Net investment income (loss)	(0.37)	(0.13)	(0.20)	(0.54)	(0.35)

	Class I
	Years Ended December 31,
	2011	2010		2009		2008	2007
Net asset value, beginning of year	$11.71	$10.24		$7.35		$12.02	$11.66
Income (loss) from investment operations:
Net investment income (loss)	0.00 ^	0.02		0.01		(0.02)	0.00	^
Net realized and unrealized gain (loss) on investments	(0.20)	1.45		2.88		(4.47)	1.57

Total from investment operations	(0.20)	1.47		2.89		(4.49)	1.57
Less distributions from:
Net investment income	0.01	0.00	^	0.00	^	—	—
Net realized gain	0.32	—		—		0.18	1.21

Total distributions	0.33	—		0.00	^	0.18	1.21

Net asset value, end of year	$11.18	$11.71		$10.24		$7.35	$12.02

Total Return (%)	(1.60)	14.36		39.34		(37.35)	13.59
Ratios to average daily net assets (%):
Expenses	0.86	0.84		0.89		0.85	0.87
Net investment income (loss)	(0.03)	0.20		0.14		(0.22)	0.00

	Years Ended December 31,
	2011	2010	2009	2008	2007
Supplemental data for all classes:
Net assets at end of year (in thousands)	$566,742	$575,613	$419,520	$238,586	$369,644
Portfolio turnover rate (%)	59	66	67	60	72

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2011	William Blair Funds 145

Financial Highlights

Large Cap Growth Fund

	Class N
	Years Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$7.14	$6.16	$4.68	$7.52	$6.88
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.00)^	(0.01)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.25)	0.98	1.49	(2.82)	0.65

Total from investment operations	(0.26)	0.98	1.48	(2.84)	0.64
Less distributions from:
Net investment income	—	—	—	0.00 ^	—
Net realized gain	—	—	—	—	—

Total distributions	—	—	—	0.00 ^	—

Net asset value, end of year	$6.88	$7.14	$6.16	$4.68	$7.52

Total Return (%)	(3.64)	15.91	31.62	(37.76)	9.30
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.20	1.21	1.23	1.23	1.23
Expenses, before waivers and reimbursements	1.51	1.53	2.28	1.85	1.50
Net investment income (loss), net of waivers and reimbursements	(0.13)	(0.08)	(0.13)	(0.29)	(0.16)
Net investment income (loss), before waivers and reimbursements	(0.44)	(0.40)	(1.18)	(0.91)	(0.43)

	Class I
	Years Ended December 31,
	2011	2010	2009		2008	2007
Net asset value, beginning of year	$7.30	$6.30	$4.77		$7.64	$6.99
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.02	0.01		0.00 ^	0.01
Net realized and unrealized gain (loss) on investments	(0.27)	1.00	1.52		(2.87)	0.64

Total from investment operations	(0.26)	1.01	1.53		(2.87)	0.65
Less distributions from:
Net investment income	0.01	0.01	0.00	^	0.00 ^	0.00	^
Net realized gain	—	—	—		—	—

Total distributions	0.01	0.01	0.00	^	0.00 ^	0.00	^

Net asset value, end of year	$7.03	$7.30	$6.30		$4.77	$7.64

Total Return (%)	(3.54)	16.03	32.17		(37.56)	9.36
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.95	0.96	0.98		0.98	0.98
Expenses, before waivers and reimbursements	1.16	1.16	1.26		1.21	1.20
Net investment income (loss), net of waivers and reimbursements	0.11	0.16	0.12		(0.04)	0.18
Net investment income (loss), before waivers and reimbursements	(0.10)	(0.04)	(0.16)		(0.27)	(0.04)

	Years Ended December 31,
	2011	2010	2009	2008	2007
Supplemental data for all classes:
Net assets at end of year (in thousands)	$24,949	$32,035	$30,311	$23,279	$33,667
Portfolio turnover rate (%)	67	54	88	85	60

^	Amount is between $(0.005) and $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

146 Annual Report	December 31, 2011

Financial Highlights

Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$23.22	$19.99	$11.79	$23.30	$25.41
Income (loss) from investment operations:
Net investment income (loss)	(0.28)	(0.21)	(0.15)	(0.19)	(0.33)
Net realized and unrealized gain (loss) on investments	(2.81)	3.44	8.35	(10.73)	(0.25)

Total from investment operations	(3.09)	3.23	8.20	(10.92)	(0.58)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	—	0.59	1.53

Total distributions	—	—	—	0.59	1.53

Net asset value, end of year	$20.13	$23.22	$19.99	$11.79	$23.30

Total Return (%)	(13.31)	16.16	69.55	(46.85)	(2.15)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.50	1.49
Expenses, before waivers and reimbursements	1.59	1.52	1.55	1.50	1.49
Net investment income (loss), net of waivers and reimbursements	(1.25)	(1.03)	(0.93)	(1.05)	(1.24)
Net investment income (loss), before waivers and reimbursements	(1.34)	(1.05)	(0.98)	(1.05)	(1.24)

	Class I
	Years Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$24.07	$20.64	$12.14	$23.89	$25.94
Income (loss) from investment operations:
Net investment income (loss)	(0.23)	(0.16)	(0.11)	(0.14)	(0.25)
Net realized and unrealized gain (loss) on investments	(2.93)	3.59	8.61	(11.02)	(0.27)

Total from investment operations	(3.16)	3.43	8.50	(11.16)	(0.52)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	—	0.59	1.53

Total distributions	—	—	—	0.59	1.53

Net asset value, end of year	$20.91	$24.07	$20.64	$12.14	$23.89

Total Return (%)	(13.13)	16.62	70.02	(46.70)	(1.88)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.25	1.25	1.20	1.20	1.20
Expenses, before waivers and reimbursements	1.35	1.25	1.20	1.20	1.20
Net investment income (loss), net of waivers and reimbursements	(1.00)	(0.76)	(0.63)	(0.75)	(0.94)
Net investment income (loss), before waivers and reimbursements	(1.10)	(0.76)	(0.63)	(0.75)	(0.94)

	Years Ended December 31,
	2011	2010	2009	2008	2007
Supplemental data for all classes:
Net assets at end of year (in thousands)	$554,738	$891,589	$762,798	$401,627	$1,094,419
Portfolio turnover rate (%)	97	117	122	135	97

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2011	William Blair Funds 147

Financial Highlights

Mid Cap Growth Fund

	Class N
	Years Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.50	$10.08	$7.41	$11.35	$10.46
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.05)	(0.04)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	0.25	2.47	2.71	(3.87)	1.59

Total from investment operations	0.17	2.42	2.67	(3.94)	1.52
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.01	—	—	0.00 ^	0.63

Total distributions	1.01	—	—	0.00 ^	0.63

Net asset value, end of year	$11.66	$12.50	$10.08	$7.41	$11.35

Total Return (%)	1.65	24.01	36.03	(34.71)	14.62
Ratios to average daily net assets (%)
Expenses, net of waivers and reimbursements	1.35	1.35	1.36	1.36	1.38
Expenses, before waivers and reimbursements	1.43	1.42	2.13	2.03	1.67
Net investment income (loss), net of waivers and reimbursements	(0.65)	(0.42)	(0.51)	(0.76)	(0.58)
Net investment income (loss), before waivers and reimbursements	(0.73)	(0.49)	(1.28)	(1.43)	(0.87)

	Class I
	Years Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.68	$10.20	$7.48	$11.42	$10.49
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.02)	(0.02)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	0.25	2.50	2.74	(3.89)	1.60

Total from investment operations	0.20	2.48	2.72	(3.94)	1.56
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.01	—	—	0.00 ^	0.63

Total distributions	1.01	—	—	0.00 ^	0.63

Net asset value, end of year	$11.87	$12.68	$10.20	$7.48	$11.42

Total Return (%)	1.86	24.31	36.36	(34.50)	14.95
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.10	1.10	1.11	1.11	1.12
Expenses, before waivers and reimbursements	1.13	1.15	1.28	1.23	1.37
Net investment income (loss), net of waivers and reimbursements	(0.42)	(0.14)	(0.26)	(0.51)	(0.32)
Net investment income (loss), before waivers and reimbursements	(0.45)	(0.19)	(0.43)	(0.63)	(0.57)

	Years Ended December 31,
	2011	2010	2009	2008	2007
Supplemental data for all classes:
Net assets at end of year (in thousands)	$145,754	$101,248	$70,834	$40,526	$45,393
Portfolio turnover rate (%)	70	73	87	76	66

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

148 Annual Report	December 31, 2011

Financial Highlights

Small-Mid Cap Growth Fund

	Class N
	Years Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$14.40	$11.73	$8.16	$13.10	$12.96
Income (loss) from investment operations:
Net investment income (loss)	(0.11)	(0.09)	(0.06)	(0.03)	(0.12)
Net realized and unrealized gain (loss) on investments	0.03	2.76	3.63	(4.91)	1.71

Total from investment operations	(0.08)	2.67	3.57	(4.94)	1.59
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.32	—	—	0.00 ^	1.45

Total distributions	1.32	—	—	0.00 ^	1.45

Net asset value, end of year	$13.00	$14.40	$11.73	$8.16	$13.10

Total Return (%)	(0.27)	22.76	43.75	(37.71)	12.34
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.35	1.35	1.36	1.36	1.36
Expenses, before waivers and reimbursements	1.46	1.46	1.49	1.41	1.42
Net investment income (loss), net of waivers and reimbursements	(0.77)	(0.76)	(0.60)	(0.26)	(0.79)
Net investment income (loss), before waivers and reimbursements	(0.88)	(0.87)	(0.73)	(0.31)	(0.85)

	Class I
	Years Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$14.68	$11.93	$8.27	$13.24	$13.06
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.06)	(0.03)	0.00 ^	(0.08)
Net realized and unrealized gain (loss) on investments	0.04	2.81	3.69	(4.97)	1.71

Total from investment operations	(0.04)	2.75	3.66	(4.97)	1.63
Less distributions from:
Net investment income	—	—	0.00 ^	—	—
Net realized gain	1.32	—	—	0.00 ^	1.45

Total distributions	1.32	—	0.00 ^	0.00 ^	1.45

Net asset value, end of year	$13.32	$14.68	$11.93	$8.27	$13.24

Total Return (%)	0.01	23.05	44.26	(37.54)	12.54
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.10	1.10	1.11	1.11	1.11
Expenses, before waivers and reimbursements	1.12	1.11	1.18	1.17	1.17
Net investment income (loss), net of waivers and reimbursements	(0.54)	(0.50)	(0.33)	0.03	(0.54)
Net investment income (loss), before waivers and reimbursements	(0.56)	(0.51)	(0.40)	(0.03)	(0.60)

	Years Ended December 31,
	2011	2010	2009	2008	2007
Supplemental data for all classes:
Net assets at end of year (in thousands)	$253,597	$208,065	$146,828	$83,479	$124,501
Portfolio turnover rate (%)	76	93	112	77	80

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2011	William Blair Funds 149

Financial Highlights

Global Growth Fund

	Class N
	Years Ended December 31,
	2011	2010	2009	2008	2007(a)
Net asset value, beginning of year	$8.40	$6.97	$4.96	$9.89	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.02	(0.01)	(0.01)	0.08	0.00 ^
Net realized and unrealized gain (loss) on investments	(0.31)	1.44	2.02	(4.98)	(0.11)

Total from investment operations	(0.29)	1.43	2.01	(4.90)	(0.11)
Less distributions from:
Net investment income	0.01	—	—	0.03	0.00 ^
Net realized gain	—	—	—	—	—

Total distributions	0.01	—	—	0.03	0.00 ^

Net asset value, end of year	$8.10	$8.40	$6.97	$4.96	$9.89

Total Return (%)*	(3.47)	20.52	40.52	(49.52)	(1.10)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.50	1.52	1.55	1.55	1.55
Expenses, before waivers and reimbursements	1.82	1.93	2.61	2.17	2.14
Net investment income (loss), net of waivers and reimbursements	0.29	(0.09)	(0.17)	0.98	(0.08)
Net investment income (loss), before waivers and reimbursements	(0.03)	(0.50)	(1.23)	0.36	(0.67)

	Class I
	Years Ended December 31,
	2011	2010		2009		2008	2007(a)
Net asset value, beginning of year	$8.40	$6.96		$4.94		$9.91	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.04	0.02		0.00	^	0.08	0.00 ^
Net realized and unrealized gain (loss) on investments	(0.31)	1.43		2.02		(4.98)	(0.09)

Total from investment operations	(0.27)	1.44		2.02		(4.90)	(0.09)
Less distributions from:
Net investment income	0.04	0.00	^	0.00	^	0.07	0.00 ^
Net realized gain	—	—		—		—	—

Total distributions	0.04	0.00	^	0.00	^	0.07	0.00 ^

Net asset value, end of year	$8.09	$8.40		$6.96		$4.94	$9.91

Total Return (%)*	(3.26)	20.73		40.90		(49.41)	(0.85)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25	1.27		1.30		1.30	1.30
Expenses, before waivers and reimbursements	1.55	1.62		1.62		1.74	1.89
Net investment income (loss), net of waivers and reimbursements	0.52	0.16		0.05		1.05	0.14
Net investment income (loss), before waivers and reimbursements	0.22	(0.19)		(0.27)		0.61	(0.45)

	Years Ended December 31,
	2011	2010	2009	2008	2007(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$42,574	$44,877	$38,287	$28,005	$45,576
Portfolio turnover rate (%)*	75	96	133	124	63

(a)	For the period October 15, 2007 (Commencement of Operations) to December 31, 2007.
(b)	Excludes $0.00, $0.00, $0.00, $0.00 and $0.00 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2011, 2010, 2009, 2008 and 2007, respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

150 Annual Report	December 31, 2011

Financial Highlights

International Growth Fund

	Class N
	Years Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$21.85	$18.55	$13.12	$29.12	$27.70
Income (loss) from investment operations:
Net investment income (loss) (a)	0.26	0.14	0.07	0.29	0.12
Net realized and unrealized gain (loss) on investments	(3.43)	3.58	5.47	(15.54)	4.77

Total from investment operations	(3.17)	3.72	5.54	(15.25)	4.89
Less distributions from:
Net investment income	—	0.42	0.11	—	0.34
Net realized gain	—	—	—	0.75	3.13

Total distributions	—	0.42	0.11	0.75	3.47

Net asset value, end of year	$18.68	$21.85	$18.55	$13.12	$29.12

Total Return (%)	(14.51)	20.09	42.27	(52.33)	18.13
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.45	1.43	1.45	1.39	1.40
Expenses, before waivers and reimbursements	1.46	1.43	1.46	1.39	1.40
Net investment income (loss), net of waivers and reimbursements	1.22	0.73	0.48	1.29	0.38
Net investment income (loss), before waivers and reimbursements	1.21	0.73	0.47	1.29	0.38

	Class I
	Years Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$22.34	$18.95	$13.40	$29.61	$28.10
Income (loss) from investment operations:
Net investment income (loss) (a)	0.30	0.20	0.12	0.37	0.21
Net realized and unrealized gain (loss) on investments	(3.48)	3.67	5.59	(15.83)	4.86

Total from investment operations	(3.18)	3.87	5.71	(15.46)	5.07
Less distributions from:
Net investment income	0.06	0.48	0.16	—	0.43
Net realized gain	—	—	—	0.75	3.13

Total distributions	0.06	0.48	0.16	0.75	3.56

Net asset value, end of year	$19.10	$22.34	$18.95	$13.40	$29.61

Total Return (%)	(14.23)	20.47	42.63	(52.17)	18.53
Ratios to average daily net assets (%):
Expenses	1.15	1.14	1.17	1.08	1.09
Net investment income (loss)	1.40	0.99	0.74	1.58	0.69

	Years Ended December 31,
	2011	2010	2009	2008	2007
Supplemental data for all classes:
Net assets at end of year (in thousands)	$3,228,902	$5,082,179	$4,473,408	$3,130,938	$8,048,654
Portfolio turnover rate (%)	103	99	121	91	56

(a)	Excludes $0.00, $0.13, $0.08, $(0.18), and $0.09 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2011, 2010, 2009, 2008, and 2007, respectively.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2011	William Blair Funds 151

Financial Highlights

International Equity Fund

	Class N
	Years Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.12	$11.07	$8.35	$16.53	$15.21
Income (loss) from investment operations:
Net investment income (loss) (a)	0.13	0.06	0.09	0.10	0.09
Net realized and unrealized gain (loss) on investments	(1.69)	1.15	2.64	(8.16)	2.55

Total from investment operations	(1.56)	1.21	2.73	(8.06)	2.64
Less distributions from:
Net investment income	—	0.16	0.01	—	0.14
Net realized gain	—	—	—	0.12	1.18

Total distributions	—	0.16	0.01	0.12	1.32

Net asset value, end of year	$10.56	$12.12	$11.07	$8.35	$16.53

Total Return (%)	(12.87)	10.92	32.69	(48.75)	17.68
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.45	1.45	1.45	1.45	1.45
Expenses, before waivers and reimbursements	1.60	1.66	1.59	1.45	1.47
Net investment income (loss), net of waivers and reimbursements	1.09	0.55	1.03	0.80	0.52
Net investment income (loss), before waivers and reimbursements	0.94	0.34	0.89	0.80	0.50

	Class I
	Years Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$12.22	$11.16	$8.44	$16.66	$15.31
Income (loss) from investment operations:
Net investment income (loss) (a)	0.17	0.10	0.08	0.15	0.13
Net realized and unrealized gain (loss) on investments	(1.72)	1.15	2.70	(8.25)	2.57

Total from investment operations	(1.55)	1.25	2.78	(8.10)	2.70
Less distributions from:
Net investment income	—	0.19	0.06	—	0.17
Net realized gain	—	—	—	0.12	1.18

Total distributions	—	0.19	0.06	0.12	1.35

Net asset value, end of year	$10.67	$12.22	$11.16	$8.44	$16.66

Total Return (%)	(12.68)	11.19	32.93	(48.61)	17.97
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.20	1.20	1.20	1.20	1.20
Expenses, before waivers and reimbursements	1.33	1.28	1.39	1.22	1.25
Net investment income (loss), net of waivers and reimbursements	1.43	0.88	0.86	1.12	0.76
Net investment income (loss), before waivers and reimbursements	1.30	0.80	0.67	1.10	0.71

	Years Ended December 31,
	2011	2010	2009	2008	2007
Supplemental data for all classes:
Net assets at end of year (in thousands)	$75,657	$178,055	$298,168	$228,486	$408,609
Portfolio turnover rate (%)	99	71	88	92	70

(a)	Excludes $0.00, $0.04, $0.00, $0.00, and $(0.07) of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2011, 2010, 2009, 2008, and 2007, respectively.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

152 Annual Report	December 31, 2011

Financial Highlights

International Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$13.07	$10.40	$6.62	$13.98	$13.37
Income (loss) from investment operations:
Net investment income (loss) (a)	0.07	0.03	(0.01)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	(1.66)	2.66	3.79	(7.22)	1.72

Total from investment operations	(1.59)	2.69	3.78	(7.24)	1.70
Less distributions from:
Net investment income	0.12	0.02	—	—	0.05
Net realized gain	—	—	—	0.12	1.04

Total distributions	0.12	0.02	—	0.12	1.09

Net asset value, end of year	$11.36	$13.07	$10.40	$6.62	$13.98

Total Return (%)	(12.16)	25.88	57.10	(51.82)	13.06
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.64	1.55	1.65	1.65	1.60
Expenses, before waivers and reimbursements	1.64	1.55	1.83	1.62	1.60
Net investment income (loss), net of waivers and reimbursements	0.55	0.30	(0.16)	(0.20)	(0.16)
Net investment income (loss), before waivers and reimbursements	0.55	0.30	(0.34)	(0.17)	(0.16)

	Class I
	Years Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$13.19	$10.49	$6.67	$14.01	$13.41
Income (loss) from investment operations:
Net investment income (loss) (a)	0.12	0.07	0.01	0.01	0.03
Net realized and unrealized gain (loss) on investments	(1.69)	2.68	3.83	(7.23)	1.71

Total from investment operations	(1.57)	2.75	3.84	(7.22)	1.74
Less distributions from:
Net investment income	0.16	0.05	0.02	—	0.10
Net realized gain	—	—	—	0.12	1.04

Total distributions	0.16	0.05	0.02	0.12	1.14

Net asset value, end of year	$11.46	$13.19	$10.49	$6.67	$14.01

Total Return (%)	(11.84)	26.24	57.51	(51.56)	13.34
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.28	1.25	1.31	1.31	1.29
Expenses, before waivers and reimbursements	1.28	1.25	1.31	1.28	1.29
Net investment income (loss), net of waivers and reimbursements	0.92	0.61	0.11	0.11	0.18
Net investment income (loss), before waivers and reimbursements	0.92	0.61	0.11	0.14	0.18

	Years Ended December 31,
	2011	2010	2009	2008	2007
Supplemental data for all classes:
Net assets at end of year (in thousands)	$718,221	$646,951	$390,851	$291,988	$401,459
Portfolio turnover rate (%)*	85	85	136	78	88

(a)	Excludes $0.00, $0.15, $0.01, $(0.02), and $0.05 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2011, 2010, 2009, 2008, and 2007, respectively.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2011	William Blair Funds 153

Financial Highlights

Emerging Markets Growth Fund

	Class N
	Years Ended December 31,
	2011	2010	2009		2008	2007
Net asset value, beginning of year	$15.76	$12.87	$7.46		$21.92	$19.42
Income (loss) from investment operations:
Net investment income (loss) (a)	0.07	(0.01)	0.00	^	0.11	(0.10)
Net realized and unrealized gain (loss) on investments	(2.84)	3.02	5.51		(13.63)	7.23

Total from investment operations	(2.77)	3.01	5.51		(13.52)	7.13
Less distributions from:
Net investment income	—	0.12	0.10		—	0.09
Net realized gain	1.83	—	—		0.94	4.54

Total distributions	1.83	0.12	0.10		0.94	4.63

Net asset value, end of year	$11.16	$15.76	$12.87		$7.46	$21.92

Total Return (%)	(17.29)	23.44	73.85		(61.71)	37.75
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.68	1.63	1.70		1.67	1.65
Expenses, before waivers and reimbursements	1.68	1.63	1.81		1.65	1.69
Net investment income (loss), net of waivers and reimbursements	0.48	(0.05)	0.04		0.65	(0.45)
Net investment income (loss), before waivers and reimbursements	0.48	(0.05)	(0.07)		0.67	(0.49)

	Class I
	Years Ended December 31,
	2011	2010	2009		2008	2007
Net asset value, beginning of year	$15.87	$12.95	$7.51		$21.99	$19.47
Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	0.04	0.03		0.15	(0.04)
Net realized and unrealized gain (loss) on investments	(2.85)	3.03	5.54		(13.69)	7.26

Total from investment operations	(2.74)	3.07	5.57		(13.54)	7.22
Less distributions from:
Net investment income	0.05	0.15	0.13		—	0.16
Net realized gain	1.83	—	—		0.94	4.54

Total distributions	1.88	0.15	0.13		0.94	4.70

Net asset value, end of year	$11.25	$15.87	$12.95		$7.51	$21.99

Total Return (%)	(17.00)	23.77	74.18		(61.60)	38.13
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.38	1.36	1.41		1.41	1.40
Expenses, before waivers and reimbursements	1.38	1.36	1.41		1.39	1.40
Net investment income (loss), net of waivers and reimbursements	0.77	0.26	0.31		0.91	(0.20)
Net investment income (loss), before waivers and reimbursements	0.77	0.26	0.31		0.93	(0.20)

	Years Ended December 31,
	2011	2010	2009	2008	2007
Supplemental data for all classes:
Net assets at end of year (in thousands)	$817,846	$1,250,543	$1,038,260	$385,588	$1,165,854
Portfolio turnover rate (%)	104	121	113	118	100

(a)	Excludes $0.00, $0.11, $0.15, $(0.09), and $0.21 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2011, 2010, 2009, 2008, and 2007, respectively.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

154 Annual Report	December 31, 2011

Financial Highlights

Emerging Leaders Growth Fund

	Class N
	Periods Ended December 31,
	2011	2010(a)
Net asset value, beginning of year	$10.34	$8.80
Income (loss) from investment operations:
Net investment income (loss) (c)	0.04	(0.02)
Net realized and unrealized gain (loss) on investments	(2.08)	1.64

Total from investment operations	(2.04)	1.62
Less distributions from:
Net investment income	—	0.02
Net realized gain	0.62	0.06

Total distributions	0.62	0.08

Net asset value, end of year	$7.68	$10.34

Total Return (%)*	(19.55)	18.43
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.65	1.65
Expenses, before waivers and reimbursements	1.83	1.71
Net investment income (loss), net of waivers and reimbursements	0.44	(0.38)
Net investment income (loss), before waivers and reimbursements	0.26	(0.44)

	Class I
	Periods Ended December 31,
	2011	2010	2009	2008(b)
Net asset value, beginning of year	$10.35	$8.43	$4.79	$10.00
Income (loss) from investment operations:
Net investment income (loss) (c)	0.06	0.02	0.02	0.04
Net realized and unrealized gain (loss) on investments	(2.08)	1.98	3.73	(5.25)

Total from investment operations	(2.02)	2.00	3.75	(5.21)
Less distributions from:
Net investment income	0.05	0.02	0.11	0.00 ^
Net realized gain	0.62	0.06	—	—
Return of capital	0.00 ^	—	—	—

Total distributions	0.67	0.08	0.11	0.00 ^

Net asset value, end of year	$7.66	$10.35	$8.43	$4.79

Total Return (%)*	(19.34)	23.70	78.38	(52.09)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.40	1.40	1.40	1.40
Expenses, before waivers and reimbursements	1.58	1.52	1.54	1.56
Net investment income (loss), net of waivers and reimbursements	0.69	0.25	0.37	0.70
Net investment income (loss), before waivers and reimbursements	0.51	0.13	0.23	0.54

	Periods Ended December 31,
	2011	2010	2009	2008(b)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$47,822	$94,901	$115,136	$46,676
Portfolio turnover rate (%)*	142	176	176	151

(a)	For the period May 3, 2010 (Commencement of Operations) to December 31, 2010.
(b)	For the period March 26, 2008 (Commencement of Operations) to December 31, 2008.
(c)	Excludes $0.00, $0.96, $1.29 and $0.00 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2011, 2010, 2009 and 2008 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2011	William Blair Funds 155

Financial Highlights

Emerging Markets Small Cap Growth Fund

Class N
Period Ended December 31,
2011(b)
Net asset value, beginning of year	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.00 ^
Net realized and unrealized gain (loss) on investments	(0.27)

Total from investment operations	(0.27)
Less distributions from:
Net investment income	—
Net realized gain	—

Total distributions	—

Net asset value, end of year	$9.73

Total Return (%)*	(2.70)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.65
Expenses, before waivers and reimbursements	9.53
Net investment income (loss), net of waivers and reimbursements	0.08
Net investment income (loss), before waivers and reimbursements	(7.80)

Class I
Period Ended December 31,
2011(b)
Net asset value, beginning of year	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.01
Net realized and unrealized gain (loss) on investments	(0.28)

Total from investment operations	(0.27)
Less distributions from:
Net investment income	—
Net realized gain	—

Total distributions	—

Net asset value, end of year	$9.73

Total Return (%)*	(2.70)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.40
Expenses, before waivers and reimbursements	9.28
Net investment income (loss), net of waivers and reimbursements	0.33
Net investment income (loss), before waivers and reimbursements	(7.55)

Period Ended December 31,
2011(b)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$3,272
Portfolio turnover rate (%)*	17

(a)	Excludes $0.00 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for 2011.
(b)	For the period October 24, 2011 (Commencement of Operations) to December 31, 2011.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

156 Annual Report	December 31, 2011

Financial Highlights

Large Cap Value Fund

Class N
Period Ended December 31,
2011(a)
Net asset value, beginning of year	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.03
Net realized and unrealized gain (loss) on investments	(0.05)

Total from investment operations	(0.02)
Less distributions from:
Net investment income	0.03
Net realized gain	0.00 ^

Total distributions	0.03

Net asset value, end of year	$9.95

Total Return (%)*	(0.19)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.20
Expenses, before waivers and reimbursements	7.83
Net investment income (loss), net of waivers and reimbursements	1.41
Net investment income (loss), before waivers and reimbursements	(5.22)

Class I
Period Ended December 31,
2011(a)
Net asset value, beginning of year	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.03
Net realized and unrealized gain (loss) on investments	(0.05)

Total from investment operations	(0.02)
Less distributions from:
Net investment income	0.03
Net realized gain	0.00 ^

Total distributions	0.03

Net asset value, end of year	$9.95

Total Return (%)*	(0.19)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.95
Expenses, before waivers and reimbursements	7.58
Net investment income (loss), net of waivers and reimbursements	1.66
Net investment income (loss), before waivers and reimbursements	(4.97)

Period Ended December 31,
2011(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$2,453
Portfolio turnover rate (%)*	5

(a)	For the period October 24, 2011 (Commencement of Operations) to December 31, 2011.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2011	William Blair Funds 157

Financial Highlights

Small Cap Value Fund

	Class N
	Years Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$13.71	$10.49	$8.33	$11.31	$16.27
Income (loss) from investment operations:
Net investment income (loss)	0.00 ^	0.03	0.06	0.09	0.02
Net realized and unrealized gain (loss) on investments	(0.97)	3.22	2.13	(3.02)	(0.96)

Total from investment operations	(0.97)	3.25	2.19	(2.93)	(0.94)
Less distributions from:
Net investment income	0.02	0.03	0.03	0.05	—
Net realized gain	0.46	—	—	—	4.02
Return of capital	0.00 ^	—	—	—	—

Total distributions	0.48	0.03	0.03	0.05	4.02

Net asset value, end of year	$12.26	$13.71	$10.49	$8.33	$11.31

Total Return (%)	(6.95)	30.94	26.24	(25.85)	(5.54)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.38	1.33	1.29	1.29	1.33
Expenses, before waivers and reimbursements	1.60	1.57	1.78	1.82	1.66
Net investment income (loss), net of waivers and reimbursements	(0.01)	0.25	0.68	0.84	0.10
Net investment income (loss), before waivers and reimbursements	(0.23)	0.01	0.19	0.31	(0.23)

	Class I
	Years Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$13.93	$10.65	$8.45	$11.50	$16.51
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.05	0.08	0.11	0.09
Net realized and unrealized gain (loss) on investments	(0.98)	3.27	2.16	(3.08)	(1.01)

Total from investment operations	(0.95)	3.32	2.24	(2.97)	(0.92)
Less distributions from:
Net investment income	0.03	0.04	0.04	0.08	0.07
Net realized gain	0.46	—	—	—	4.02
Return of capital	0.02	—	—	—	—

Total distributions	0.51	0.04	0.04	0.08	4.09

Net asset value, end of year	$12.47	$13.93	$10.65	$8.45	$11.50

Total Return (%)	(6.68)	31.16	26.56	(25.77)	(5.31)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.14	1.10	1.09	1.09	1.09
Expenses, before waivers and reimbursements	1.30	1.29	1.50	1.57	1.37
Net investment income (loss), net of waivers and reimbursements	0.26	0.43	0.86	1.06	0.52
Net investment income (loss), before waivers and reimbursements	0.10	0.24	0.45	0.58	0.24

	Years Ended December 31,
	2011	2010	2009	2008	2007
Supplemental data for all classes:
Net assets at end of year (in thousands)	$231,398	$164,499	$54,859	$36,249	$47,118
Portfolio turnover rate (%)	65	71	62	87	102

^	Amount less than $0.005 per share

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

158 Annual Report	December 31, 2011

Financial Highlights

Mid Cap Value Fund

	Class N
	Periods Ended December 31,
	2011	2010(a)
Net asset value, beginning of year	$10.75	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.09
Net realized and unrealized gain (loss) on investments	(0.17)	0.74

Total from investment operations	(0.05)	0.83
Less distributions from:
Net investment income	0.09	0.06
Net realized gain	0.13	0.02

Total distributions	0.22	0.08

Net asset value, end of year	$10.48	$10.75

Total Return (%)*	(0.34)	8.36
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.35	1.35
Expenses, before waivers and reimbursements	3.85	5.09
Net investment income (loss), net of waivers and reimbursements	1.15	0.92
Net investment income (loss), before waivers and reimbursements	(1.35)	(2.82)

	Class I
	Periods Ended December 31,
	2011	2010(a)
Net asset value, beginning of year	$10.76	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.11
Net realized and unrealized gain (loss) on investments	(0.17)	0.75

Total from investment operations	(0.04)	0.86
Less distributions from:
Net investment income	0.11	0.08
Net realized gain	0.13	0.02

Total distributions	0.24	0.10

Net asset value, end of year	$10.48	$10.76

Total Return (%)*	(0.25)	8.66
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.10	1.10
Expenses, before waivers and reimbursements	3.60	4.92
Net investment income (loss), net of waivers and reimbursements	1.20	1.10
Net investment income (loss), before waivers and reimbursements	(1.30)	(2.72)

	Periods Ended December 31,
	2011	2010(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$4,573	$3,393
Portfolio turnover rate (%)*	69	35

(a)	For the period May 3, 2010 (Commencement of Operations) to December 31, 2010.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2011	William Blair Funds 159

Financial Highlights

Small-Mid Cap Value Fund

	Class N
	Period Ended December 31,
	2011(a)
Net asset value, beginning of year	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.00	^
Net realized and unrealized gain (loss) on investments	0.45

Total from investment operations	0.45
Less distributions from:
Net investment income	—
Net realized gain	—

Total distributions	—

Net asset value, end of year	$10.45

Total Return (%)*	4.50
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.40
Expenses, before waivers and reimbursements	18.68
Net investment income (loss), net of waivers and reimbursements	0.53
Net investment income (loss), before waivers and reimbursements	(16.75)

	Class I
	Period Ended December 31,
	2011(a)
Net asset value, beginning of year	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.00	^
Net realized and unrealized gain (loss) on investments	0.45

Total from investment operations	0.45
Less distributions from:
Net investment income	—
Net realized gain	—

Total distributions	—

Net asset value, end of year	$10.45

Total Return (%)*	4.50
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.15
Expenses, before waivers and reimbursements	18.43
Net investment income (loss), net of waivers and reimbursements	0.79
Net investment income (loss), before waivers and reimbursements	(16.49)

Period Ended December 31,
2011(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$2,156
Portfolio turnover rate (%)*	1

(a)	For the period December 15, 2011 (Commencement of Operations) to December 31, 2011.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

160 Annual Report	December 31, 2011

Financial Highlights

Bond Fund

	Class N
	Periods Ended December 31,
	2011	2010	2009	2008	2007(a)
Net asset value, beginning of year	$10.70	$10.40	$9.82	$10.07	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.43	0.46	0.48	0.47	0.31
Net realized and unrealized gain (loss) on investments	0.34	0.35	0.59	(0.31)	0.02

Total from investment operations	0.77	0.81	1.07	0.16	0.33
Less distributions from:
Net investment income	0.47	0.48	0.49	0.41	0.26
Net realized gain	0.09	0.03	—	—	—

Total distributions	0.56	0.51	0.49	0.41	0.26

Net asset value, end of year	$10.91	$10.70	$10.40	$9.82	$10.07

Total Return (%)*	7.41	7.86	11.11	1.64	3.38
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.65	0.65	0.65	0.65	0.65
Expenses, before waivers and reimbursements	0.76	0.70	1.40	2.47	0.81
Net investment income (loss), net of waivers and reimbursements	3.97	4.25	4.76	4.69	4.80
Net investment income (loss), before waivers and reimbursements	3.86	4.20	4.01	2.87	4.64

	Class I
	Periods Ended December 31,
	2011	2010	2009	2008	2007(a)
Net asset value, beginning of year	$10.59	$10.31	$9.72	$10.04	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.45	0.47	0.49	0.48	0.32
Net realized and unrealized gain (loss) on investments	0.33	0.33	0.59	(0.31)	0.02

Total from investment operations	0.78	0.80	1.08	0.17	0.34
Less distributions from:
Net investment income	0.49	0.49	0.49	0.49	0.30
Net realized gain	0.09	0.03	—	—	—

Total distributions	0.58	0.52	0.49	0.49	0.30

Net asset value, end of year	$10.80	$10.59	$10.31	$9.72	$10.04

Total Return (%)*	7.62	7.89	11.40	1.72	3.50
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.50	0.50	0.50	0.50	0.50
Expenses, before waivers and reimbursements	0.55	0.55	0.58	0.71	0.67
Net investment income (loss), net of waivers and reimbursements	4.17	4.41	4.92	4.90	4.95
Net investment income (loss), before waivers and reimbursements	4.12	4.36	4.84	4.69	4.78

	Periods Ended December 31,
	2011	2010	2009	2008	2007(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$232,016	$192,776	$147,344	$74,613	$68,483
Portfolio turnover rate (%)*	28	25	29	52	38

(a)	For the period May 1, 2007 (Commencement of Operations) to December 31, 2007.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2011	William Blair Funds 161

Financial Highlights

Income Fund

	Class N
	Years Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$9.22	$9.07	$8.69	$9.29	$9.74
Income (loss) from investment operations:
Net investment income (loss)	0.32	0.35	0.40	0.37	0.45
Net realized and unrealized gain (loss) on investments	0.15	0.19	0.44	(0.59)	(0.35)

Total from investment operations	0.47	0.54	0.84	(0.22)	0.10

Less distributions from:
Net investment income	0.37	0.39	0.46	0.38	0.55
Net realized gain	—	—	—	—	—

Total distributions	0.37	0.39	0.46	0.38	0.55

Net asset value, end of year	$9.32	$9.22	$9.07	$8.69	$9.29

Total Return (%)	5.21	6.04	9.88	(2.46)	1.08
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.85	0.85	0.85	0.90	0.79
Expenses, before waivers and reimbursements	0.91	0.85	0.93	0.93	0.81
Net investment income (loss), net of waivers and reimbursements	3.40	3.79	4.48	4.38	4.73
Net investment income (loss), before waivers and reimbursements	3.34	3.79	4.41	4.35	4.71

	Class I
	Years Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$9.15	$9.00	$8.64	$9.30	$9.69
Income (loss) from investment operations:
Net investment income (loss)	0.34	0.37	0.41	0.39	0.47
Net realized and unrealized gain (loss) on investments	0.15	0.19	0.43	(0.59)	(0.34)

Total from investment operations	0.49	0.56	0.84	(0.20)	0.13

Less distributions from:
Net investment income	0.39	0.41	0.48	0.46	0.52
Net realized gain	—	—	—	—	—

Total distributions	0.39	0.41	0.48	0.46	0.52

Net asset value, end of year	$9.25	$9.15	$9.00	$8.64	$9.30

Total Return (%)	5.46	6.33	9.89	(2.26)	1.36
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.64	0.63	0.66	0.72	0.60
Net investment income (loss), net of waivers and reimbursements	3.66	4.01	4.67	4.57	4.91

	Years Ended December 31,
	2011	2010	2009	2008	2007
Supplemental data for all classes:
Net assets at end of year (in thousands)	$111,985	$113,277	$117,608	$140,435	$204,630
Portfolio turnover rate (%)	39	29	40	38	34

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

162 Annual Report	December 31, 2011

Financial Highlights

Low Duration Fund

	Class N
	Periods Ended December 31,
	2011	2010	2009(a)
Net asset value, beginning of year	$9.90	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.13	0.01
Net realized and unrealized gain (loss) on investments	0.02	0.05	(0.07)

Total from investment operations	0.17	0.18	(0.06)
Less distributions from:
Net investment income	0.25	0.21	0.01
Net realized gain	—	—	—

Total distributions	0.25	0.21	0.01

Net asset value, end of year	$9.82	$9.90	$9.93

Total Return (%)*	1.73	1.86	(0.60)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.70	0.70	0.70
Expenses, before waivers and reimbursements	0.73	0.78	0.94
Net investment income (loss), net of waivers and reimbursements	1.52	1.33	1.27
Net investment income (loss), before waivers and reimbursements	1.49	1.25	1.03

	Class I
	Periods Ended December 31,
	2011	2010	2009(a)
Net asset value, beginning of year	$9.89	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.15	0.01
Net realized and unrealized gain (loss) on investments	0.02	0.04	(0.07)

Total from investment operations	0.19	0.19	(0.06)
Less distributions from:
Net investment income	0.26	0.23	0.01
Net realized gain	—	—	—

Total distributions	0.26	0.23	0.01

Net asset value, end of year	$9.82	$9.89	$9.93

Total Return (%)*	1.99	1.89	(0.59)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.55	0.55	0.55
Expenses, before waivers and reimbursements	0.58	0.63	0.79
Net investment income (loss), net of waivers and reimbursements	1.67	1.46	1.39
Net investment income (loss), before waivers and reimbursements	1.64	1.38	1.15

	Periods Ended December 31,
	2011	2010	2009(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$157,147	$143,470	$95,134
Portfolio turnover rate (%)*	43	51	—

(a)	For the period December 1, 2009 (Commencement of Operations) to December 31, 2009.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2011	William Blair Funds 163

Financial Highlights

Ready Reserves Fund

	Class N
	Years Ended December 31,
	2011		2010		2009		2008	2007
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.00	^	0.00	^	0.00	^	0.02	0.05
Net realized and unrealized gain (loss) on investments	—		—		—		—	—

Total from investment operations	0.00	^	0.00	^	0.00	^	0.02	0.05
Less distributions from:
Net investment income	0.00	^	0.00	^	0.00	^	0.02	0.05
Net realized gain	—		—		—		—	—

Total distributions	0.00	^	0.00	^	0.00	^	0.02	0.05

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total Return (%)	0.01		0.01		0.10		2.20	4.75
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.14		0.24		0.46		0.60	0.63
Expenses, before waivers and reimbursements	0.62		0.61		0.66		0.60	0.63
Net investment income (loss), net of waivers and reimbursements	0.01		0.01		0.11		2.12	4.63
Net investment income (loss), before waivers and reimbursements	(0.47)		(0.36)		(0.09)		2.12	4.63

	Years Ended December 31,
	2011	2010	2009	2008	2007
Supplemental data for all classes:
Net assets at end of year (in thousands)	$1,271,746	$1,216,543	$1,352,901	$1,841,189	$1,399,537

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

164 Annual Report	December 31, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

William Blair Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Cap Growth Fund, Global Growth Fund, International Growth Fund, International Equity Fund, International Small Cap Growth Fund, Emerging Markets Growth Fund, Emerging Leaders Growth Fund, Emerging Markets Small Cap Growth Fund, Large Cap Value Fund, Small Cap Value Fund, Mid Cap Value Fund, Small-Mid Cap Value Fund, Bond Fund, Income Fund, Low Duration Fund and Ready Reserves Fund (collectively, the Portfolios) (twenty of the Portfolios constituting William Blair Funds) as of December 31, 2011, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position for each of the above mentioned Portfolios of William Blair Funds at December 31, 2011, the results of their operations, the changes in their net assets and financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 23, 2012

December 31, 2011	William Blair Funds 165

Trustees and Officers (Unaudited). The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees
Michelle R. Seitz, 1965*	Chairperson of the Board of Trustees and President	Trustee since 2002; Chairperson since 2010 Since 2007	Principal, William Blair & Company, L.L.C.; Limited Partner, WB Holdings, L.P. (since November 2008); Member, WBC GP, L.L.P. (since November 2008)	23	Director, William Blair SICAV

Richard W. Smirl, 1967*	Trustee and Senior Vice President	Trustee since 2010 and Senior Vice President Since 2007	Principal, William Blair & Company, L.L.C.	23	Director, William Blair SICAV

Non-Interested Trustees
Ann P. McDermott, 1939	Trustee	Since 1996	Board member and officer for various civic and charitable organizations over the past thirty years; professional experience prior thereto, registered representative for New York Stock Exchange firm	23	Northwestern University, Women’s Board; Rush Presbyterian St. Luke’s Medical Center, Women’s Board; University of Chicago, Women’s Board; Visiting Nurses Association, Honorary Director

Phillip O. Peterson, 1944	Trustee	Since 2007	Retired; formerly, President, Strong Mutual Funds, 2004-2005; formerly, Partner, KPMG LLP	23	The Hartford Group of Mutual Funds (87 portfolios)

Lisa A. Pollina, 1965	Trustee	Since 2011	Senior Advisor to head of RBC Financial Group’s International Banking and Insurance division since 2010; formerly, Bank of America Corporation, Global Financial Institutions Executive from 2006-2008 and multiple Advisory from 2008-2010; prior thereto, Managing Partner, Bordeaux Capital from 2002-2006.	23	Darkstrand, high-speed fiber optic network provider (2009 to 2010); Jane Addams Hull House Association, Board of Trustees (2003 to 2009)

Donald J. Reaves, 1946	Trustee	Since 2004	Chancellor, Winston-Salem State University since 2007; formerly, Vice President for Administration and Chief Financial Officer, University of Chicago 2002-2007.	23	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company

Donald L. Seeley, 1944	Trustee	Since 2003	Retired; formerly, Director, Applied Investment Management Program, University of Arizona Department of Finance, prior thereto, Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	23	Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer; Center for Furniture Craftsmanship (not-for-profit)
166 Annual Report	December 31, 2011

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. Companies; Director and Investment Committee Chairman of the US Accenture Foundation, Inc.; prior to 2005, Managing Partner of various divisions at Accenture	23	Mutual Trust Financial Group, provider of insurance and investment products; Board Member First MetLife Investors Insurance Company, NY Chartered Company for Metropolitan Life Insurance

Officers
Michael P. Balkin, 1959	Senior Vice President Vice President	Since 2009 2008-2009	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Partner, Magnetar Capital		N/A

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.		N/A

David C. Fording, 1967	Senior Vice President Vice President	Since 2009 2006-2009	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Portfolio Manager, TIAA-CREF.		N/A

James S. Golan, 1961	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C.		N/A

W. George Greig, 1952	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.		N/A

Michael A. Jancosek, 1959	Senior Vice President	Since 2004	Principal, William Blair & Company L.L.C.		N/A

John F. Jostrand, 1954	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.		N/A

Chad M. Kilmer, 1975	Senior Vice President Vice President	Since 2011 Since 2006	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former analyst and Portfolio Manager U.S. Bancorp Asset Management.		N/A

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.		Chairman, AG. Med, Inc.

Mark T. Leslie, 1967	Senior Vice President Vice President	Since 2008 2005-2008	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.		N/A

Matthew A. Litfin, 1972	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.		N/A

Kenneth J. McAtamney 1966	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.		N/A
December 31, 2011	William Blair Funds 167

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer
Todd M. McClone, 1968	Senior Vice President Vice President	Since 2006 2005-2006	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A N/A

David Merjan, 1960	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

David S. Mitchell, 1960	Senior Vice President	Since 2004	Principal, William Blair & Company, L.L.C.	N/A

David P. Ricci, 1958	Senior Vice President	Since 2006	Principal, William Blair & Company, L.L.C.	N/A

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.	N/A

Christopher T. Vincent, 1956	Senior Vice President	Since 2004	Principal, William Blair & Company, L.L.C.	N/A

Kathleen M. Lynch, 1971	Vice President	Since 2010	Associate, William Blair & Company, L.L.C.	N/A

Paul J. Sularz, 1967	Vice President	Since 2009	Associate, William Blair & Company, L.L.C.; Vice President, J.P. Morgan Securities, Inc.	N/A

David F. Hone, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Portfolio Manager Large Cap Value, Deutsche Asset Management (2002-2010)	N/A

John Abunassar, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2009-2011); prior thereto. President and CEO of Allegiant Asset	N/A

Peter Carl, 1967	Vice President	Since 2011	Associate, William Blair & Company L.L.C. (since 2011); prior thereto, Portfolio Manager, Guidance Capital LLC (2006-2011)	N/A

D. Trowbridge Elliman III, 1957	Vice President	Since 2011	Associate, William Blair & Company L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2001-2011)	N/A

Christopher Walvoord, 1966	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2002-2011)	N/A

Brian Ziv, 1957	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2001-2011)	N/A
168 Annual Report	December 31, 2011

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years (2)	Other Directorships Held by Trustee/Officer

Brian D. Singer, 1960	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Managing Partner, Singer Partners, LLC (2009-2011); prior thereto, UBS Global Asset Management (Americas) Inc. (2003-2007)	N/A

Edwin Denson, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Managing Partner, Singer Partners, LLC (2009-2011); prior thereto, UBS Global Asset Management (Americas) Inc. (2001-2009)	N/A

Thomas Clarke, 1968	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Managing Partner, Singer Partners, LLC (2009-2011); prior thereto, UBS Global Asset Management (Americas) Inc. (2000-2009)	N/A

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair & Company, L.L.C.; Associate Counsel and Chief Compliance Officer, Calamos Investments; Assistant General Counsel, American Century Investments.	N/A

Colette M. Garavalia, 1961	Treasurer	Since 2009	Associate, William Blair & Company, L.L.C.	N/A

	Secretary	2000-2009	Associate, William Blair & Company, L.L.C.	N/A

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair & Company, L.L.C.; Associate, Bell, Boyd & Lloyd, LLP; Associate, Sidley Austin LLP	N/A

John M. Raczek, 1970	Assistant Treasurer	Since 2010	Associate, William Blair & Company, L.L.C.; Manager, Calamos Investments	N/A

*	Ms. Seitz and Mr. Smirl are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Fund’s investment advisor, principal underwriter and distributor.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the earlier of (a) the non-interested Trustee’s 72nd birthday or (b) the 15th anniversary of the date that the non-interested Trustee was first elected or appointed as a member of the Board of Trustees. The Fund’s officers, except the Chief Compliance Officer, are elected annually by the Trustees. The Fund’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of the non-interested Trustees.
(2)	In November 2008, all principals of William Blair & Company, L.L.C. also became limited partners in WB Holdings, L.P.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

December 31, 2011	William Blair Funds 169

Trust’s Management Agreement

Approval of the Management Agreement for the William Blair Large Cap Value Fund and the William Blair Emerging Markets Small Cap Growth Fund

On July 26, 2011, the Board of Trustees (the “Board”) of William Blair Funds (the “Trust”), including the Trustees who are not interested persons of the Trust as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the Management Agreement between the Trust, on behalf of each of the William Blair Large Cap Value Fund and the William Blair Emerging Markets Small Cap Growth Fund (each a “Fund” and collectively, the “Funds”), and William Blair & Company, L.L.C. (the “Advisor”). On July 25 and 26, 2011, the Board met to consider the approval of the Management Agreement for each Fund. On July 25, 2011, the Independent Trustees also met independently of Trust management and the interested Trustees of the Trust to consider the approval of the Management Agreement for each Fund. The Independent Trustees reviewed materials provided by the Advisor for the approval of the Management Agreement for each Fund and were assisted by independent legal counsel in making their determination. The Board considered the following factors in making its determination, but did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of services expected to be provided by the Advisor to the Funds, the Board noted that the Advisor is a quality firm with a reputation for integrity and honesty that employs high quality people. The Board considered biographical information about the proposed portfolio managers for the Funds, financial information regarding the Advisor, the compliance regime created by the Advisor and the proposed financial support of the Funds. With respect to the William Blair Large Cap Value Fund, the Board noted that the proposed portfolio manager had recently joined the Advisor and it had met with the proposed portfolio manager to discuss the Fund. The Board also considered the Advisor’s past experience managing the William Blair Small Cap Value Fund and the William Blair Mid Cap Value Fund. With respect to the Emerging Markets Small Cap Growth Fund, the Board considered that the proposed portfolio managers currently managed or co-managed the William Blair Emerging Markets Growth Fund, the William Blair Emerging Leaders Growth Fund and the William Blair International Small Cap Growth Fund. The Board also considered the Advisor’s experience in managing new funds. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Advisor to the Funds were expected to be satisfactory.

Fees and Expenses. The Board reviewed the proposed advisory fee for each Fund and reviewed information comparing each Fund’s advisory fee to separate peer groups of funds provided by Lipper Inc. With respect to the William Blair Large Cap Value Fund, the Lipper peer group for the Fund consisted of other no-load large cap value funds. With respect to the William Blair Emerging Markets Small Cap Growth Fund, the Lipper peer group for the Fund consisted of other no-load international small-/mid-cap growth funds and no-load international multi-cap value funds. In considering the information, the Board noted that the proposed advisory fee for the William Blair Large Cap Value Fund was below the median of its Lipper peer group and that the proposed advisory fee for the William Blair Emerging Markets Small Cap Growth Fund was above the median of its Lipper peer group. The Board reviewed the Advisor’s management fees for the Emerging Markets Growth Fund and the Emerging Leaders Growth Fund. The Board also considered that the Advisor had proposed to limit total expenses for each Fund, including waiving advisory fees, if necessary. On the basis of the information provided, the Board concluded that the proposed advisory fee for each Fund was reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Advisor.

Profitability. With respect to the estimated profitability of the Management Agreement to the Advisor for each Fund, the Board considered the proposed advisory fee for each Fund, that each Fund was newly organized and had no assets and the Advisor’s agreement to limit total expenses for each Fund. The Board concluded that the expected profits to be realized by the Advisor with respect to each Fund were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect these economies of scale. The Board considered whether the proposed advisory fee for each Fund was reasonable in relation to the projected asset size of the Fund. In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board reviewed each Fund’s advisory fee compared to peer funds, each Fund’s projected asset size, each Fund’s estimated expense ratios and the Advisor’s agreement to limit total expenses for each Fund, and concluded that the advisory fee for each Fund was reasonable.

Other Benefits to the Advisor. The Board considered benefits to be derived by the Advisor from its relationship with the Funds. The Board concluded that, after taking into account these benefits, the proposed advisory fee for each Fund was reasonable.

170 Annual Report	December 31, 2011

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement for each Fund are fair and reasonable and that the approval of the Management Agreement is in the best interests of each Fund.

Approval of the Management Agreement for the William Blair Small-Mid Cap Value Fund

On October 25, 2011, the Board of Trustees (the “Board”) of William Blair Funds (the “Trust”), including the Trustees who are not interested persons of the Trust as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the Management Agreement between the Trust, on behalf of the William Blair Small-Mid Cap Value Fund (the “Fund”), and William Blair & Company, L.L.C. (the “Advisor”). On October 24 and 25, 2011, the Board met to consider the approval of the Management Agreement. On October 24 and 25, 2011, the Independent Trustees also met independently of Trust management and the interested Trustees of the Trust to consider the approval of the Management Agreement. The Independent Trustees reviewed materials provided by the Advisor for the approval of the Management Agreement and were assisted by independent legal counsel in making their determination. The Board considered the following factors in making its determination, but did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of services expected to be provided by the Advisor to the Fund, the Board noted that the Advisor is a quality firm with a reputation for integrity and honesty that employs high quality people. The Board considered biographical information about the proposed portfolio managers for the Fund, financial information regarding the Advisor, the compliance regime created by the Advisor and the proposed financial support of the Fund. The Board considered that the proposed portfolio managers currently co-managed the William Blair Small Cap Value Fund and the William Blair Mid Cap Value Fund. The Board also considered the Advisor’s experience in managing new funds. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Advisor to the Fund were expected to be satisfactory.

Fees and Expenses. The Board reviewed the proposed advisory fee for the Fund and reviewed information comparing the Fund’s advisory fee to a separate peer group of funds provided by Lipper Inc. With respect to the Fund, the Lipper peer group consisted of other no-load mid-cap value funds. In considering the information, the Board noted that the proposed advisory fee for the Fund was above the median of its Lipper peer group. The Board also considered that the Advisor had proposed to limit total expenses for the Fund, including waiving advisory fees, if necessary. On the basis of the information provided, the Board concluded that the proposed advisory fee for the Fund was reasonable in light of the nature, quality and extent of services expected to be provided by the Advisor.

Profitability. With respect to the estimated profitability of the Management Agreement to the Advisor for the Fund, the Board considered the proposed advisory fee for the Fund, that the Fund was newly organized and had no assets and the Advisor’s agreement to limit total expenses for the Fund. The Board concluded that the expected profits to be realized by the Advisor with respect to the Fund were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale. In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board reviewed the Fund’s advisory fee compared to peer funds, the Fund’s estimated expense ratios and the Advisor’s agreement to limit total expenses for the Fund, and concluded that the advisory fee for the Fund was reasonable.

Other Benefits to the Advisor. The Board considered benefits to be derived by the Advisor from its relationship with the Fund. The Board concluded that, after taking into account these benefits, the proposed advisory fee for the Fund was reasonable.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement are fair and reasonable and that the approval of the Management Agreement is in the best interests of the Fund.

December 31, 2011	William Blair Funds 171

(unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at www.williamblairfunds.com.

Additional Federal Income Tax Information: (unaudited)

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2011:

Growth	Mid Cap Growth	Small-Mid Cap Growth	Emerging Markets Growth
$16,081,067	$11,056,640	$18,645,732	$115,030,166

Bond	Emerging Leaders Growth	Small Cap Value	Mid Cap Value
$1,831,187	$2,732,548	$8,247,756	$36,445

The following table provides the percentage of the 2011 year-end distributions that qualify for the dividend received deduction, and the qualified dividend income percentage:

Portfolio	Dividend Received Deduction%	Qualified Dividend Income%
Growth	100.00%	100.00%
Large Cap Growth	100.00%	100.00%
Small Cap Growth	0.00%	0.00%
Mid Cap Growth	0.00%	0.00%
Small-Mid Cap Growth	29.37%	31.29%
Global Growth	100.00%	100.00%
International Growth	0.00%	100.00%
International Equity	0.00%	0.00%
International Small Cap Growth	0.00%	100.00%
Emerging Markets Growth	0.10%	100.00%
Emerging Leaders Growth	0.00%	100.00%
Emerging Markets Small Cap Growth	0.00%	0.00%
Large Cap Value	100.00%	100.00%
Small Cap Value	100.00%	100.00%
Mid Cap Value	92.41%	100.00%
Small-Mid Cap Value	0.00%	0.00%
Bond	0.00%	0.00%
Income	0.00%	0.00%
Low Duration	0.00%	0.00%
Ready Reserves	0.00%	0.00%

In January 2012, you were notified on IRS Form 1099-Div or substitute 1099 DIV as to the Federal tax status of the distributions received by you in the calendar year 2011.

172 Annual Report	December 31, 2011

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Portfolio.

Expense Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares except for the Ready Reserves Portfolio), service fees (for Class N shares of the Ready Reserves Portfolio), shareholder administration fees (for Class N and Class I shares of the Global Growth Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio, the Emerging Markets Small Cap Growth Portfolio, the Bond Portfolio and the Low Duration Portfolio) and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Portfolio’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2011 to December 31, 2011.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as redemption fees and IRA Fiduciary Administration fees, respectively. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

December 31, 2011	William Blair Funds 173

Fund Expenses (unaudited)

The examples below show you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to the previous page for a detailed explanation of the information presented on this chart.

Expense Example	Beginning Account Value 7/1/2011	Ending Account Value 12/31/2011	Expenses Paid during the Period(a)	Annualized Expense Ratio
Growth Fund
Class N—actual return	$1,000.00	$928.10	$6.03	1.24%
Class N—hypothetical 5% return	1,000.00	1,018.95	6.31	1.24
Class I—actual return	1,000.00	929.30	4.33	0.89
Class I—hypothetical 5% return	1,000.00	1,020.72	4.53	0.89
Large Cap Growth Fund
Class N—actual return	1,000.00	929.70	5.84	1.20
Class N—hypothetical 5% return	1,000.00	1,019.16	6.11	1.20
Class I—actual return	1,000.00	929.00	4.62	0.95
Class I—hypothetical 5% return	1,000.00	1,020.42	4.84	0.95
Small Cap Growth Fund
Class N—actual return	1,000.00	855.10	7.01	1.50
Class N—hypothetical 5% return	1,000.00	1,017.64	7.63	1.50
Class I—actual return	1,000.00	856.30	5.90	1.26
Class I—hypothetical 5% return	1,000.00	1,018.85	6.41	1.26
Mid Cap Growth Fund
Class N—actual return	1,000.00	907.60	6.54	1.36
Class N—hypothetical 5% return	1,000.00	1,018.35	6.92	1.36
Class I—actual return	1,000.00	908.90	5.29	1.10
Class I—hypothetical 5% return	1,000.00	1,019.66	5.60	1.10
Small-Mid Cap Growth Fund
Class N—actual return	1,000.00	894.30	6.45	1.35
Class N—hypothetical 5% return	1,000.00	1,018.40	6.87	1.35
Class I—actual return	1,000.00	895.20	5.25	1.10
Class I—hypothetical 5% return	1,000.00	1,019.66	5.60	1.10
Global Growth Fund
Class N—actual return	1,000.00	909.00	7.22	1.50
Class N—hypothetical 5% return	1,000.00	1,017.64	7.63	1.50
Class I—actual return	1,000.00	910.00	6.02	1.25
Class I—hypothetical 5% return	1,000.00	1,018.90	6.36	1.25
International Growth Fund
Class N—actual return	1,000.00	838.40	6.77	1.46
Class N—hypothetical 5% return	1,000.00	1,017.85	7.43	1.46
Class I—actual return	1,000.00	840.00	5.43	1.17
Class I—hypothetical 5% return	1,000.00	1,019.31	5.96	1.17
International Equity Fund
Class N—actual return	1,000.00	844.10	6.74	1.45
Class N—hypothetical 5% return	1,000.00	1,017.90	7.37	1.45
Class I—actual return	1,000.00	844.80	5.58	1.20
Class I—hypothetical 5% return	1,000.00	1,019.16	6.11	1.20
International Small Cap Growth Fund
Class N—actual return	1,000.00	833.10	7.67	1.66
Class N—hypothetical 5% return	1,000.00	1,016.84	8.44	1.66
Class I—actual return	1,000.00	834.10	6.10	1.32
Class I—hypothetical 5% return	1,000.00	1,018.55	6.72	1.32

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period 184, and divided by 365 (to reflect the one-half year period).
174 Annual Report	December 31, 2011

Expense Example	Beginning Account Value 7/1/2011	Ending Account Value 12/31/2011	Expenses Paid During the Period(a)	Annualized Expense Ratio
Emerging Markets Growth Fund
Class N—actual return	$1,000.00	$832.90	$7.95	1.72%
Class N—hypothetical 5% return	1,000.00	1,016.53	8.74	1.72
Class I—actual return	1,000.00	834.70	6.52	1.41
Class I—hypothetical 5% return	1,000.00	1,018.10	7.17	1.41
Emerging Leaders Growth Fund
Class N—actual return	1,000.00	824.50	7.59	1.65
Class N—hypothetical 5% return	1,000.00	1,016.89	8.39	1.65
Class I—actual return	1,000.00	826.50	6.45	1.40
Class I—hypothetical 5% return	1,000.00	1,018.15	7.12	1.40
Emerging Markets Small Cap Growth Fund
Class N—actual return (b)	1,000.00	973.00	3.03	1.65
Class N—hypothetical 5% return (6 month period)	1,000.00	1,016.89	8.39	1.65
Class I—actual return (b)	1,000.00	973.00	2.57	1.40
Class I—hypothetical 5% return (6 month period)	1,000.00	1,018.15	7.12	1.40
Large Cap Value Fund
Class N—actual return (b)	1,000.00	998.10	2.23	1.20
Class N—hypothetical 5% return (6 month period)	1,000.00	1,019.16	6.11	1.20
Class I—actual return (b)	1,000.00	998.10	1.77	0.95
Class I—hypothetical 5% return (6 month period)	1,000.00	1,020.42	4.84	0.95
Small Cap Value Fund
Class N—actual return	1,000.00	910.60	6.74	1.40
Class N—hypothetical 5% return	1,000.00	1,018.15	7.12	1.40
Class I—actual return	1,000.00	911.60	5.54	1.15
Class I—hypothetical 5% return	1,000.00	1,019.41	5.85	1.15
Mid Cap Value Fund
Class N—actual return	1,000.00	941.40	6.56	1.34
Class N—hypothetical 5% return	1,000.00	1,018.45	6.82	1.34
Class I—actual return	1,000.00	942.30	5.34	1.09
Class I—hypothetical 5% return	1,000.00	1,019.71	5.55	1.09
Small-Mid Cap Value Fund
Class N—actual return (c)	1,000.00	1,045.00	0.63	1.40
Class N—hypothetical 5% return (6 month period)	1,000.00	1,018.15	7.12	1.40
Class I—actual return (c)	1,000.00	1,045.00	0.52	1.15
Class I—hypothetical 5% return (6 month period)	1,000.00	1,019.41	5.85	1.15
Bond Fund
Class N—actual return	1,000.00	1,043.90	3.35	0.65
Class N—hypothetical 5% return	1,000.00	1,021.93	3.31	0.65
Class I—actual return	1,000.00	1,043.90	2.58	0.50
Class I—hypothetical 5% return	1,000.00	1,022.68	2.55	0.50
Income Fund
Class N—actual return	1,000.00	1,026.60	4.39	0.86
Class N—hypothetical 5% return	1,000.00	1,020.87	4.38	0.86
Class I—actual return	1,000.00	1,027.90	3.22	0.63
Class I—hypothetical 5% return	1,000.00	1,022.03	3.21	0.63
Low Duration Fund
Class N—actual return	1,000.00	1,005.90	3.54	0.70
Class N—hypothetical 5%	1,000.00	1,021.68	3.57	0.70
Class I—actual return	1,000.00	1,006.70	2.78	0.55
Class I—hypothetical 5%	1,000.00	1,022.43	2.80	0.55
Ready Reserve Fund
Class N—actual return	1,000.00	1,000.10	0.50	0.10
Class N—hypothetical 5% return	1,000.00	1,024.70	0.51	0.10

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period 184, and divided by 365 (to reflect the one-half year period).
(b)	For the period October 24, 2011 (Commencement of Operation) to December 31, 2011.
(c)	For the period December 15, 2011 (Commencement of Operation) to December 31, 2011.
December 31, 2011	William Blair Funds 175

BOARD OF TRUSTEES

Ann P. McDermott

Director and Trustee

Profit and not-for-profit organizations

Phillip O. Peterson

Retired Partner, KPMG LLP

Lisa A. Pollina

Senior Advisor to RBC Financial Group—International Banking and Insurance Division

Donald J. Reaves

Chancellor, Winston-Salem State University

Donald L. Seeley

Retired Adjunct Lecturer and Director, University of Arizona Department of Finance

Michelle R. Seitz, Chairperson and President

Principal, William Blair & Company, L.L.C.,

Thomas J. Skelly

Retired Managing Partner, Accenture U.S.

Richard W. Smirl, Senior Vice President

Principal, William Blair & Company L.L.C.

Officers

Michael P. Balkin, Senior Vice President

Karl W. Brewer, Senior Vice President

David C. Fording, Senior Vice President

James S. Golan, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

Chad M. Kilmer, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

Mark T. Leslie, Senior Vice President

Matthew A. Litfin, Senior Vice President

Kenneth J. McAtamney, Senior Vice President

Todd M. McClone, Senior Vice President

David Merjan, Senior Vice President

David S. Mitchell, Senior Vice President

David P. Ricci, Senior Vice President

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Kathleen M. Lynch, Vice President

Paul J. Sularz, Vice President

David F. Hone, Vice President

John Abunassar, Vice President

Peter Carl, Vice President

D. Trowbridge Elliman III, Vice President

Christopher Walvoord, Vice President

Brian Ziv, Vice President

Brian D. Singer, Vice President

Edwin Denson, Vice President

Thomas Clarke, Vice President

Walter R. Randall, Jr., Chief Compliance Officer and Assistant Secretary

Colette M. Garavalia, Treasurer

Andrew T. Pfau, Secretary

John M. Raczek, Assistant Treasurer

Investment Advisor

William Blair & Company, L.L.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Legal Counsel

Vedder Price P.C.

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

176 Annual Report	December 31, 2011

EQUITY	GLOBAL EQUITY	FIXED-INCOME
Growth Fund	Global Growth Fund	Bond Fund
Large Cap Growth Fund		Income Fund
Small Cap Growth Fund	INTERNATIONAL EQUITY	Low Duration Fund
Mid Cap Growth Fund	International Growth Fund
Small-Mid Cap Growth Fund	International Equity Fund	MONEY MARKET
Large Cap Value Fund	International Small Cap Growth Fund	Ready Reserves Fund
Small Cap Value Fund	Emerging Markets Growth Fund
Mid Cap Value Fund	Emerging Leaders Growth Fund
Small-Mid Cap Value Fund	Emerging Markets Small Cap Growth Fund

222 West Adams Street

Chicago, IL 60606

800.742.7272  •  www.williamblairfunds.com

©William Blair & Company, L.L.C., distributor

INSTITUTIONAL

ANNUAL REPORT

DECEMBER 31, 2011

The views expressed in the commentary for each Fund reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Statements involving predictions, assessments, analyses, or outlook for individual securities, industries, market sectors, and/or markets involve risks and uncertainties, and there is no guarantee they will come to pass.

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money. William Blair & Company, LLC., distributor.

December 31, 2011	William Blair Funds 1

GLOBAL MARKETS OVERVIEW

Summary

After a positive start, 2011 hit a rough patch as the markets centered on the continuing European debt crisis, developed sovereign credit rating downgrades and concerns of a potential global contagion effect. Daily market volatility centered on investors’ perception of governmental wherewithal to deal with these issues and on news flow of their progress. Despite the focus on developed markets, emerging markets were no safe haven during the period, as inflationary pressures precipitated monetary policy tightening across most emerging markets, and as concerns about Chinese overinvestment and infrastructure overbuild intensified during the third quarter. Despite these concerns, economic indicators in the United States remained stable, the Eurozone moved closer to tighter fiscal and monetary policy integration, and corporate performance generally remained strong. These concerns continue to affect global markets, however, as details surrounding “Europe’s Grand Bargain” have not been finalized and financial system liquidity, while improving, remains relatively tight. The market also remains focused on incremental data points in China regarding infrastructure spending, property market values, and asset quality, the overall tradeoff between inflation and economic growth, and the resulting implications for global growth. Finally, concerns linger about the profitability and capital position of financials, along with the implications of the 2008 and the European debt crisis on regulation, capital requirements, asset quality and prospective loan growth.

Given this backdrop, the global equity market ended 2011 down 7.89%, despite an early year rally and October bounce. While globally there was virtually no difference attributable to style, outside the U.S., the MSCI ACWI Ex-US Growth Index underperformed the Value index by approximately 70 basis points. Small cap stocks were down nearly 16% outside the US during 2011, underperforming their larger capitalization counterparts, with the exception of Japan. The more defensive sectors outperformed, as Health Care and Consumer Staples were each up approximately 7%, while Materials and Financials were the worst performing sectors, down 18% and 21%, respectively. After depreciating most of the year, the U.S. Dollar appreciated versus most developed market currencies beginning in September to end the year with slight appreciation. The notable exception was the Japanese yen, which appreciated versus most currencies globally.

Despite the concerns about debt downgrades and the European debt situation as a whole, developed markets significantly outpaced emerging markets, as the World Index was down 6.03%, well ahead of the -19.49% Emerging Markets Index return. The U.S. was a key driver of that strong relative performance, as it eked out a 0.63% return for the year, well ahead of almost all other developed markets. Japan, after falling significantly following March’s earthquake and tsunami, rebounded mid year only to retreat during the fourth quarter. It ended the year down nearly 13%, although it benefited from the Yen’s appreciation. Similarly Europe, which began the year strongly, was the epicenter of concern for most of the year, and ended 2011 down over 16%, led on the downside by Greece (-61%) and, to a lesser extent, Austria (-34%), Finland (-31%), and Israel (-29%). Conversely, Switzerland, which was down 8%, was a key outperformer in Europe. Other developed markets countries that performed well on a relative basis included Canada and the U.K.

The three emerging markets regions were each down between 19% to 21% during 2011, although country returns varied significantly even within regions. Indonesia was the only emerging market country with a positive return, up 4.31%, on continued growth. Other countries that were top performers included Mexico, South Africa, and Thailand. Conversely, the worst performing emerging market country was Egypt, which was down 47.62%, following the regime change in January and persisting uncertainty throughout the remainder of the year. India was also down significantly, falling 39%, due partially to a depreciating Rupee, but also due to concerns about inflationary pressures, high costs, and the overall

2 Annual Report	December 31, 2011

competitive environment within that country. Central and Eastern Europe generally suffered along with the travails of Western Europe, due to financial market integration and follow on effects. After underperforming a large percentage of the year, China ended the year in the middle of the pack, down approximately 21%, due to an 8% fourth quarter rally.

Outlook

It has been twelve years since the historic highs of the 1999-2000 bull market. During that time, the world economy has been through a post-bubble consolidation, a credit-fuelled expansion, a severe recession, and a tentative recovery (2010-2011) that has been challenged by persistent doubts about the sustainability of global growth. Economic performance has been volatile over the whole period, and conventional assumptions about the viability of policy regimes and the financial system have come under attack.

It has been predominantly a bear market cycle, with major developed markets all still below their early-2000 peaks. Corporate performance has been strong over the last decade—profit growth has far outpaced economic growth around the world; at the same time, emerging market equity values have expanded significantly. Nevertheless, overall market returns have been significantly impacted by an erosion of confidence. Earnings multiples on global markets have contracted in eight out of the last twelve years, declining from a high of 25x earnings in 2000 to lows of just above ten times in 2008 and 2011.

PE ratios contracted in both 2010 and 2011, reflecting caution in expectations for both growth and valuation. Institutional, hedge fund, and retail investors have swung decisively to the pessimistic end of the long term sentiment spectrum in the last several years. Strategists like Albert Edwards of Societe Generale, investors like Jeremy Grantham of GMO, and media sources such as the Daily Telegraph and ZeroHedge provide an array of negative perspectives on capital markets ranging from overleverage and financial disorder to permanent impairment of growth to the assertion that valuation and profitability measures are illusory.

Consensus expectations today are built around a scenario of moderate European recession (with continuing risk of financial instability), a cooling effect on global growth from bank deleveraging, an unpredictable deceleration in investment growth in China, and chronic sluggishness in the U.S. If the economic and financial conditions behind those assumptions begin to change at the margin, there could be scope for improvement in the market return environment, especially given the modest starting point on valuations.

After months of crisis headlines, at this point the prospects for change do seem to be improving. In Europe, the extended and expanded LTRO facility has brought funding relief to the banks and strengthened the tone of recent bond auctions. China has seen selective easing measures enacted as inflation has begun to recede, and other emerging market authorities are easing as well. U.S. economic indicators are continuing to improve amid signs that the government is preparing a more activist approach to the lingering housing market problems.

From here, critical indicators to watch will include U.S. employment data, Greek debt negotiations, peripheral European country budget debates, Chinese housing and industrial activity, and the trend in corporate profitability as growth decelerates. If there is observable improvement in three or more of these five key benchmarks of global economic performance, the market environment could turn a good deal more positive in 2012.

December 31, 2011	William Blair Funds 3

W. George Greig

INSTITUTIONAL INTERNATIONAL GROWTH FUND

The Institutional International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The Institutional International Growth Fund posted a 13.66% decrease for the 12 months ended December 31, 2011. By comparison, the Fund’s benchmark, the MSCI All Country World Ex-U.S. IMI Index (net), declined 14.31%.

Despite lagging early in the year on the European low quality rally, the Fund’s full year outperformance was driven by its focus on high quality companies with good operating performance. As a result, performance was strong across most sectors, with particular value added in Consumer Discretionary, Industrials, and Information Technology (IT). Within Consumer Discretionary, the Fund’s Auto, Media and Retailing stock selection added value, as did performance by Property Management companies. Industrials stock selection was augmented by strong performance in Capital Goods and Machinery, along with the overweighting and stock selection in Commercial and Professional Services. IT stock selection was bolstered by good performance amongst internet-related holdings, in addition to strong operating performance by SAP AG and Autonomy, as Hewlett-Packard Company bid to acquire the company. Somewhat detracting from 2011 results was Consumer Staples, Health Care and Telecommunication Services stock selection. Consumer Staples performance was hurt largely during the first half of the year as increasing raw materials prices hampered margins and corporate growth outlook, while large cap European Pharmaceutical holdings dragged on Health Care performance.

While year end sector positioning was substantially unchanged since December 2010, it masked changes that occurred throughout the year. In particular, after being underweighted in European Financials most of the year, this segment was increased during the fourth quarter, although Commercial Banks remained underweighted more broadly in favor of Insurance and Asset Management. Consumer Discretionary totaled 14.0% of the Fund, higher than the 9.9% Index weighting, due largely to a focus in Autos and Retailing, and to some extent Media. Health Care and IT each represented approximately 9% of the Fund, slight increases since year-end 2010, but ahead of Index weightings approximating 7%. The Resources sectors remained the most underweighted, totaling approximately 19% of the Fund compared to 23% for the Index, due largely to lower Mining exposure, although the overall sector weightings increased throughout the year. Regionally, the Fund’s emerging markets exposure approximated 21%, below the 23% Index weighting, due to lower weightings in Asia and EMEA (Europe, Middle East, and Africa) in favor of Latin America. The reduction below market weighting occurred during the first quarter on inflationary and growth concerns. Developed Asia was also significantly underweighted in favor of Europe Ex-U.K. and the U.K., although the weighting in Japan was ahead of the Index during the first and second quarters.

4 Annual Report	December 31, 2011

Institutional International Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2011

	1 Year	3 Year	5 Year	Since Inception(a)
Institutional International Growth Fund	(13.66)%	13.99%	(3.37)%	7.95%
MSCI All Country World Ex-U.S. IMI (net)	(14.31)	11.53	(2.74)	8.84%
(a)	For the period July 26, 2002 (Commencement of Operations) to December 31, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2011	William Blair Funds 5

Institutional International Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks

Europe, Mid-East—32.8%
Denmark—0.7%
Coloplast A/S (Health care equipment & supplies)	60,247	$8,664
SimCorp A/S (Software)	14,275	2,180

		10,844

Finland—1.0%
Nokian Renkaat Oyj (Auto components)	233,774	7,528
UPM-Kymmene Oyj (Paper & forest products)	701,315	7,724

		15,252

France—5.9%
AXA S.A. (Insurance)	1,687,017	21,933
BNP Paribas S.A. (Commercial banks)	587,947	23,095
Cie de St-Gobain (Building products)	258,373	9,920
Essilor International S.A. (Health care equipment & supplies)	222,589	15,715
Sanofi (Pharmaceuticals)	166,648	12,240
Suez Environnement Co. (Multi-utilities)	723,469	8,334

		91,237

Germany—7.8%
Aixtron AG (Semiconductors & semiconductor equipment)	286,555	3,653
BASF SE (Chemicals)	158,505	11,055
Bayer AG (Pharmaceuticals)	372,991	23,848
Bayerische Motoren Werke AG (Automobiles)	274,310	18,376
Delticom AG (Specialty retail)	13,202	1,140
Deutsche Bank AG (Capital markets)	401,251	15,286
Gerry Weber International AG (Textiles, apparel & luxury goods)	98,552	3,007
Infineon Technologies AG (Semiconductors & semiconductor equipment)	305,146	2,297
Lanxess AG (Chemicals)	151,728	7,855
MTU Aero Engines Holding AG (Aerospace & defense)	104,463	6,684
SAP AG (Software)	505,205	26,710

		119,911

Ireland—1.3%
Paddy Power plc (Hotels, restaurants & leisure)	78,496	4,522
*Ryanair Holdings plc—ADR (Airlines)	156,998	4,374
Shire plc (Pharmaceuticals)	298,440	10,396

		19,292

Israel—0.5%
*Check Point Software Technologies, Ltd. (Software)†	139,661	7,338

Italy—0.1%
*Salvatore Ferragamo Italia SpA (Textiles, apparel & luxury goods)	170,861	2,251

Luxembourg—0.7%
Millicom International Cellular S.A. (Wireless telecommunication services)	107,347	10,755

Common Stocks—Europe, Mid-East—32.8%—(continued)
Netherlands—4.9%
ASML Holding N.V. (Semiconductors & semiconductor equipment)	306,517	$12,883
Royal Dutch Shell plc (Oil, gas & consumable fuels)	927,360	35,342
Unilever N.V. (Food products)	805,648	27,705

		75,930

Norway—1.5%
*Norwegian Air Shuttle ASA (Airlines)	143,400	1,325
Opera Software ASA (Internet software & services)	418,197	2,035
Statoil ASA (Oil, gas & consumable fuels)	763,700	19,600

		22,960

Spain—1.5%
Banco Santander S.A. (Commercial banks)	282,804	2,149
Inditex S.A. (Specialty retail)	214,063	17,532
Viscofan S.A. (Food products)	104,207	3,865

		23,546

Sweden—1.5%
Elekta AB (Health care equipment & supplies)	137,566	5,967
Getinge AB (Health care equipment & supplies)	412,981	10,465
JM AB (Household durables)	139,431	2,269
Mekonomen AB (Specialty retail)	57,715	1,887
NIBE Industrier AB (Building products)	156,367	2,312

		22,900

Switzerland—5.4%
*Dufry Group (Specialty retail)	30,144	2,774
*Geberit AG (Building products)	32,569	6,276
*Glencore International plc (Metals & mining)	3,205,771	19,516
*Julius Baer Group, Ltd. (Capital markets)	194,670	7,614
*Meyer Burger Technology AG (Machinery)	46,810	733
Nestle S.A. (Food products)	347,723	19,991
*Orascom Development Holding AG (Hotels, restaurants & leisure)	76,090	1,162
Partners Group Holding AG (Capital markets)	41,814	7,296
SGS S.A. (Professional services)	4,627	7,660
Sika AG (Chemicals)	3,143	5,923
Xstrata plc (Metals & mining)	261,827	3,977

		82,922

United Kingdom—23.8%
Abcam plc (Biotechnology)	1,008,902	5,719
Aggreko plc (Commercial services & supplies)	199,759	6,257
AMEC plc (Energy equipment & services)	610,247	8,601
Amlin plc (Insurance)	989,453	4,823
Ashmore Group plc (Capital markets)	961,452	4,987
Babcock International Group plc (Commercial services & supplies)	983,151	11,230
Barclays plc (Commercial banks)	6,864,619	18,768
BG Group plc (Oil, gas & consumable fuels)	1,068,156	22,834
BHP Billiton plc (Metals & mining)	952,629	27,776
Burberry Group plc (Textiles, apparel & luxury goods)	386,251	7,108
Carphone Warehouse Group plc (Specialty retail)	1,102,691	5,292
Centrica plc (Multi-utilities)	4,649,430	20,889

See accompanying Notes to Financial Statements.

6 Annual Report	December 31, 2011

Institutional International Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—United Kingdom—23.8%—(continued)
Croda International plc (Chemicals)	168,046	$4,708
Diageo plc (Beverages)	1,313,013	28,680
Dunelm Group plc (Specialty retail)	537,329	3,620
Experian plc (Professional services)	356,212	4,843
Halma plc (Electronic equipment, instruments & components)	710,898	3,648
Hargreaves Lansdown plc (Capital markets)	279,377	1,868
Hiscox, Ltd. (Insurance)	486,737	2,823
IG Group Holdings plc (Diversified financial services)	666,342	4,935
John Wood Group plc (Energy equipment & services)	431,405	4,295
Johnson Matthey plc (Chemicals)	487,018	13,886
Jupiter Fund Management plc (Capital markets)	906,369	3,056
Lancashire Holdings, Ltd. (Insurance)	563,131	6,336
Meggitt plc (Aerospace & defense)	994,323	5,448
Moneysupermarket.com Group plc (Internet software & services)	909,451	1,483
Next plc (Multiline retail)	151,297	6,431
*Ocado Group plc (Internet & catalog retail)	1,733,551	1,465
Petrofac, Ltd. (Energy equipment & services)	724,788	16,220
Prudential plc (Insurance)	799,058	7,923
Restaurant Group plc (Hotels, restaurants & leisure)	343,998	1,592
Rightmove plc (Media)	28,129	543
*Rolls-Royce Holdings plc (Aerospace & defense)	1,291,890	14,977
Rotork plc (Machinery)	86,511	2,593
RPS Group plc (Commercial services & supplies)	530,811	1,484
Scottish & Southern Energy plc (Electric utilities)	1,015,831	20,367
Spirax-Sarco Engineering plc (Machinery)	178,956	5,205
*Sports Direct International plc (Specialty retail)	290,100	961
St James’s Place plc (Insurance)	470,800	2,373
Standard Chartered plc (Commercial banks)	527,290	11,538
*Telecity Group plc (Internet software & services)	527,435	5,300
*The Berkeley Group Holdings plc (Household durables)	383,493	7,599
The Capita Group plc (Professional services)	155,629	1,519
The Weir Group plc (Machinery)	367,249	11,589
Tullow Oil plc (Oil, gas & consumable fuels)	470,428	10,243
Victrex plc (Chemicals)	195,840	3,333

		367,168

Emerging Asia—11.9%
China—1.3%
AAC Technologies Holdings, Inc. (Communications equipment)	746,000	1,675
*China Minzhong Food Corporation, Ltd. (Food products)	1,067,000	671
Dongyue Group (Chemicals)	4,769,000	3,144
Golden Eagle Retail Group, Ltd. (Multiline retail)	1,649,000	3,486
Lenovo Group, Ltd. (Computers & peripherals)	11,388,000	7,595

Common Stocks—Emerging Asia—11.9%—(continued)
China—(continued)
*Sun Art Retail Group, Ltd. (Food & staples retailing)	1,300,000	$1,625
Yingde Gases (Chemicals)	1,758,000	1,795

		19,991

India—2.1%
Axis Bank, Ltd. (Commercial banks)	197,858	3,011
HDFC Bank, Ltd. (Commercial banks)	650,376	5,228
Lupin, Ltd. (Pharmaceuticals)	387,299	3,266
Shriram Transport Finance Co., Ltd. (Consumer finance)	32,343	256
Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	519,940	4,873
Tata Consultancy Services, Ltd. (IT services)	698,912	15,275

		31,909

Indonesia—1.5%
PT Bank Rakyat Indonesia (Commercial banks)	14,083,000	10,484
PT Kalbe Farma Tbk (Pharmaceuticals)	10,817,000	4,056
PT United Tractors Tbk (Machinery)	2,835,151	8,239

		22,779

Malaysia—0.3%
Kuala Lumpur Kepong Bhd (Food products)	742,600	5,318

Papua New Guinea—0.4%
Oil Search, Ltd. (Oil, gas & consumable fuels)	959,457	6,133

Philippines—0.2%
Alliance Global Group, Inc. (Industrial conglomerates)	17,374,700	4,097

South Korea—5.2%
*Celltrion, Inc. (Pharmaceuticals)	71,146	2,242
*Hyundai Mobis (Auto components)	44,966	11,397
*Hyundai Motor Co. (Automobiles)	95,658	17,687
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	28,838	26,485
*Samsung Engineering Co., Ltd. (Construction & engineering)	63,352	11,081
Samsung Fire & Marine Insurance Co., Ltd. (Insurance)	59,232	10,849

		79,741

Thailand—0.9%
Advanced Info Service PCL (Wireless telecommunication services)	1,092,400	4,865
*Bangkok Dusit Medical Services PCL (Health care providers & services)	1,017,000	2,643
Kasikornbank PCL (Commercial banks)	1,637,400	6,461

		13,969

Japan—11.8%
Ain Pharmaciez, Inc. (Food & staples retailing)	31,100	1,495
Daito Trust Construction Co., Ltd. (Real estate management & development)	98,600	8,455

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 7

Institutional International Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Japan—11.8%—(continued)
Dr Ci:Labo Co., Ltd. (Personal products)	446	$2,373
Exedy Corporation (Auto components)	168,500	4,862
F.C.C. Co., Ltd. (Auto components)	119,352	2,425
FamilyMart Co., Ltd. (Food & staples retailing)	96,700	3,907
Fanuc, Ltd. (Machinery)	96,700	14,800
Fast Retailing Co., Ltd. (Specialty retail)	60,600	11,022
Gree, Inc. (Internet software & services)	250,300	8,624
K’s Holdings Corporation (Specialty retail)	169,000	6,697
Kakaku.com, Inc. (Internet software & services)	104,800	3,842
Kaken Pharmaceutical Co., Ltd. (Pharmaceuticals)	208,000	2,765
Keyence Corporation (Electronic equipment, instruments & components)	44,300	10,682
Miraca Holdings, Inc. (Health care providers & services)	97,700	3,890
Nitori Co., Ltd. (Specialty retail)	131,930	12,375
ORIX Corporation (Diversified financial services)	190,900	15,774
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	11,200	1,163
Sharp Corporation (Household durables)	812,000	7,100
Ship Healthcare Holdings, Inc. (Health care providers & services)	105,400	2,303
SMC Corporation (Machinery)	49,100	7,923
Softbank Corporation (Wireless telecommunication services)	557,900	16,432
Start Today Co., Ltd. (Internet & catalog retail)	110,000	2,574
Sumitomo Mitsui Financial Group, Inc. (Commercial banks)	1,057,000	29,443
United Arrows, Ltd. (Specialty retail)	80,200	1,548

		182,474

Emerging Latin America—6.9%
Brazil—4.0%
BR Malls Participacoes S.A. (Real estate management & development)	494,600	4,805
BR Properties S.A. (Real estate management & development)	318,200	3,156
CETIP S.A.—Balcao Organizado de Ativos e Derivativos (Capital markets)	164,300	2,374
Cia de Concessoes Rodoviarias (Transportation infrastructure)	946,400	6,200
Cia Hering (Specialty retail)	312,000	5,430
Cielo S.A. (IT services)	33,000	853
Iochpe-Maxion S.A. (Machinery)	193,200	2,615
*OGX Petroleo e Gas Participacoes S.A. (Oil, gas & consumable fuels)	1,175,300	8,582
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	1,741,500	21,474
*T4F Entretenimento S.A. (Media)	296,200	1,818
Tractebel Energia S.A. (Independent power producers & energy traders)	262,900	4,223

		61,530

Chile—1.7%
Banco Santander Chile—ADR (Commercial banks)	89,802	6,798
*CFR Pharmaceuticals S.A. (Pharmaceuticals)	12,636,452	2,970

Common Stocks—Emerging Latin America—6.9%—(continued)
Chile—(continued)
ENTEL Chile S.A. (Wireless telecommunication services)	241,427	$4,485
Parque Arauco S.A. (Real estate management & development)	2,716,764	4,424
Sociedad Quimica y Minera de Chile S.A.—ADR (Chemicals)	115,954	6,244
Sonda S.A. (IT services)	807,384	1,935

		26,856

Mexico—0.4%
Compartamos S.A.B. de C.V. (Consumer finance)	2,407,900	2,951
*Genomma Lab Internacional S.A.B. de C.V. (Pharmaceuticals)	1,253,262	2,417

		5,368

Panama—0.2%
Copa Holdings S.A. (Airlines)†	40,436	2,372

Peru—0.6%
Credicorp, Ltd. (Commercial banks)†	88,189	9,654

Canada—5.2%
Alimentation Couche Tard, Inc. (Food & staples retailing)	325,565	10,130
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	688,187	18,911
Canadian Western Bank (Commercial banks)	154,803	3,920
*Celtic Exploration, Ltd. (Oil, gas & consumable fuels)	62,722	1,408
CI Financial Corporation (Capital markets)	323,615	6,703
Crescent Point Energy Corporation (Oil, gas & consumable fuels)	154,169	6,795
Dollarama, Inc. (Multiline retail)	139,952	6,113
Home Capital Group, Inc. (Thrifts & mortgage finance)	34,637	1,669
Intact Financial Corporation (Insurance)	79,600	4,573
Intact Financial Corporation —144A (Insurance)	29,445	1,692
Peyto Exploration & Development Corporation (Oil, gas & consumable fuels)	276,328	6,616
Saputo, Inc. (Food products)	39,669	1,520
Tim Hortons, Inc. (Hotels, restaurants & leisure)	204,586	9,913

		79,963

Asia—4.0%
Australia—0.5%
Iluka Resources, Ltd. (Metals & mining)	519,374	8,234

Hong Kong—1.8%
AIA Group, Ltd. (Insurance)	3,914,200	12,221
China High Precision Automation Group, Ltd. (Electronic equipment, instruments & components)**§	1,127,000	298
Hutchison Telecommunications Hong Kong Holdings, Ltd. (Diversified telecommunication services)	10,098,000	3,888
Sa Sa International Holdings, Ltd. (Specialty retail)	4,036,000	2,235
SmarTone Telecommunications Holdings, Ltd. (Wireless telecommunication services)	2,105,000	3,643

See accompanying Notes to Financial Statements.

8 Annual Report	December 31, 2011

Institutional International Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—Asia—4.0%—(continued)
Hong Kong—(continued)
Value Partners Group, Ltd. (Capital markets)	4,252,000	$2,179
Wynn Macau, Ltd. (Hotels, restaurants & leisure)	1,153,200	2,895

		27,359

Singapore—1.7%
*Biosensors International Group, Ltd. (Health care equipment & supplies)	2,322,000	2,560
CapitaMalls Asia, Ltd. (Real estate management & development)	4,993,000	4,350
*Global Logistic Properties, Ltd. (Real estate management & development)	5,623,000	7,608
Keppel Corporation, Ltd. (Industrial conglomerates)	1,634,300	11,718

		26,236

Emerging Europe, Mid-East, Africa—1.7%
South Africa—1.1%
Life Healthcare Group Holdings Pte, Ltd. (Health care providers & services)	1,538,716	3,934
Shoprite Holdings, Ltd. (Food & staples retailing)	460,030	7,762
The Foschini Group, Ltd. (Specialty retail)	416,347	5,415

		17,111

Turkey—0.6%
BIM Birlesik Magazalar A.S. (Food & staples retailing)	134,998	3,742
Turkiye Halk Bankasi A.S. (Commercial banks)	1,025,321	5,360

		9,102

Total Common Stocks—98.1% (cost $1,496,335)		1,512,502

Convertible Bond
Brazil—0.0%
Lupatech S.A., 6.500%, due 4/15/18 (Machinery)**§	$941	$244

Total Convertible Bond—0.0% (cost $488)		244

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/30/11, due 1/3/12, repurchase price $21,933, collateralized by U.S. Treasury Note, 1.000%, due 1/15/14	21,933	21,933

Total Repurchase Agreement—1.4% (cost $21,933)		21,933

Total Investments—99.5% (cost $1,518,756)		1,534,679
Cash and other assets, less liabilities—0.5%		7,915

Net assets—100.0%		$1,542,594

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. These holdings represent 0.04% of the Fund’s net assets at December 31, 2011.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 0.04% of the net assets at December 31, 2011.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2011, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	22.4%
Consumer Discretionary	14.0%
Industrials	11.5%
Energy	11.1%
Information Technology	9.6%
Health Care	8.7%
Materials	8.3%
Consumer Staples	7.9%
Utilities	3.6%
Telecommunication Services	2.9%

Total	100.0%

At December 31, 2011, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	28.8%
Euro	19.7%
Japanese Yen	12.1%
South Korean Won	5.3%
Brazilian Real	4.1%
Canadian Dollar	4.0%
Swiss Franc	3.9%
U.S. Dollar	3.7%
Hong Kong Dollar	3.1%
Swedish Krona	2.2%
Indian Rupee	2.1%
Singapore Dollar	1.8%
Norwegian Krone	1.5%
Indonesian Rupiah	1.5%
South African Rand	1.1%
All Other Currencies	5.1%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 9

David Merjan

INSTITUTIONAL INTERNATIONAL EQUITY FUND

The Institutional International Equity Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The Institutional International Equity Fund posted a 12.12% decrease (Class N Shares) for the 12 months ended December 31, 2011. By comparison, the Fund’s benchmark, the MSCI World Ex-U.S. (net) Index declined 12.30%, while the All Country World Ex-U.S. IMI Index (net), dropped 14.31%.

The Fund approximated its benchmark Index during 2011. Full year performance was bolstered by strong stock selection across a number of sectors, with significant value added in Consumer Discretionary, Information Technology (IT) and Materials. The Fund’s Consumer Discretionary holdings were up over 2%, while the Index return was -14.82% for the year. Within Consumer Discretionary, automobiles stock selection added significant value due to Hyundai Motor Co., which continued to take market share in the U.S. and maintained margins. Burberry Group plc also performed well on strong luxury demand in emerging markets, coupled with generally stable developed market demand. Tim Hortons, Inc., the Canadian doughnut purveyor, was another key performer during the year on good same store sales, coupled with an improving U.S. business. Retailing and media also performed well during the period. IT stock selection was driven by the weighting and stock selection in the Software and Services industry group, as SAP AG continued to exceed market expectations for operating performance, and Autonomy Corporation plc was acquired by Hewlett-Packard Company. Materials stock selection was bolstered by good stock selection both in Chemicals and Mining, coupled with the underweighting in the weak mining sector. Detracting from full year performance was large cap European Pharmaceutical performance on concerns about competition for key drugs. Consumer Staples and Energy also detracted from 2011 performance, with the underweighting and stock selection in Oil/Gas, coupled with underperformance by Nestle S.A. at the beginning of the year on increased raw material costs. Regionally, emerging markets exposure detracted from overall performance as developed markets generally outperformed. Europe and Canadian stock selection was strong over the period, while developed asian stock selection dragged on performance.

Throughout 2011, the Fund maintained its overweighting in Consumer Discretionary and IT at the expense of Resources and Financials. Consumer Discretionary totaled approximately 14% of the Fund as of year end 2011, an increase of 2% during the year, but a slight decline since September 30. Media, Specialty Retail and Hotels/Restaurants were the key overweightings within Consumer Discretionary during the period. IT represented 11.2% of the Fund at year end, a slight increase from September 30 and year end 2010, but well above the 4.3% Index weighting, due to a larger focus on Software/Services and Semiconductors. Industrials, while representing 14.9% of the Fund as of year end, above the 11.8% Index weighting, was decreased substantially during mid year, particularly in Capital Equipment holdings on concerns about a slowdown in earnings growth. Financials was persistently underweighted throughout 2011, and ended the year totaling 19.9%, below the 22.6% Index weighting, given the Fund’s underweighting in Commercial Banks and Insurance Companies. This weight increased, however, from the 16.1% as of September 30, as we increased European bank holdings on a slightly improving outlook and very low valuations. This increase was in high quality companies with good balance sheet structures, which had been punished given uncertainty surrounding the European debt situation. Resources totaled approximately 16% of the Fund as of year end, below the 22% index weighting, and a decrease from 24% as of year end 2010, due to moderating Oil/Gas and Mining exposure. Regionally, emerging markets totaled 14.2% as of year end 2011, and declined consistently throughout the year from 19.8% as of year end 2010, on concerns about inflationary pressures and potential fixed asset overinvestment in China. The U.K. was overweighted throughout the year, not because of the domestic U.K. economy, but due to the quality of the companies and the multi-national nature of their revenue stream. Conversely, developed asia was underweighted throughout 2011.

10 Annual Report	December 31, 2011

Institutional International Equity Fund

Performance Highlights (unaudited)

Average Annual Total Return 12/31/2011

	1 Year	3 Year	5 Year	Since Inception(a)
Institutional International Equity Fund	(12.12)%	9.18%	(4.93)%	1.69%
MSCI World Ex-U.S. (net)	(12.21)	8.53	(4.09)	2.72
MSCI All Country World Ex-U.S. IMI (net)	(14.31)	11.53	(2.74)	4.27
(a)	For the period December 1, 2004 (Commencement of Operations) to December 31, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

On May 1, 2011, the Fund’s benchmark changed from the MSCI All Country World Ex-U.S. IMI (net) to the MSCI World Ex-U.S. (net). The primary reason for this change is to compare the Fund to a benchmark that more closely reflects the market capitalization focus the Fund uses in its investment strategy.

This report identifies the Fund’s investments on December 31, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2011	William Blair Funds 11

Institutional International Equity Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks

Europe, Mid-East—35.3%
Denmark—1.7%
Novo Nordisk A/S (Pharmaceuticals)	16,507	$1,897

France—4.7%
AXA S.A. (Insurance)	96,629	1,256
BNP Paribas S.A. (Commercial banks)	37,798	1,485
Cie Generale des Etablissements Michelin (Auto components)	11,675	690
Essilor International S.A. (Health care equipment & supplies)	26,393	1,864

		5,295

Germany—7.5%
BASF SE (Chemicals)	17,169	1,197
Deutsche Bank AG (Capital markets)	37,297	1,421
Fresenius Medical Care AG & Co. KGaA (Health care providers & services)	37,855	2,572
Infineon Technologies AG (Semiconductors & semiconductor equipment)	155,782	1,173
SAP AG (Software)	38,438	2,032

		8,395

Ireland—2.9%
*Ryanair Holdings plc—ADR (Airlines)	37,289	1,039
Shire plc (Pharmaceuticals)	61,605	2,146

		3,185

Israel—2.9%
*Check Point Software Technologies, Ltd. (Software)†	33,839	1,778
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	35,295	1,424

		3,202

Italy—2.0%
Saipem SpA (Energy equipment & services)	52,723	2,242

Netherlands—4.2%
ASML Holding N.V. (Semiconductors & semiconductor equipment)	29,492	1,239
Royal Dutch Shell plc (Oil, gas & consumable fuels)	44,045	1,679
Unilever N.V. (Food products)	51,473	1,770

		4,688

Spain—2.4%
Banco Santander S.A. (Commercial banks)	164,074	1,246
Inditex S.A. (Specialty retail)	17,345	1,421

		2,667

Sweden—1.0%
Atlas Copco AB (Machinery)	50,537	1,087

Switzerland—6.0%
*ABB, Ltd. (Electrical equipment)	63,642	1,198
*Glencore International plc (Metals & mining)	153,577	935
*Julius Baer Group, Ltd. (Capital markets)	27,763	1,086
Nestle S.A. (Food products)	32,210	1,852
*Syngenta AG (Chemicals)	5,402	1,581

		6,652

Issuer	Shares	Value

Common Stocks—(continued)

United Kingdom—27.1%
Barclays plc (Commercial banks)	887,453	$2,426
BG Group plc (Oil, gas & consumable fuels)	79,271	1,695
British Sky Broadcasting Group plc (Media)	108,461	1,234
Burberry Group plc (Textiles, apparel & luxury goods)	77,323	1,423
Centrica plc (Multi-utilities)	309,937	1,393
Compass Group plc (Hotels, restaurants & leisure)	231,006	2,192
Diageo plc (Beverages)	89,055	1,945
Experian plc (Professional services)	108,782	1,479
HSBC Holdings plc (Commercial banks)	176,278	1,339
Johnson Matthey plc (Chemicals)	40,317	1,150
Pearson plc (Media)	92,778	1,743
Petrofac, Ltd. (Energy equipment & services)	63,409	1,419
Prudential plc (Insurance)	222,657	2,208
*Rolls-Royce Holdings plc (Aerospace & defense)	189,842	2,201
Scottish & Southern Energy plc (Electric utilities)	88,625	1,777
Standard Chartered plc (Commercial banks)	69,951	1,531
The Capita Group plc (Professional services)	30,579	298
Tullow Oil plc (Oil, gas & consumable fuels)	51,454	1,120
Vodafone Group plc (Wireless telecommunication services)	575,704	1,599

		30,172

Canada—9.6%
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	58,091	1,596
Canadian National Railway Co. (Road & rail)†	19,562	1,537
Goldcorp, Inc. (Metals & mining)†	28,674	1,269
National Bank of Canada (Commercial banks)	19,510	1,382
Saputo, Inc. (Food products)	32,229	1,235
The Toronto-Dominion Bank (Commercial banks)	30,690	2,298
Tim Hortons, Inc. (Hotels, restaurants & leisure)	29,541	1,431

		10,748

Japan—9.5%
Canon, Inc. (Office electronics)	33,000	1,462
Daito Trust Construction Co., Ltd. (Real estate management & development)	15,500	1,329
Fanuc, Ltd. (Machinery)	9,400	1,439
Fast Retailing Co., Ltd. (Specialty retail)	9,800	1,783
Keyence Corporation (Electronic equipment, instruments & components)	6,200	1,495
Mitsubishi Corporation (Trading companies & distributors)	63,500	1,283
Nitori Co., Ltd. (Specialty retail)	13,150	1,233
Softbank Corporation (Wireless telecommunication services)	19,400	571

		10,595

See accompanying Notes to Financial Statements.

12 Annual Report	December 31, 2011

Institutional International Equity Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—8.2%
China—1.9%
Belle International Holdings, Ltd. (Specialty retail)	560,000	$976
China Shenhua Energy Co., Ltd. (Oil, gas & consumable fuels)	256,500	1,113

		2,089

India—0.8%
Tata Consultancy Services, Ltd. (IT services)	41,153	899

Indonesia—1.1%
PT Bank Rakyat Indonesia (Commercial banks)	1,649,500	1,228

South Korea—4.4%
*Hyundai Motor Co. (Automobiles)	8,727	1,614
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	2,359	2,166
*Samsung Engineering Co., Ltd. (Construction & engineering)	6,762	1,183

		4,963

Emerging Latin America—4.8%
Brazil—2.6%
Cia de Bebidas das Americas—ADR (Beverages)	51,504	1,859
Embraer S.A.—ADR (Aerospace & defense)	41,823	1,055

		2,914

Mexico—1.2%
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	495,700	1,360

Panama—1.0%
Copa Holdings S.A. (Airlines)†	18,470	1,084

Asia—2.6%
Australia—1.3%
BHP Billiton, Ltd.—ADR (Metals & mining)	20,750	1,466

Singapore—1.3%
Keppel Corporation, Ltd. (Industrial conglomerates)	194,000	1,391

Emerging Europe, Mid-East, Africa—0.9%
South Africa—0.9%
Sasol, Ltd. (Oil, gas & consumable fuels)	21,406	1,022

Total Common Stocks—98.0% (cost $100,982)		109,241

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/30/11, due 1/3/12, repurchase price $179, collateralized by FHLMC, 4.500%, due 1/15/14	$179	$179

Total Repurchase Agreement—0.2% (cost $179)		179

Total Investments—98.2% (cost $101,161)		109,420
Cash and other assets, less liabilities—1.8%		2,054

Net assets—100.0%		$111,474

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2011, the Fund's Portfolio of Investments includes the following industry categories:
Financials	19.9%
Industrials	14.9%
Consumer Discretionary	14.4%
Information Technology	11.2%
Energy	9.4%
Consumer Staples	9.2%
Health Care	9.1%
Materials	7.0%
Utilities	2.9%
Telecommunication Services	2.0%

Total	100.0%

At December 31, 2011, the Fund's Portfolio of Investments includes the following currency categories:

British Pound Sterling	30.8%
Euro	19.8%
U.S. Dollar	12.9%
Japanese Yen	9.7%
Canadian Dollar	5.8%
Swiss Franc	5.2%
South Korean Won	4.5%
Hong Kong Dollar	3.1%
Danish Krone	1.7%
Singapore Dollar	1.3%
Mexican Peso	1.3%
Indonesian Rupiah	1.1%
All Other Currencies	2.8%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 13

Jeffrey A. Urbina

INTERNATIONAL SMALL CAP GROWTH FUND

The International Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The International Small Cap Growth Fund posted a 11.60% decrease (Institutional Class Shares) for the 12 months ended December 31, 2011. By comparison, the Fund’s benchmark, the MSCI All Country Ex-U.S. Small Cap Index (net), declined 18.50%.

Performance was driven by strong stock selection across regions and sectors. From a sector perspective, Financials, Information Technology (IT) and Materials were the key drivers of performance, although all sectors added value, with the exception of Energy. The underweighting in Europe and focus on Asset Management and Insurance added value in Financials, and as management teams generally executed well relative to the universe as a whole. IT stock selection benefited from the focus and performance of Internet Software/Services and IT Services holdings, while the underweighting in Metals/Mining and Chemicals stock selection drove Materials returns. Energy stock selection was hampered by Oil/Gas performance.

From a sector positioning perspective, Consumer Discretionary (25.1%), Healthcare (15.8%) and IT (16.7%) remained significantly overweighted relative to the market throughout the entire year, while Financials (13.1%) and Materials (2.6%) were most significantly underweighted with only minor changes in sector weightings throughout 2011. On the other hand, Consumer Staples steadily increased from approximately 4% as of December 2010 to 8.3% as of year end 2011 due to higher weightings in Food and Food Retailing. Industrials were also significantly reduced during the period on lower Machinery and Professional Services exposure, given moderating operating performance. After increasing during the first half of the year from 17% to at or above the 20% Index weighting, Japanese exposure ended the year 12.9%, as we significantly reduced Consumer, Financials and Industrials exposures. These assets were redeployed into Asia Ex-Japan, Canada and, to some extent, in Emerging Markets, which totaled 24.5% as of year end, above the 22.2% Index weighting, due to the higher weighting in EMEA (Europe, Mid-East and Africa) and Latin America at the expense of Emerging Asia.

14 Annual Report	December 31, 2011

International Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2011

	1 Year	3 Year	5 Year	Since Inception(a)
Institutional Class	(11.60)%	20.82%	(0.60)%	4.47%
MSCI All Country World Ex-U.S. Small Cap Index (net)	(18.50)	18.46	(1.73)	4.09
(a)	For the period November 1, 2005 (Commencement of Operations) to December 31, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2011	William Blair Funds 15

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks

Europe—22.6%
Finland—1.0%
Nokian Renkaat Oyj (Auto components)	228,528	$7,359

Germany—6.9%
Aixtron AG (Semiconductors & semiconductor equipment)	659,861	8,412
Delticom AG (Specialty retail)	35,197	3,038
ElringKlinger AG (Auto components)	224,609	5,576
Gerry Weber International AG (Textiles, apparel & luxury goods)	171,252	5,224
MTU Aero Engines Holding AG (Aerospace & defense)	170,437	10,906
Wincor Nixdorf AG (Computers & peripherals)	232,278	10,381
Wirecard AG (IT services)	345,265	5,550

		49,087

Ireland—1.4%
Paddy Power plc (Hotels, restaurants & leisure)	170,315	9,812

Italy—2.7%
De’Longhi SpA (Household durables)	477,455	4,221
*Salvatore Ferragamo Italia SpA (Textiles, apparel & luxury goods)	591,443	7,792
Tod’s SpA (Textiles, apparel & luxury goods)	59,014	4,816
*Yoox SpA (Internet & catalog retail)	236,517	2,553

		19,382

Norway—0.4%
Opera Software ASA (Internet software & services)	627,230	3,052

Spain—2.1%
Viscofan S.A. (Food products)	402,566	14,933

Sweden—4.8%
Elekta AB (Health care equipment & supplies)	354,223	15,364
JM AB (Household durables)	680,223	11,070
Mekonomen AB (Specialty retail)	86,842	2,839
NIBE Industrier AB (Building products)	360,985	5,337

		34,610

Switzerland—3.3%
*Meyer Burger Technology AG (Machinery)	324,045	5,071
Partners Group Holding AG (Capital markets)	107,323	18,727

		23,798

United Kingdom—20.9%
Abcam plc (Biotechnology)	1,133,920	6,428
*ASOS plc (Internet & catalog retail)	209,103	4,014
Aveva Group plc (Software)	309,675	6,877
Babcock International Group plc (Commercial services & supplies)	1,304,077	14,896
*Blinkx plc (Internet software & services)	1,531,578	1,820
Carphone Warehouse Group plc (Specialty retail)	424,161	2,035
Croda International plc (Chemicals)	129,953	3,641
Dunelm Group plc (Specialty retail)	524,645	3,534
Elementis plc (Chemicals)	1,681,016	3,582
*EnQuest plc (Oil, gas & consumable fuels)	1,900,415	2,729

Common Stocks—Europe—22.6%—(continued)
United Kingdom—(continued)
Fidessa Group plc (Software)	113,164	$2,659
Halma plc (Electronic equipment, instruments & components)	1,029,085	5,280
Hargreaves Lansdown plc (Capital markets)	782,001	5,228
Hikma Pharmaceuticals plc (Pharmaceuticals)	392,631	3,780
IG Group Holdings plc (Diversified financial services)	1,499,148	11,103
*Imagination Technologies Group plc (Computers & peripherals)	940,451	8,018
Lancashire Holdings, Ltd. (Insurance)	1,090,332	12,268
Moneysupermarket.com Group plc (Internet software & services)	3,400,087	5,544
*Ocado Group plc (Internet & catalog retail)	670,815	567
Restaurant Group plc (Hotels, restaurants & leisure)	801,136	3,706
*Salamander Energy plc (Oil, gas & consumable fuels)	1,199,181	3,760
Spirax-Sarco Engineering plc (Machinery)	326,571	9,499
*Sports Direct International plc (Specialty retail)	1,574,379	5,218
St James’s Place plc (Insurance)	1,105,662	5,572
Synergy Health plc (Health care providers & services)	243,952	3,207
*Telecity Group plc (Internet software & services)	1,078,314	10,835
Victrex plc (Chemicals)	264,276	4,498

		150,298

Emerging Asia—13.2%
China—3.0%
AAC Technologies Holdings, Inc. (Communications equipment)	1,623,559	3,646
Comba Telecom Systems Holdings, Ltd. (Communications equipment)	4,463,526	3,598
Haitian International Holdings, Ltd. (Machinery)	4,498,496	3,869
Hengdeli Holdings, Ltd. (Specialty retail)	15,368,000	5,026
Spreadtrum Communications, Inc.—ADR (Semiconductors & semiconductor equipment)†	165,481	3,455
*WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)†	160,947	1,777

		21,371

India—2.1%
CRISIL, Ltd. (Diversified financial services)	213,930	3,569
eClerx Services, Ltd. (Professional services)	161,806	2,102
Ipca Laboratories, Ltd. (Pharmaceuticals)	353,225	1,835
*Jubilant Foodworks, Ltd. (Hotels, restaurants & leisure)	257,293	3,655
Motherson Sumi Systems, Ltd. (Auto components)	841,485	2,159
Oberoi Realty, Ltd. (Real estate management & development)	405,384	1,602

		14,922

Indonesia—3.5%
PT Harum Energy Tbk (Oil, gas & consumable fuels)	12,248,000	9,253

See accompanying Notes to Financial Statements.

16 Annual Report	December 31, 2011

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—13.2%—(continued)
Indonesia—(continued)
PT Indofood CBP Sukses Makmur Tbk (Food products)	12,965,000	$7,435
PT Kalbe Farma Tbk (Pharmaceuticals)	10,284,500	3,856
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Food products)	18,415,500	4,570

		25,114

South Korea—0.9%
*Daum Communications Corporation (Internet software & services)	66,097	6,885

Taiwan—3.1%
E Ink Holdings, Inc. (Electronic equipment, instruments & components)	2,413,000	3,148
Hiwin Technologies Corporation (Machinery)	436,000	3,542
Powertech Technology, Inc. (Semiconductors & semiconductor equipment)	2,464,000	5,216
Simplo Technology Co., Ltd. (Computers & peripherals)	615,500	3,598
TSRC Corporation (Chemicals)	2,720,600	6,676

		22,180

Thailand—0.6%
*Bangkok Dusit Medical Services PCL (Health care providers & services)	1,761,200	4,577

Japan—12.9%
Ain Pharmaciez, Inc. (Food & staples retailing)	132,700	6,379
CyberAgent, Inc. (Media)	3,171	10,304
Dr Ci:Labo Co., Ltd. (Personal products)	1,549	8,241
Exedy Corporation (Auto components)	244,300	7,049
F.C.C. Co., Ltd. (Auto components)	384,209	7,807
K’s Holdings Corporation (Specialty retail)	230,100	9,118
Kakaku.com, Inc. (Internet software & services)	158,400	5,808
M3, Inc. (Health care technology)	821	3,701
Miraca Holdings, Inc. (Health care providers & services)	383,500	15,271
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	65,500	6,799
Ship Healthcare Holdings, Inc. (Health care providers & services)	223,200	4,878
Start Today Co., Ltd. (Internet & catalog retail)	155,100	3,629
United Arrows, Ltd. (Specialty retail)	196,500	3,794

		92,778

Asia—8.9%
Australia—2.6%
Cochlear, Ltd. (Health care equipment & supplies)	231,101	14,655
Iress Market Technology, Ltd. (IT services)	607,170	4,303

		18,958

Hong Kong—5.1%
ASM Pacific Technology, Ltd. (Semiconductors & semiconductor equipment)	838,200	9,406

Common Stocks—Asia—8.9%—(continued)
Hong Kong—(continued)
*Haier Electronics Group Co., Ltd. (Household durables)	7,780,000	$6,962
Sa Sa International Holdings, Ltd. (Specialty retail)	9,518,000	5,270
SmarTone Telecommunications Holdings, Ltd. (Wireless telecommunication services)	7,445,000	12,883
Value Partners Group, Ltd. (Capital markets)	4,313,000	2,210

		36,731

Singapore—1.2%
*Biosensors International Group, Ltd. (Health care equipment & supplies)	3,535,000	3,897
First Resources, Ltd. (Food products)	2,982,000	3,472
Goodpack, Ltd. (Air freight & logistics)	841,000	895

		8,264

Canada—8.0%
Canadian Western Bank (Commercial banks)	217,600	5,511
*Celtic Exploration, Ltd. (Oil, gas & consumable fuels)	462,102	10,374
Dollarama, Inc. (Multiline retail)	232,374	10,150
Home Capital Group, Inc. (Thrifts & mortgage finance)	105,423	5,081
*Legacy Oil + Gas, Inc. (Oil, gas & consumable fuels)	831,529	8,554
Petrominerales, Ltd. (Oil, gas & consumable fuels)	317,847	5,167
Peyto Exploration & Development Corporation (Oil, gas & consumable fuels)	507,608	12,153
Total Energy Services, Inc. (Energy equipment & services)	8,648	147

		57,137

Emerging Europe, Mid-East, Africa—6.3%
Poland—0.7%
Lubelski Wegiel Bogdanka S.A. (Oil, gas & consumable fuels)	152,701	4,598

Russia—0.3%
*Etalon Group Ltd.—144A—GDR (Real estate management & development)†	516,849	2,429

South Africa—4.3%
Capitec Bank Holdings, Ltd. (Commercial banks)	231,968	5,115
Clicks Group, Ltd. (Multiline retail)	1,803,149	10,326
Coronation Fund Managers, Ltd. (Capital markets)	1,984,323	5,580
Life Healthcare Group Holdings Pte, Ltd. (Health care providers & services)	2,392,361	6,117
Mr Price Group, Ltd. (Specialty retail)	406,903	4,022

		31,160

Turkey—1.0%
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	1,112,295	3,477
Turkiye Sinai Kalkinma Bankasi A.S. (Commercial banks)	3,754,548	3,628

		7,105

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 17

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)

Emerging Latin America—5.0%
Brazil—3.3%
Arezzo Industria e Comercio S.A. (Textiles, apparel & luxury goods)	399,396	$4,968
CETIP S.A.—Balcao Organizado de Ativos e Derivativos (Capital markets)	287,855	4,159
OdontoPrev S.A. (Health care providers & services)	402,300	5,737
Raia Drogasil S.A. (Food & staples retailing)	375,400	2,610
*Restoque Comercio e Confeccoes de Roupas S.A. (Textiles, apparel & luxury goods)	221,800	3,246
*T4F Entretenimento S.A. (Media)	487,400	2,992

		23,712

Chile—0.6%
*CFR Pharmaceuticals S.A. (Pharmaceuticals)	16,669,705	3,918

Mexico—0.7%
*Genomma Lab Internacional S.A.B. de C.V. (Pharmaceuticals)	2,516,520	4,853

Panama—0.4%
Copa Holdings S.A. (Airlines)†	53,767	3,155

Total Common Stocks—97.8% (cost $721,613)		702,178

Convertible Bond
Brazil—0.0%
Lupatech S.A., 6.500%, due 4/15/18 (Machinery)**§	$959	249

Total Convertible Bond—0.0% (cost $497)		249

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/30/11, due 1/3/12, repurchase price $12,882, collateralized by FHLB, 4.500%, due 1/15/14	12,882	12,882

Total Repurchase Agreement—1.8% (cost $12,882)		12,882

Total Investments—99.6% (cost $734,992)		715,309
Cash and other assets, less liabilities—0.4%		2,912

Net assets—100.0%		$718,221

ADR = American Depository Receipt

GDR = Global Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.03% of the Fund’s net assets at December 31, 2011.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.03% of the net assets at December 31, 2011.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2011, the Fund’s Portfolio of Investments includes the following industry categories:

Consumer Discretionary	25.1%
Information Technology	16.7%
Health Care	15.8%
Financials	13.1%
Industrials	8.5%
Consumer Staples	8.3%
Energy	8.1%
Materials	2.6%
Telecommunication Services	1.8%

Total	100.0%

At December 31, 2011, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	21.4%
Euro	15.0%
Japanese Yen	13.2%
Canadian Dollar	8.1%
Hong Kong Dollar	7.5%
Swedish Krona	4.9%
South African Rand	4.4%
Indonesian Rupiah	3.6%
Brazilian Real	3.4%
Swiss Franc	3.4%
New Taiwan Dollar	3.2%
Australian Dollar	2.7%
Indian Rupee	2.1%
U.S. Dollar	1.6%
Singapore Dollar	1.2%
Turkish Lira	1.0%
All Other Currencies	3.3%

Total	100.0%

See accompanying Notes to Financial Statements.

18 Annual Report	December 31, 2011

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Emerging Markets Growth Fund posted a 16.82% decrease (Institutional Class Shares) for the 12 months ended December 31, 2011. By comparison, the Fund’s benchmark, the MSCI Emerging Markets IMI Index (net), declined 19.49%.

Performance was augmented by strong stock selection across most sectors and regions, coupled with overall sector positioning. Consumer Discretionary, Financials, Industrials, Materials and Utilities stock selection were the key contributors to outperformance. Within Consumer Discretionary, the Fund’s overweighting in the strongly performing Auto industry added value as did the weighting and stock selection in Retailing. Financials stock selection was bolstered by strong Commercial Banks, Insurance and Real Estate performance. Industrials value added was driven by good performance across Capital Goods and Transportation holdings. Materials benefited from the Fund’s focus and stock selection in Chemicals at the expense of Mining. Utilities stock selection was largely driven by strong performance in CPFL Energia S.A., the Brazilian power generation company, as management executed well and earnings results were ahead of expectations during the period. From a regional perspective, the Fund added significant value in Emerging Asia due largely to China, India, and Korea stock selection, along with the overweighting in the strongly performing Indonesian market at the expense of India. Brazilian and South African stock selection added significant value as well, more than offsetting weakness in Russia.

The Fund’s significant focus in Consumer remained constant throughout 2011 with approximately 32% invested in Consumer Discretionary and Consumer Staples companies, a slight increase from year end 2010. The Index weighting in Consumer totaled 17.4%. Within Discretionary, the Fund’s focus was on Autos and Retail, while Consumer Staples exposure was largest in Beverages and Food/Staples Retailing. Information Technology (IT) exposure increased steadily throughout 2011 from 11.1% as of year end 2010 to 16.8% as of September 30, to the 19.1% year-end 2011 weighting, which was well ahead of the 13.24% Index weighting. Internet Software and IT Services were the two industries with consistently higher exposure, although the significant underweighting in Semiconductors moderated over the year as well. Conversely, Financials, while underweighted at year end 2010, was reduced throughout the year, particularly in Commercial Banks and Real Estate. As of year end, Financials represented 15.9% of the Fund, well below the 23.0% Index weighting. Resources were consistently underweighted throughout 2011, totaling 19.2% as of year end 2010, and decreased to 12.8% as of year end 2011, well below the 26.0% Index weighting, due largely to a reduction in Mining on a slower company growth outlook. Regionally, the Fund remained consistently overweighted in Latin America at the expense of Asia (largely China and India) and EMEA (Europe, Middle East, and Africa), due to lower Russia and Central/Eastern Europe exposure.

December 31, 2011	William Blair Funds 19

Emerging Markets Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2011

	1 Year	3 Year	5 Year	Since Inception(a)
Institutional Class	(16.82)%	21.57%	(0.90)%	10.17%
MSCI Emerging Markets IMI (net)	(19.49)	20.74	2.61	10.46
(a)	For the period June 6, 2005 (Commencement of Operations) to December 31, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

20 Annual Report	December 31, 2011

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks

Emerging Asia—54.3%
China—13.1%
AAC Technologies Holdings, Inc. (Communications equipment)	1,071,949	$2,407
*Baidu, Inc.—ADR (Internet software & services)	68,407	7,967
Belle International Holdings, Ltd. (Specialty retail)	4,721,000	8,230
China BlueChemical, Ltd. (Chemicals)	1,564,000	1,184
CNOOC, Ltd. (Oil, gas & consumable fuels)	9,094,000	15,901
Comba Telecom Systems Holdings, Ltd. (Communications equipment)	3,812,496	3,073
Dongfeng Motor Group Co., Ltd. (Automobiles)	5,634,000	9,663
Golden Eagle Retail Group, Ltd. (Multiline retail)	2,253,000	4,763
*Haier Electronics Group Co., Ltd. (Household durables)	2,146,000	1,920
Haitian International Holdings, Ltd. (Machinery)	2,422,185	2,083
Hengdeli Holdings, Ltd. (Specialty retail)	6,680,000	2,185
Lenovo Group, Ltd. (Computers & peripherals)	12,448,000	8,302
Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	1,167,000	7,693
Spreadtrum Communications, Inc.—ADR (Semiconductors & semiconductor equipment)	97,818	2,043
*Sun Art Retail Group, Ltd. (Food & staples retailing)	5,808,000	7,261
Tencent Holdings, Ltd. (Internet software & services)	252,200	5,069
Want Want China Holdings, Ltd. (Food products)	11,401,000	11,377
*WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	193,714	2,139
Yingde Gases (Chemicals)	2,146,000	2,191
*Youku.com, Inc.—ADR (Internet software & services)	150,415	2,357

		107,808

India—10.5%
Asian Paints, Ltd. (Chemicals)	78,064	3,811
Axis Bank, Ltd. (Commercial banks)	427,341	6,503
Bajaj Auto, Ltd. (Automobiles)	156,236	4,682
Dabur India, Ltd. (Personal products)	1,293,345	2,422
Housing Development Finance Corporation (Thrifts & mortgage finance)	614,535	7,546
IndusInd Bank, Ltd. (Commercial banks)	438,126	1,863
Infosys Technologies, Ltd. (IT services)	229,498	11,961
ITC, Ltd. (Tobacco)	3,050,676	11,564
*Jubilant Foodworks, Ltd. (Hotels, restaurants & leisure)	151,942	2,158
Lupin, Ltd. (Pharmaceuticals)	536,363	4,523
Motherson Sumi Systems, Ltd. (Auto components)	592,108	1,519
Nestle India, Ltd. (Food products)	51,479	3,969
Shriram Transport Finance Co., Ltd. (Consumer finance)	29,503	234
Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	415,484	3,894

Common Stocks—Emerging Asia—54.3%—(continued)
India—(continued)
Tata Consultancy Services, Ltd. (IT services)	583,577	$12,754
Tata Motors, Ltd. (Automobiles)	1,823,672	6,137

		85,540

Indonesia—5.9%
PT Astra International Tbk (Automobiles)	1,757,000	14,339
PT Bank Rakyat Indonesia (Commercial banks)	19,033,000	14,169
PT Harum Energy Tbk (Oil, gas & consumable fuels)	2,320,500	1,753
PT Indo Tambangraya Megah (Oil, gas & consumable fuels)	1,140,000	4,859
PT Kalbe Farma Tbk (Pharmaceuticals)	5,861,500	2,198
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Food products)	9,965,500	2,473
PT Unilever Indonesia Tbk (Household products)	2,495,000	5,173
PT United Tractors Tbk (Machinery)	1,052,757	3,059

		48,023

Malaysia—2.1%
Axiata Group Bhd (Wireless telecommunication services)	3,973,000	6,442
CIMB Group Holdings Bhd (Commercial banks)	2,535,100	5,950
Kuala Lumpur Kepong Bhd (Food products)	611,300	4,377

		16,769

Papua New Guinea—1.5%
Oil Search, Ltd. (Oil, gas & consumable fuels)	1,973,416	12,615

Philippines—0.3%
Alliance Global Group, Inc. (Industrial conglomerates)	8,965,300	2,114

South Korea—12.1%
*Celltrion, Inc. (Pharmaceuticals)	90,002	2,836
*Honam Petrochemical Corporation (Chemicals)	15,291	3,955
*Hyundai Mobis (Auto components)	34,338	8,704
*Hyundai Motor Co. (Automobiles)	86,112	15,922
*LG Household & Health Care, Ltd. (Household products)	21,702	9,184
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	36,296	33,334
*Samsung Engineering Co., Ltd. (Construction & engineering)	71,894	12,575
Samsung Fire & Marine Insurance Co., Ltd. (Insurance)	35,464	6,496
*Samsung Heavy Industries Co., Ltd. (Machinery)	251,713	6,096

		99,102

Taiwan—6.7%
Catcher Technology Co., Ltd. (Computers & peripherals)	751,000	3,485
Hiwin Technologies Corporation (Machinery)	245,000	1,990

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 21

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—54.3%—(continued)
Taiwan—(continued)
Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments & components)	6,192,191	$16,953
HTC Corporation (Communications equipment)	489,800	8,040
MediaTek, Inc. (Semiconductors & semiconductor equipment)	483,000	4,427
Powertech Technology, Inc. (Semiconductors & semiconductor equipment)	1,328,000	2,811
Simplo Technology Co., Ltd. (Computers & peripherals)	571,300	3,340
*TPK Holding Co., Ltd. (Electronic equipment, instruments & components)	254,400	3,315
TSRC Corporation (Chemicals)	1,622,500	3,981
*Yuanta Financial Holding Co., Ltd. (Capital markets)	11,978,641	6,112

		54,454

Thailand—2.1%
Advanced Info Service PCL (Wireless telecommunication services)	524,600	2,336
CP ALL PCL (Food & staples retailing)	3,973,000	6,517
Kasikornbank PCL (Commercial banks)	1,647,100	6,500
Siam Makro PCL (Food & staples retailing)	225,600	1,709

		17,062

Emerging Latin America—24.5%
Argentina—0.5%
MercadoLibre, Inc. (Internet software & services)	49,092	3,905

Brazil—13.2%
BR Malls Participacoes S.A. (Real estate management & development)	450,716	4,378
BR Properties S.A. (Real estate management & development)	200,505	1,989
CETIP S.A.—Balcao Organizado de Ativos e Derivativos (Capital markets)	335,082	4,841
Cia de Bebidas das Americas—ADR (Beverages)	705,234	25,452
Cia de Concessoes Rodoviarias (Transportation infrastructure)	955,000	6,257
Cia Hering (Specialty retail)	260,170	4,528
CPFL Energia S.A.—ADR (Electric utilities)	253,830	7,160
Embraer S.A.—ADR (Aerospace & defense)	425,222	10,724
Lojas Renner S.A. (Multiline retail)	155,600	4,038
OdontoPrev S.A. (Health care providers & services)	155,622	2,219
*OGX Petroleo e Gas Participacoes S.A. (Oil, gas & consumable fuels)	1,038,160	7,581
PDG Realty S.A. Empreendimentos e Participacoes (Household durables)	1,448,587	4,582
Raia Drogasil S.A. (Food & staples retailing)	316,094	2,198
Redecard S.A. (IT services)	533,800	8,354
Totvs S.A. (Software)	219,995	3,923

Common Stocks—Emerging Latin America—24.5%—(continued)
Brazil—(continued)
Tractebel Energia S.A. (Independent power producers & energy traders)	627,754	$10,083

		108,307

Chile—4.0%
Banco Santander Chile—ADR (Commercial banks)	164,176	12,428
*CFR Pharmaceuticals S.A. (Pharmaceuticals)	9,600,643	2,256
ENTEL Chile S.A. (Wireless telecommunication services)	154,626	2,872
S.A.C.I. Falabella (Multiline retail)	711,082	5,530
Sociedad Quimica y Minera de Chile S.A.—ADR (Chemicals)	119,940	6,459
Sonda S.A. (IT services)	1,234,542	2,959

		32,504

Colombia—0.5%
Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	239,424	4,402

Mexico—5.4%
America Movil S.A.B. de C.V. (Wireless telecommunication services)	13,834,279	15,644
Coca-Cola Femsa S.A.B. de C.V.—ADR (Beverages)	49,628	4,725
*Genomma Lab Internacional S.A.B. de C.V. (Pharmaceuticals)	2,044,934	3,943
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	7,237,700	19,865

		44,177

Peru—0.9%
Credicorp, Ltd. (Commercial banks)†	65,885	7,212

Emerging Europe, Mid-East, Africa—15.7%
Poland—0.4%
Eurocash S.A. (Food & staples retailing)	431,285	3,567

Qatar—1.7%
Industries Qatar QSC (Industrial conglomerates)	372,133	13,592

Russia—1.3%
*Etalon Group Ltd.—144A—GDR (Real estate management & development)	510,600	2,400
Magnit OAO (Food & staples retailing)†	67,441	5,828
*Magnit OJSC (Food & staples retailing)	7,830	676
*Mail.ru Group, Ltd.—GDR (Internet software & services)	72,538	1,886

		10,790

South Africa—9.6%
Clicks Group, Ltd. (Multiline retail)	556,767	3,188
Life Healthcare Group Holdings Pte, Ltd. (Health care providers & services)	2,637,788	6,744
Mr Price Group, Ltd. (Specialty retail)	604,538	5,976
MTN Group, Ltd. (Wireless telecommunication services)	1,286,907	22,913
Naspers, Ltd. (Media)	131,207	5,741

See accompanying Notes to Financial Statements.

22 Annual Report	December 31, 2011

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—15.7%—(continued)
South Africa—(continued)
Sasol, Ltd. (Oil, gas & consumable fuels)	377,150	$18,011
Shoprite Holdings, Ltd. (Food & staples retailing)	412,721	6,963
The Foschini Group, Ltd. (Specialty retail)	391,571	5,093
Truworths International, Ltd. (Specialty retail)	437,301	4,001

		78,630

Turkey—2.7%
BIM Birlesik Magazalar A.S. (Food & staples retailing)	100,545	2,787
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	886,821	2,772
Turkiye Garanti Bankasi A.S. (Commercial banks)	3,026,479	9,429
Turkiye Halk Bankasi A.S. (Commercial banks)	1,345,683	7,035

		22,023

Total Common Stocks—94.5% (cost $789,368)		772,596

Preferred Stocks
Brazil—3.7%
Itau Unibanco Holding S.A. (Commercial banks)	823,600	15,008
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	1,369,738	15,781

		30,789

Total Preferred Stocks—3.7% (cost $32,596)		30,789

Convertible Bond
Brazil—0.1%
Lupatech S.A., 6.500%, due 4/15/18 (Machinery)**§	$1,602	416

Total Convertible Bond—0.1% (cost $831)		416

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/30/11, due 1/3/12, repurchase price $8,235, collateralized by U.S. Treasury Note, 1.750%, due 1/31/14	8,235	8,235

Total Repurchase Agreement—1.0% (cost $8,235)		8,235

Total Investments—99.3% (cost $831,030)		812,036
Cash and other assets, less liabilities—0.7%		5,810

Net assets—100.0%		$817,846

ADR = American Depository Receipt

GDR = Global Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.05% of the Fund’s net assets at December 31, 2011.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.05% of the net assets at December 31, 2011.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2011, the Fund’s Portfolio of Investments includes the following industry categories:

Information Technology	19.1%
Consumer Staples	17.6%
Financials	15.9%
Consumer Discretionary	15.2%
Energy	10.1%
Industrials	7.3%
Telecommunication Services	6.2%
Health Care	3.8%
Materials	2.7%
Utilities	2.1%

Total	100.0%

At December 31, 2011, the Fund’s Portfolio of Investments includes the following currency categories:

U.S. Dollar	12.9%
South Korean Won	12.3%
Brazilian Real	12.0%
Hong Kong Dollar	11.6%
Indian Rupee	10.6%
South African Rand	9.8%
New Taiwan Dollar	6.8%
Indonesian Rupiah	6.0%
Mexican Peso	4.9%
Turkish Lira	2.7%
Thai Baht	2.1%
Malaysian Ringgit	2.1%
Chilean Peso	1.7%
Qatari Rial	1.7%
Australian Dollar	1.6%
All Other Currencies	1.2%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 23

Todd M. McClone

Jeffrey A. Urbina

EMERGING LEADERS GROWTH FUND

The Emerging Leaders Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Emerging Leaders Growth Fund posted a 19.30% decrease (Institutional Class Shares) for the 12 months ended December 31, 2011. By comparison, the Fund’s benchmark, the MSCI Emerging Markets Large Cap Index (net) declined 17.65% during the same period.

The primary detractors from 2011 performance were the overweighting in India for the majority of the year, coupled with underperformance in Taiwanese Information Technology (IT) and in Russia during the first quarter. India underperformed on concerns about an increasing interest rate environment, coupled with increasing costs and slowing growth. Taiwanese IT performance was hampered by concerns about global supply chain issues following the Japanese earthquake and tsunami, in addition to changing competitive dynamics within smartphones and tablets and the impact on the supply chain. Russian underperformance was driven by a lack of Energy exposure. Key positive contributors to 2011 results included the significant weightings in Consumer at the expense of Materials, coupled with strong performance in Materials and IT. Within Materials, the Fund’s significant underweighting in the underperforming Mining segment added value, as did strong relative performance in chemicals and construction materials. Within IT, Samsung Electronics Co. Ltd. was a key contributor to full year performance, on strong demand for its handsets, which more than offset broad semiconductor weakness. Baidu, Inc. was a strong performer within IT as well, on strong revenue growth and market share gains and good execution by Management. The Fund also outpaced the Index in technology hardware, due largely to Fund holdings Lenovo Group, Ltd. on its strong Chinese market position and market share gains globally, and TPK Holding Co. Ltd., the Taiwanese touch panel manufacturer, on expectations of continued strong demand for tablets.

Consumer weightings increased throughout the year from 27.3% as of year-end 2010 to 36.8% at year-end 2011, well ahead of the 14.3% Index weighting. The overweighting was largely in Emerging Asia, and largely in Automobiles, Specialty Retailing, Food/Staples Retailing and Personal Products. Conversely, Resources decreased substantially from 27.2% as of year-end 2010 to 11.0% as of year-end 2011, due to a significant reduction in Materials on a slower growth outlook in Mining in particular. Financials, while totaling 19.8% of the Fund, remained relatively static during the year and ended below the Index’s 24.4% weighting, given lower Commercial Banks exposure amidst the increasing interest rate environment. IT increased throughout the year from 9.9% to nearly 14.9%, ahead of the 13.9% Index weighting given the increase in IT Services. From a regional perspective, the Fund maintained its overweighting in Latin America, albeit a moderated overweighting, while EMEA (Europe, Middle East, and Africa) increased from 12.9% of the Fund as of year-end 2010 to 18.8%.

24 Annual Report	December 31, 2011

Emerging Leaders Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2011

	1 Year	3 Year	Since Inception(a)
Institutional Class	(19.30)%	21.38%	(4.03)%
MSCI Emerging Markets Large Cap (net)	(17.65)	19.68	(2.65)
(a)	For the period March 26, 2008 (Commencement of Operations) to December 31, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing includes special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Large Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure market performance of large capitalization on stocks in emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2011	William Blair Funds 25

Emerging Leaders Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks

Emerging Asia—56.0%
China—14.2%
*Baidu, Inc.—ADR (Internet software & services)	5,707	$665
Belle International Holdings, Ltd. (Specialty retail)	580,000	1,011
CNOOC, Ltd. (Oil, gas & consumable fuels)	1,065,000	1,862
Dongfeng Motor Group Co., Ltd. (Automobiles)	336,000	576
Lenovo Group, Ltd. (Computers & peripherals)	754,000	503
Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	73,000	481
*Sun Art Retail Group, Ltd. (Food & staples retailing)	622,500	778
Tencent Holdings, Ltd. (Internet software & services)	18,200	366
Want Want China Holdings, Ltd. (Food products)	563,000	562

		6,804

India—13.5%
Bajaj Auto, Ltd. (Automobiles)	11,652	349
HDFC Bank, Ltd. (Commercial banks)	80,798	649
Housing Development Finance Corporation (Thrifts & mortgage finance)	51,193	629
Infosys Technologies, Ltd. (IT services)	18,171	947
ITC, Ltd. (Tobacco)	242,469	919
Larsen & Toubro, Ltd. (Construction & engineering)	13,800	259
Nestle India, Ltd. (Food products)	4,149	320
Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	76,373	716
Tata Consultancy Services, Ltd. (IT services)	46,185	1,009
Tata Motors, Ltd. (Automobiles)	200,541	675

		6,472

Indonesia—6.6%
PT Astra International Tbk (Automobiles)	178,500	1,457
PT Bank Rakyat Indonesia (Commercial banks)	1,522,500	1,134
PT Unilever Indonesia Tbk (Household products)	276,500	573

		3,164

Malaysia—2.0%
CIMB Group Holdings Bhd (Commercial banks)	397,200	932

South Korea—13.5%
*Hyundai Mobis (Auto components)	4,179	1,059
*Hyundai Motor Co. (Automobiles)	7,802	1,443
*LG Household & Health Care, Ltd. (Household products)	1,987	841
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	2,440	2,241
*Samsung Engineering Co., Ltd. (Construction & engineering)	4,914	859

		6,443

Common Stocks—Emerging Asia—56.0%—(continued)
Taiwan—3.1%
Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments & components)	360,700	$988
HTC Corporation (Communications equipment)	30,850	506

		1,494

Thailand—3.1%
CP ALL PCL (Food & staples retailing)	581,000	953
Kasikornbank PCL (Commercial banks)	128,000	505

		1,458

Emerging Latin America—20.3%
Brazil—8.5%
BR Malls Participacoes S.A. (Real estate management & development)	76,100	739
Cia de Bebidas das Americas—ADR (Beverages)	30,607	1,105
Cia de Concessoes Rodoviarias (Transportation infrastructure)	76,000	498
CPFL Energia S.A.—ADR (Electric utilities)	19,998	564
Embraer S.A.—ADR (Aerospace & defense)	18,766	473
Tractebel Energia S.A. (Independent power producers & energy traders)	43,800	704

		4,083

Chile—4.3%
Banco Santander Chile—ADR (Commercial banks)	12,274	929
S.A.C.I. Falabella (Multiline retail)	82,253	640
Sociedad Quimica y Minera de Chile S.A.—ADR (Chemicals)	9,159	493

		2,062

Mexico—6.6%
America Movil S.A.B. de C.V.—ADR (Wireless telecommunication services)	65,492	1,480
Grupo Financiero Banorte S.A.B. de C.V. (Commercial banks)	158,000	478
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	431,600	1,185

		3,143

Peru—0.9%
Credicorp, Ltd. (Commercial banks)†	3,788	414

Emerging Europe, Mid-East, Africa—18.8%
Qatar—2.2%
Industries Qatar QSC (Industrial conglomerates)	29,458	1,076

Russia—2.9%
Magnit OJSC (Food & staples retailing)†	1,010	87
Magnit OJSC—144A—GDR (Food & staples retailing)†	26,631	563
Sberbank of Russian Federation (Commercial banks)†	300,414	736

		1,386

See accompanying Notes to Financial Statements.

26 Annual Report	December 31, 2011

Emerging Leaders Growth Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—18.8%—(continued)
South Africa—11.7%
MTN Group, Ltd. (Wireless telecommunication services)	104,366	$1,858
Naspers, Ltd. (Media)	26,849	1,175
Sasol, Ltd. (Oil, gas & consumable fuels)	21,876	1,045
Shoprite Holdings, Ltd. (Food & staples retailing)	58,628	989
Truworths International, Ltd. (Specialty retail)	57,500	526

		5,593

Turkey—2.0%
Turkiye Garanti Bankasi A.S. (Commercial banks)	304,189	948

Total Common Stocks—95.1% (cost $47,735)		45,472

Preferred Stocks
Brazil—6.1%
Itau Unibanco Holding S.A. (Commercial banks)	52,000	948
Brazil—6.1%—(continued)
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	169,355	1,951

		2,899

Total Preferred Stocks—6.1% (cost $3,150)		2,899

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/30/11, due 1/3/12, repurchase price $405, collateralized by FHLMC, 4.500%, due 1/15/14	$405	$405

Total Repurchase Agreement—0.8% (cost $405)		405

Total Investments—102.0% (cost $51,290)		48,776
Liabilities, plus cash and other assets—(2.0)%		(954)

Net assets—100.0%		$47,822

ADR = American Depository Receipt

GDR = Global Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2011, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	19.7%
Consumer Discretionary	18.4%
Consumer Staples	18.4%
Information Technology	14.9%
Energy	10.1%
Telecommunication Services	6.9%
Industrials	6.5%
Utilities	2.6%
Health Care	1.5%
Materials	1.0%

Total	100.0%

At December 31, 2011, the Fund’s Portfolio of Investments includes the following currency categories:

U.S. Dollar	15.5%
Indian Rupee	13.4%
South Korean Won	13.3%
Hong Kong Dollar	12.7%
South African Rand	11.6%
Brazilian Real	10.0%
Indonesian Rupiah	6.6%
Mexican Peso	3.4%
New Taiwan Dollar	3.1%
Thai Baht	3.0%
Qatari Rial	2.2%
Turkish Lira	2.0%
Malaysian Ringgit	1.9%
Chilean Peso	1.3%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 27

FIXED-INCOME MARKETS OVERVIEW

Summary

In many ways, 2011 brought back some painful memories of 2008. Global stock markets experienced significant volatility, U.S. fixed income assets benefitted from a tremendous flight-to-quality with rates reaching record lows, and segments of the bond market suffered from diminished liquidity. U.S. stocks finished the year positive on the strength of a strong rally during the fourth quarter. Non-U.S. stocks lagged U.S. stocks during the fourth quarter and calendar year 2011.

The European debt crisis took center stage, with the market concentrated on how European policymakers might act to mitigate the precarious fiscal finances of Greece, Italy, and, to a lesser extent, Portugal and Spain. The crisis impacted financial institutions around the globe, with European financial institutions particularly hard-hit due to its holdings of European sovereign debt.

In other parts of the globe, the Japanese earthquake and tsunami had a significant but short-lived impact on the global supply chain during the second quarter, and several Middle East and North African countries experienced violent overthrows of repressive political regimes.

The U.S. faced issues of its own in 2011. Politicians scrambled to a last-hour resolution to increase the debt ceiling in July. In August, Standard & Poor’s downgraded the U.S.’s long-term debt rating to AA+. Economic reports revealed that U.S. growth was stagnant, with notable weaknesses in the labor and housing markets.

The Federal Open market Committee (FOMC) responded to these challenges with unconventional monetary easing policies. At its August 9 meeting, the FOMC pledged to keep interest rates at lower levels for an extended period of time, stating that conditions “warrant exceptionally low levels for the federal funds rate at least through mid-2013.” The FOMC announced “Operation Twist” at its September 21 meeting, in which it will sell short-term securities and purchase long-term securities. It will also reinvest principal payments into agency mortgage-backed securities to help stimulate the mortgage market.

Dollar-denominated fixed income assets were strong performers in this environment as declining interest rates buoyed returns. The 10-year Treasury note yielded 1.88% at year-end, 4 basis points lower for the quarter and 137 basis points lower for the year. Corporate bonds and mortgage-backed securities gained but lagged Treasuries. TIPS outperformed nominal Treasuries.

Outlook

We believe that the threat of any rapid rise in interest rates is subdued. The FOMC’s stance towards monetary policy has become increasingly accommodative due to concerns over the slow pace of economic growth and job growth.

At its August 9 meeting, the FOMC stated that it believes the current conditions “warrant exceptionally low levels for the federal funds rate at least through mid-2013.” At its September 21 meeting, the FOMC announced “Operation Twist,” which includes plans to sell shorter-term securities and buy longer-term securities, as well as reinvesting principal payments into mortgage-backed securities to help stimulate the mortgage market.

We expect economic growth to be low, with continued high levels of unemployment and a depressed real estate market constraining growth. However, we do not believe that the economy is at risk of a “double dip” in the near term.

28 Annual Report	December 31, 2011

Even with the increase in capital market volatility, corporate bond issuance has been steady, albeit at slightly higher new issue concessions (risk premiums) offered by issuers. The wider spreads offered in the market have been partially offset by Treasury yields near historic lows. In addition to wider spreads, we have seen bid/ask spreads widen marginally, but far from the levels experienced in 2008. This is indicative of reduced risk taking by dealers.

We believe that spread sectors are poised to lead the market. Risk premiums across all spreads sectors have moved significantly higher in recent months but not approaching the historically cheap levels experienced in prior years. These valuations, coupled with the strength of corporate balance sheets, make us bullish on spread product relative to Treasuries.

December 31, 2011	William Blair Funds 29

Christopher T. Vincent

Paul J. Sularz

BOND FUND

The Bond Fund seeks to outperform the Barclays Capital U.S. Aggregate Bond Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Bond Fund posted a 7.88% increase on a total return basis (Institutional Class Shares) for the 12 months ended December 31, 2011. By comparison, the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, gained 7.84%.

The Bond Fund posted positive performance results in both the fourth quarter and for 2011, in spite of what could be considered headwinds to our style of investing. The Fund outperformed its Barclays Capital U.S. Aggregate Bond Index benchmark during the fourth quarter and for the year.

During the fourth quarter, security selection was the main driver of Fund performance. Performance was exceptionally strong among the Fund’s corporate bond holdings and mortgage-backed securities. Among the corporate bonds, selection was strong among the Fund’s financial and industrial holdings. A modest allocation to high yield corporate bonds was additive to performance. Our Mortgage positions experienced slower-than-forecasted prepayment speeds, earned incremental yield over Treasuries, and impacted results favorably.

During 2011, the Fund tracked its benchmark, as sector positioning detracted from performance and overwhelmed the positive effect from security selection. The Fund experienced strong security selection within its corporate and mortgage-backed securities. The same themes that drove security selection results during the fourth quarter impacted the year’s performance favorably. However, the Fund’s underweight allocation to Treasuries and subsequent overweight allocations to corporate and mortgage-backed securities detracted over the year, as Treasuries were the best-performing sector and risk spreads widened.

We are positioned slightly overweight on interest rates with the portfolio’s duration exceeding that of the benchmark. We believe that interest rates will remain range-bound at lower levels over the next year and a half, as the Federal Open Market Committee (FOMC) stated after its August 9th meeting that current conditions “warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

We are overweight agency mortgage-backed securities. We seek pools with better-than-market convexity characteristics through favoring pools with above-market coupon rates comprised of either low loan balances or seasoned pools and avoiding the generic, current-coupon pools that dominate the Mortgage Index. We view specified pool mortgage-backed securities as a cheap alternative to agency debentures (to which we are underweight).

We are overweight investment-grade corporate bonds, as we believe the sector continues to offer good relative value. Within the sector, we are overweight Industrials and Financials. We emphasize companies with positive free cash flow and strong and experienced management teams. We believe that certain names in the financial sector offer value, and we are encouraged by the improvement of balance sheets within the sector despite the regulatory issues facing the industry.

We hold an allocation to high yield bonds near the Fund’s maximum portfolio weight of 10%. We emphasize higher quality (BB- and B-rated) industrial issuers.

We hold an allocation to TIPS (Treasury Inflation-Protected Securities), as we find its embedded option on unexpected inflation to be an appealing feature versus owning nominal Treasury notes.

30 Annual Report	December 31, 2011

Bond Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2011

	1 Year	3 Year	Since Inception(a)
Institutional Class	7.88%	9.13%	7.01%
Barclays Capital U.S. Aggregate Bond Index	7.84	6.77	6.52
(a)	For the period May 1, 2007 (Commencement of Operations) to December 31, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays Capital U.S. Aggregate Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2011. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investments.

December 31, 2011	William Blair Funds 31

Bond Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer		Principal Amount		Value

U.S. Government and U.S. Government Agency—44.3%
U.S. Treasury Inflation Indexed Notes/Bonds—8.4%
U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17		$5,614		$6,517
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29		8,264		12,878

Total U.S. Treasury Inflation Indexed Notes/Bonds				19,395

U.S. Treasury—0.3%
U.S. Treasury Bond, 3.875%, due 8/15/40		500		599

Government National Mortgage Association (GNMA)—3.8%
GNR 2004-2 M5, 4.891%, due 7/16/34		125		140
GNR 2006-67 GB, 4.617%, due 9/16/34, VRN		1,590		1,686
#699118, 6.000%, due 9/15/38		6,152		7,023

Total GNMA Mortgage Obligations				8,849

Federal Home Loan Mortgage Corp. (FHLMC)—8.8%
#G90024, 7.000%, due 1/20/13		11		12
#G30093, 7.000%, due 12/1/17		29		33
#J14232, 3.500%, due 1/1/21		1,527		1,595
#G30255, 7.000%, due 7/1/21		61		70
#G12792, 4.500%, due 12/1/21		323		344
#D95897, 5.500%, due 3/1/23		174		190
#J16051, 4.500%, due 7/1/26		1,439		1,554
#G01728, 7.500%, due 7/1/32		301		360
#C01385, 6.500%, due 8/1/32		313		356
#C01623, 5.500%, due 9/1/33		485		528
#A15039, 5.500%, due 10/1/33		7		8
#G02141, 6.000%, due 3/1/36		1,683		1,880
#A62179, 6.000%, due 6/1/37		902		1,007
#A63539, 6.000%, due 7/1/37		1,142		1,275
#A62858, 6.500%, due 7/1/37		585		658
#G03170, 6.500%, due 8/1/37		1,494		1,679
#A66843, 6.500%, due 10/1/37		2,098		2,380
#A78138, 5.500%, due 6/1/38		1,196		1,327
#A81799, 6.500%, due 9/1/38		2,561		2,905
#C03665, 9.000%, due 4/1/41		1,786		2,183

Total FHLMC Mortgage Obligations				20,344

Federal National Mortgage Association (FNMA)—23.0%
#535559, 7.500%, due 9/1/12		8		8
#689612, 5.000%, due 5/1/18		314		342
#695910, 5.000%, due 5/1/18		646		705
#747903, 4.500%, due 6/1/19		271		290
#745735, 5.000%, due 3/1/21		702		762
#253847, 6.000%, due 5/1/21		188		207
#900725, 6.000%, due 8/1/21		162		176
#AA2924, 4.500%, due 4/1/24		1,059		1,150
#890329, 4.000%, due 4/1/26		558		598
#AI9811, 4.500%, due 8/1/26		582		632
#AH9564, 3.500%, due 9/1/26		1,174		1,243
#545437, 7.000%, due 2/1/32		158		184
#545759, 6.500%, due 7/1/32		1,701		1,932
#684601, 6.000%, due 3/1/33		1,684		1,886
#555430, 5.000%, due 5/1/33		852		922
#708993, 5.000%, due 6/1/33		98		108
#254868, 5.000%, due 9/1/33		695		752
#739243, 6.000%, due 9/1/33		1,745		1,954
#739331, 6.000%, due 9/1/33		824		923
#555800, 5.500%, due 10/1/33		290		317
Issuer	NRSRO Rating (unaudited)		Principal Amount		Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#555876, 5.500%, due 10/1/33			$69		$75
#725027, 5.000%, due 11/1/33			567		613
#555880, 5.500%, due 11/1/33			386		422
#555946, 5.500%, due 11/1/33			707		788
#756153, 5.500%, due 11/1/33			1,899		2,101
#725205, 5.000%, due 3/1/34			3,378		3,653
#725232, 5.000%, due 3/1/34			3,404		3,681
#725238, 5.000%, due 3/1/34			1,260		1,363
#725249, 5.000%, due 3/1/34			287		310
#763798, 5.500%, due 3/1/34			388		430
#725611, 5.500%, due 6/1/34			395		432
#786546, 6.000%, due 7/1/34			802		896
#787816, 6.000%, due 7/1/34			818		916
#190353, 5.000%, due 8/1/34			396		428
#794474, 6.000%, due 10/1/34			174		193
#745092, 6.500%, due 7/1/35			1,154		1,311
#357944, 6.000%, due 9/1/35			102		113
#829306, 6.000%, due 9/1/35			292		326
#843487, 6.000%, due 10/1/35			242		272
#849191, 6.000%, due 1/1/36			453		506
#848782, 6.500%, due 1/1/36			759		856
#745349, 6.500%, due 2/1/36			984		1,111
#895637, 6.500%, due 5/1/36			399		450
#831540, 6.000%, due 6/1/36			164		182
#745802, 6.000%, due 7/1/36			554		620
#886220, 6.000%, due 7/1/36			1,166		1,306
#893318, 6.500%, due 8/1/36			210		236
#909480, 6.000%, due 2/1/37			1,174		1,311
#938440, 6.000%, due 7/1/37			565		627
#928561, 6.000%, due 8/1/37			646		724
#948689, 6.000%, due 8/1/37			1,418		1,573
#946646, 6.000%, due 9/1/37			343		383
#888967, 6.000%, due 12/1/37			2,035		2,280
#962058, 6.500%, due 3/1/38			3,968		4,490
#934006, 6.500%, due 9/1/38			1,439		1,628
#986856, 6.500%, due 9/1/38			902		1,012
#991911, 7.000%, due 11/1/38			660		754

Total FNMA Mortgage Obligations					53,463

Non-Agency Mortgage-Backed Obligations—0.2%
First Plus Home Loan Trust, 1997-4, Tranche M1, 7.640%, 9/11/23§**	D		199		167
First Horizon Asset Securities, Inc., 2004-AR4, Tranche 3A1, 2.712%, 8/25/34, VRN	AAA		387		329

Total Non-Agency Mortgage-Backed Obligations					496

Asset-Backed Securities—3.5%
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-1A, Tranche A, 9.310%, 10/20/13	Aa1		2,000		2,083
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A1, 4.260%, 3/25/14	Aaa		2,230		2,283
Centre Point Funding LLC—144A, 2010-1A, Tranche 1, 5.430%, 7/20/16	A2		2,309		2,418

See accompanying Notes to Financial Statements.

32 Annual Report	December 31, 2011

Bond Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Asset-Backed Securities—(continued)
Sierra Receivables Funding Co. LLC—144A, 2011-1A, Tranche A, 3.350%, 4/20/26	A	$1,259	$1,233

Total Asset-Backed Securities			8,017

Corporate Obligations—48.9%
Bank of America Corporation, 7.375%, due 5/15/14	A	1,000	1,037
D.R. Horton, Inc., 5.625%, due 9/15/14	BB	1,535	1,581
Corporation Nacional del Cobre de Chile—144A, 4.750%, due 10/15/14	A1	1,350	1,448
Yum! Brands, Inc., 6.250%, due 4/15/16	BBB	1,050	1,214
SUPERVALU, Inc., 8.000%, due 5/1/16	B+	1,500	1,549
Owens-Brockway Glass Container, Inc., 7.375%, due 5/15/16	BB+	1,250	1,369
Fiserv, Inc., 3.125%, due 6/15/16	Baa2	1,825	1,858
SABMiller plc—144A, 6.500%, due 7/1/16	BBB+	700	818
Petrobras International Finance Co., 6.125%, due 10/6/16	A3	1,350	1,497
Comcast Corporation, 6.500%, due 1/15/17	BBB+	350	412
Corrections Corporation of America, 7.750%, due 6/1/17	Ba1	1,250	1,356
ERP Operating L.P., 5.750%, due 6/15/17	BBB+	2,000	2,217
JPMorgan Chase & Co., 6.125%, due 6/27/17	A1	600	659
Smithfield Foods, Inc., 7.750%, due 7/1/17	BB-	1,500	1,642
American Express Co., 6.150%, due 8/28/17	A+	2,000	2,287
Capital One Financial Corporation, 6.750%, due 9/15/17	A-	1,775	1,989
Exelon Generation Co. LLC, 6.200%, due 10/1/17	A3	1,100	1,263
Toll Brothers Finance Corporation, 8.910%, due 10/15/17	BBB-	1,000	1,152
Motorola Solutions, Inc., 6.000%, due 11/15/17	BBB	2,000	2,242
Triumph Group, Inc., 8.000%, due 11/15/17	B+	1,500	1,597
Union Pacific Corporation, 5.750%, due 11/15/17	BBB+	600	710
Wells Fargo & Co., 5.625%, due 12/11/17	AA-	1,000	1,140
Kohl’s Corporation, 6.250%, due 12/15/17	BBB+	1,000	1,191
American Tower Corporation, 4.500%, due 1/15/18	Baa3	1,150	1,170
Morgan Stanley, 6.625%, due 4/1/18	A2	2,000	1,975
General Electric Capital Corporation, 5.625%, due 5/1/18	AA+	1,250	1,400

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
Simon Property Group L.P., 6.125%, due 5/30/18	A-	$1,750	$2,009
Time Warner Cable, Inc., 6.750%, due 7/1/18	BBB	1,000	1,188
Petrohawk Energy Corporation, 7.250%, due 8/15/18	A	1,000	1,125
Merrill Lynch & Co., Inc., 6.875%, due 11/15/18	A	1,075	1,036
Anheuser-Busch InBev Worldwide, Inc., 7.750%, due 1/15/19	A-	1,400	1,813
CSX Corporation, 7.375%, due 2/1/19	BBB	800	997
BHP Billiton Finance USA, Ltd., 6.500%, due 4/1/19	A+	1,300	1,606
Owens Corning, 9.000%, due 6/15/19	BBB-	1,000	1,193
Discovery Communications LLC, 5.625%, due 8/15/19	BBB	500	569
Roper Industries, Inc., 6.250%, due 9/1/19	Baa2	1,800	2,127
Republic Services, Inc., 5.500%, due 9/15/19	BBB	1,650	1,904
Boston Properties L.P., 5.875%, due 10/15/19	A-	1,500	1,689
Crown Castle International Corporation, 7.125%, due 11/1/19	BB-	1,500	1,620
Toll Brothers Finance Corporation, 6.750%, due 11/1/19	BBB-	500	526
Ford Motor Credit Co. LLC, 8.125%, due 1/15/20	BB+	2,000	2,354
Jarden Corporation, 7.500%, due 1/15/20	B	1,500	1,597
Johnson Controls, Inc., 5.000%, due 3/30/20	BBB+	1,625	1,808
The Goldman Sachs Group, Inc., 6.000%, due 6/15/20	A1	1,800	1,844
Commonwealth Edison Co., 4.000%, due 8/1/20	A-	1,000	1,077
Citigroup, Inc., 5.375%, due 8/9/20	A	2,000	2,057
Alcoa, Inc., 6.150%, due 8/15/20	BBB-	2,000	2,078
Omnicom Group, Inc., 4.450%, due 8/15/20	BBB+	2,000	2,062
The Goodyear Tire & Rubber Co., 8.250%, due 8/15/20	B+	1,500	1,635
BE Aerospace, Inc., 6.875%, due 10/1/20	BB	1,500	1,635
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	A-	1,500	1,661
Progress Energy, Inc., 4.400%, due 1/15/21	BBB	1,625	1,791
L-3 Communications Corporation, 4.950%, due 2/15/21	BBB-	2,355	2,334
Wyndham Worldwide Corporation, 5.625%, due 3/1/21	BBB-	1,000	1,033
Ball Corporation, 5.750%, due 5/15/21	BB+	1,500	1,571

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 33

Bond Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
Energizer Holdings, Inc.—144A, 4.700%, due 5/19/21	BBB-	$2,000	$2,105
Discovery Communications LLC, 4.375%, due 6/15/21	BBB	1,000	1,056
Praxair, Inc., 3.000%, due 9/1/21	A	2,000	2,047
O’Reilly Automotive, Inc., 4.625%, due 9/15/21	BBB-	2,200	2,307
FUEL Trust—144A, 3.984%, due 12/15/22	Baa2	2,000	2,000
The Kroger Co., 8.000%, due 9/15/29	BBB	425	583
Conoco Funding Co., 7.250%, due 10/15/31	A1	400	555
Kohl’s Corporation, 6.000%, due 1/15/33	BBB+	1,000	1,116
Wisconsin Electric Power Co., 5.700%, due 12/1/36	A+	500	646
Comcast Corporation, 6.450%, due 3/15/37	BBB+	650	788
Yum! Brands, Inc., 6.875%, due 11/15/37	BBB	600	766
JPMorgan Chase & Co., 6.400%, due 5/15/38	Aa3	1,400	1,625
COX Communications, Inc.—144A, 6.950%, due 6/1/38	BBB	350	400
General Electric Capital Corporation, 6.875%, due 1/10/39	AA+	750	898
Abbott Laboratories, 6.000%, due 4/1/39	AA	2,200	2,795
Burlington Northern Santa Fe LLC, 5.750%, due 5/1/40	A3	1,515	1,813
Illinois Tool Works, Inc.—144A, 4.875%, due 9/15/41	A+	850	967
Union Pacific Corporation, 4.750%, due 9/15/41	BBB+	1,400	1,525
Aristotle Holding, Inc.—144A, 6.125%, due 11/15/41	BBB+	2,450	2,649
Philip Morris International, Inc., 4.375%, due 11/15/41	A	2,000	2,079
Gilead Sciences, Inc., 5.650%, due 12/1/41	A-	750	830
CSX Corporation, 4.750%, due 5/30/42	BBB	1,200	1,238

Total Corporate Obligations			113,500

Total Long-Term Investments—96.9% (cost $211,270)			224,663

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/30/11, due 1/3/12, repurchase price $564, collateralized by FHLMC, 3.150%, due 10/28/20	Aaa	$564	$564

Total Repurchase Agreement—0.2% (cost $564)			564

Total Investments—97.1% (cost $211,834)			225,227
Cash and other assets, less liabilities—2.9%			6,789

Net assets—100.0%			$232,016

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN = Variable Rate Note

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.07% of the net assets at December 31, 2011.

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.07% of the Fund’s net assets at December 31, 2011.

See accompanying Notes to Financial Statements.

34 Annual Report	December 31, 2011

Christopher T. Vincent

Paul J. Sularz

LOW DURATION FUND

The Low Duration Fund seeks to maximize total return. Total return includes both income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Low Duration Fund posted a 2.14% increase on a total return basis (Institutional Class Shares) for the 12 months ended December 31, 2011. By comparison, the Fund’s benchmark, the the Merrill Lynch 1-Year U.S. Treasury Note Index, gained 0.57%.

The Fund had a very positive, with the Fund outperforming its Merrill Lynch 1-Year U.S. Treasury Note Index benchmark. We believe the Fund has been able to outperform the benchmark without sacrificing credit quality. The Fund does not own securities with a rating below “A” from a Nationally Recognized Statistical Rating Organization.

The majority of the Fund’s portfolio is invested in seasoned U.S. Government-guaranteed short duration Mortgage-backed Fannie Mae and Freddie Mac securities. This is the Fund’s major sector emphasis. We favor such securities because they are high quality instruments, provide excellent liquidity, and pay monthly principal and interest, which we then are able to reinvest. The benefits of this strategy are evident in a rising rate environment such as the one we experienced during the first quarter.

Asset-Backed Securities are another segment of the market in which we invest that offers monthly payment of principal and interest. We continued to invest in credit card securitizations issued by top-tier banking institutions. As mentioned, all Asset-Backed Securities held in the Fund must maintain a rating above “A.”

Since the beginning of 2011 we have increased the Fund’s holdings of Asset-backed securities whose coupons are reset monthly and are tied to LIBOR—the London Interbank Offered Rate. The income from these securities will rise with any increase in rates and will protect the Fund against falling prices. The percentage of these floating-rate securities in the Fund’s portfolio rose from approximately 15% at the beginning of 2011 to approximately 22% at the end of the year.

The Fund purchased TIPS (Treasury Inflation-Protected Securities) earlier this year. TIPS have been the strongest-performing investment grade security. We believe in holding TIPS instead of nominal Treasuries, as TIPS provide protection against unexpected inflation and diversification benefits.

The Fund kept its exposure to cash and cash equivalents extremely low, given the very low rates currently available from money market instruments.

Assets in the Fund continued to build since the Fund’s inception in 2010, with assets increasing to a new high “watermark” of approximately $157 million at the end of 2011.

While Treasury rates are at historically low levels, corporate risk spreads are at elevated levels last experienced in mid-2009 as the market was recovering from the depths of the credit crisis. In addition, demand for high-quality, fixed-income assets has risen due to increased equity market volatility and the near-zero rates offered by money market instruments.

We structure our Low Duration Fund to earn a competitive yield by emphasizing security selection in agency mortgage-backed securities, asset-backed securities, and high-quality corporate bonds.

December 31, 2011	William Blair Funds 35

Our primary emphasis remains in agency mortgage-backed securities, primarily higher-coupon, low loan balance, 15-year pools. We believe these securities will experience slower prepayments in a lower interest rate environment.

Within the asset-backed sector, we are allocated to short-dated auto and credit card loan receivable pools originated by “Tier 1” issuers. Some of our asset-backed holdings are floating-rate instruments, which help protect principal in a rising interest rate environment.

In the corporate sector, we favor short-dated, high-quality (A-rated or better) bonds of large, systemically important financial institutions, as well as high-quality, blue-chip industrials.

36 Annual Report	December 31, 2011

Low Duration Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2011

	1 Year	Since Inception(a)
Institutional Class	2.14%	1.77%
Merrill Lynch 1-Year U.S. Treasury Note Index	0.57	0.60
(a)	For the period December 1, 2009 (Commencement of Operations to December 31, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Merrill Lynch 1-Year U.S. Treasury Note Index is comprised of a single U.S. Treasury Note issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding U.S. Treasury Note that matures closest to, but not beyond one year from the rebalancing date.

This report identifies the Fund’s investments on December 31, 2011. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investments.

December 31, 2011	William Blair Funds 37

Low Duration Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—68.1%
Government National Mortgage Association (GNMA)—0.4%
#781567, 5.000%, due 2/15/18	$101	$108
#606406, 5.000%, due 4/15/18	151	164
#003438, 4.500%, due 9/20/18	254	276
#003465, 4.500%, due 11/20/18	77	84

Total GNMA Mortgage Obligations		632

Federal Home Loan Mortgage Corp. (FHLMC)—23.6%
#M80970, 4.500%, due 5/1/12	64	64
#M80982, 5.000%, due 7/1/12	185	189
#B18053, 5.000%, due 3/1/15	61	64
#G11885, 5.000%, due 1/1/16	193	207
#E86134, 5.000%, due 11/1/16	202	216
#E01337, 4.000%, due 2/1/18	198	209
#E96536, 5.000%, due 3/1/18	315	340
#E95355, 5.000%, due 4/1/18	402	433
#E01377, 4.500%, due 5/1/18	404	428
#G11618, 4.500%, due 5/1/18	1,867	1,992
#E96700, 5.000%, due 5/1/18	1,161	1,250
#E96962, 4.000%, due 6/1/18	196	209
#E01411, 5.000%, due 7/1/18	208	222
#E01424, 4.000%, due 8/1/18	5	6
#G12024, 4.500%, due 8/1/18	502	535
#E99963, 4.500%, due 10/1/18	120	128
#E01488, 5.000%, due 10/1/18	445	477
#E99895, 5.000%, due 10/1/18	897	966
#G12093, 4.500%, due 12/1/18	544	581
#B11386, 5.000%, due 12/1/18	189	203
#B11362, 5.500%, due 12/1/18	28	30
#G13367, 5.500%, due 12/1/18	152	165
#E01545, 5.000%, due 1/1/19	251	269
#B12826, 4.500%, due 3/1/19	855	916
#G11766, 5.000%, due 3/1/19	182	196
#G13176, 4.000%, due 5/1/19	211	224
#G18001, 4.500%, due 7/1/19	245	261
#G11596, 5.500%, due 8/1/19	213	233
#B16291, 5.000%, due 9/1/19	1,461	1,574
#G11605, 5.500%, due 9/1/19	109	119
#G11690, 4.000%, due 2/1/20	33	35
#G18045, 5.000%, due 3/1/20	200	216
#G11892, 4.000%, due 4/1/20	194	207
#B19078, 5.000%, due 4/1/20	141	152
#G18048, 5.000%, due 4/1/20	134	144
#J08152, 5.000%, due 5/1/20	139	150
#G11720, 4.500%, due 8/1/20	43	45
#J14232, 3.500%, due 1/1/21	2,478	2,588
#G12394, 5.000%, due 5/1/21	252	271
#G13296, 5.000%, due 5/1/21	691	744
#G12113, 5.500%, due 5/1/21	342	375
#G12286, 5.000%, due 7/1/21	137	147
#G12545, 4.000%, due 10/1/21	266	282
#E02322, 5.500%, due 5/1/22	92	100
#J06484, 5.500%, due 11/1/22	772	845
#C00351, 8.000%, due 7/1/24	127	150
#G13695, 4.000%, due 9/1/24	1,849	1,977
#G00363, 8.000%, due 6/1/25	163	195
#C80329, 8.000%, due 8/1/25	39	47
#J13022, 4.000%, due 9/1/25	2,753	2,943

U.S. Government and U.S. Government Agency—(continued)
Federal Home Loan Mortgage Corp. (FHLMC)—(continued)
#G14150, 4.500%, due 4/1/26	$3,531	$3,813
#E02912, 5.000%, due 6/1/26	1,823	1,964
#E02913, 5.000%, due 6/1/26	1,725	1,862
#J16051, 4.500%, due 7/1/26	4,798	5,181

Total FHLMC Mortgage Obligations		37,139

Federal National Mortgage Association (FNMA)—44.1%
#256224, 5.500%, due 4/1/16	36	39
#256559, 5.500%, due 1/1/17	20	22
#256606, 5.500%, due 2/1/17	26	28
#256646, 5.500%, due 3/1/17	19	20
#545898, 5.500%, due 9/1/17	549	597
#545899, 5.500%, due 9/1/17	641	697
#555029, 5.000%, due 11/1/17	79	85
#257067, 5.000%, due 1/1/18	91	98
#663692, 5.000%, due 1/1/18	260	281
#674713, 5.000%, due 1/1/18	20	21
#679305, 5.000%, due 1/1/18	84	91
#254591, 5.500%, due 1/1/18	424	458
#677680, 4.500%, due 2/1/18	15	16
#681310, 4.500%, due 2/1/18	326	349
#678938, 5.500%, due 2/1/18	41	45
#683100, 5.500%, due 2/1/18	551	605
#254684, 5.000%, due 3/1/18	29	31
#675717, 5.000%, due 3/1/18	380	411
#681361, 5.000%, due 3/1/18	144	155
#656564, 5.000%, due 4/1/18	1,957	2,113
#696677, 5.000%, due 4/1/18	137	148
#702888, 5.000%, due 4/1/18	203	219
#695838, 5.500%, due 4/1/18	118	129
#929388, 4.500%, due 5/1/18	492	525
#254721, 5.000%, due 5/1/18	322	348
#702332, 5.000%, due 5/1/18	68	74
#704049, 5.500%, due 5/1/18	1,048	1,152
#735357, 5.500%, due 5/1/18	1,641	1,803
#254785, 4.000%, due 6/1/18	232	246
#555622, 4.500%, due 6/1/18	403	432
#656573, 5.000%, due 6/1/18	300	327
#709848, 5.000%, due 6/1/18	265	289
#713380, 4.000%, due 7/1/18	242	258
#254802, 4.500%, due 7/1/18	349	374
#713807, 4.500%, due 7/1/18	190	204
#735003, 5.500%, due 7/1/18	1,751	1,924
#254840, 4.000%, due 8/1/18	114	122
#682443, 4.000%, due 8/1/18	500	532
#730823, 4.000%, due 8/1/18	216	230
#734753, 4.000%, due 8/1/18	37	40
#711991, 5.000%, due 8/1/18	246	268
#254919, 4.000%, due 9/1/18	30	32
#740444, 4.500%, due 9/1/18	321	344
#734741, 4.000%, due 10/1/18	22	23
#743183, 5.000%, due 10/1/18	107	116
#255003, 4.000%, due 11/1/18	15	16
#747823, 4.000%, due 11/1/18	613	657
#749596, 5.000%, due 11/1/18	374	408
#745237, 5.000%, due 12/1/18	87	94
#725171, 4.000%, due 1/1/19	14	15

See accompanying Notes to Financial Statements.

38 Annual Report	December 31, 2011

Low Duration Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#725168, 4.500%, due 2/1/19		$255	$273
#255079, 5.000%, due 2/1/19		74	80
#766276, 5.000%, due 3/1/19		597	649
#255233, 4.000%, due 5/1/19		528	562
#725445, 4.500%, due 5/1/19		949	1,015
#779363, 5.000%, due 6/1/19		112	122
#785259, 5.000%, due 8/1/19		456	496
#725953, 5.000%, due 10/1/19		131	143
#745240, 4.500%, due 12/1/19		548	587
#735401, 5.500%, due 3/1/20		339	369
#735646, 4.500%, due 7/1/20		635	679
#745440, 4.500%, due 7/1/20		11	12
#825912, 4.000%, due 9/1/20		68	72
#836016, 4.500%, due 9/1/20		743	794
#879607, 5.500%, due 4/1/21		149	163
#881284, 4.500%, due 12/1/21		1,374	1,471
#972934, 5.500%, due 2/1/23		534	585
#254908, 5.000%, due 9/1/23		102	111
#255165, 4.500%, due 3/1/24		129	141
#934808, 4.500%, due 3/1/24		170	185
#AA4519, 4.500%, due 3/1/24		2,898	3,147
#AA5028, 4.500%, due 4/1/24		674	732
#190988, 9.000%, due 6/1/24		207	241
#AC8857, 4.500%, due 12/1/24		104	112
#AC9560, 5.000%, due 1/1/25		4,548	4,959
#932449, 4.000%, due 2/1/25		660	709
#AD0855, 4.000%, due 3/1/25		336	360
#932723, 4.000%, due 4/1/25		800	859
#935995, 4.000%, due 6/1/25		230	247
#AD4677, 4.000%, due 6/1/25		2,573	2,763
#AD8164, 4.000%, due 8/1/25		2,302	2,473
#AE1176, 4.000%, due 8/1/25		1,032	1,109
#AB1459, 4.000%, due 9/1/25		266	285
#AH2671, 4.000%, due 1/1/26		1,893	2,033
#890329, 4.000%, due 4/1/26		1,860	1,992
#AI4856, 4.500%, due 6/1/26		2,228	2,420
#AI9811, 4.500%, due 8/1/26		3,211	3,487
#AH9564, 3.500%, due 9/1/26		3,679	3,894
#AB3608, 3.500%, due 10/1/26		3,936	4,167
#AI7363, 3.500%, due 10/1/26		1,297	1,373
#AJ2322, 3.500%, due 10/1/26		3,011	3,187
#AJ7724, 4.000%, due 12/1/26		2,500	2,685

Total FNMA Mortgage Obligations			69,254

Asset-Backed Securities—21.4%
Honda Auto Receivables Owner Trust, 2009-2, Tranche A3, 2.790%, 1/15/13	AAA	90	90
CarMax Auto Owner Trust, 2009-1, Tranche A3, 4.120%, 3/15/13	AAA	34	34
Ford Credit Auto Owner Trust, 2009-A, Tranche A3A, 3.960%, 5/15/13	AAA	44	44
USAA Auto Owner Trust, 2009-1, Tranche A3, 3.020%, 6/17/13	AAA	1	1
Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Asset-Backed Securities—(continued)
American Express Issuance Trust, 2007-2, Tranche A, 0.528%, 7/15/13, VRN	AAA	$373	$373
Ally Auto Receivables Trust, 2010-3, Tranche A2, 0.378%, 8/15/13, VRN	AAA	314	314
Ford Credit Auto Owner Trust, 2009-B, Tranche A3, 2.790%, 8/15/13	AAA	139	140
John Deere Owner Trust, 2009-B, Tranche A3, 1.570%, 10/15/13	AAA	250	250
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-1A, Tranche A, 9.310%, 10/20/13	Aa1	2,000	2,084
Harley-Davidson Motorcycle Trust, 2009-1, Tranche A3, 3.190%, 11/15/13	AAA	353	353
CNH Equipment Trust, 2009-C, Tranche A3, 1.850%, 12/16/13	AAA	4	4
Volkswagen Auto Loan Enhanced Trust, 2010-1, Tranche A3, 1.310%, 1/20/14	AAA	485	486
USAA Auto Owner Trust, 2008-3, Tranche A4, 4.710%, 2/18/14	AAA	25	25
Harley-Davidson Motorcycle Trust, 2009-2, Tranche A3, 2.620%, 3/15/14	AAA	192	193
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A1, 4.260%, 3/25/14	Aaa	1,765	1,807
BMW Vehicle Owner Trust, 2010-A, Tranche A3, 1.390%, 4/25/14	AAA	235	235
Ford Credit Auto Owner Trust, 2010-A, Tranche A3, 1.320%, 6/15/14	AAA	367	368
Nissan Auto Receivables Owner Trust, 2008-A, Tranche A4, 4.280%, 6/16/14	AAA	35	35
Capital Auto Receivables Asset Trust, 2008-1, Tranche A4B, 1.628%, 7/15/14, VRN	AAA	353	355
CNH Equipment Trust, 2010-A, Tranche A3, 1.540%, 7/15/14	AAA	444	445
Nissan Auto Receivables Owner Trust, 2010-A, Tranche A3, 0.870%, 7/15/14	Aaa	500	501
Daimler Chrysler Auto Trust, 2008-A, Tranche A4, 4.480%, 8/8/14	AAA	444	446
Mercedes-Benz Auto Lease Trust—144A, 2011-B, Tranche A3, 1.070%, 8/15/14	Aaa	1,500	1,498
Nissan Auto Receivables Owner Trust, 2009-1, Tranche A3, 5.000%, 9/15/14	AAA	293	296
Porsche Innovative Lease Owner Trust—144A, 2011-1, Tranche A3, 1.090%, 9/22/14	Aaa	500	499

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 39

Low Duration Fund

Portfolio of Investments, December 31, 2011 (all dollar amounts in thousands)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Asset-Backed Securities—(continued)
Nissan Master Owner Trust Receivables—144A, 2010-AA, Tranche A, 1.428%, 1/15/15, VRN	AAA	$2,000	$2,015
CNH Equipment Trust, 2010-C, Tranche A3, 1.170%, 5/15/15	AAA	459	459
Harley-Davidson Motorcycle Trust, 2011-2, Tranche A2, 0.710%, 5/15/15	Aaa	1,500	1,498
Discover Card Master Trust, 2007-A2, Tranche A2, 0.886%, 6/15/15, VRN	AAA	192	193
Discover Card Master Trust I, 2005-4, Tranche A2, 0.368%, 6/16/15, VRN	AAA	77	77
FPL Recovery Funding LLC, 2007-A, Tranche A2, 5.044%, 8/1/15	AAA	700	724
Bank of America Credit Card Trust, 2010-A1, Tranche A1, 0.578%, 9/15/15, VRN	AAA	2,000	2,005
Discover Card Master Trust, 2010-A1, Tranche A1, 0.928%, 9/15/15, VRN	Aaa	347	349
USAA Auto Owner Trust, 2010-1, Tranche A4, 2.140%, 9/15/15	AAA	685	695
American Express Credit Account Master Trust, 2010-1, Tranche A, 0.528%, 11/16/15, VRN	AAA	500	501
Ford Credit Floorplan Master Owner Trust, 2011-1, Tranche A2, 0.878%, 2/15/16, VRN	AAA	1,000	999
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A2, 5.290%, 3/25/16	Aaa	2,350	2,544
Ally Master Owner Trust, 2011-3, Tranche A1, 0.908%, 5/15/16, VRN	Aaa	1,100	1,097
CNH Equipment Trust, 2010-C, Tranche A4, 1.750%, 5/16/16	AAA	60	61
Avis Budget Rental Car Funding AESOP LLC—144A, 2010-3A, Tranche A, 4.640%, 5/20/16	Aaa	1,400	1,490
Centre Point Funding LLC—144A, 2010-1A, Tranche 1, 5.430%, 7/20/16	A2	1,649	1,727
CNH Equipment Trust, 2011-B, Tranche A3, 0.910%, 8/15/16	AAA	500	498
Discover Card Master Trust, 2011-A1, Tranche A1, 0.628%, 8/15/16, VRN	Aaa	1,400	1,405
Enterprise Fleet Financing LLC—144A, 2011-2, Tranche A2, 1.430%, 10/20/16	AAA	2,000	1,997
GE Capital Credit Card Master Note Trust, 2011-1, Tranche A, 0.828%, 1/15/17, VRN	Aaa	500	503
Discover Card Master Trust, 2010-A2, Tranche A2, 0.858%, 3/15/18, VRN	AAA	350	353
Capital One Multi-Asset Execution Trust, 2007-A2, Tranche A2, 0.358%, 12/16/19, VRN	AAA	215	209

Asset-Backed Securities—(continued)
MBNA Credit Card Master Note Trust, 2004-A3, Tranche A3, 0.538%, 8/16/21, VRN	AAA	$300	$296
Sierra Receivables Funding Co. LLC—144A, 2011-1A, Tranche A, 3.350%, 4/20/26	A	1,101	1,079

Total Asset-Backed Securities			33,650

Corporate Obligations—6.9%
Bank of America Corporation, 5.375%, due 9/11/12	A	1,000	1,012
Citigroup, Inc., 5.300%, due 10/17/12	A	1,000	1,016
Wells Fargo & Co., 5.250%, due 10/23/12	AA-	1,000	1,035
The Goldman Sachs Group, Inc., 5.450%, due 11/1/12	A1	1,000	1,017
American Express Co., 4.875%, due 7/15/13	A+	1,000	1,046
JPMorgan Chase & Co., 1.216%, due 1/24/14, VRN	Aa3	1,000	985
Morgan Stanley, 2.016%, due 1/24/14, VRN	A2	1,000	921
Bank of America Corporation, 1.848%, due 1/30/14, VRN	A	1,000	903
Citigroup, Inc., 1.511%, due 4/1/14, VRN	A	1,000	942
Morgan Stanley, 6.000%, due 5/13/14	A2	1,000	1,010
General Dynamics Corporation, 1.375%, due 1/15/15	A	1,000	1,011

Total Corporate Obligations			10,898

Total Long-Term Investments—96.4% (cost $151,313)			151,573

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/30/11, due 1/3/12, repurchase price $4,035, collateralized by FNMA, 5.000%, due 3/15/16	Aaa	4,035	4,035

Total Repurchase Agreement—2.6% (cost $4,035)			4,035

Total Investments—99.0% (cost $155,348)			155,608
Cash and other assets, less liabilities—1.0%			1,539

Net assets—100.0%			$157,147

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

40 Annual Report	December 31, 2011

Statements of Assets and Liabilities

December 31, 2011 (dollar amounts in thousands)

	Institutional International Growth Fund	Institutional International Equity Fund	International Small Cap Growth Fund
Assets
Investments in securities, at cost	$1,518,756	$101,161	$734,992

Investments in securities, at value	$1,534,679	$109,420	$715,309
Foreign currency, at value (cost $136; $1; $437)	135	1	436
Receivable for securities sold	3,490	4,592	2,944
Receivable for fund shares sold	10,261	—	1,614
Dividend and interest receivable	1,656	245	630

Total assets	1,550,221	114,258	720,933
Liabilities
Payable for investment securities purchased	3,716	2,599	460
Payable for fund shares redeemed	1,458	—	899
Unrealized depreciation on forward foreign currency contracts	837	—	311
Investment advisory fee payable	1,247	119	588
Distribution and shareholder service fee payable	—	—	53
Other payables and accrued expenses	369	66	401

Total liabilities	7,627	2,784	2,712

Net Assets	$1,542,594	$111,474	$718,221

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$124	$12	$63
Capital paid in excess of par value	1,718,538	232,629	798,066
Accumulated net investment income (loss)	16,015	(25)	4,542
Accumulated net realized gain (loss)	(206,932)	(129,391)	(64,220)
Net unrealized appreciation (depreciation) of investments and foreign currencies	14,849	8,249	(20,230)

Net Assets	$1,542,594	$111,474	$718,221

Net Assets	$1,542,594	$111,474
Shares Outstanding	124,474,829	12,024,106
Net Asset Value Per Share	$12.39	$9.27
Institutional Share Class
Net Assets			$334,656
Shares Outstanding			29,077,351
Net Asset Value Per Share			$11.51

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 41

Statements of Operations

for the Year Ended December 31, 2011 (dollar amounts in thousands)

	Institutional International Growth Fund	Institutional International Equity Fund	International Small Cap Growth Fund
Investment income
Dividends	$45,678	$6,310	$16,417
Less foreign tax withheld	(3,414)	(503)	(1,173)
Interest	105	2	98

Total income	42,369	5,809	15,342
Expenses
Investment advisory fees	16,019	2,246	7,013
Distribution fees	—	—	54
Shareholder services fees	—	—	622
Custodian fees	316	113	204
Transfer agent fees	34	6	30
Sub-transfer agent fees
Class N	—	—	34
Class I	—	—	211
Professional fees	167	60	86
Registration fees	62	21	98
Shareholder reporting fees	33	2	74
Trustee fees	68	13	24
Other expenses	82	15	35

Total expenses	16,781	2,476	8,485

Expenses waived by Advisor	—	(5)	—

Net expenses	16,781	2,471	8,485

Net investment income (loss)	25,588	3,338	6,857
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments	74,637	31,088	58,878
Foreign currency transactions	(6,146)	(1,143)	1,557

Total net realized gain (loss)	68,491	29,945	60,435
Change in net unrealized appreciation (depreciation) of:
Investments	(328,624)	(61,527)	(154,971)
Foreign currency translations	(1,109)	97	(606)

Total change in net unrealized appreciation (depreciation)	(329,733)	(61,430)	(155,577)

Net increase (decrease) in net assets resulting from operations	$(235,654)	$(28,147)	$(88,285)

See accompanying Notes to Financial Statements.

42 Annual Report	December 31, 2011

Statements of Changes in Net Assets

for the Year Ended December 31, 2011 and 2010 (dollar amounts in thousands)

	Institutional International Growth Fund		Institutional International Equity Fund		International Small Cap Growth Fund
	2011	2010	2011	2010	2011	2010
Operations
Net investment income (loss)	$25,588	$17,077	$3,338	$3,226	$6,857	$3,235
Net realized gain (loss) on investments and foreign currency transactions	68,491	220,735	29,945	44,790	60,435	57,094
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	(329,733)	68,599	(61,430)	(14,220)	(155,577)	62,315

Net increase (decrease) in net assets resulting from operations	(235,654)	306,411	(28,147)	33,796	(88,285)	122,644
Distributions to shareholders from
Net investment income	(1,997)	(35,383)	(2,326)	(4,059)	(10,724)	(2,781)
Net realized gain	—	—	—	—	—	—

	(1,997)	(35,383)	(2,326)	(4,059)	(10,724)	(2,781)
Capital stock transactions
Net proceeds from sale of shares	357,122	585,127	12,843	31,823	313,989	222,392
Shares issued in reinvestment of income dividends and capital gain distributions	1,885	33,238	2,328	3,868	8,514	2,417
Less cost of shares redeemed	(464,979)	(379,024)	(164,692)	(139,231)	(152,224)	(88,572)

Net increase (decrease) in net assets resulting from capital share transactions	(105,972)	239,341	(149,521)	(103,540)	170,279	136,237

Increase (decrease) in net assets	(343,623)	510,369	(179,994)	(73,803)	71,270	256,100
Net assets
Beginning of Year	$1,886,217	$1,375,848	$291,468	$365,271	$646,951	$390,851

End of Year	$1,542,594	$1,886,217	$111,474	$291,468	$718,221	$646,951

Accumulated net investment income (loss) at the end of the Year	$16,015	$(4,934)	$(25)	$(357)	$4,542	$(586)

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 43

Statements of Assets and Liabilities

December 31, 2011 (dollar amounts in thousands)

	Emerging Markets Growth Fund	Emerging Leaders Growth Fund	Bond Fund	Low Duration Fund
Assets
Investments in securities, at cost	$831,030	$51,290	$211,834	$155,348

Investments in securities, at value	$812,036	$48,776	$225,227	$155,608
Foreign currency, at value (cost $3,922; $111; $—; $—)	4,000	111	—	—
Receivable for securities sold .	4,156	375	—	—
Receivable for fund shares sold	231	344	4,950	1,150
Receivable from Advisor .	—	—	1	1
Dividend and interest receivable .	570	23	2,101	508

Total assets	820,993	49,629	232,279	157,267
Liabilities
Payable for investment securities purchased	1,642	—	—	—
Payable for fund shares redeemed	203	1,662	68	9
Investment advisory fee payable	778	48	58	40
Distribution and shareholder service fee payable	23	3	21	12
Other payables and accrued expenses	501	94	116	59

Total liabilities	3,147	1,807	263	120

Net Assets	$817,846	$47,822	$232,016	$157,147

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$72	$6	$20	$16
Capital paid in excess of par value	867,474	53,039	217,752	159,433
Accumulated net investment income (loss)	(1,953)	(14)	2	—
Accumulated net realized gain (loss)	(28,436)	(2,650)	849	(2,561)
Net unrealized appreciation (depreciation) of investments and foreign currencies	(19,311)	(2,559)	13,393	259

Net Assets	$817,846	$47,822	$232,016	$157,147

Institutional Share Class
Net Assets	$675,633	$26,166	$69,447	$68,059
Shares Outstanding	59,708,640	3,419,548	6,432,683	6,926,678
Net Asset Value Per Share	$11.32	$7.65	$10.80	$9.83

See accompanying Notes to Financial Statements.

44 Annual Report	December 31, 2011

Statements of Operations

for the Year Ended December 31, 2011 (dollar amounts in thousands)

	Emerging Markets Growth Fund	Emerging Leaders Growth Fund	Bond Fund	Low Duration Fund
Investment income
Dividends	$22,977	$1,944	$—	$—
Less foreign tax withheld	(1,968)	(159)	—	—
Interest	161	—	9,795	3,317

Total income	21,170	1,785	9,795	3,317
Expenses
Investment advisory fees	10,964	921	633	449
Distribution fees	68	—	8	9
Shareholder services fees	294	38	228	126
Custodian fees	434	111	54	67
Transfer agent fees	42	18	23	17
Sub-transfer agent fees
Class N	27	—	4	—
Class I	74	—	10	—
Professional fees	138	67	35	29
Registration fees	75	53	46	56
Shareholder reporting fees	68	2	8	2
Trustee fees	47	4	9	6
Other expenses	54	10	15	11

Total expenses before waiver	12,285	1,224	1,073	772
Expenses waived by the Advisor	—	(140)	(98)	(41)

Net expenses	12,285	1,084	975	731

Net investment income (loss)	8,885	701	8,820	2,586
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments	129,522	390	3,325	59
Foreign currency transactions	(1,986)	(278)	—	—

Total net realized gain (loss)	127,536	112	3,325	59
Change in net unrealized appreciation (depreciation) of:
Investments	(303,742)	(20,141)	3,590	360
Foreign currency translations	(363)	(40)	—	—

Total change in net unrealized appreciation (depreciation)	(304,105)	(20,181)	3,590	360

Net increase (decrease) in net assets resulting from operations	$(167,684)	$(19,368)	$15,735	$3,005

See accompanying Notes to Financial Statements.

December 31, 2011	William Blair Funds 45

Statements of Changes in Net Assets

for the Year Ended December 31, 2011 and 2010 (dollar amounts in thousands)

	Emerging Markets Growth Fund		Emerging Leaders Growth Fund		Bond Fund		Low Duration Fund
	2011	2010	2011	2010	2011	2010	2011	2010
Operations
Net investment income (loss)	$8,885	$4,305	$701	$468	$8,820	$8,051	$2,586	$1,915
Net realized gain (loss) on investments and foreign currency transactions	127,536	245,341	112	33,656	3,325	2,212	59	(60)
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	(304,105)	13,556	(20,181)	(16,315)	3,590	3,290	360	468

Net increase (decrease) in net assets resulting from operations	(167,684)	263,202	(19,368)	17,809	15,735	13,553	3,005	2,323
Distributions to shareholders from
Net investment income	(4,450)	(13,461)	(307)	(255)	(9,700)	(8,566)	(4,103)	(2,958)
Net realized gain	(115,030)	—	(3,704)	(505)	(1,831)	(494)	—	—
Return of capital	—	—	(25)	—	—	—	—	—

	(119,480)	(13,461)	(4,036)	(760)	(11,531)	(9,060)	(4,103)	(2,958)
Capital stock transactions
Net proceeds from sale of shares	352,369	357,761	19,857	14,224	100,839	90,709	121,427	149,882
Shares issued in reinvestment of income dividends and capital gain distributions	100,061	12,072	3,491	681	8,489	6,013	3,322	2,297
Less cost of shares redeemed	(597,963)	(407,291)	(47,023)	(52,189)	(74,292)	(55,783)	(109,974)	(103,208)

Net increase (decrease) in net assets resulting from capital share transactions	(145,533)	(37,458)	(23,675)	(37,284)	35,036	40,939	14,775	48,971

Increase (decrease) in net assets	(432,697)	212,283	(47,079)	(20,235)	39,240	45,432	13,677	48,336
Net assets
Beginning of year	1,250,543	1,038,260	94,901	115,136	192,776	147,344	143,470	95,134

End of year	$817,846	$1,250,543	$47,822	$94,901	$232,016	$192,776	$157,147	$143,470

Accumulated net investment income (loss) at the end of the year	$(1,953)	$(12,327)	$(14)	$(131)	$2	$1	$—	$—

See accompanying Notes to Financial Statements.

46 Annual Report	December 31, 2011

Notes to Financial Statements

(1) Significant Accounting Policies

The following is a summary of William Blair Funds’ (the “Fund”) significant accounting policies in effect during the year covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Description of the Fund

The Fund is a diversified mutual fund registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The number of shares authorized for this Fund is unlimited. The Fund currently consists of the following publicly offered twenty-three portfolios (the “Portfolios”), each with its own investment objective and policies. For each Portfolio, the number of shares authorized is unlimited.

Equity Portfolios	International Equity Portfolios

Growth

Large Cap Growth

Small Cap Growth

Mid Cap Growth

Small-Mid Cap Growth

Large Cap Value

Small Cap Value

Mid Cap Value

Small-Mid Cap Value

Global Equity Portfolio

Global Growth

Dynamic Allocation Portfolio

Macro Allocation

International Growth

International Equity

Institutional International Growth

Institutional International Equity

International Small Cap Growth

Emerging Markets Growth

Emerging Leaders Growth

Emerging Markets Small Cap Growth

Fixed-Income Portfolios

Bond

Income

Low Duration

Money Market Portfolio

Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity	Long-term capital appreciation.
Global Equity	Long-term capital appreciation.
Dynamic Allocation	Long-term risk adjusted total return.
International Equity	Long-term capital appreciation.
Fixed-Income	High level of current income with relative stability of principal. (Maximize total return—Low Duration)
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Portfolio, the Institutional International Equity Portfolio and the Institutional Share Classes of the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio, Bond Portfolio, and the Low Duration Portfolio are the only Portfolios covered in this report.

The Macro Allocation Portfolio has a fiscal year end of October 31, and issues a separate report.

(b) Share Classes

Three different classes of shares of the Global Growth, International Small Cap Growth, Emerging Markets Growth, Emerging Leaders Growth, Emerging Markets Small Cap Growth, Bond and the Low Duration Portfolios currently exist: N, I and Institutional. This report includes financial information for only the Institutional Class. The Institutional share class is sold to institutional investors, including but not limited to employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the Fund’s high minimum investment requirement. The minimum initial investment required is $5 million. The Global Growth and Emerging Markets Small Cap Growth Portfolios do not have any shareholders in the Institutional Class as of December 31, 2011.

December 31, 2011	William Blair Funds 47

Investment income realized and unrealized gains and losses, and certain Portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

(c) Investment Valuation

The market value of domestic equity securities is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the latest bid price.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the latest bid price. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Portfolios compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate, and as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Portfolios may use an independent pricing service to fair value the security as of the close of regular trading on the New York Stock Exchange. As a result, a Portfolio’s value for a security may be different from the last sale price (or the latest bid price).

Fixed-income securities are valued by using market quotations or independent pricing services that use either prices provided by market-makers or matrices that produce estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Other securities, and all other assets, including securities for which a market price is not available or is deemed unreliable, (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the latest bid price), and there is no guarantee that a fair valued security will be sold at the price at which a Portfolio is carrying the security.

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. As of December 31, 2011, there were securities held in the Institutional International Growth, International Small Cap Growth, Emerging Markets Growth and Bond Portfolios requiring fair valuation pursuant to the Funds’ Valuation Procedures.

(d) Investment income and transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rate shown on the Portfolio of Investments for the Bond Fund and Low Duration Fund were the rates in effect on December 31, 2011. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the year ended December 31, 2011, the Bond and Low Duration Portfolios recognized an increase of interest income and a decrease of net realized loss of $(879) and $(1,517), respectively (in thousands). This reclassification had no effect on the net asset value or the net assets of the Portfolios.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

48 Annual Report	December 31, 2011

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at year end.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Portfolios no longer own the applicable securities, the proceeds are recorded as realized gains.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined by dividing the Portfolio’s net assets by the number of shares outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 4:00 p.m. Eastern time, on each day the Exchange is open.

Dividends from net investment income, if any, are declared at least annually for the Institutional International Growth, Institutional International Equity, International Small Cap Growth, Emerging Markets Growth and Emerging Leaders Growth Portfolios. Effective April 16, 2011, dividends for the Bond Portfolio are declared daily and paid monthly. Dividends from the Low Duration Portfolios are declared daily and paid monthly. Dividends payable to shareholders are recorded on the ex-dividend date.

(f) Foreign Currency Translation and Foreign Currency Forward Contracts

The Portfolios (excluding the Bond and Low Duration Portfolios) may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, forward open foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s net asset value, typically 4:00 p.m. Eastern time on days when there is regular trading on the New York Stock Exchange (the “Exchange”). Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(g) Income Taxes

Each Portfolio intends to comply with the provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies. Each portfolio intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

The Institutional International Growth, Institutional International Equity, International Small Cap Growth, Emerging Markets Growth, and Emerging Leaders Growth Portfolios may be subject to a tax imposed on net realized and unrealized gains on securities of certain foreign countries.

Management has evaluated all of the uncertain tax positions of the Portfolios and has determined that no liability is required to be recorded in the financial statements.

The statute of limitations on the Portfolios’ tax returns for each of the tax years in the four year period ended December 31, 2011 remains open and the returns are subject to examination.

December 31, 2011	William Blair Funds 49

The Portfolios have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for federal income tax purposes. The Portfolios also treat the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for federal income tax purposes and related gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) at December 31, 2011 were as follows (in thousands):

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Institutional International Growth	$1,525,481	$121,957	$112,759	$9,198
Institutional International Equity	103,270	10,754	4,605	6,149
International Small Cap Growth	741,839	52,848	79,378	(26,530)
Emerging Markets Growth	848,230	48,379	84,573	(36,194)
Emerging Leaders Growth	53,067	2,368	6,660	(4,292)
Bond	211,834	13,929	536	13,393
Low Duration	155,349	1,007	748	259

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to Section 988 currency gains and losses, PFIC gains and losses, paydown gains and losses and redemptions in-kind. These reclassifications have no impact on the net asset values of the Portfolios. Accordingly, at December 31, 2011, the following reclassifications were recorded (in thousands):

Portfolio	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Capital Paid in Excess of Par Value
Institutional International Growth	$(2,642)	$2,642	$—
Institutional International Equity	(679)	701	(22)
International Small Cap Growth	8,995	(8,995)	—
Emerging Markets Growth	5,939	(24,168)	18,229
Emerging Leaders Growth	(251)	276	(25)
Bond	879	(879)	—
Low Duration	1,517	(1,517)	—

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 was as follows (in thousands):

	Distributions Paid in 2011				Distributions Paid in 2010
Portfolio	Return of Capital	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Institutional International Growth	$—	$1,997	$—	$1,997	$35,383	$—	$35,383
Institutional International Equity	—	2,326	—	2,326	4,059	—	4,059
International Small Cap Growth	—	10,724	—	10,724	2,781	—	2,781
Emerging Markets Growth	—	4,450	115,030	119,480	13,461	—	13,461
Emerging Leaders Growth	25	1,278	2,733	4,036	255	505	760
Bond	—	9,700	1,831	11,531	8,566	494	9,060
Low Duration	—	4,103	—	4,103	2,958	—	2,958

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows (in thousands):

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)
Institutional International Growth	$17,088	$(202,354)	$—	$9,198
Institutional International Equity	—	(127,316)	—	6,149
International Small Cap Growth	5,874	(59,252)	—	(26,530)
Emerging Markets Growth	—	(13,506)	—	(36,194)
50 Annual Report	December 31, 2011

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)
Emerging Leaders Growth	$—	$(931)	$—	$(4,292)
Bond	2	(79)	928	13,393
Low Duration	—	(2,561)	—	259

As of December 31, 2011, the Portfolios have unused capital loss carry forwards available for federal income tax purposes to be applied against future gains, if any. If not applied, the carryforward will expire as follows (in thousands):

Portfolio	2016	2017	2018	Total
Institutional International Growth	$—	$182,481	$—	$182,481
Institutional International Equity	13,581	113,087	—	126,668
International Small Cap Growth	—	55,999	—	55,999
Low Duration	—	—	955	955

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. Under the Act each Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred in periods after enactment will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. Each Portfolio has the following carry forward capital losses without expiration as of December 31, 2011 (in thousands):

Portfolio	Short Term	Long Term
Low Duration	$951	$406

For the period from November 1, 2011 through December 31, 2011, the following Portfolios incurred realized ordinary loss and capital losses. Ordinary Loss includes losses from currency transactions and PFICs. Each Portfolio intends to treat these losses as having occurred on the first day of fiscal year 2012 for federal income tax purposes (in thousands):

Portfolio	Ordinary Loss	Short-Term Capital	Long-Term Capital
Institutional International Growth	$—	$19,637	$—
Institutional International Equity	19	613	—
International Small Cap Growth	537	2,491	—
Emerging Markets Growth	783	9,852	2,610
Emerging Leaders Growth	16	791	81
Bond	—	78	—
Low Duration	—	118	132

(h) Repurchase Agreements

In a repurchase agreement, a Portfolio buys a security at one price and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. William Blair & Company, L.L.C. (the “Advisor”) will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Portfolio’s ability to dispose of the underlying securities. The risk to a Portfolio is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Portfolio is entitled to sell the underlying collateral. The loss, if any, to a Portfolio will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Portfolio may be delayed or limited. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which a Portfolio enters into repurchase agreements to evaluate those risks. A Portfolio may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

December 31, 2011	William Blair Funds 51

(i) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(j) Indemnification

In the normal course of business, the Portfolios have entered into contracts in which the Portfolios agree to indemnify the other party or parties against various potential cost or liabilities. The Portfolios’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Portfolios.

(k) Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Portfolio’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•

Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time the net asset value of the Portfolio is calculated.

•

Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Portfolio’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Any transfers between Level 1 and Level 2 are disclosed, effective as of the beginning of the year, in the tables below with the reasons for the transfers disclosed in a note to the tables, if applicable.

As of December 31, 2011, the hierarchical input levels of securities in each Portfolio, segregated by security class, are as follows (in thousands):

	Institutional International Growth	Institutional International Equity	International Small Cap Growth	Emerging Markets Growth	Emerging Leaders Growth
Investments in securities
Level 1—Quoted prices
Common Stocks	$1,512,204	$109,241	$702,178	$772,596	$45,472
Preferred Stocks	—	—	—	30,789	2,899
Level 2—Other significant observable inputs
Short-Term Investments	21,933	179	12,882	8,235	405
Level 3—Significant unobservable inputs
Common Stock	298	—	—	—	—
Convertible Bonds	244	—	249	416	—

Total investments in securities	$1,534,679	$109,420	$715,309	$812,036	$48,776

Other financial instruments—Liabilities
Level 2—Other significant observable inputs
Forward foreign currency contracts	$(837)		$(311)

52 Annual Report	December 31, 2011

	Bond	Low Duration
Investments in securities
Level 1—Quoted Prices
None	$—	$—
Level 2—Other significant observable inputs
U.S. Government and Agency Bonds	102,650	107,025
Corporate Bonds	113,500	10,898
Asset Backed Bonds	8,346	33,650
Short-Term Investments	564	4,035
Level 3—Significant unobservable inputs
Asset Backed Bonds	167	—

Total investments in securities	$225,227	$155,608

There were no transfers between Level 1 and Level 2 during the year.

Level 1 Common Stocks are exchange-traded securities with a quoted price. See Portfolio of Investments for Sector Classification.

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value:

	Balance January 1, 2011	Purchases	Sales	Transfers to Level 3	Transfers from Level 3	Change in Unrealized Gain/Loss	Realized Gain/Loss	Balance December 31, 2011	Percent of Net Assets
Institutional International Growth	$—	$—	$—	$614	$—	$(72)	$—	$542	0.04%
International Small Cap Growth	—	—	—	322	—	(73)	—	249	0.03%
Emerging Markets Growth	—	—	—	538	—	(122)	—	416	0.05%
Bond	170	—	—	—	—	(3)	—	167	0.07%

The fair value estimates for the Level 3 securities in the Institutional International Growth, International Small Cap Growth, Emerging Markets Growth and Bond Portfolios were determined in good faith by the Pricing Committee in consultation with the Valuation Committee, pursuant to the Valuation Procedures adopted by the Board of Trustees. There were various factors considered in reaching this fair value determination, including, but not limited to, the following: the type of security, the extent of public trading of the security, information obtained from a broker-dealer for the security, analysis of the company’s performance, market trends that influence its performance and the potential for an adverse outcome in pending litigation. The change in unrealized gain (loss) related to those securities held at December 31, 2011 agree to the table above, and is included in the change in net unrealized appreciation (depreciation) of investments on the Statement of Operations. The transfers to and from Level 3 were valued using transfer date.

China High Precision Automation Group Common Stock held in the Institutional International Growth Fund Portfolio moved from Level 1 to Level 3 due to a trade halt imposed by foreign regulators. The Lupatech convertible bonds held in the Institutional International Growth Fund Portfolio, the International Small Cap Growth Portfolio and the Emerging Markets Growth Portfolio moved from Level 2 to Level 3 due to a change in observable inputs. The First Plus Home Loan Trust bond held in the Bond Portfolio remained in Level 3 during the period due to the lack of significant other observable inputs.

(l) Redemptions In- Kind

In accordance with the Funds’ prospectus, the Portfolios may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Portfolio recognizes a gain or loss on the transfer of securities depending on the market value of those securities on the date of redemption. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2011, the Emerging Markets Growth Portfolio transferred in-kind (in thousands) $91,525 for a realized gain of $20,249.

December 31, 2011	William Blair Funds 53

(2) Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU 2011-03 amends ASC 860, Transfers and Servicing, in relation to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU 2011-03 is effective prospectively for new transfers and existing transitions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implication of this change and its impact on the financial statements has not been determined.

On May 12, 2011, the FASB issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. The ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity and, (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this change and its impact on the financial statements has not been determined.

(3) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Portfolio has a management agreement with the Advisor for investment advisory, clerical, bookkeeping and administrative services. Each Portfolio pays the Advisor an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

International Portfolios:		Fixed-Income Portfolios
Institutional International Growth:		Bond	0.30%
First $500 million	1.00%	Low Duration	0.30%
Next $500 million	0.95%
Next $1.5 billion	0.90%
Next $2.5 billion	0.875%
Next $5 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion	0.80%
Institutional International Equity:
First $500 million	1.000%
Next $500 million	0.950%
In excess of $1 billion	0.900%
International Small Cap Growth	1.00%
Emerging Markets Growth	1.10%
Emerging Leaders Growth	1.10%

All of the Portfolios, except Institutional International Growth, have also entered into Expense Limitation Agreements with the Advisor. Under the terms of these agreements, the Advisor will waive its management fee and/or reimburse the Portfolio for expenses in excess of the agreed upon rate. The amount the Advisor owes a Portfolio as of the report date is recorded as the Receivable from Advisor on the Statement of Assets and Liabilities. The Advisor reimburses the Portfolios on an monthly basis. Under the terms of these agreements, the Advisor has agreed to waive its advisory fees and/or absorb other operating expenses through April 30, 2012, if total expenses of the Portfolios exceed the following rates (as a percentage of average daily net assets):

Portfolio	Effective May 1, 2011 through April 30, 2012	Effective May 1, 2010 through April 30, 2011
Institutional International Equity	1.10%	1.10%
International Small Cap Growth	1.25%	1.25%
Emerging Markets Growth	1.30%	1.30%
Emerging Leaders Growth	1.25%	1.25%
Bond	0.35%	0.35%
Low Duration	0.40%	0.40%
54 Annual Report	December 31, 2011

For a period of three years subsequent to the Commencement of Operations of the Portfolio, the Advisor is entitled to reimbursement from the Emerging Leaders Growth and Low Duration Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. The total amount available for recapture at December 31, 2011 is $153 (in thousands) for the Low Duration Portfolio. As a result, the total expense ratio for a Portfolio during the period the agreement is in effect will not fall below the percentage indicated.

For the period ended December 31, 2011, the fees waivers and/or reimbursements for each Portfolio were as follows (in thousands):

Portfolio	Fund Level Waiver	Class Specific Waiver*	Total Waiver
Institutional International Equity	$5	$—	$5
Emerging Leaders Growth	140	—	140
Bond	83	15	98
Low Duration	37	4	41

*	Class specific waivers include waivers on Class N and Class I, which are included in a separate report.

(4) Investment Transactions

Investment transactions, excluding money market instruments, repurchase agreements and demand notes for the year ended December 31, 2011 were as follows (in thousands):

Portfolio	Purchases	Sales
Institutional International Growth	$1,864,580	$(1,922,291)
Institutional International Equity	199,441	(348,861)
International Small Cap Growth	745,147	(581,084)
Emerging Markets Growth	1,002,446	(1,229,369)
Emerging Leaders Growth	117,869	(143,770)
Bond	105,624	(75,418)
Low Duration	125,063	(109,128)

(5) Forward Foreign Currency Contracts

The Portfolios (excluding the Bond and Low Duration Portfolios) from time to time may enter into forward foreign currency contracts with the Fund’s custodian and other counterparties in an attempt to hedge against a decline in the value of foreign currency against the U.S. dollar. The Portfolios bear the market risk that arises from changes in foreign currency rates and bear the credit risk if the counterparty fails to perform under the contract.

For the year ended December 31, 2011, the Institutional International Growth, Institutional International Equity, and International Small Cap Growth Portfolios engaged in forward foreign currency contracts with notional volume (in thousands) of:

Portfolio	Average Notional Value
Institutional International Growth	$304,515
Institutional International Equity	5,276
International Small Cap Growth	31,054

The following tables present the value of forward foreign currency contracts as of December 31, 2011 and their respective location on the Statement of Assets and Liabilities (values in thousands):

	Assets		Liabilities
Portfolio	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Institutional International Growth	Unrealized appreciation on foreign forward currency contracts	$—	Unrealized depreciation on foreign forward currency contracts	$837
International Small Cap Growth	Unrealized appreciation on foreign forward currency contracts	—	Unrealized depreciation on foreign forward currency contracts	311
December 31, 2011	William Blair Funds 55

The effect of forward contracts on the Statements of Operations for the year ended December 31, 2011 (values in thousands):

Realized gain (loss) recognized in foreign currency transactions
Portfolio	Value
Institutional International Growth	$(597)
Institutional International Equity	(722)
International Small Cap Growth	2,666

Change in unrealized gain (loss) recognized in foreign currency translations
Portfolio	Value
Institutional International Growth	$(837)
Institutional International Equity	227
International Small Cap Growth	(311)

The following table presents open forward foreign currency contracts as of December 31, 2011 (values in thousands):

Institutional International Growth
Counterparty	Short Contracts	Settlement Date	Local Currency	Current Value	Unrealized Loss
Bank of New York	Japanese Yen	3/22/2012	6,425,553	$83,599	$(837)

International Small Cap Growth
Counterparty	Short Contracts	Settlement Date	Local Currency	Current Value	Unrealized Loss
Bank of New York	Japanese Yen	3/22/2012	2,389,359	$31,087	$(311)

(6) Fund Share Transactions

The following table summarizes the activity in capital shares for Institutional Classes of each Portfolio (in thousands):

	Dollars
	For the year ended December 31, 2011
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	$357,122	$1,885	$464,979	$(105,972)
Institutional International Equity	12,843	2,328	164,692	(149,521)
International Small Cap Growth	144,872	5,156	51,270	98,758
Emerging Markets Growth	325,754	84,592	525,445	(115,099)
Emerging Leaders Growth	—	2,152	38,310	(36,158)
Bond	54,824	2,564	29,654	27,734
Low Duration .	61,464	1,816	42,760	20,520

	Dollars
	For the year ended December 31, 2010
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	$585,127	$33,238	$379,024	$239,341
Institutional International Equity	31,823	3,868	139,231	(103,540)
International Small Cap Growth	76,119	1,301	20,893	56,527
Emerging Markets Growth	299,213	10,490	331,182	(21,479)
Emerging Leaders Growth	2,611	602	45,497	(42,284)
Bond	23,201	1,159	620	23,740
Low Duration.	65,503	1,032	31,723	34,812
56 Annual Report	December 31, 2011

	Shares
	For the year ended December 31, 2011
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	26,212	156	33,111	(6,743)
Institutional International Equity	1,239	259	16,514	(15,016)
International Small Cap Growth	11,931	463	4,109	8,285
Emerging Markets Growth	22,566	7,647	34,501	(4,288)
Emerging Leaders Growth	—	288	4,453	(4,165)
Bond	5,142	239	2,774	2,607
Low Duration	6,225	184	4,328	2,081

	Shares
	For the year ended December 31, 2010
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	45,848	2,351	29,748	18,451
Institutional International Equity	3,407	365	13,836	(10,064)
International Small Cap Growth	6,879	100	1,893	5,086
Emerging Markets Growth	22,585	677	23,038	224
Emerging Leaders Growth	271	60	5,354	(5,023)
Bond	2,199	109	58	2,250
Low Duration.	6,561	104	3,179	3,486
December 31, 2011	William Blair Funds 57

Financial Highlights

Institutional International Growth Fund

	Years Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$14.37	$12.20	$8.66	$19.20	$19.39
Income (loss) from investment operations:
Net investment income (loss) (a)	0.21	0.14	0.10	0.25	0.15
Net realized and unrealized gain (loss) on investments	(2.17)	2.31	3.61	(10.24)	3.30

Total from investment operations	(1.96)	2.45	3.71	(9.99)	3.45
Less distributions from:
Net investment income	0.02	0.28	0.17	—	0.35
Net realized gain	—	—	—	0.55	3.29

Total distributions	0.02	0.28	0.17	0.55	3.64

Net asset value, end of year	$12.39	$14.37	$12.20	$8.66	$19.20

Total Return (%)	(13.66)	20.10	42.83	(51.99)	18.49
Ratios to average daily net assets (%):
Expenses	0.99	0.99	1.01	0.98	1.02
Net investment income (loss)	1.51	1.12	0.95	1.68	0.74

	2011	2010	2009	2008	2007
Supplemental data for all classes:
Net assets at end of year (in thousands)	$1,542,594	$1,886,217	$1,375,848	$998,266	$2,145,312
Portfolio turnover rate (%)	111	99	125	86	61

(a)	Excludes $0.00, $0.09, $0.05, $(0.10), and $0.06 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2011, 2010, 2009, 2008, and 2007 respectively.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

58 Annual Report	December 31, 2011

Financial Highlights

Institutional International Equity Fund

	Years Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$10.78	$9.84	$7.44	$15.03	$14.27
Income (loss) from investment operations:
Net investment income (loss)(a)	0.16	0.10	0.09	0.15	0.13
Net realized and unrealized gain (loss) on investments	(1.47)	0.99	2.38	(7.60)	2.42

Total from investment operations	(1.31)	1.09	2.47	(7.45)	2.55
Less distributions from:
Net investment income	0.20	0.15	0.07	—	0.22
Net realized gain	—	—	—	0.14	1.57

Total distributions	0.20	0.15	0.07	0.14	1.79

Net asset value, end of year	$9.27	$10.78	$9.84	$7.44	$15.03

Total Return (%)	(12.12)	11.12	33.27	(49.57)	18.36
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.10	1.07	1.09	1.05	1.09
Expenses, before waivers and reimbursements	1.10	1.07	1.09	1.05	1.06
Net investment income (loss), net of waivers and reimbursements	1.48	0.97	1.04	1.26	0.86
Net investment income (loss), before waivers and reimbursements	1.48	0.97	1.04	1.26	0.89

	Years Ended December 31,
	2011	2010	2009	2008	2007
Supplemental data for all classes:
Net assets at end of year (in thousands)	$111,474	$291,468	$365,271	$360,451	$618,179
Portfolio turnover rate (%)	91	73	78	91	66

(a)	Excludes $0.00, $0.04, $0.00, $0.00, and $(0.07) of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2011, 2010, 2009, 2008, and 2007 respectively.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2011	William Blair Funds 59

Financial Highlights

International Small Cap Growth Fund

	Institutional Class Shares
	Years Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$13.24	$10.53	$6.69	$14.04	$13.43
Income (loss) from investment operations:
Net investment income (loss) (a)	0.14	0.09	0.04	0.03	0.05
Net realized and unrealized gain (loss) on investments	(1.68)	2.69	3.83	(7.26)	1.72

Total from investment operations	(1.54)	2.78	3.87	(7.23)	1.77
Less distributions from:
Net investment income	0.19	0.07	0.03	—	0.12
Net realized gain	—	—	—	0.12	1.04

Total distributions	0.19	0.07	0.03	0.12	1.16

Net asset value, end of year	$11.51	$13.24	$10.53	$6.69	$14.04

Total Return (%)	(11.60)	26.40	57.84	(51.53)	13.53
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.08	1.08	1.13	1.14	1.14
Expenses, before waivers and reimbursements	1.08	1.08	1.13	1.11	1.14
Net investment income (loss), net of waivers and reimbursements	1.10	0.77	0.48	0.28	0.32
Net investment income (loss), before waivers and reimbursements	1.10	0.77	0.48	0.31	0.32

	Years Ended December 31,
	2011	2010	2009	2008	2007
Supplemental data for all classes:
Net assets at end of year (in thousands)	$718,221	$646,951	$390,851	$291,988	$401,459
Portfolio turnover rate (%)	85	85	136	78	88

(a)	Excludes $0.00, $0.15, $0.01, $(0.02), and $0.05 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2011, 2010, 2009, 2008, and 2007 respectively.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

60 Annual Report	December 31, 2011

Financial Highlights

Emerging Markets Growth Fund

	Institutional Class Shares
	Years Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$15.96	$13.03	$7.56	$22.07	$19.54
Income (loss) from investment operations:
Net investment income (loss)(a)	0.14	0.06	0.06	0.17	(0.01)
Net realized and unrealized gain (loss) on investments	(2.87)	3.05	5.55	(13.74)	7.27

Total from investment operations	(2.73)	3.11	5.61	(13.57)	7.26
Less distributions from:
Net investment income	0.08	0.18	0.14	—	0.19
Net realized gain	1.83	—	—	0.94	4.54

Total distributions	1.91	0.18	0.14	0.94	4.73

Net asset value, end of year	$11.32	$15.96	$13.03	$7.56	$22.07

Total Return (%)	(16.82)	23.91	74.33	(61.51)	38.21
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.19	1.17	1.22	1.22	1.25
Expenses, before waivers and reimbursements	1.19	1.17	1.22	1.20	1.25
Net investment income (loss), net of waivers and reimbursements	0.93	0.43	0.54	1.08	(0.05)
Net investment income (loss), before waivers and reimbursements	0.93	0.43	0.54	1.10	(0.05)

	Years Ended December 31,
	2011	2010	2009	2008	2007
Supplemental data for all classes:
Net assets at end of year (in thousands)	$817,846	$1,250,543	$1,038,260	$385,588	$1,165,854
Portfolio turnover rate (%)	104	121	113	118	100

(a)	Excludes $0.00, $0.11, $0.15, $(0.09), and $0.21 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2011, 2010, 2009, 2008, and 2007 respectively.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2011	William Blair Funds 61

Financial Highlights

Emerging Leaders Growth Fund

	Institutional Class Shares
	Periods Ended December 31,
	2011	2010	2009	2008(a)
Net asset value, beginning of year	$10.35	$8.43	$4.78	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.09	0.04	0.04	0.04
Net realized and unrealized gain (loss) on investments	(2.10)	1.97	3.73	(5.26)

Total from investment operations	(2.01)	2.01	3.77	(5.22)
Less distributions from:
Net investment income	0.06	0.03	0.12	0.00 ^
Net realized gain	0.63	0.06	—	—
Return of capital	0.00 ^	—	—	—

Total distributions	0.69	0.09	0.12	0.00 ^

Net asset value, end of year	$7.65	$10.35	$8.43	$4.78

Total Return (%)*	(19.30)	23.84	78.93	(52.11)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25	1.26	1.25	1.25
Expenses, before waivers and reimbursements	1.41	1.35	1.36	1.41
Net investment income (loss), net of waivers and reimbursements	0.90	0.50	0.58	0.70
Net investment income (loss), before waivers and reimbursements	0.74	0.41	0.47	0.54

	Periods Ended December 31,
	2011	2010	2009	2008(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$47,822	$94,901	$115,136	$46,676
Portfolio turnover rate (%)	142	176	176	151

(a)	For the period March 26, 2008 (Commencement of Operations) to December 31, 2008.
(b)	Excludes $0.00, $0.96, $1.29, and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2011, 2010, 2009, and 2008 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

62 Annual Report	December 31, 2011

Financial Highlights

Bond Fund

	Institutional Class Shares
	Periods Ended December 31,
	2011	2010	2009	2008	2007(a)
Net asset value, beginning of year	$10.58	$10.30	$9.72	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.45	0.48	0.51	0.50	0.32
Net realized and unrealized gain (loss) on investments	0.36	0.34	0.58	(0.31)	0.03

Total from investment operations	0.81	0.82	1.09	0.19	0.35
Less distributions from:
Net investment income	0.50	0.51	0.51	0.47	0.35
Net realized gain	0.09	0.03	—	—	0.00

Total distributions	0.59	0.54	0.51	0.47	0.35

Net asset value, end of year	$10.80	$10.58	$10.30	$9.72	$10.00

Total Return (%)*	7.88	8.06	11.47	1.95	3.57
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.35	0.35	0.34	0.35	0.35
Expenses, before waivers and reimbursements	0.39	0.40	0.43	0.56	0.52
Net investment income (loss), net of waivers and reimbursements	4.24	4.54	5.07	5.04	5.09
Net investment income (loss), before waivers and reimbursements	4.20	4.49	4.98	4.83	4.92
	Years Ended December 31,
	2011	2010	2009	2008	2007(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$232,016	$192,776	$147,344	$74,613	$68,483
Portfolio turnover rate (%)	28	25	29	52	38

(a)	For the period May 1, 2007 (Commencement of Operations) to December 31, 2007.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2011	William Blair Funds 63

Financial Highlights

Low Duration Fund

	Institutional Class Shares
	Periods Ended December 31,
	2011	2010	2009 (a)
Net asset value, beginning of year	$9.90	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.16	0.01
Net realized and unrealized gain (loss) on investments	0.03	0.05	(0.07)

Total from investment operations	0.21	0.21	(0.06)
Less distributions from:
Net investment income	0.28	0.24	0.01
Net realized gain	—	—	—

Total distributions	0.28	0.24	0.01

Net asset value, end of year	$9.83	$9.90	$9.93

Total Return (%)*	2.14	2.15	(0.58)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.40	0.40	0.40
Expenses, before waivers and reimbursements	0.42	0.48	0.64
Net investment income (loss), net of waivers and reimbursements	1.81	1.61	1.54
Net investment income (loss), before waivers and reimbursements	1.79	1.53	1.30
	Periods Ended December 31,
	2011	2010	2009 (a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$157,147	$143,470	$95,134
Portfolio turnover rate (%)*	43	51	—

(a)	For the period December 1, 2009 (Commencement of Operations) to December 31, 2009.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

64 Annual Report	December 31, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

William Blair Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Institutional International Growth Fund, Institutional International Equity Fund, International Small Cap Growth Fund, Emerging Markets Growth Fund, Emerging Leaders Growth Fund, Bond Fund, and Low Duration Fund (collectively, the Portfolios) (seven of the Portfolios constituting William Blair Funds) as of December 31, 2011, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Portfolios of William Blair Funds at December 31, 2011, the results of their operations, changes in their net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Chicago, Illinois

February 23, 2012

December 31, 2011	William Blair Funds 65

APPROVAL OF THE MANAGEMENT AGREEMENT FOR THE WILLIAM BLAIR EMERGING MARKETS SMALL CAP GROWTH FUND

On July 26, 2011, the Board of Trustees (the “Board”) of William Blair Funds (the “Trust”), including the Trustees who are not interested persons of the Trust as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the Management Agreement between the Trust, on behalf of the William Blair Emerging Markets Small Cap Growth Fund (the “Fund”), and William Blair & Company, L.L.C. (the “Advisor”). On July 25 and 26, 2011, the Board met to consider the approval of the Management Agreement. On July 25, 2011, the Independent Trustees also met independently of Trust management and the interested Trustees of the Trust to consider the approval of the Management Agreement . The Independent Trustees reviewed materials provided by the Advisor for the approval of the Management Agreement and were assisted by independent legal counsel in making their determination. The Board considered the following factors in making its determination, but did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of services expected to be provided by the Advisor to the Fund, the Board noted that the Advisor is a quality firm with a reputation for integrity and honesty that employs high quality people. The Board considered biographical information about the proposed portfolio managers for the Fund, financial information regarding the Advisor, the compliance regime created by the Advisor and the proposed financial support of the Fund. The Board considered that the proposed portfolio managers currently managed or co-managed the William Blair Emerging Markets Growth Fund, the William Blair Emerging Leaders Growth Fund and the William Blair International Small Cap Growth Fund. The Board also considered the Advisor’s experience in managing new funds. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Advisor to the Fund were expected to be satisfactory.

Fees and Expenses. The Board reviewed the proposed advisory fee for the Fund and reviewed information comparing the Fund’s advisory fee to a separate peer group of funds provided by Lipper Inc. With respect to the Fund, the Lipper peer group consisted of other no-load international small-/mid-cap growth funds and no-load international multi-cap value funds. In considering the information, the Board noted that the proposed advisory fee for the William Blair Emerging Markets Small Cap Growth Fund was above the median of its Lipper peer group. The Board reviewed the Advisor’s management fees for the Emerging Markets Growth Fund and the Emerging Leaders Growth Fund. The Board also considered that the Advisor had proposed to limit total expenses for the Fund, including waiving advisory fees, if necessary. On the basis of the information provided, the Board concluded that the proposed advisory fee for the Fund was reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Advisor.

Profitability. With respect to the estimated profitability of the Management Agreement to the Advisor for the Fund, the Board considered the proposed advisory fee for the Fund, that the Fund was newly organized and had no assets and the Advisor’s agreement to limit total expenses for the Fund. The Board concluded that the expected profits to be realized by the Advisor with respect to the Fund were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale. The Board considered whether the proposed advisory fee for the Fund was reasonable in relation to the projected asset size of the Fund. In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board reviewed the Fund’s advisory fee compared to peer funds, the Fund’s projected asset size, the Fund’s estimated expense ratios and the Advisor’s agreement to limit total expenses for the Fund, and concluded that the advisory fee for the Fund was reasonable.

Other Benefits to the Advisor. The Board considered benefits to be derived by the Advisor from its relationship with the Fund. The Board concluded that, after taking into account these benefits, the proposed advisory fee for the Fund was reasonable.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement are fair and reasonable and that the approval of the Management Agreement is in the best interests of the Fund.

66 Annual Report	December 31, 2011

Trustees and Officers (Unaudited). The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees
Michelle R. Seitz, 1965*	Chairperson of the Board of Trustees and President	Trustee since 2002; Chairperson since 2010 Since 2007	Principal, William Blair & Company, L.L.C.; Limited Partner, WB Holdings, L.P. (since November 2008); Member, WBC GP, L.L.P. (since November 2008)	23	Director, William Blair SICAV

Richard W. Smirl, 1967*	Trustee and Senior Vice President	Trustee since 2010 and Senior Vice President since 2007	Principal, William Blair & Company, L.L.C.	23	Director, William Blair SICAV

Non-Interested Trustees
Ann P. McDermott, 1939	Trustee	Since 1996	Board member and officer for various civic and charitable organizations over the past thirty years; professional experience prior thereto, registered representative for New York Stock Exchange firm	23	Northwestern University, Women’s Board; Rush Presbyterian St. Luke’s Medical Center, Women’s Board; University of Chicago, Women’s Board; Visiting Nurses Association, Honorary Director

Phillip O. Peterson, 1944	Trustee	Since 2007	Retired; formerly, President, Strong Mutual Funds, 2004-2005; formerly, Partner, KPMG LLP	23	The Hartford Group of Mutual Funds (87 portfolios)

Lisa A. Pollina, 1965	Trustee	Since 2011	Senior Advisor to head of RBC Financial Group’s International Banking and Insurance division since 2010; formerly, Bank of America Corporation, Global Financial Institutions Executive from 2006-2008 and multiple Advisory from 2008-2010; prior thereto, Managing Partner, Bordeaux Capital from 2002-2006.	23	Darkstrand, high-speed fiber optic network provider (2009 to 2010); Jane Addams Hull House Association, Board of Trustees (2003 to 2009)

Donald J. Reaves, 1946	Trustee	Since 2004	Chancellor, Winston-Salem State University since 2007; formerly, Vice President for Administration and Chief Financial Officer, University of Chicago 2002-2007.	23	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company
December 31, 2011	William Blair Funds 67

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Donald L. Seeley, 1944	Trustee	Since 2003	Retired; formerly, Director, Applied Investment Management Program, University of Arizona Department of Finance, prior there to, Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	23	Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer; Center for Furniture Craftsmanship (not-for-profit)

Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board member for various U.S. companies; Director and Investment Committee Chairman of the US Accenture Foundation, Inc.; prior to 2005, Managing Partner of various divisions at Accenture	23	Mutual Trust Financial Group, provider of insurance and investment products; Board Member, First MetLife Investors Insurance Company, NY Chartered Company for Metropolitan Life Insurance
Officers
Michael P. Balkin, 1959	Senior Vice President	Since 2009	Principal, William Blair & Company, L.L.C.		N/A

	Vice President	2008-2009	Associate, William Blair & Company, L.L.C.; former Partner, Magnetar Capital

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.		N/A

David C. Fording, 1967	Senior Vice President	Since 2009	Principal, William Blair & Company, L.L.C.		N/A

	Vice President	2006-2009	Associate, William Blair & Company, L.L.C.; former Portfolio Manager, TIAA-CREF.

James S. Golan, 1961	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C.		N/A

W. George Greig, 1952	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.		N/A

Michael A. Jancosek, 1959	Senior Vice President	Since 2004	Principal, William Blair & Company L.L.C.		N/A

John F. Jostrand, 1954	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.		N/A

Chad M. Kilmer, 1975	Senior Vice President	Since 2011	Associate, William Blair & Company, L.L.C.; former analyst and Portfolio		N/A

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.		Chairman, AG. Med, Inc.
68 Annual Report	December 31, 2011

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer
Mark T. Leslie, 1967	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

	Vice President	2005-2008	Associate, William Blair & Company, L.L.C.

Matthew A. Litfin, 1972	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

Kenneth J. McAtamney 1966	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

Todd M. McClone, 1968	Senior Vice President	Since 2006	Principal, William Blair & Company, L.L.C.	N/A

	Vice President	2005-2006	Associate, William Blair & Company, L.L.C.	N/A

David Merjan, 1960	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

David S. Mitchell, 1960	Senior Vice President	Since 2004	Principal, William Blair & Company, L.L.C.	N/A

David P. Ricci, 1958	Senior Vice President	Since 2006	Principal, William Blair & Company, L.L.C.	N/A

Richard W. Smirl, 1967	Senior Vice President	Since 2004	Principal, William Blair & Company, L.L.C.	N/A

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.	N/A

Christopher T. Vincent, 1956	Senior Vice President	Since 2004	Principal, William Blair & Company, L.L.C.	N/A

Kathleen M. Lynch, 1971	Vice President	Since 2010	Associate, William Blair & Company, L.L.C.	N/A

Paul J. Sularz, 1967	Vice President	Since 2009	Associate, William Blair & Company, L.L.C.; Vice President, J.P. Morgan Securities, Inc.	N/A

David F. Hone, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Portfolio Manager, Large Cap Value, Deutsche Asset Management (2002-2010)	N/A

John Abunassar, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2009-2011); prior thereto, President and CEO of Allegiant Asset	N/A

Peter Carl, 1967	Vice President	Since 2011	Associate, William Blair & Company L.L.C. (since 2011); prior thereto, Portfolio Manager, Guidance Capital LLC (2006-2011)	N/A
December 31, 2011	William Blair Funds 69

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer
D. Trowbridge Elliman III, 1957	Vice President	Since 2011	Associate, William Blair & Company L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2001-2011)	N/A

Christopher Walvoord, 1966	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2002-2011)	N/A

Brian Ziv, 1957	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2001-2011)	N/A

Brian D. Singer, 1960	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Managing Partner, Singer Partners, LLC (2009-2011); prior thereto, UBS Global Asset Management (Americas) Inc. (2003-2007)	N/A

Edwin Denson, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Managing Partner, Singer Partners, LLC (2009-2011); prior thereto, UBS Global Asset Management (Americas) Inc. (2001-2009)	N/A

Thomas Clarke, 1968	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Managing Partner, Singer Partners, LLC (2009-2011); prior thereto, UBS Global Asset Management (Americas) Inc. (2000-2009)	N/A

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair & Company, L.L.C.; Associate Counsel and Chief Compliance Officer, Calamos Investments; Assistant General Counsel, American Century Investments.	N/A

Colette M. Garavalia, 1961	Treasurer	Since 2009	Associate, William Blair & Company, L.L.C.	N/A

	Secretary	2000-2009	Associate, William Blair & Company, L.L.C.	N/A
70 Annual Report	December 31, 2011

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer
Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair & Company, L.L.C.; Associate, Bell, Boyd & Lloyd, LLP; Associate, Sidley Austin LLP	N/A

John M. Raczek, 1970	Assistant Treasurer	Since 2010	Associate, William Blair & Company, L.L.C.; Manager, Calamos Investments	N/A

*	Ms. Seitz and Mr. Smirl are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Fund’s investment advisor, principal underwriter and distributor.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the earlier of (a) the non-interested Trustee’s 72nd birthday or (b) the 15th anniversary of the date that the non-interested Trustee was first elected or appointed as a member of the Board of Trustees. The Fund’s officers, except the Chief Compliance Officer, are elected annually by the Trustees. The Fund’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of the non-interested Trustees.
(2)	In November 2008, all principals of William Blair & Company, L.L.C. also became limited partners in WB Holdings, L.P.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

December 31, 2011	William Blair Funds 71

(unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended December 31 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at www.williamblairfunds.com.

Additional Federal Income Tax Information: (unaudited)

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2011:

Emerging Markets Growth	Emerging Leaders Growth	Bond
$115,030,166	$2,732,548	$1,831,187

The following table provides the percentage of the 2011 year-end distributions that qualify for the dividend received deduction, and the qualified dividend income percentage:

Portfolio	Dividend Received Deduction%	Qualified Dividend Income%
Institutional International Growth	0.00%	80.38%
Institutional International Equity	0.00%	100.00%
International Small Cap Growth	0.00%	100.00%
Emerging Markets Growth	0.10%	100.00%
Emerging Leaders Growth	0.00%	100.00%
Bond	0.00%	0.00%
Low Duration	0.00%	0.00%

In January 2012, you were notified on IRS Form 1099-Div or substitute 1099 DIV as to the Federal tax status of the distributions received by you in the calendar year 2011.

72 Annual Report	December 31, 2011

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Portfolio.

Expense Example

As a shareholder of a Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Portfolio’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2011 to December 31, 2011.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

December 31, 2011	William Blair Funds 73

Fund Expenses; (unaudited)

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to the previous page for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value 7/1/2011	Ending Account Value 7/31/2011	Expenses Paid during the Period(a)	Annualized Expense Ratio
Institutional International Growth Fund
Institutional Class—actual return	$1,000.00	$845.10	$4.65	1.00%
Institutional Class—hypothetical 5% return	1,000.00	1,020.16	5.09	1.00
Institutional International Equity Fund
Class I—actual return	1,000.00	848.10	5.31	1.14
Institutional Class—hypothetical 5% return	1,000.00	1,019.46	5.80	1.14
International Small Cap Growth Fund
Institutional Class—actual return	1,000.00	835.40	5.04	1.09
Institutional Class— hypothetical 5% return	1,000.00	1,019.71	5.55	1.09
Emerging Markets Growth Fund
Institutional Class—actual return	1,000.00	835.50	5.55	1.20
Institutional Class—hypothetical 5% return	1,000.00	1,019.16	6.11	1.20
Emerging Leaders Growth Fund
Institutional Class—actual return	1,000.00	826.20	5.75	1.25
Institutional Class—hypothetical 5% return	1,000.00	1,018.90	6.36	1.25
Bond Fund
Institutional Class—actual return	1,000.00	1,045.70	1.80	0.35
Institutional Class—hypothetical 5% return	1,000.00	1,023.44	1.79	0.35
Low Duration Fund
Institutional Class—actual return	1,000.00	1,007.40	2.02	0.40
Institutional Class—hypothetical 5% return	1,000.00	1,023.19	2.04	0.40

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period 184, and divided by 365 (to reflect the one-half year period).
74 Annual Report	December 31, 2011

BOARD OF TRUSTEES

Ann P. McDermott

Director and Trustee

Profit and not-for-profit organizations

Phillip O. Peterson

Retired Partner, KPMG LLP

Lisa A. Pollina

Senior Advisor to RBC Financial Group-International Banking and Insurance Division.

Donald J. Reaves

Chancellor, Winston-Salem State University

Donald L. Seeley

Retired Adjunct Lecturer and Director, University of Arizona Department of Finance

Michelle R. Seitz, Chairperson and President

Principal, William Blair & Company, L.L.C.

Thomas J. Skelly

Retired Managing Partner, Accenture U.S.

Richard W. Smirl, Senior Vice President

Principal, William Blair & Company, L.L.C.

Officers

Michael P. Balkin, Senior Vice President

Karl W. Brewer, Senior Vice President

David C. Fording, Senior Vice President

James S. Golan, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

Chad M. Kilmer, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

Mark T. Leslie, Senior Vice President

Matthew A. Litfin, Senior Vice President

Kenneth J. McAtamney, Senior Vice President

Todd M. McClone, Senior Vice President

David Merjan, Senior Vice President

David S. Mitchell, Senior Vice President

David P. Ricci, Senior Vice President

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Kathleen M. Lynch, Vice President

Paul J. Sularz, Vice President

David F. Hone, Vice President

John Abunassar, Vice President

Peter Carl, Vice President

D. Trowbridge Elliman III, Vice President

Christopher Walvoord, Vice President

Brian Ziv, Vice President

Brian D. Singer, Vice President

Edwin Denson, Vice President

Thomas Clarke, Vice President

Walter R. Randall, Jr., Chief Compliance Officer an Assistant Secretary

Colette M. Garavalia, Treasurer

Andrew T. Pfau, Secretary

John Raczek, Assistant Treasurer

Investment Advisor

William Blair & Company, L.L.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Legal Counsel

Vedder Price P.C.

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

December 31, 2011	William Blair Funds 75

INTERNATIONAL EQUITY	FIXED-INCOME
Institutional International Growth Fund	Bond Fund - Institutional Class Shares
Institutional International Equity Fund	Low Duration Fund - Institutional Class Shares
International Small Cap Growth Fund - Institutional Class Shares
Emerging Markets Growth Fund - Institutional Class Shares
Emerging Leaders Growth Fund - Institutional Class Shares

222 West Adams Street

Chicago, IL 60606

800.742.7272  •  www.williamblairfunds.com

©William Blair & Company, L.L.C., distributor

Item 2.	Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Such code of ethics is posted on the Registrant’s website: www.williamblairfunds.com. There were no amendments to or waivers of the code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Mr. Phillip O. Peterson, the Registrant’s audit committee financial expert, is “independent” for purposes of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services

Audit Fees

For the fiscal years ended December 31, 2010 and 2011, Ernst & Young, LLP, the Registrant’s principal accountant (“E&Y”), billed the Registrant $501,000 and $559,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

For the fiscal years ended December 31, 2010 and 2011, E&Y billed the Registrant $3,000 and $8,000, respectively, for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and that are not reported above, such as reviewing prospectuses and SEC filings. For the fiscal years ended December 31, 2010 and 2011, E&Y provided no audit-related services to William Blair & Company L.L.C., the Registrant’s investment advisor (“William Blair”) or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Tax Fees

For the fiscal years ended December 31, 2010 and 2011, E&Y billed the Registrant $117,850 and $138,500, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of preparation of tax returns, year-end distribution review, qualifying dividend income analysis and computation of foreign tax credit pass-through. For the fiscal years ended December 31, 2010 and 2011, E&Y did not bill William Blair and its control affiliates for any services that were for engagements directly related to the Registrant’s operations and financial reporting.

All Other Fees

For the fiscal years ended December 31, 2010 and 2011, E&Y did not bill the Registrant for products and services other than the services reported above. For the fiscal years ended December 31, 2010 and 2011, E&Y provided no other services to William Blair or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment advisor (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chair of the Audit Committee may grant the pre-approval referenced above for non-prohibited and non-audit services. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Non-Audit Fees

For the fiscal years ended December 31, 2010 and 2011, E&Y billed the Registrant $117,850 and $138,500, respectively, in non-audit fees (tax services). For the same periods, E&Y billed William Blair and its control affiliates $97,000 and $119,000 (Custodian SAS 70 Report), respectively, in non-audit fees. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to William Blair or any of its control affiliates that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining E&Y’s independence.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the final quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

12. (a) (1) Code of Ethics

Not applicable because it is posted on Registrant’s website.

12. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act

12. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act.

12. (a) (3)

Not applicable to this Registrant.

12. (b)

Certification of Chief Executive Officer and Certification of Chief Financial Officer Required by Rule 30a-2(b) of the Investment Company Act

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Michelle R. Seitz
By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: February 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated

/s/ Michelle R. Seitz

By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: February 23, 2012

/s/ Colette M. Garavalia

By:	Colette M. Garavalia
Treasurer (Chief Financial Officer)

Date: February 23, 2012